TABLE OF CONTENTS

                                  THE GCG TRUST

                                                                         PAGE
                                                                         ----
Chairman's Letter ........................................................  1
Portfolio Manager Reports ................................................  2
Statements of Assets and Liabilities ..................................... 30
Statements of Operations ................................................. 34
Statements of Changes in Net Assets ...................................... 38
Financial Highlights ..................................................... 46
Portfolios of Investments ................................................ 60
Notes to Financial Statements ............................................119

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   The information contained in this report is intended for general information purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Trust and Separate Account prospectuses which contain important information concerning the Trust, the Company, and its current public offering of variable contracts. Investment return and principal value will vary, and shares may be worth more or less at redemption than at original purchase.
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ING VARIABLE ANNUITIES
1475 Dunwoody Drive, West Chester, PA 19380

                                                                 August 10, 2001

Dear GCG Trust Shareholder:

We at ING VARIABLE ANNUITIES are pleased to share with you the GCG Trust (the "Trust") Semi-Annual Report for the six months ended June 30, 2001. The Report provides information about the performance and financial position of the Portfolios within the Trust.

The first half of 2001 provided mixed investment results during a period of uncertainty in the marketplace. During the period, the S&P 500 returned -6.69% while the Russell 2000 Index returned 6.94%. The Lehman Brothers Aggregate Bond index rose 3.62%. In light of these varied returns, we continue to feel that our shareholders should stay focused on their long-term goals and remember that diversification in several investment styles remains important.

On May 1, 2001, we introduced Pacific Investment Management Company LLC (PIMCO) as the portfolio manager of the Core Bond Series, a diversified portfolio of fixed income instruments of varying maturities. Core Bond Series, formerly known as the Global Fixed Income Series, was reconfigured to change the Portfolio's investment objective and style. On the same date, we added Internet Tollkeeper[SERVICE MARK] Series to the Trust's lineup. This Series is a portfolio of equity securities of companies that provide access, infrastructure, content and services to Internet companies and customers. Goldman Sachs Asset Management serves as portfolio manager to this Series.

We are confident that our Trust enhancements will help continue to make ING VARIABLE ANNUITIES an attractive choice for your long-term investment assets. ING VARIABLE ANNUITIES offers a comprehensive range of options across most investment classes and investment styles. We encourage you to discuss these options with your financial representative.

The Report contains comments from the Portfolio Managers of each of the Trust's Series. The Portfolio Managers' comments reflect their views as of the date written and are subject to change. For more complete information about any Series, the Trust, or any products, including charges, expenses, and investment risks, please consult your prospectus. You may obtain a prospectus by calling 800-366-0066. Read it carefully before investing.

As always, thank you for choosing ING VARIABLE ANNUITIES.

Sincerely

/S/ SIGNATURE

Barnett Chernow
President
The GCG Trust


Internet Tollkeeper[SERVICE MARK] is a service mark of Goldman, Sachs &Co.

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

HOW DID THE SERIES PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

The Liquid Asset Series (the "Series") generated a net total return of 2.42% for the six months ended June 30, 2001. The Merrill Lynch 3-Month U.S. Treasury Bill Index had a total return of 2.64% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

We began 2001 with skittish financial markets and general agreement that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would have to lower its Federal Funds target rate ("Fed Funds") in 2001. In fact, the FOMC cut its Fed Funds target by 275 basis points over the first half of 2001, lowering the Fed Funds rate to 3.75% from 6.50% last year. The first easing of interest rates occurred on January 3, 2001 in a surprise inter-meeting move. It was then followed by four additional 50 basis point moves in January, March, April and May and a final 25 basis point ease at the June 27th FOMC meeting.

Most recently, the Fed attributed the economic sluggishness and resulting reduction in the Fed Funds target to declining business profitability and capital spending, weak expansion of consumption, and slow growth abroad. In addition, the FOMC reiterated that risks remain weighted toward economic weakness.

The LIBOR yield curve, as represented by one-month LIBOR and 12-month LIBOR rates, was inverted throughout most of the first half of 2001. The inversion was -60 basis points at the beginning of the year. By the end of the first half of 2001, the relationships changed and the yield spread was +19 basis points between one-month and 12-month LIBOR. Three-month LIBOR began the year 5.94% and ended the period at 3.84%.

The Series' primary strategy throughout the period was to maintain an average maturity longer than competitors and also to barbell the portfolio. The barbell strategy was a hedge toward declining interest rates and an effort to keep the yield high by purchasing the higher yielding short paper. Because the Series had a significant need for liquidity, approximately 25% of the Series assets at quarter-end were invested in overnight securities. The liquidity need of the Series was as high as 40% at various points throughout the year. The barbell strategy positively impacted performance while the high liquidity needs of the Series detracted from performance.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND PORTFOLIO?
The Fed is nearing the end of its easing cycle and market participants are beginning to estimate a "Fed Funds floor." The current consensus forecast is a floor of 3.5% at the August FOMC meeting. In addition, the market is pricing in economic recovery and subsequent increases in interest rates beginning as early as December 2001. As such, the LIBOR yield curve is inverted through December with rates increasing for securities maturing in 2002. Given this environment, the Series may allow its average maturity to decrease by purchasing short paper in order to take advantage of higher long-term rates in the future. As always, the Series will invest where it sees value given the shape of the yield curve and changing expectations of interest rates and interpretations of economic health.

                                                  ING INVESTMENT MANAGEMENT, LLC

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR       5.63%
                                      5 YEAR       5.18%
                                     10 YEAR       4.59%
                 SINCE 1/24/1989 (INCEPTION)       5.18%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.42%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

INVESTMENT IN THE LIQUID ASSET SERIES (OR IN ANY OTHER SERIES) IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE LIQUID ASSET SERIES WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

TOP FIVE HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Goldman Sachs Repurchase Agreement,
      4.060% due 07/02/01                                   8.6%
   2. Salomon Smith Barney Repurchase Agreement,
      4.050% due 07/02/01                                   8.3%
   3. Morgan Stanley Repurchase Agreement,
      4.040% due 07/02/01                                   8.1%
   4. Deutsche Bank, NY, 6.890% due 08/20/2001              2.0%
   5. Southtrust Bank, NA, 4.770% due 07/16/2001            1.8%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Financial                                            43.7%
   2. Repurchase Agreements                                25.0%
   3. Asset Backed Securities                              18.4%
   4. Communications                                        6.9%
   5. Consumer Products                                     1.8%

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

HOW DID THE SERIES PERFORM DURING THE SIX MONTHS ENDED JUNE 30, 2001?

The Limited Maturity Bond Series (the "Series") returned 4.18% for the six months ended June 30, 2001 versus 4.23% for the benchmark, the Merrill Lynch 1-5 Year U.S. Corporate/Government Bond Index.

WHAT MARKET TRENDS AFFECTED THE SERIES' PERFORMANCE?

We began 2001 with a general agreement that the Federal Reserve Board's Federal Open Market Committee (the "FOMC" or the "Fed") would have to lower its Federal Funds target rate ("Fed Funds") in 2001. The FOMC cut its Fed Funds target by 275 basis points over the first half of 2001, lowering the Fed Funds rate to 3.75% from 6.50%. The first ease occurred on January 3, 2001 in a surprise inter-meeting move. It was then followed by four 50 basis point moves and a final 25 basis point ease at the June 27th FOMC meeting.

The yield curve, as represented by rates on 2-year and 30-year Treasuries, steepened dramatically from approximately 37 basis points to 152 basis points on June 29, 2001. In terms of price performance, 2-year Treasury notes rallied by approximately 1.5 points while 30 year Treasury bonds sold off by about 4.25 points.

Throughout the first half of 2001, opinions on the economy fluctuated dramatically from hopes of a rapid "V-shaped" recovery to fears of a "U-shaped" or even "L-shaped" recovery for parts of the U.S. economy. Growth clearly slowed in the first half of the year and will likely remain subdued for the rest of the year. Despite all of this, many believe the Fed easing cycle is almost over and markets are pricing in a rise in rates by year-end or early 2002.

In the investment grade corporate bond market, participants drove corporate spreads significantly tighter reflecting confidence in a diligent Fed. Corporate bonds outperformed every other investment grade fixed income asset class even in the face of surging corporate supply, which is already higher than any full year in recent memory.

WHAT OTHER FACTORS IMPACTED THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

In general, the Series' overweight position in corporate securities helped performance. Corporate credits and sectors with unfavorable fundamentals that underperformed in 2000 came into favor during the period and generally outperformed more defensive names. However, due to the negative outlook on the economy and corporate fundamentals, the Series' was defensively postured for most of the period and did not perform as well as those more aggressively positioned. The Series' positive performance is attributed to its overweight of industrials and its avoidance of credit blow-ups.

WHAT IS THE OUTLOOK FOR THE SECOND HALF OF 2001?

With the Fed's easing cycle nearing its end, the potential for the fixed income markets to rally significantly will abate. In addition, weak corporate earnings and job layoffs are expected to continue in the near future followed by profit recovery by year-end and into 2002. While corporate bonds are expected to continue to do well, the price performance of the first half of 2001 will not be repeated in the second half of 2001. The Series will continue to underweight U.S. Treasuries and Agency bonds with a corresponding overweight in corporate bonds versus its benchmark. In addition, the Series continues to hold small positions in mortgage-backed securities and asset-backed securities, which are not represented in the benchmark. The largest corporate holdings are in the communications and energy corporate sectors with a strong emphasis on security selection.

                                                  ING INVESTMENT MANAGEMENT, LLC

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR       9.40%
                                      5 YEAR       6.03%
                                     10 YEAR       5.93%
                 SINCE 1/24/1989 (INCEPTION)       6.48%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       4.18%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. U.S. Treasury Notes, due through 2006
      ranging from 4.250% to 7.500%                           33.2%
   2. Federal Home Loan Mortgage Corporation,
      due through 2026 ranging from 4.750% to 9.000%           5.5%
   3. Federal National Mortgage Association,
      due through 2027 ranging from 5.250% to 8.500%           5.0%
   4. Federal Home Loan Bank,
      due 2004 ranging from 4.875% to 5.250%                   2.6%
   5. El Paso Natural Gas Corporation, 6.750% due 11/15/03     1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Federal Agency & Government                             48.6%
   2. Financial                                               14.7%
   3. Leisure                                                  6.8%
   4. Utilities                                                5.8%
   5. Cyclicals                                                4.3%

                                  THE GCG TRUST
                                CORE BOND SERIES

HOW DID THE SERIES PERFORM?

The Core Bond Series (the "Series") has returned (2.81)% for the six months ended June 30, 2001. The Lehman Brothers Aggregate Bond Index (the "Index") returned 3.62% for the same period.

Pacific Investment Management Company Advisors became Portfolio Manager on May 1, 2001.* Total returns for the two months ended June 30, 2001 were (0.43)% for the Series and 0.98% for the Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

Intermediate and long maturity yields rose amid concerns that eventual economic recovery would create inflationary pressures. The corporate sector rallied, despite falling corporate profits, as the sector outperformed Treasury securities by approximately 3% in the first half of 2001. As investors' risk appetite returned with 275 basis points of easing by the Federal Reserve, lower quality and longer corporates outperformed. Mortgage securities performed well as prepayment fears subsided and investors sought mortgage securities for their high risk-adjusted yields.

The Japanese bond market outperformed its peers during this period while European and U.K. securities lagged given inflation concerns and a slower pace of monetary easing relative to the United States. The U.S. dollar remained strong as capital flows into U.S. financial assets continued.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?

The Portfolio's duration was neutral to performance. The biggest detractor to performance was an underweight to the corporate sector. Non-U.S. holdings also detracted from returns as European securities lagged the United States. Our overweight mortgage position contributed to performance.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

Weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters. The protracted slowdown will prompt the Federal Reserve and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the United States, Europe and the United
Kingdom. At a minimum these rates are unlikely to rise much over our cyclical time frame, which means that the front end of the U.S., U.K. and Eurozone yield curves will offer compelling value for investors in the near term.

                                           PACIFIC INVESTMENT MANAGEMENT COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      (0.22)%
                 SINCE 8/14/1998 (INCEPTION)      (1.12)%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (2.81)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*Prior to May 1, 2001, the Series operated as the Global Fixed Income Series with a different Portfolio Manager and different investment objectives.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Federal National Mortgage Association, due through
      2031 ranging from 5.500% to 6.625%                      54.5%
   2. U.S. Treasury Obligations, due through
      2016 ranging from 3.500% to 9.250%                      41.3%
   3. Federal Home Loan Mortgage Corporation,
      due through 2024 ranging from 3.540% to 8.028%          21.6%
   4. Government National Mortgage Association,
      7.500% due 07/24/31                                      3.5%
   5. Commonwealth Edison Company, 7.375%
      due 9/15/02                                              0.9%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. U.S. Government Agency Obligations                      53.6%
   2. U.S. Treasury Obligations                               27.8%
   3. Financial Services                                       2.1%
   4. Asset Backed Securities                                  1.7%
   5. Utilities                                                0.6%

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK DURING THE PERIOD?

The Fully Managed Series (the "Series") had a total return of 8.84% for the six months ended June 30, 2001. During the same period, the Standard & Poor's 500 Index had a return of (6.69)% and the Lehman Brothers Government/Corporate Bond Index had a return of 3.51%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS?

The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, and industry decelerated as it tried to adjust to excess inventory and weak demand. Unemployment also inched upward, and consumer and corporate spending waned. In this environment, corporate earnings were inconsistent and, at times, highly negative.

The Federal Reserve (the "Fed") tried to reinvigorate the economy with six cuts in the Fed Funds rate totaling 275 basis points (2.75%). Historically, stocks rise when rates decline as investors anticipate improving business conditions. This time, however, only a few market segments benefited, primarily small- and mid-caps that had long been ignored by investors and some value stocks. In a lifeless economy, investors generally favored companies with stable business prospects over speculative equity investments.

Technology and telecommunications stocks continued to implode as companies in these industries contended with overcapacity and reduced technology spending throughout the economy. High debt burdens exacerbated their problems, and warnings that corporate earnings and revenues would fall below already low expectations were commonplace.

Despite lower short-term interest rates, utilities and financial services stocks--two interest rate-sensitive groups that also performed well last year--were mostly lower in the last six months. Utilities were upended by California's energy crisis, while in the financial sector, brokerages and asset managers were hurt by the market's sharp decline. On the plus side, cyclical stocks rallied strongly amid hopes that the Fed's aggressive monetary easing would lift the economy later this year.

WHAT SECURITIES/SECTORS CONTRIBUTED MOST TO THE SERIES' PERFORMANCE?
Two of the Series largest holdings, diversified conglomerate Loews Corporation and energy multinational Amerada Hess Corporation, were also its two largest contributors to performance during the first half of 2001. In general, Loews and other insurance-related holdings benefited from the falling interest rate environment, even as other financial companies in the banking and brokerage industries faltered. The Series also enjoyed strong gains from a broad range of consumer stocks, including Mandalay Resort Group and Fortune Brands, Inc.

Outside of Amerada Hess, the performance of our energy holdings was mixed, as were other cyclically oriented stocks. However, the Series suffered few meaningful declines in its individual holdings. For example, Polaroid Corporation was a negative contributor to performance. However, the Series had less than a 1% stake in the stock, which limited the overall impact on Series' performance.

Good performance attracted a significant amount of new assets, which caused us to revise the portfolio's asset allocation. Equity securities declined as a percentage of total assets, from 59% to 50%, during the six months. Bond holdings also dropped to 6% of assets from 8%. Holdings in convertibles and cash reserves, on the other hand, rose. Our stake in convertible securities also rose about 10% on average. Judicious purchase criteria enabled us to select convertibles with attractive risk and reward characteristics: most convertible indexes were DOWN about 5% for the year to date.

WHAT IS YOUR VIEW FOR THE REMAINDER OF 2001?
Signs of an improvement in economic conditions are beginning to emerge. Monetary easing by the Fed is beginning to flow through to broader financial areas, pointing to an end of the economic downturn in the months ahead. We believe the worst of the stock market sell-off is now behind us as investors look ahead to an improvement in corporate profit growth next year. Bonds should continue to hold their own as interest rates stabilize.

                                                  T. ROWE PRICE ASSOCIATES, INC.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      27.50%
                                      5 YEAR      13.61%
                                     10 YEAR      11.89%
                 SINCE 1/24/1989 (INCEPTION)      10.21%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       8.84%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE NON CASH HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Amerada Hess Corporation                              4.6%
   2. Niagara Mohawk Holdings, Inc.                         3.8%
   3. Tennessee Valley Authority Power,
      due 4/1/36 ranging from 5.880% to 5.980%              3.2%
   4. Loews Corporation                                     3.0%
   5. Newmont Mining Corporation                            2.9%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Energy                                               13.6%
   2. Utilities                                             8.6%
   3. Consumer Nondurables                                  8.3%
   4. Business Services                                     8.2%
   5. Basic Materials                                       7.9%

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK FOR THE PERIOD?

For the six months ended June 30, 2001, the Total Return Series (the "Series") provided a total return of 0.35%, which compared to returns (6.69)% and 3.51%, respectively, for the Series' benchmarks, the Standard & Poor's 500 Index and the Lehman Brothers Government/Corporate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET EFFECTING THE SERIES' PERFORMANCE?

During the past six months, investors remained very sensitive to the prices they will pay for stocks. But in our view, the real rotation has been toward "quality." As evidence continued to mount that the economy was slowing and that earnings expectations were too optimistic, investors looked for companies that could deliver stable near-term earnings growth, solid cash flows, clean balance sheets, and proven management teams. While the economy continued to slow and earnings expectations moderated, the environment changed somewhat in the first two quarters of 2001 as the Federal Reserve Board lowered interest rates six times in the period. The market's initial reaction was to anticipate a quick recovery in the economy and in earnings. As a result, early cyclical stocks such as autos, housing, and retailers rebounded. While we expect lower interest rates to help reinvigorate the economy, we believe that the process will take time. As a result, not having significant exposure to the cyclical areas of the market, in the early part of the year, detracted from performance.

In recent months, we remained cautious on technology, consumer cyclical, and credit-sensitive financial stocks but bullish on energy, health care, food and drug retailers, and aerospace stocks. Within energy, we took advantage of recent pullbacks in oil services and drilling stocks to increase our exposure. Our research found that the major integrated energy companies have raised capital expenditure budgets in reaction to higher oil and gas prices as well as underinvestment in energy infrastructure over the past several years. Despite the recent pullback in stock prices, we believe that the earnings outlook for the oil services and drilling companies will continue to improve.

We have cut back on life insurance companies and banks with significant annuity and asset management exposure. As assets under management declined due to the market's weakness, these companies could come under additional profit pressures. On the other hand, we have maintained significant exposure to property and casualty insurance companies such as The St. Paul Companies, Inc. and financial services companies, which exhibited strong cash flows and diversified revenue streams. We significantly reduced our exposure to telephone services holdings, and we have taken profits in some natural gas stocks that produced strong gains during the past six months. Essentially, we have redeployed this cash into a broad range of industries such as electric power, pharmaceuticals, health maintenance organizations, and a couple of technology names that we felt represented strong growth franchises at compelling valuations.

WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2001?

We believe it's extremely difficult to predict when the economy or stock market can wage an extended comeback. With so many conflicting variables surrounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably the technology sector, and we have added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we will remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      13.81%
                 SINCE 8/14/1998 (INCEPTION)       9.31%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       0.35%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Freddie Mac                                           1.6%
   2. Viacom, Inc., Class B                                 1.5%
   3. The St. Paul Companies, Inc.                          1.4%
   4. Royal Dutch Petroleum Company, NY Shares              1.3%
   5. Akzo Nobel N.V.                                       1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Financial Services                                   22.2%
   2. Utilities & Communications                           17.3%
   3. Energy                                               15.9%
   4. Health Care                                           9.0%
   5. Leisure                                               8.0%

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

DID THE SERIES OUTPERFORM ITS BENCHMARK FOR THE PERIOD?

For the six months ended June 30, 2001, the Asset Allocation Growth Series (the "Series") provided a total return of (3.72)%, which compared to returns of (5.78)% and 3.62%, respectively, for the Series benchmarks, the Wilshire 5000 Index and the Lehman Brothers Aggregate Bond Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET EFFECTING THE SERIES' PERFORMANCE?

The U.S. economic slowdown continued to hang over the domestic equities markets. Following a disappointing year, the major market averages extended their declines into the first quarter of 2001 as a slew of corporate profit warnings sent stock prices sharply lower. Also contributing to the decline in equity prices was a discernible retrenchment in manufacturing activity, a sharp retraction in domestic economic growth and faltering consumer confidence. While stocks generally fell along the capitalization spectrum, value significantly outperformed growth, particularly among small- to mid-cap issues. Investment grade fixed markets performed strongly in both absolute and relative terms compared to higher risk asset classes. Similar to results in 2000, nervous investors fled equity markets in search of a safe haven during uncertain economic times. Responding to a rapid succession of Federal Reserve (the "Fed") induced interest rate reductions, bonds appreciated sharply across the board. Leading the way were spread products including corporates and asset-backed securities followed by U.S Government and Agencies issues. Corporates bonds, in particular, were strong as investor's were encouraged by the Fed's aggressive monetary easing, hoping for a v-shaped recovery later in the year.

During the second quarter of 2001, nearly all major equity indices posted strong returns, rebounding from first quarter lows. Domestic small-cap stocks produced the largest gains, while growth oriented equities outperformed value for the first time in over a year. In an environment of economic uncertainty and poor corporate earnings, investors were drawn to the markets by an additional three Fed rate cuts and the signing of a Federal tax relief bill. As interest rates fell, a steepening Treasury yield curve drove prices up for short-term bonds and Treasury bills, while longer maturity bond prices fell. Demand for riskier investment grade bonds increased over the quarter. Although industrial production numbers showed decline for the ninth consecutive month, many economic indicators pointed towards a recovery. The services industry showed growth after three consecutive months of decline. Consumer confidence numbers remained positive and sentiment about future market performance was high.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

In the beaten-down information technology sector, companies with strong fundamentals and future earnings growth became the leaders of the second quarter of 2001 after disappointing first quarter returns. The Series benefited from excellent stock selection in this sector. The result of on-going layoffs and slowing personal income growth were reflected in slowed retail spending numbers in the department and apparel chain store industries. Aside from a handful of well-chosen consumer discretionary securities, avoiding many of the poorer performing stocks in this sector of the benchmark contributed to the Series return. A select group of industrial holdings performed surprisingly well as their prices began to rebound from cyclical lows.

There were a few overweighted health care securities that detracted from returns. These names were primarily in the pharmaceutical industry, which was experiencing faltering share prices due to unexpected events, such as a slowing of drug approvals and concerns over bills being considered by Congress. Separately, within the financial sector, talk about a market rebound led investors to believe there would be an increase in brokerage and underwriting revenues in the near future. Being underweight many of the top brokerage companies negatively impacted the Series.

WHAT IS YOUR TARGET SECTOR ALLOCATION FOR THE SERIES?

The Series target asset allocation is 70% stocks and 30% fixed income securities. This neutral mix represents a benchmark for the combination of investments in each asset class over time.

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                YEAR-TO-DATE      (3.72)%
                 SINCE 10/2/2000 (INCEPTION)      (9.40)%

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Vanguard Total Stock Market VIPERs                    3.4%
   2. General Electric Company                              2.4%
   3. Microsoft Corporation                                 1.9%
   4. Pfizer, Inc.                                          1.5%
   5. SBC Communication, Inc.                               1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Government Obligations                               22.3%
   2. Finance                                              14.0%
   3. Technology                                           12.8%
   4. Health Care                                           8.1%
   5. Utilities                                             5.1%

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK DURING THE PERIOD?

The Equity Income Series (the "Series") had a total return of 2.66% for the six months ended June 30, 2001. During the same period, the Standard & Poor's 500 Index had a return of (6.69)%.

HOW DID THE MARKET FORCES AFFECT THE SERIES' PERFORMANCE?

The equity market declined in the first half of 2001 due to concerns about the state of the economy and widespread weakness in corporate earnings. The year began with a sharp sell-off during the first quarter, but a second-quarter rebound reduced the magnitude of the market's loss for the six-month period ended June 30, 2001.

For much of the year, investing in the equity market has been like tiptoeing through a minefield. Investors have been moving slowly, cognizant of the risks, trying to avoid shrapnel from nearby explosions, many of which resulted from unrealistically high investor expectations and declining corporate profitability caused by a slowing economy. The result has been significant corrections in many sectors and in many specific companies. To cite one example, a local fiber-optics company sported a market capitalization at one point last year exceeding that of General Motors. By early July that relationship had reversed to the point where General Motors' current market capitalization is 30 times greater than that of the former dot-com wonder.

WHAT WAS THE SERIES STRATEGY DURING THE PERIOD?

We made a number of sizable purchases in the first half of the year. As always, we seek to invest in companies when they are out of favor and appear to offer an attractive combination of good upside potential and limited downside risk. Schering-Plough Corporation, McDonald's Corporation, Bristol-Myers Squibb Company, Texas Instruments, Inc., and Corning, Inc. were all companies trading anywhere from 25% to 75% below their 12-month highs and, in our opinion, provided attractive investment opportunities. Accordingly, we either initiated positions in them or enhanced our existing holdings.

Our transactions in General Electric Corporation ("GE") and Honeywell International, Inc. deserve special commentary. Most of our buying in Honeywell occurred in late June when the company's proposed acquisition by GE was coming unglued due to concerns raised by European regulators. After Honeywell stock declined to an unrealistically low price level, in our view, we believed it represented a favorable combination of strong upside potential and little downside risk. Regarding GE, we normally do not buy and sell a security in such a short period. However, the stock sold off sharply in the first three months of the year, at which point we initiated a position in it. Subsequently, GE appreciated fairly quickly, and we decided to eliminate it from the portfolio. We normally have relatively low portfolio turnover, but from time to time we take advantage of short-term moves in order to lock in gains for investors.

Regarding our investment approach, we continue to invest in stocks that sell at lower than average price/earnings ratios and generally offer higher levels of dividend yield. This has been and continues to be a cornerstone of our investment strategy.

WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2001?

While the economic and earnings news has been sluggish, the Federal Reserve's aggressive program of cutting short-term interest rates, combined with some boost from the administration's tax cut, bode well for improved economic and earnings performance toward the end of the year or early 2002. While a rebound is difficult to forecast with a high degree of certainty, we believe the backdrop for stocks will improve over the intermediate term. In our view, there are many appealing opportunities for investors with a reasonable time horizon, and we will continue to seek them out in the months ahead.

                                                  T. ROWE PRICE ASSOCIATES, INC.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      19.22%
                                      5 YEAR       9.36%
                                     10 YEAR       9.01%
                 SINCE 1/24/1989 (INCEPTION)       8.94%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       2.66%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Exxon Mobil Corporation                               2.5%
   2. Mellon Financial Corporation                          2.3%
   3. BPAmoco Plc, ADR                                      1.8%
   4. Lockheed Martin Corporation                           1.7%
   5. American Home Products Corporation                    1.7%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Consumer Nondurables                                 19.2%
   2. Financial                                            18.5%
   3. Energy                                               11.5%
   4. Utilities                                             9.4%
   5. Technology                                            8.6%

HOW DID THE SERIES PERFORM IN THE PERIOD?

The All Cap Series (the "Series") posted a return of 5.33%, outperforming its benchmark, the Russell 3000 Index, which returned (6.11)% for the six months ended June 30, 2001.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

After a brief tech-driven rally in January triggered by the Federal Reserve's initial 50 basis point rate cut, the market resumed its downward trend and finished sharply lower for the first quarter of 2001. Two market trends in place since March 2000 continued to manifest themselves: strong outperformance by value stocks vs. growth companies, and outperformance by smaller cap stocks vs. large caps. The tech-driven Nasdaq slide and the weakening U.S. economy triggered negative earnings revisions and stock-price declines for many bellweather growth companies in the large-cap benchmarks.

Though the U.S. economy and corporate profits remained weak, investors took some encouragement from three additional interest rate cuts in the second quarter of 2001 by the Federal Reserve (for a total reduction in the target Fed Funds rate from 6.5% to 3.75% in six increments since January 3, 2001). Across the benchmark, most sectors experienced positive returns, led by technology stocks, which rebounded in April from a dismal first quarter despite continued weakness in current fundamentals.

Currently, we are underweighted in technology due to weak current fundamentals but have begun to add selectively to positions on price dips to begin accumulating core positions. As an alternative to technology stocks, we continue to overweight telecommunications services (and have recently added to positions). This sector led the technology spending boom of the past few years and remains the fastest-growing buyer of technology despite recent turmoil in the group. We also trimmed energy holdings in late May and June, taking profits, as product inventory levels have risen which is bearish for energy prices.

WHAT IS YOUR OUTLOOK FOR THE SECOND HALF OF 2001?

We continue to emphasize broad diversification, which has helped to dampen performance volatility as well as contribute to long-term outperformance versus benchmark and peers. It is our philosophy that growth in recurring sales, cash flow and earnings drive stock prices up over time. Our approach is to invest in those companies that have these characteristics. Our belief is that when we are successful at finding these companies the Series can generate attractive long-term performance regardless of the investment flavor of the moment.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.


                          AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001

                                         1 YEAR    7.10%
                     SINCE 2/1/2000 (INCEPTION)   16.27%



                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       5.33%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Safeway, Inc.                                         3.8%
   2. HCA, Inc.                                             3.3%
   3. Washington Mutual, Inc.                               3.3%
   4. AT&T Corporation                                      3.2%
   5. Costco Wholesale Corporation                          2.8%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Consumer Staples                                     18.2%
   2. Health Care                                          14.7%
   3. Financial                                            10.4%
   4. Technology                                           10.1%
   5. Consumer Cyclicals                                    8.7%

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

HOW DID THE SERIES PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

The Growth and Income Series (the "Series") returned (4.31)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

Stocks across the board resumed their downward slide during the first quarter of 2001, pressured by a deteriorating earnings picture, mounting job layoffs, declining manufacturing activity and high energy prices. Federal Reserve ("Fed") policymakers stepped in three times with interest rate cuts. Nevertheless, their efforts did little to bolster the confidence of investors, who feared the reductions were too little, too late. Equity markets started the second quarter on a strong note as signs of resilient consumer spending and a surprise Fed interest rate reduction sparked an April stock resurgence. This rally proved short-lived, however, and share prices succumbed to renewed volatility as corporate layoffs accelerated and negative earnings reports mounted. Though technology and telecommunications industries were hit hardest, a number of high-profile retail, consumer products and financial services companies also guided down estimates. In response, the Fed followed its April move with additional rate cuts in May and June, for a total of six easings this year. These rate cuts did little to alleviate earnings fears, which continued to pressure share prices.

We took steps early in this down cycle to eliminate the Series' exposure to more aggressive technology names, many of which subsequently came under heavy selling pressure. We also recognize that recent market action has created buying opportunities. Our efforts to look beyond traditional growth industries such as technology have enabled us to capitalize on the market's broadening while identifying promising companies before other investors do.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

Disappointments in the period included power producer and wholesaler Enron Corporation. Its stock traded lower on concerns that the company will not be paid by bankrupt California utilities. Additionally, it trades at a relatively high valuation that could prove a liability in the current market environment. These concerns led us to trim our position in the company. Drug maker Bristol-Myers Squibb Company also detracted from our results. While the company reported record first-quarter numbers, its performance has been hindered by the regulatory climate in Washington, D.C. and concerns that it may be paying too much for DuPont Co.'s pharmaceutical business. DuPont, another holding in the Series, is currently taking steps to streamline its operations and focus on its core chemical business. DuPont also plans to use some of the proceeds from these deals to repurchase stock, a move that consolidates value for current investors.

A positive performer was Citigroup, Inc., which possesses one of the strongest brand identities and broadest distribution networks in the global financial services market. Citigroup continues to generate and reinvest tremendous free cash flow to expand the company's presence at home and abroad. For example, the recent purchase of retail branches on Long Island extends Citigroup's key New York footprint, while the acquisition of Mexico's second largest banking company, Grupo Financiero Banamex-Accival (or Banacci), establishes a beachhead in the fast-growing Latin American market.

WHAT IS YOUR OUTLOOK FOR THE SERIES?

In the near term, markets could remain turbulent. While recent interest rate cuts are encouraging, their impact may not be evident until later this year and markets may have to absorb further bad news. We believe that these conditions provide opportunities for stock-pickers to identify promising investment opportunities. We remain committed to our intensive research efforts and our goal of holding a range of fundamentally strong companies that cannot only weather near-term volatility, but can also build on their long-term growth potential.

                                                       JANUS CAPITAL CORPORATION

                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                YEAR-TO-DATE      (4.31)%
                 SINCE 10/2/2000 (INCEPTION)      (4.51)%

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Citigroup, Inc.                                       3.8%
   2. Comcast Corporation, Special Class A                  2.8%
   3. General Electric Company                              2.7%
   4. AT&T Corporation--Liberty Media Group,
      Class A                                               2.6%
   5. AOL Time Warner, Inc.                                 2.0%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Financial                                            25.4%
   2. Communications                                       17.6%
   3. Consumer Non-cyclicals                               14.4%
   4. Technology                                            9.8%
   5. Energy                                                9.2%

                                  THE GCG TRUST
                               REAL ESTATE SERIES

HOW DID THE SERIES PERFORM?

The Real Estate Series (the "Series") has a total return of 6.51% for the six months ended June 30, 2001. The Wilshire Real Estate Securities Index had a total return of 9.81% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

Real Estate Investment Trusts ("REITS") became a "safe haven" for investors during the first half of 2001, as investors looked for current income from dividend yields as stocks and interest rates went lower. Real estate, while certainly effected by the recent economic slowdown, continues to provide investors with earnings growth of close to 8% year-to-date versus the negative earnings growth of the S&P 500. And while many industries struggle with over capacity, real estate entered this economic slowdown with supply and demand in equilibrium and with moderate leverage. The performance of real estate securities during the first half of 2001 mirrored investors' concerns. Yield became the most prominent feature for outperformance regardless of property sector or earnings growth potential. The highest yielding REITs have driven performance year-to-date, with an average total return over 40% while the lowest yielding REITs have had a total return of less than 5%.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VERSUS THE BENCHMARK?

We continue to manage the Series for a longer term performance record and have avoided many of the smaller, high-yielding REITs which we believe will have lower earnings growth. The highest returns to the Series during the period included Spieker Properties, Inc., which was bought at a premium by Equity Office Properties Trust; Simon Property Group, Inc., the largest regional mall REIT; Public Storage, Inc., the largest national owner/operator of self-storage facilities; and CBL & Associates Properties, Inc., a national mall owner/developer. As stated previously, the underperformance of the Series was due primarily to not owning higher-yielding, slower growing REITs including New Plan Excel Realty; Entertainment Properties and National Golf Properties.

WHAT IS THE OUTLOOK FOR THE SERIES AND HOW IS IT POSITIONED FOR THE REMAINDER OF 2001?

We think the Series is positioned well heading into the second half of 2001. We expect the securities in the Series to have moderate earnings growth in both 2001 and 2002 based on our current market outlook. The biggest risk to the Series would be a prolonged economic recession in the second half of 2001 because we are primarily holding companies that we believe will benefit from the economy stabilizing and starting to show modest GDP growth towards 3% in 2002.

The Series is overweighted in the lodging, regional mall and office/industrial sectors. The lodging sector is the most sensitive to economic changes and any improvement in the economy should improve earnings for these companies and push up stock prices. In addition, construction of new hotels has slowed dramatically. Slower new supply should help existing properties produce better results when the economy strengthens. We have increased our weighting in the regional mall sector. Current valuations of these stocks are attractive and we also see some bright spots on the horizon for the retail sector. Low interest rates and recently enacted tax cuts are expected to boost consumer spending later in 2001 and into 2002. The earnings visibility for the industrial sector is stronger than the office sector, however, we see some very good valuations in certain office companies. We expect the office sector to return to favor later this year as the amount of sublease space declines and vacancy rates top out.

The Fund is underweighted in the apartment, shopping center, self-storage and triple-net sectors. These stocks appear more fully valued in our opinion. In addition, these sectors are less volatile and we do not expect the same earnings growth from the economy stabilizing and showing better growth in 2002.

                                           THE PRUDENTIAL INVESTMENT CORPORATION

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      20.44%
                                      5 YEAR      12.54%
                                     10 YEAR      13.30%
                 SINCE 1/24/1989 (INCEPTION)      10.22%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       6.51%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Equity Office Properties Trust                        8.0%
   2. Equity Residential Properties Trust                   5.5%
   3. Boston Properties, Inc.                               4.8%
   4. Apartment Investment &Management Company,
      Class A                                               4.8%
   5. Spieker Properties, Inc.                              4.2%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Office                                               26.2%
   2. Apartments                                           20.1%
   3. Industrial                                           16.8%
   4. Malls                                                10.2%
   5. Hotels/Lodging                                        8.5%

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

HOW DID THE SERIES PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

For the six months ended June 30, 2001, the Value Equity Series (the "Series") returned 0.66% and the Standard & Poor's 500 Index returned (6.69)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING SERIES PERFORMANCE?

The stock market moved broadly higher in the second quarter of 2001, recovering from the general market weakness that characterized the first quarter of the year. It was not a smooth ride, however, as the positive influence of lower interest rates was offset by widespread earnings difficulties that began to emerge particularly during June.

WHAT FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE VS. THE BENCHMARK?

The revival of value investing that began with the demise of the technology mania last year continued through the first half of 2001. It appears that investors are now avoiding companies with high priced, highly volatile stocks in favor of strong companies with strong or improving fundamentals, the types of companies that typically are attractive to the Series.

Both sector allocation and stock selection added to the Series' strong relative performance during the first half of the year. Financials (especially mortgage-related financials), integrated oils and, perhaps surprisingly, technology stocks all contributed positively to the Series' performance. Notably, our technology holdings such as International Business Machines
Corporation,   Electronic   Data  Systems   Corporation   and  Compaq   Computer
Corporation, which are "old economy" technology stocks with reasonable valuations and little exposure to the ongoing telecommunications and Internet meltdown--all performed relatively well the last six months.

WHAT IS OUR OUTLOOK FOR THE MARKETS AND SERIES?

Looking toward the second half of this year and into 2002, we see three major themes affecting the structure and performance of the Series. First, we strongly believe that a broad economic recovery is likely. In such an environment stocks in the basic materials and capital goods sectors should do well. Secondly, we continue to believe that twenty years of under-investment in energy production and distribution will be addressed, thereby creating opportunities for energy-related companies and resulting in strong earnings and cash flow growth. Finally, the financial services sector is generally attractive but we are emphasizing companies with less exposure to commercial lending where we believe more credit problems may soon emerge.

We also expect the potent combination of easing monetary policy and tax cuts will begin to lift the economy from its recent doldrums. Timing a recovery is always difficult and is never entirely clear until after the fact, however, we are confident that as 2002 approaches, a better economy and, more importantly, a better earnings outlook will unfold. To be sure, there are risks to this forecast. Household balance sheets need some repair, overseas economies are lagging the U.S. economy and may not recover until later in 2002, and the unwinding of the technology bubble still has further to go. However, with inflation well contained, better profits in prospect and, most importantly, many equities still attractively valued, we believe the outlook for most stocks is favorable and the resurgence of value stocks which began just over a year ago will continue into 2002.

                                                    EAGLE ASSET MANAGEMENT, INC.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      13.29%
                                      5 YEAR       9.23%
                  SINCE 1/3/1995 (INCEPTION)      12.34%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       0.66%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Citigroup, Inc.                                       5.0%
   2. Exxon Mobil Corporation                               3.2%
   3. SPX Corporation                                       3.0%
   4. Caterpillar, Inc.                                     3.0%
   5. El Paso Corporation                                   2.9%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Financial                                            27.3%
   2. Energy                                               13.3%
   3. Capital Goods                                        11.5%
   4. Basic Materials                                       8.3%
   5. Technology                                            7.9%

                                  THE GCG TRUST
                                INVESTORS SERIES

HOW DID THE SERIES PERFORM IN THE PERIOD?

The Investors Series (the "Series") posted a return of (0.99)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

In January, the market rallied prematurely following two Federal Reserve ("Fed") interest-rate cuts. By February, the reality of weak corporate profits set in, and most major indices continued their declines from last year. A third Fed interest-rate cut, in mid-March, failed to excite the equity markets.

The equity markets had a strong start in the second quarter, after the S&P 500 bottomed on April 4th. Most major indices had solid advances through mid-May. Two additional interest rate cuts by the Fed, one in mid-April and then a surprise cut in mid-May, helped buoy the market. As we approached quarter-end, the Fed reduced interest rates once again. After mid-May, the market began to give back some of its gains from earlier in the quarter. Throughout most of June, many companies released earnings warnings, which pressured stock prices.

The technology and communications sectors, in particular, suffered during the pre-announcement period. The slowdown in the technology sector moved beyond PCs, semiconductors and wireless and even began to affect companies that had claimed to be immune to the weakening environment. Weakness in technology and telecom stocks spread to other sectors.

WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?

In addition to adding to technology, we have also increased our weighting in selected communications services stocks due to attractive valuations and potential near-term catalysts. Overall, we continue to maintain our value discipline as we focus on identifying favorable entry points for attractive long-term returns. We believe that these actions will position the portfolio well during these volatile periods.

                                         SALOMON BROTHERS ASSET MANAGEMENT, INC.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR       3.90%
                  SINCE 2/1/2000 (INCEPTION)       9.00%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (0.99)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Verizon Communications, Inc.                          2.7%
   2. AT&T Corporation                                      2.5%
   3. Washington Mutual, Inc.                               2.3%
   4. Compaq Computer Corporation                           1.8%
   5. Household International, Inc.                         1.8%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Financial                                            23.8%
   2. Technology                                           18.0%
   3. Consumer Staples                                     14.3%
   4. Communication Services                               12.1%
   5. Energy                                                7.6%

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK FOR THE PERIOD?

The Rising Dividends Series (the "Series") returned (9.56)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

The strongest performing economic sectors in the S&P 500 Index in the first quarter were consumer cyclicals (+2%), transportation (0%), and communication services (-1%). The weakest sectors were technology (-24%), healthcare (-15%), and capital goods (-15%).

The first quarter saw two distinctly different markets: one positive (January) and one negative (February and March). During the up cycle in January, the best performing group was technology (+17%), while the worst performing group was the utilities sector (-10%). During the down cycle in February and March, these two groups reversed with technology (-36%) performing poorly and utilities (+3%) resisting the decline. Technology is essentially the ultimate aggressive sector, while utilities have traditionally been considered a very defensive sector. Thus, the early market reacted quite aggressively to the Federal Reserve's interest rate reductions, while the later market fretted over earnings pre-announcements.

The strongest performing economic sectors in the S&P 500 Index in the second quarter were technology (+12%), capital goods (+12%), and basic materials (+10%). The weakest sectors were utilities (-6%), communication services (-2%), and healthcare (-1%).

Thematically, the strongest areas of the domestic equity markets in the second quarter were lesser quality (B+ stock ranking) and non-rated companies. In addition, the stocks of small to mid-size companies performed much stronger than the larger capitalization equities.

WHAT IS THE FUTURE STRATEGY FOR THE SERIES?

A key difference between the Series and the S&P 500 Index is the concentration in high quality companies. Eighty-eight percent of the Series is invested in companies with stock rankings in the "A" category versus fifty-five percent for the S&P 500 Index. In addition, 100% of the companies in the Series have a bond credit rating of "A-" to "AAA."

The mission of the Series is to invest for the long-term in outstanding businesses that possess distinct competitive advantages. These companies consistently have superior profit margins, high returns on investment, material free cash flows, and strong balance sheets. We employ a variety of valuation models, including discounted free cash flow analysis, to determine when the equities of these companies provide an attractive expected rate of return.

The external economic environment is currently difficult for corporate profits in general. However, in a year when S&P 500 profits are likely to be down, the underlying profits of the portfolio should be up and the average return on equity should remain high. Looking longer term, while profits for the S&P 500 Index should grow at a mid to high single-digit rate, securities in the Series should grow at solid double-digit rates, providing the underpinning for attractive growth of investor capital.

                               KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (13.15)%
                                      5 YEAR      10.76%
                 SINCE 10/4/1993 (INCEPTION)      12.54%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (9.56)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. General Electric Company                              5.9%
   2. American International Group, Inc.                    5.9%
   3. Johnson & Johnson                                     5.8%
   4. Microsoft Corporation                                 5.8%
   5. Pfizer, Inc.                                          5.1%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           23.1%
   2. Financial                                            19.7%
   3. Consumer Staples                                     15.5%
   4. Health Care                                          15.4%
   5. Capital Goods                                        11.0%

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD?

For the six months ended June 30, 2001, the Managed Global Series (the "Series") returned (5.08)% versus (10.07)% for the Morgan Stanley Capital International All Country World Free Index.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING THE SERIES' PERFORMANCE?

What had been a technology related correction in 2000 turned the first quarter of 2001 into a global market rout that left few market segments unscathed. Despite aggressive interest-rate easing by the U.S. Federal Reserve (the "Fed"), the developed equity markets followed the U.S. into negative territory with a series of disappointing corporate earnings announcements and evidence of a deepening slowdown in the global economy. Investors who began the second quarter pointing to the United States as the source of downside economic risk, quickly trained their eye elsewhere as what was largely a U.S. issue became a global concern. A bounce in the Nasdaq helped the United States lead the large markets, while positive investor sentiment early in the quarter helped Japan outperform the euro-zone and U.K. markets in dollar terms. Emerging markets outperformed the developed world, with Mexico and Korea setting the pace. Looking globally, telecommunications companies continued to suffer and defensive companies consolidated gains while a mixed bag of industries, including software, entertainment, and certain deep cyclical areas, outperformed.

Through June, the Fed's easing cycle continued with six rate cuts totaling 275 basis points. Data showed manufacturing remained in a recession while the consumer sector held its own despite higher unemployment and frequent lay-off announcements. The European Central Bank followed the Fed's lead with its first cut of the year in May, for 25 basis points, after data from Germany and France clearly signaled the euro-zone would not be immune to a slowdown. In Japan, where the central bank had already established a zero-rate policy, industrial production barely eked out gains and first quarter GDP showed a contracting economy.

With much of the bad news about the U.S. economy already known, investors began to rotate out of defensive industries and into beaten-down areas in technology. Improved sentiment also helped semiconductor and software names in Europe and Japan early on. More investors also began to allocate assets to Japan following the election of the reform minded Junichiro Koizumi as prime minister. A series of negative earnings preannouncements from high-profile U.S. and European technology and telecommunications companies put a damper on hopes of a near-term recovery and set a negative tone for the markets. The continued weakness of the euro also hurt dollar-denominated returns. U.S. investors proved to be in a more discerning mood, however, as a clutch of consumer-related, software, and financial-services names held solid gains.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

Market psychology will play an important role as investors look to discount a global economic and corporate earnings recovery in the second half of the year or early 2002. As we move into earnings season, with many of the negative preannouncements out of the way, we have a more sanguine view of the U.S. markets relative to the other large markets. A boost from tax rebates and a mature interest-rate easing cycle could be a good tailwind for the U.S., while greater uncertainty in Europe and Japan may hold those markets back longer. Overall, research-based stock selection will continue to be crucial in a market where broad-based sector themes no longer dominate. Certainly, in the case of the technology sector, valuations may never reach late 1990s levels again now that many technology industries have proven themselves to be more cyclical than the market expected.

                                                  CAPITAL GUARDIAN TRUST COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (18.28)%
                                      5 YEAR      14.39%
                SINCE 10/21/1992 (INCEPTION)       9.20%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (5.08)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. AstraZeneca Group Plc                                 2.6%
   2. Nokia Oyj                                             1.8%
   3. Washington Mutual, Inc.                               1.6%
   4. Vodafone AirTouch Plc                                 1.6%
   5. Bank of America Corporation                           1.6%

TOP FIVE COUNTRIES AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. United States                                        49.2%
   2. Japan                                                12.4%
   3. United Kingdom                                        9.7%
   4. Switzerland                                           3.8%
   5. Canada                                                3.3%

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD?

The Large Cap Value Series (the "Series") returned (0.95)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

After tumbling on the first trading day of the year, stocks enjoyed a good rally in January thanks to two interest rate cuts by the Federal Reserve (the "Fed") totaling 100 basis points. But the sharp drop on January 2 foreshadowed events to come. U.S. equities sold off in February and March, with the S&P 500 slipping into bear market territory and the Nasdaq extending its nosedive. The Fed provided an additional 0.50% easing in late March, but stocks continued to move lower. Large stocks fared worse than small ones and growth stocks fell further than value stocks. The information technology and healthcare sectors experienced the steepest declines. The auto group bucked the trend, with auto companies and auto component suppliers posting gains.

U.S. equities were helped in the second quarter by the Fed's easing of monetary policy and hurt by the checkered outlook for corporate profits. Stocks surged in April, as investors believed an economic rebound was just around the corner, but data released in May did not support this assumption. The equity rally came to a halt as investors learned the U.S. economy was continuing to slow, and economies in Europe and Japan were being dragged down as well.

Adding  to the  negative  investor  sentiment,  the power  crisis in  California provided another hindrance to that state's growth. Parts of California experienced rolling blackouts as two of its largest utilities ran out of money. State lawmakers were forced to authorize the sale of revenue bonds to pay for power. There were also reports that other parts of the country, including the East Coast, may encounter similar problems as early as this summer. Late in the quarter, the California Public Utilities Commission approved a sharp rate increase for electricity.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The upcoming tax refunds and the Fed's recent interest rate cuts should provide the economy with a shot in the arm, though the timing of a recovery will be hard to call. With recent economic news indicating continued weakness, we may have opportunities to purchase cyclical stocks at lower prices in the near future. Within that broad area, we tend to prefer industrial stocks, where company management can have a profound influence on results, over material stocks, where results are more closely tied to commodity prices.

In the technology and telecommunications areas, many companies have lowered their production levels below the level of demand in order to bring down excess inventory. Once inventory levels are reduced, production will have to pick up to meet current demand, and that should boost market sentiment. With the technology industry having reaffirmed its cyclical nature, however, investors are not likely to support the high multiples these stocks enjoyed in recent years.

                                                  CAPITAL GUARDIAN TRUST COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      (1.03)%
                  SINCE 2/1/2000 (INCEPTION)       4.08%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (0.95)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. USA Education, Inc.                                   3.0%
   2. Pfizer, Inc.                                          2.7%
   3. AstraZeneca Group Plc, ADR                            2.6%
   4. Lowe's Companies, Inc.                                2.4%
   5. Kellogg Company                                       2.4%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           17.7%
   2. Financial                                            16.7%
   3. Consumer Discretionary                               16.3%
   4. Health Care                                          10.3%
   5. Industrials                                           9.4%

                                  THE GCG TRUST
                               HARD ASSETS SERIES

HOW DID THE SERIES PERFORM AGAINST ITS BENCHMARK FOR THE PERIOD?

The Hard Assets Series (the "Series") returned (5.30)% for the six months ended June 30, 2001. For the same period, the Standard & Poor's 500 Index returned (6.69)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The Series started 2001 overweighted in the energy sector on the basis of supply constraint complicated by a winter in the United States, which was colder than expected. The cold weather put a greater demand on heating fuel and in turn resulted in a heavy draw on gas inventories. The world oil price continued to be well supported above $25 per barrel, driven by strong demand from Europe and the United States. Inventories of heating oil and gasoline remained at low levels thus supporting the price of refined products. During the spring of 2001, imports of refined product and crude oil resulted in low inventories being rebuilt. The early summer in the United States was milder than we had expected. As inventories were rebuilt, this weighed on stock prices of the exploration and production companies. The Series reduced its exposure to the energy sector to a near neutral position during the second quarter.

Platinum and palladium prices fell due to slowing global economic growth. Following a period of very high prices in early 2001 where the palladium price was over $900 per ounce, it subsequently fell on concerns that the major consumers of platinum and palladium, the auto manufacturers, would place inventory onto the open market. Although this did not occur, slowing economic growth and a weak auto sector conspired to see prices fall to around $550-600/oz. Base metals performed well during the first quarter but again, concerns over global economic growth and in turn slowing consumption, particularly for copper, nickel and zinc, saw prices for these metals fall. Aluminium was more resilient due to the power crisis in California. This impacted the price of electricity resulting in aluminium producers closing smelting capacity. In all, it is estimated that nearly 8% of global aluminium capacity has been closed due to this power shortage crisis. This provided a supply-demand balance for the metal which helped support prices.

Stock selection was disappointing primarily in the energy sector where the Series held overweight exposure to highly leveraged exploration and production stocks and oil service companies. These stocks underperformed despite the price of oil remaining well supported above $25 per barrel.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The outlook for the hard assets asset class over the next 6 months is that we expect the environment to be subdued. Economic activity is weaker in the major economies than at the start of 2001. Although the leading indicators are now pointing to a potential recovery, this is not sufficient to see demand increase to drive commodity prices higher. Although we expect the price of oil to remain well supported around $25 per barrel, we do not expect energy stocks to recover to the levels seen in late 2000 over the next few months. We are increasingly focusing on gold. Gold does not present a long term investment case on fundamental grounds but given the level of money supply in the U.S. economy and elsewhere with low global interest rates and increasing financial risk in some economies, and the deteriorating current account and fiscal position in the United States, there is potential for the gold price to trade at a new level of $260 to $270 per ounce. Hedging costs have increased while Central Bank selling has stopped, providing technical support to gold. The greatest influence on the price of gold will be if the U.S. dollar weakens. We believe a weakening dollar would result in the price of gold rising sharply given the U.S. dollar has acted as the world's reserve currency. The Series is overweight in gold stocks and invested in companies with low levels of hedging.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR      (3.72)%
                                      5 YEAR      (1.47)%
                                     10 YEAR       5.06%
                 SINCE 1/24/1989 (INCEPTION)       4.96%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (5.30)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Exxon Mobil Corporation                               9.0%
   2. YUKOS, ADR                                            3.8%
   3. Amerada Hess Corporation                              3.4%
   4. Wesfarmers Ltd.                                       3.4%
   5. Shell Canada Ltd., Class A                            2.9%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Energy                                               51.3%
   2. Base Metals                                          13.3%
   3. Precious Metals                                      11.7%
   4. Softs                                                 9.5%
   5. Chemicals                                             5.9%

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?

The Diversified Mid-Cap Series (the "Series") had a total return of (3.34)% for the six months ended June 30, 2001. During the same period, the Russell Mid-Cap Index had a return of (1.96)%.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

In a continuation of last year's market weakness, stocks fell sharply during the first quarter of 2001. Despite a rapid succession of Federal Reserve (the "Fed") induced interest rate reductions, domestic stocks, as measured by the Standard & Poor's 500 Index, posted their worst calendar quarterly return in over 10 years. Contributing to the decline in equity prices was a discernible retrenchment in manufacturing activity, a lack of visibility in corporate earnings and faltering consumer confidence. While stocks generally fell along the capitalization spectrum, value significantly outperformed growth, particularly among small- to mid-cap issues.

The second quarter of 2001 showed signs of a possible recovery in the equity markets as the major indexes closed in positive territory after four straight quarters of market declines. The upswing in domestic stocks can be partially attributed to the six consecutive interest rate cuts over the past six months by the Fed. In addition, the new tax plan promised by President Bush, passed through Congress, will bring lower income tax rates as well as immediate tax refunds. Unemployment continued to rise on a national level as companies struggling through the current economy looked to adopt cost saving measures. However, consumer confidence, while trailing downward over the past few months, still remained high on a historical level and appeared to be stabilizing.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

Relative to the benchmark, performance was lifted by strength in the transportation sector. Results in the transportation group were led by select holdings in the railroad industry, which posted impressive gains in a challenging market environment. The resilience in railroad stocks was attributable to solid relative earnings per share growth, productivity enhancements and higher-than-expected revenue growth due to an uptick in coal deliveries. Favorable positioning and strong stock selection in the energy group boosted portfolio performance in the first quarter of the year, while, in the second quarter, the underweighting in the utilities and energy sectors boosted returns due to falling oil and natural gas prices.

Detracting from overall performance in the Series on a relative basis was an underweighted position in the health care sector, a group that outperformed due to regional hospitals and soaring biotech companies. Poor security selection, specifically in the materials and industrials sectors negatively impacted overall returns as well. On an absolute basis, the market for telecommunication services, specifically top ten holding Citizens Communications Company, suffered from slowing growth in a highly competitive industry.

WHAT IS YOUR STRATEGY FOR THE SERIES?

The Series normally invests 65% of its assets in the common stocks of companies with medium market capitalization. We rely on fundamental analysis of each company and its industry position, current financial condition, growth potential, liquidity, valuation, and investment risk.

                                          FIDELITY MANAGEMENT & RESEARCH COMPANY

                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                YEAR-TO-DATE      (3.34)%
                 SINCE 10/2/2000 (INCEPTION)      (4.18)%

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Conoco, Inc., Class A                                 1.6%
   2. The AES Corporation                                   1.4%
   3. Union Pacific Corporation                             1.3%
   4. Citizens Communication Company                        1.1%
   5. Praxair, Inc.                                         1.1%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           16.6%
   2. Finance                                              12.2%
   3. Health Care                                           8.3%
   4. Utilities                                             7.8%
   5. Basic Materials                                       7.1%

                                  THE GCG TRUST
                                 RESEARCH SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK FOR THE PERIOD?

The Research Series (the "Series") returned (12.98)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

Inventory write-downs, layoffs, reduced capital expenditures, and weak earnings reports all continued to exert downward pressure on the market during the period. In anticipation of difficult times ahead, we sharply reduced our positions in the technology and telecommunications sectors last year. However, the holdings we maintained in these sectors continued to disappoint the Series. Despite our quick response to reduce many of our technology and telecommunications holdings and maintaining what we believed were the highest quality franchises in these sectors, the persistent deterioration of business fundamentals continued to catch investors off guard.

In addition to  reducing  our  exposure  to  technology  and  telecommunications stocks, we added to defensive industries such as health care, energy and insurance in an effort to position the Series for an uncertain market environment. Despite mixed results in recent weeks from many high quality established companies, stocks such as Safeway, Inc., Eli Lilly & Company, and Exxon Mobil Corporation, remained prominent holdings in the Series because we saw reliable earnings growth at these companies. In the energy sector, electric power generators and oil and natural gas companies rallied early in the year due to strong demand and the spike in energy prices. In the insurance sector, we have concentrated on the commercial property and casualty insurers and diversified financial services companies, such as American International Group, Inc. because we saw signs that they had gained more power to raise premiums and had gathered more assets.

WHAT IS YOUR OUTLOOK FOR THE MARKETS?

Looking forward, given the uncertain economic outlook and the negative investor sentiment in the market, we think it is difficult to determine exactly when we could see an upturn. From our standpoint, however, all this volatility and weakness creates opportunities for us because stocks are usually more attractive at lower prices and in a declining interest rate environment. The key question is, how long will things stay this way? We believe the market was unduly optimistic over a year ago, and it is now unduly pessimistic because most of the negative news about the economic slowdown, earnings problems, and excess capacity has been discounted into stock prices. What we believe has not been factored into stock prices yet is a potential recovery.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (21.73)%
                 SINCE 8/14/1998 (INCEPTION)       5.98%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE     (12.98)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Exxon Mobil Corporation                               3.6%
   2. Citigroup, Inc.                                       2.9%
   3. Eli Lilly & Company                                   2.6%
   4. Safeway, Inc.                                         2.4%
   5. Microsoft Corporation                                 2.3%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           19.0%
   2. Financial Services                                   17.1%
   3. Health Care                                          13.5%
   4. Utilities & Communications                           10.4%
   5. Energy                                               10.0%

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

HOW DID THE SERIES PERFORM VERSUS ITS BENCHMARK FOR THE PERIOD?

The Capital Growth Series (the "Series") had a total return of (5.55)% for the six months ended June 30, 2001. During the same period, the Russell Mid-Cap Growth Index (the "Index") had a return of (12.96)%.

WHAT SECTORS CONTRIBUTED TO THE SERIES' PERFORMANCE?

Using a bottom-up approach to investing, the fundamental analysis generated internally at Alliance Capital led us to reduce our exposure in technology stocks, despite the decline in prices so far this year. We are currently 10-percentage points underweighted in technology relative to the Index and believe a recovery will take longer than the current consensus anticipates. We increased our weightings in sectors which we have a higher degree of confidence, such as the consumer, health care and financial sectors. The Series has also focused recently on investing in capitalization companies at the lower end of the mid-cap range, as we believe the growth prospects are more promising and attainable for the smaller, faster-growing companies than larger, more mature companies. Examples of recent purchases include TMP Worldwide, Inc., Borders Group, Inc., Watson Pharmaceuticals, Inc., and Investors Financial Services Corporation.

The Series was modestly underweight in the consumer sector, but had a positive contribution from large positions in Royal Caribbean, Extended Stay America and Harley-Davidson, Inc. Consumers continued to spend in the leisure sector, purchasing cruises, hotel rooms and motorcycles.

Investments  in  the  financial  services  and  the  health  care  sectors  also contributed to performance. Concord EFS, Inc., an electronic transactions processor continued to gain share in the growing debit card market, and XL Capital Ltd., a property/casualty insurer, is benefiting from stronger pricing in the insurance market. CIT was acquired during the period by Tyco International at a 50% premium to its pre-announcement stock price. In health care, specialty pharmaceutical companies King Pharmaceuticals, Inc. and Alza Corporation performed well. King's Altace drug for hypertension and the announced acquisition of Alza by Johnson & Johnson in March, contributed
significantly  to  performance.   Also,  Quest  Diagnostics,  Inc.,  a  clinical
laboratory company, and Protein Design Labs, Inc., a biotechnology company, contributed to performance during the six-month period. The positive performance in the above referenced health care stocks was somewhat offset by underperforming Wellpoint Health Networks, Inc., a managed care company, and Affymetrix, a manufacturer of DNA diagnostic equipment.

The primary reasons for a decline in the Series' return over the past six months has been the investment in technology stocks, and more recently, the overweight position in the energy sector. The technology sector, which represented over 30% of the Index, was extremely disappointing. The reversal in overspending in the technology and telecommunications industries, which occurred in the latter part of 2000 has had a significant negative impact on the profitability of technology companies, and in turn, their stock prices. The downturn in the business of many high-quality technology companies was sudden and severe. Our overweight position in energy stocks hurt the performance in the second quarter as oil and gas prices dropped faster than expected this year. Despite the significant decline in commodity prices, we continue to believe that the imbalance between supply and demand in the oil, natural gas and power industries, and the implications from the deregulation in the energy market in the United States will have a positive impact on the stocks in the Series.

WHAT IS THE OUTLOOK FOR THE MARKETS AND SERIES?

As we approach the second quarter earnings reporting period, our expectations for an economic recovery in the back half of this year diminishes. Company managements are providing little guidance going forward and have commented that the visibility is extremely limited. Recent pre-announcements from a broad array of companies indicate a continued weakness in underlying demand. We are now seeing the slowdown migrate over to Europe and Asia, which will prolong the downturn in the U.S. economy. The market has only begun to reflect this scenario and still places premium valuations on many companies. We continue to search for high quality companies with proven business models that will outperform in this uncertain and volatile market.

The Series remains conservatively postured, reflected in the low beta and flatness of the portfolio. The number of holdings has risen to 63, with the largest position only 3% of total assets. It remains unclear as to whether the market is bouncing along the bottom or whether there is another leg down as weakness in the U.S. economy spreads worldwide. As companies begin reporting second quarter earnings we will be able to better determine in which direction business trends are moving and in turn invest in companies that will outperform in the given environment.

                                               ALLIANCE CAPITAL MANAGEMENT, L.P.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (14.77)%
                 SINCE 8/14/1998 (INCEPTION)       2.81%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (5.55)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Charter Communications, Inc., Class A                 2.7%
   2. Calpine Corporation                                   2.5%
   3. King Pharmaceuticals, Inc.                            2.5%
   4. Health Management Associates, Inc., Class A           2.5%
   5. Tenet Healthcare Corporation                          2.4%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           25.3%
   2. Consumer Services                                    24.1%
   3. Health Care                                          21.7%
   4. Financial                                             9.9%
   5. Energy                                                8.0%

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

HOW DID THE SERIES PERFORM?

The Capital Appreciation Series (the "Series") posted a return of (6.49)% for the first half of 2001. By comparison, its benchmark the Standard & Poor's 500 Index posted a (6.69)% return over the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

During the first half of 2001, value stocks significantly outperformed growth stocks. Growth stocks did, however, rally during the second quarter and outperformed value stocks. This reversed a recent trend of value stock outperformance.

As the economy continued to weaken, the Federal Reserve Board (the "Fed") cut the fed funds rate by 1.25% during the second quarter bringing the total number of cuts this year to six. This has been one of the most aggressive Fed easing periods in recent history. Historically, markets across the board perform well after such periods of Fed easing and typically turn up before company fundamentals improve.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?

The Series positive performance relative to the benchmark was driven primarily by the performance of three sectors: consumer discretionary, industrials and technology. Overweight positions and superior stock selection in the consumer discretionary and industrials sectors versus the benchmark contributed positively to the Series' performance. Although the technology sector did not perform well during the period, the Series' underweight position in the sector contributed positively to its relative performance.

The financials and telecommunication services sectors were detractors from the Series performance, as security selection in these sectors was not as strong as the benchmark index.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

While the economic and market pictures continue to look uncertain, there are reasons we feel investors should be optimistic. First and foremost, speculation has lessened and valuations are more in line with traditional levels and are thus more attractive. Second, the Fed continues to take action in attempts to bolster the economy. Third, market interest rates are down which is generally good for equity markets. And fourth, the tax cut has been passed into law and is going to put cash in the hands of consumers, which may aid in strengthening the economy and subsequently the market.

We expect GDP growth to bottom out in the third quarter of the year and reaccelerate in the fourth quarter and into 2002. We do not feel that the Fed is finished easing, and we anticipate a continuation of an accommodative monetary policy. Since the market will discount the improving economic landscape, we expect to see improved market performance during the second half of the year, and we feel that this portfolio is properly positioned to benefit from an improving market.

                                              AIM CAPITAL MANAGEMENT GROUP, INC.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (20.17)%
                                      5 YEAR       9.51%
                  SINCE 5/4/1992 (INCEPTION)      11.26%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (6.49)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. American International Group, Inc.                    4.0%
   2. Comcast Corporation, Special Class A                  3.9%
   3. Cox Communications, Inc., Class A                     3.8%
   4. First Data Corporation                                3.7%
   5. Pfizer, Inc.                                          3.7%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Financial                                            21.0%
   2. Consumer Discretionary                               19.5%
   3. Health Care                                          16.7%
   4. Industrials                                          11.9%
   5. Technology                                           10.7%

                                  THE GCG TRUST
                                SMALL CAP SERIES

HOW DID THE SERIES PERFORM COMPARED TO ITS BENCHMARK?

The Small Cap Series (the "Series") produced a return of 5.05% for the six months ended June 30, 2001. The Russell 2000 Index returned 6.94% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKET AFFECTING PERFORMANCE?

After a rally in January, aided by two interest rate cuts by the Federal Reserve (the "Fed"), stocks sold off in February and March as economic activity appeared to grind to a halt. The Fed provided an additional 50 basis point easing in late March, but stocks continued to move lower. Disappointing economic news disproportionately affected high-growth small-cap companies, as investors feared these companies may not just suffer periods of weak earnings, but may not be able to refinance and may in fact go out of business. Unlike the latter part of 2000, when it was mostly lower quality companies that sold off, these concerns extended to higher quality companies in the first quarter.

U.S. equities were helped in the second quarter by the Fed's easy monetary policy and hurt by the checkered outlook for corporate profits. Stocks surged in April as investors started to believe an economic rebound was just around the corner. Data released in May, however, did not support this widely held assumption. The equity rally came to a halt as investors learned the U.S. economy was continuing to slow, and economies in Europe and Japan were being dragged down as well. Clearly, what had been a U.S. growth problem was now a global growth problem. In June, a wave of disappointing earnings pre-announcements put downward pressure on stocks, including many of those that will have good news to report in July and August.

In the United States, small-cap stocks again outperformed their larger counterparts. The best performing sectors in the second quarter were those that performed the worst in the first: healthcare and technology. Within technology, software and semiconductor companies did particularly well, while hardware companies faltered. The energy sector was the only sector to show negative returns, falling 17%, year to date, while consumer services was the best performer at 21%. In June small-cap companies saw forward earnings estimates decline by nearly 3% overall, with only the consumer durables and noncyclicals sectors seeing modest positive revisions.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/PORTFOLIO?

The upcoming tax refunds and the Fed's easy monetary policy should provide the U.S. economy with a shot in the arm, though timing a recovery will be hard to call. Lower interest rates and increased liquidity should benefit small-cap stocks as well as large-caps, and relatively low valuations should also help small-cap stocks to hold up. With recent economic news still indicating some weakness, however, we may have opportunities to purchase cyclical stocks at lower prices in the near future.

                                                  CAPITAL GUARDIAN TRUST COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (19.64)%
                                      5 YEAR      11.78%
                  SINCE 1/3/1996 (INCEPTION)      14.20%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE       5.05%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. Everest Re Group Ltd.                                 1.4%
   2. LTX Corporation                                       1.3%
   3. EMCORE Corporation                                    1.3%
   4. Dollar Tree Stores, Ltd.                              1.2%
   5. Polaris Industries, Inc.                              1.2%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           25.1%
   2. Consumer Discretionary                               18.1%
   3. Industrials                                          14.1%
   4. Health Care                                          12.3%
   5. Financial                                             9.9%

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

HOW DID THE SERIES PERFORM RELATIVE TO ITS BENCHMARK FOR THE PERIOD?

For the six months ended June 30, 2001, the Mid-Cap Growth Series (the "Series") returned (5.14)%. During the same period, the Russell Mid-Cap Growth Index returned (12.96)% and the Russell 2000 Index returned 6.94%.

WHAT SECURITIES CONTRIBUTED POSITIVELY/NEGATIVELY TO THE SERIES' PERFORMANCE?

The market has gone through one of the worst technology corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecom weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations. VeriSign, Inc., our largest holding as of the end of the period, is a dominant player in both security and domain names for the Internet. We significantly increased our position over the past six to eight months as the stock tumbled along with the overall market slide; we saw this as a buying opportunity because our research indicated that VeriSign's earnings potential remained strong. And in the second quarter of 2001, our decision was vindicated as Verisign exceeded earnings expectations and the stock rose considerably. CSG Systems International, Inc. was another large holding that helped performance. CSG is an outsourcing company that generates bills for cable television, satellite broadcast, and telephone subscribers. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may expand faster than Wall Street analysts seem to expect. We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations--having been unjustly punished, in our view, by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. Holdings initiated or increased over the period included Adobe Systems, Inc. and Advanced Fibre Communications, Inc. A health care holding that performed well over the period was CYTYC Corporation. The firm develops and manufactures the ThinPrep Pap Test for cervical cancer screening. Our research indicated some time ago that CYTYC's more-effective test had the potential to become a new standard of care, replacing the existing standard. We believe that in the third quarter of 2001, the ThinPrep test will achieve the significant milestone of over 50% market penetration.

We also had some disappointments over the period. One area that hurt performance was stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites because many of them have, in our opinion, poor business models, we have invested in a few firms that we feel have great business models. InterNAP Network Services Corporation and Akamai Technologies, Inc. offer some of the best technology for helping Web sites deliver content faster and more effectively. SportsLine.com, Inc. has strategic relationships with networks and with virtually every major league sport. In our view, those relationships make it the dominant sports site on the Internet and potentially a great resource for advertisers targeting a male demographic. In a similar manner, we believe CNET Networks, Inc. has perhaps the top technology site on the Web and a similar appeal for advertisers of technology-related products and services. Unfortunately for all these companies, however, advertising on the Internet has virtually fallen off a cliff as the Internet economy has slowed, and their stocks have suffered accordingly. Our energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market seemed to be saying that we had reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. We think that argument has one basic flaw: the commodity supply, at least in natural gas, has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved.

WHAT SECURITIES/SECTORS LOOK ATTRACTIVE FOR THE REST OF 2001?

Looking ahead, we continue to like CYTYC in part because our ongoing contact with company management indicates the firm is doing what we hoped: take a near-monopoly position in its market and expand the business with new products and services. For natural gas, we think that falling prices could actually increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second quarter 2001 weakness in those stocks.

                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (16.68)%
                 SINCE 8/14/1998 (INCEPTION)      30.14%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (5.14)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. VeriSign, Inc.                                        7.9%
   2. Citrix Systems, Inc.                                  6.2%
   3. CSGSystems International, Inc.                        5.8%
   4. CheckFree Corporation                                 4.9%
   5. CYTYC Corporation                                     3.9%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           36.0%
   2. Energy                                               26.7%
   3. Business Services                                    12.7%
   4. Health Care                                          10.9%
   5. Leisure                                               6.7%

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

HOW DID THE SERIES PERFORM?

The Strategic Equity Series (the "Series") had a total return for the first half of 2001 of (9.87)%. By comparison, the Russell Mid-Cap Growth Index returned (12.96)% and the Standard & Poor's Mid-Cap 400 returned 0.97% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

While growth stocks outperformed value stocks during the second quarter, value investing outperformed overall for the first half of the year. Markets remained choppy during the period; for example, after a strong month in January, the NASDAQ fell into bear market territory by the end of the first quarter, rallied in April and remained volatile in May and June. We saw similar volatility in the Dow and Standard & Poor's 500 indices during the first half of the year.

During the period, we experienced a massive slowdown in economic growth that continued from 2000. Many corporate managers were surprised by the slowdown and were forced to cut earnings estimates. While small- and mid-cap growth stocks outperformed large-cap growth stocks during the period, all indices experienced significant volatility and provided a challenging environment in which to invest.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?

The consumer discretionary, health care and telecommunication sectors were the largest contributors to the Series positive performance relative to the benchmark, while the energy, financials and information technology sectors hurt relative performance. Even though the technology sector was not the place to be during the first part of the year, the sector rallied during the second quarter. Portfolio mangers will continue to look for opportunities for high quality technology stocks that they can invest in for the long term and currently maintain an overweight position in the sector. The portfolio will remain broadly diversified and seek out companies with superior earnings growth.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

Despite the market's short-term fluctuations, we believe that over the long term the market will reward those stocks that deliver consistent earnings growth. In the current market environment, small- and mid-cap stocks have held up much better than many of the larger-cap size stocks. Additionally, many small- and mid- cap companies currently offer stronger fundamentals at cheaper valuations. Therefore, we believe there are great opportunities in the small- and mid-cap sectors.

We expect GDP growth to bottom out in the third quarter of the year and reaccelerate in the fourth quarter and into 2002. We do not feel that the Federal Reserve is finished easing, and we anticipate continuation of an accommodative monetary policy. Since the market will discount the improving economic landscape, we expect to see improved market performance during the second half of the year.

                                              AIM CAPITAL MANAGEMENT GROUP, INC.

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (28.96)%
                                      5 YEAR      10.47%
                 SINCE 10/2/1995 (INCEPTION)      11.14%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (9.87)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. UTStarcom, Inc.                                       2.7%
   2. ACE Ltd.                                              1.7%
   3. Univision Communications, Inc., Class A               1.5%
   4. Laboratory Corporation of America Holdings            1.5%
   5. Citrix Systems, Inc.                                  1.5%


TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           42.4%
   2. Health Care                                          18.6%
   3. Consumer Discretionary                               18.6%
   4. Financials                                            8.9%
   5. Energy                                                4.3%

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

HOW DID THE SERIES PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

The Special Situations Series (the "Series") returned (2.36)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

Building on its three first-quarter lending-rate cuts, the Federal Reserve (the "Fed") slashed rates three more times in the second quarter. Its swift actions finally slowed the continued decline in capital spending, helping stocks end the quarter higher for the first time in more than a year. Consumer spending on long-lived purchases such as autos and homes remained strong during the period, boosting investor optimism. The market's climb in April and May partially reversed a year's worth of severe losses due to the slowing economy and slumping corporate profits. Hard-hit technology issues showed the most resilience bolstered by the belief that the Fed's continued aggressive pullback of interest rates would spur an earnings recovery in the second half of the year.

Following the market's rally, however, earnings shortfalls countered gains, as weakness in capital spending and negative earnings news continued to weigh heavily on investors. Against this backdrop of volatility, both our risks and rewards were moderated by our lack of exposure to technology shares possessing relatively high price-to-earnings ratios. In fact, while much of the sector suffered, several of our technology holdings performed well, bolstered by product introductions and a belief that PC stocks will be among the first technology issues to bounce back.

Meanwhile, the power crisis in California remains unresolved, and there appears to be some investor concern that price control intervention will slow the pace of deregulation. Utility stocks are suffering from both these factors, in addition to the pricing allegations lodged against several firms by the state's Public Utilities Commission.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

On the positive side, we saw semiconductor maker Advanced Micro Devices, Inc. rewarded for market share gains against its leading rival, Intel. Another standout for us was financial services powerhouse Citigroup, Inc., which advanced on projections that it would post double digit earnings growth this year, far exceeding its competition. Toy manufacturer Mattel, Inc. benefited from a new management team, which has revitalized the company by emphasizing capital efficiency and cash flow.

Cable company Comcast Corporation also defied the market, buoyed by the company's report of solid growth in its cable division. Cable companies are often viewed by investors as recession resistant, which spurred buying as investors considered the dreary economic outlook.

As for detractors, energy stocks Anadarko Petroleum Corporation and Enron Corporation came under pressure as softening natural gas prices and difficulties in California worked against them. Telecommunications providers Winstar Communications and McLeodUSA also declined, falling as a result of investors' fears that they had taken on too much debt and would be unable to fund their operations. Both were sold at a loss.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE SERIES?

While we are neither optimistic nor pessimistic going forward, we believe the present time holds opportunities to uncover solid companies whose intrinsic value is either misunderstood or overlooked by the market. Our goal is to capitalize on these situations, hoping to keep the trade-off between risk and reward clearly in our favor.

                                                       JANUS CAPITAL CORPORATION

                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                YEAR-TO-DATE      (2.36)%
                 SINCE 10/2/2000 (INCEPTION)     (12.90)%

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. El Paso Corporation                                   4.8%
   2. Advanced Micro Devices, Inc.                          4.3%
   3. Unisys Corporation                                    4.0%
   4. Becton, Dickinson & Company                           3.5%
   5. Ceridian Corporation                                  3.5%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           23.3%
   2. Energy                                               17.9%
   3. Communications                                       13.2%
   4. Consumer Non-cyclicals                               12.7%
   5. Industries                                           11.8%

                                  THE GCG TRUST
                                  GROWTH SERIES

HOW DID THE SERIES PERFORM FOR THE SIX MONTHS ENDED JUNE 30, 2001?

The Growth Series (the "Series") returned (17.44)% for the six months ended June 30, 2001. The Standard & Poor's 500 Index returned (6.69)% for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

The first quarter of 2001 was an extremely difficult period for investors. Stocks managed to rally in January following a surprise 0.50% cut in short-term interest rates by the Federal Reserve ("Fed") on January 3. That, together with signs the economic slowdown might be leveling out, allowed the Nasdaq Composite Index to add more than 20% during the month. However, by February it had become clear that the economy's deceleration had actually intensified and stocks once again sold off sharply, leaving virtually all major equity indices deep in negative territory for the quarter. During the second quarter of 2001, evidence began to build that suggested the economic malaise in the United States had spread to Europe. Lackluster capital investment by businesses--which has been the focal point of the current economic downturn in the United States, if not its explicit cause--remain depressed. However, capital spending seemed to stabilize and major consumer purchases such as homes and autos remained resilient throughout the downturn. While this gave some encouragement to investors, continued economic weakness held equity markets to relatively modest gains during the second quarter.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' PERFORMANCE?

Several of our media-related holdings performed well. Cable standout AT&T Corporation-Liberty Media Group continued to show strong fundamentals despite growing economic uncertainty. AOL Time Warner, Inc., which saw subscriptions to its flagship Internet service top 29 million during April, was also a strong performer. The company leveraged its commanding lead over other service providers into incremental top-line growth in late May by increasing prices paid by consumers for Internet access. Meanwhile, Time Warner's premier content continued to attract the enormous audiences advertisers crave in any economic environment. By our estimates, as many as 100 million people worldwide view content generated or distributed by AOL Time Warner each year.

On the downside, several telecommunications companies fell in response to extreme weakness in capital investment by telecommunications firms worldwide, while a number of our energy holdings stumbled over several independent trends, including mild weather and renewed regulatory fears. We trimmed our exposure to both sectors in response, while continuing to hold positions in energy companies we believe are poised to benefit from deregulation and in telecommunications firms with growth potential as industry fundamentals return to normal patterns.

Cellular handset manufacturer Nokia Oyj was perhaps our most notable disappointment. Wireless stocks in general have continued to suffer from a perception that cellular growth rates are moderating, as well as from lingering concerns that the costs of so-called "3-G" licenses will ultimately act as a drag on earnings across the sector. We share these concerns and began trimming our Nokia position at the margin late last year. We have maintained a position in the stock despite what has been an unusually difficult period.

WHAT IS YOUR OUTLOOK FOR THE MARKETS/SERIES?

Despite several Fed rate cuts this year, second quarter earnings have been somewhat disappointing, making us skeptical of predictions for a quick market recovery and contributing to an uncertain outlook. Regardless, we continue to seek out those companies with strong franchises and growing market share while increasing our exposure to areas such as cable and healthcare where cash flows are stable and short-term earnings visibility is strong.

                                                       JANUS CAPITAL CORPORATION

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (33.41)%
                 SINCE 8/14/1998 (INCEPTION)       9.98%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE     (17.44)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. AOL Time Warner, Inc.                                 6.4%
   2. Nokia Oyj, ADR                                        5.6%
   3. Comcast Corporation, Special Class A                  4.3%
   4. AT&T Corporation - Liberty Media Group, Class A       4.0%
   5. Pfizer, Inc.                                          3.1%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Communications                                       50.5%
   2. Consumer Non-cyclicals                               17.1%
   3. Technology                                            9.3%
   4. Industries                                            8.3%
   5. Energy                                                6.8%

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

HOW DID THE SERIES PERFORM DURING THE PERIOD ENDED JUNE 30, 2001?

The Developing World Series (the "Series") produced a return of (2.90)% for the six months ended June 30, 2001. The Morgan Stanley Capital International Emerging Markets Free Index had a return of (1.78)% during the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES' PERFORMANCE?

Emerging market investor sentiment has been influenced by several major issues. First, the global environment and specifically concerns about the lack of visibility of an economic recovery remain key. Second, corporate earnings announcements have tended to disappoint on a Global and Emerging markets basis. Third, specific domestic issues have either underpinned or hampered some of markets. For example, the reform process has boosted Russia while the energy crisis has depressed Brazil.

From a country allocation perspective the Series was well positioned in Asia with an above index weight in Korea and China and a below index position in Malaysia. In Korea, valuations had become very attractive while China continues to achieve strong economic growth irrespective of the global slowdown underway. The Series was also well positioned with no exposure to Argentina although some of the added value was eroded by the above index position in Brazil. The latter market performed poorly because of political tensions, an energy crisis and the knock-on effect of Argentina's economic problems of low growth and high foreign debt levels. Elsewhere, Russia has remained one of our favorite markets and our confidence in President Putin has been endorsed as he has continued to spearhead the reform process.

WHAT IS YOUR OUTLOOK FOR THE MARKETS AND SERIES?

Recently the headlines have been very gloomy from a macro economic and corporate perspective. Analysts, investment managers and corporate management alike are finding it hard to look through the current negative news and to realize that the deteriorating trend will slow and eventually show signs of improvement. The consensus remains broadly negative but we are exponents of the "climb the wall of worry" school. Markets appreciate while the newsflow is still negative as the rate of deterioration declines. Waiting for the turn in sentiment is to miss a major investment opportunity. We will continue to add selectively to the economically sensitive countries and sectors as we draw nearer to the fourth quarter. However, given the scale of uncertainty persisting in the global markets we will continue to take gradual steps in this direction.

                                         BARING INTERNATIONAL INVESTMENT LIMITED

                           AVERAGE ANNUAL TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                                      1 YEAR     (29.96)%
                 SINCE 2/18/1998 (INCEPTION)      (7.61)%

                             AGGREGATE TOTAL RETURN

                                YEAR-TO-DATE      (2.90)%

AVERAGE ANNUAL TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. China Mobil (Hong Kong) Ltd.                          4.4%
   2. Samsung Electronics                                   3.7%
   3. Taiwan Semiconductor Manufacturing
      Company Ltd., ADR                                     2.7%
   4. Hon Hai Precision Industry Company Ltd., GDR          2.4%
   5. Telefonos de Mexico S.A., Class L, ADR                2.3%

TOP FIVE COUNTRIES AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Taiwan                                               14.0%
   2. Korea                                                13.5%
   3. Mexico                                               13.0%
   4. Brazil                                                9.3%
   5. South Africa                                          9.1%

                                  THE GCG TRUST
                    INTERNET TOLLKEEPER(SERVICE MARK)* SERIES

HOW DID THE SERIES PERFORM SINCE ITS INCEPTION?

Since its inception on May 1, 2001, the Internet Tollkeeper[SERVICE MARK] Series (the "Series") had a total return of (2.20)%. This compares to a return of (2.00)% for the Goldman Sachs Internet Index, (6.69)% for the Standard & Poor's 500 Index and (12.43)% for the NASDAQ Composite Index for the same period.

WHAT WERE THE MAJOR TRENDS IN THE MARKETS AFFECTING THE SERIES PERFORMANCE?

While the slowing economy permeated all sectors, technology related stocks posted modest gains. The NASDAQ responded to the Federal Reserve Board's two interest rate reductions as well as Microsoft Corporation's court triumph. The reversal of the lower court's order that the company be split in two was a significant victory for Microsoft. The appeals court also reversed the decision that Windows was an attempt to monopolize the browser market. As the likely engine for Microsoft's future growth, the reversal removes a major potential impediment to innovation. However, some uncertainty does remain as the court upheld the factual determination that Microsoft is a monopolist that abused its monopoly power. The ruling should not only serve to energize Microsoft, but the entire technology related industry.

WHAT OTHER FACTORS ATTRIBUTED TO THE SERIES' POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK?

Our media holdings not only represented some of our largest holdings, but also our best performers. Our investment philosophy focuses on companies that have strong brands and ability to generate a large customer base. We seek to invest in media companies that can mitigate a slowdown in advertising revenue with subscription, or more predictable revenue streams. AOL Time Warner, Inc. is one of the most significant players in the industry.

We remain committed to our Internet Tollkeeper[SERVICE MARK] investment process and philosophy, and believe the Series is a sound approach to capitalizing on the long-term growth of the Internet.

WHAT IS YOUR OUTLOOK FOR MARKETS/PORTFOLIO?

Although the major market indices generated positive returns during the past quarter, certain industries continued to have difficulty coping with the sluggish business environment. Recently, consumer confidence has begun to rise, and several well-known companies, most notably in the technology sector, have seen demand accelerate. Going forward, we expect these macroeconomic indications to grow more favorable. However, in the near-term we cannot predict the movement of the market. With no predetermined outcome for the U.S. equity market or economy, we will not only continue to focus on the extremely detailed investigation of the businesses in which we invest, but maintain a diversified portfolio of companies with enduring competitive advantages as well. We firmly believe that through intense fundamental research and bottom-up stock selection, we can continue to deliver strong returns for our clients.

                                                  GOLDMAN SACHS ASSET MANAGEMENT

                             AGGREGATE TOTAL RETURN
                         FOR PERIOD ENDED JUNE 30, 2001
                  SINCE 5/1/2001 (INCEPTION)      (2.20)%

TOTAL RETURNS FOR THE SERIES INCLUDE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. THEY DO NOT REFLECT CHARGES FOR THE VARIABLE ANNUITY AND VARIABLE LIFE CONTRACTS OR CERTIFICATES THEREUNDER WHOSE PROCEEDS ARE INVESTED IN THE SERIES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

TOP FIVE EQUITY HOLDINGS AS OF JUNE 30, 2001
(percentage of total net assets)
   1. AOL Time Warner, Inc.                                 6.6%
   2. Viacom, Inc., Class B                                 5.7%
   3. Sabre Holdings Corporation                            5.1%
   4. Microsoft Corporation                                 4.8%
   5. Crown Castle International Corporation                4.3%

TOP FIVE SECTORS AS OF JUNE 30, 2001
(percentage of total portfolio holdings)
   1. Technology                                           50.4%
   2. Consumer Services                                    24.2%
   3. Commercial Services                                   8.8%
   4. Telecommunications                                    8.0%
   5. Financial                                             1.9%

*Internet Tollkeeper[SERVICE MARK] is a registered servicemark of Goldman, Sachs & Co.

    DESCRIPTION OF COMPARATIVE INDICES

     GOLDMAN SACHS INTERNET INDEX -- a capitalization-weighted index of selected Internet companies.

     LEHMAN BROTHERS AGGREGATE BOND INDEX -- a market value-weighted index of investment grade fixed-rated debt issues, including Government, corporate, asset-backed, and mortgage backed securities, with a maturity of one year or more.

     LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX -- an index comprised of U.S. government securities and investment grade corporate debt securities.

     MERRILL LYNCH 1-5 YEAR CORPORATE/GOVERNMENT BOND INDEX -- an index comprised of government and investment-grade corporate debt securities with remaining maturities of one to five years.

     MERRILL LYNCH 3-MONTH TREASURY BILL INDEX -- an index comprised of U.S. Treasury Bills with initial maturities of three months.

     MERRILL LYNCH GLOBAL GOVERNMENT BOND INDEX II -- an index comprised of government bonds from major companies, including the United States.

     MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD FREE INDEX -- an index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

     MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX -- an index comprised of equity securities in emerging markets.

     NASDAQ COMPOSITE INDEX -- a capitalization weighted index comprised of all NASDAQ National Market and Small-Cap stocks.

     RUSSELL 2000 INDEX -- an index representing the 2,000 smallest companies in the Russell 3000 Index, which contains the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL 3000 INDEX -- an index comprised of the 3,000 largest U.S. companies, based on total market capitalization.

     RUSSELL MID-CAP INDEX -- an index consisting of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index contains the 1,000 largest companies in the U.S.

     RUSSELL MID-CAP GROWTH INDEX -- an index that measures the performance of those Russell Mid-Cap Companies with higher price-to-book ratios and higher forecasted growth values.

     STANDARD & POOR'S 500 INDEX (S&P 500) -- an index composed of 500 U.S. stocks.

     STANDARD & POOR'S MID-CAP 400 INDEX (S&P 400) -- an index composed of 400 mid-cap U.S. stocks.

     WILSHIRE 5000 INDEX -- an index comprised of all U.S. headquartered equity securities with readily available price data. Over 7,000 capitalization weighted security returns are used to adjust the index.

     WILSHIRE REAL ESTATE SECURITIES INDEX -- an equity index consisting of real estate investment trusts (REITs) and real estate operating companies (RECs).

     SECTOR WEIGHTINGS -- The "sector" weightings shown on the previous pages are as of June 30, 2001. Sectors are broad-based categories that generally span multiple industries and are not the same as industry classifications. Any target levels or limitations on a portfolio's weighting in a particular sector is discussed in the portfolio's prospectus description. See "Portfolio of Investments" for each Series, later in this report, for information on the more diversified industry weightings to which concentration limitations apply.

    STATEMENTS OF ASSETS AND LIABILITIES

                                  THE GCG TRUST

                            JUNE 30, 2001 (UNAUDITED)

                                                          LIMITED                                              ASSET
                                             LIQUID      MATURITY       CORE        FULLY       TOTAL       ALLOCATION    EQUITY
                                              ASSET        BOND         BOND       MANAGED      RETURN        GROWTH      INCOME
                                             SERIES       SERIES       SERIES      SERIES       SERIES        SERIES      SERIES
                                             ------      --------      ------      -------      ------      -----------   -------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost .....................$812,501,807 $299,135,795 $86,372,394 $365,479,974 $882,126,066 $23,038,574 $317,140,957
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
     At value (a) .........................$812,501,807 $302,325,546 $86,149,690 $423,863,468 $914,155,117 $22,642,604 $329,799,499
Cash, including foreign currency,
   at value ...............................         915          732   1,510,656  103,393,866      643,625   2,595,487   16,073,566
Receivables:
   Investment securities sold .............          --           --      15,283    3,900,675    9,608,773          --    2,184,436
   Dividends and/or interest ..............   5,000,284    4,572,573     442,914    2,428,947    5,472,831      95,381      480,775
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
   Total Assets ........................... 817,503,006  306,898,851  88,118,543  533,586,956  929,880,346  25,333,472  348,538,276
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
LIABILITIES:
Payables:
   Investment securities purchased ........          --           --  30,099,221    1,355,672   15,809,360          --    2,583,135
   Accrued expenses and other payables ....   2,722,371           --          --           --           --          --           --
Options written (Premiums received
   $95,790 and $40,200, respectively) .....          --           --      62,105           --           --          --           --
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
     Total Liabilities ....................   2,722,371           --  30,161,326    1,355,672   15,809,360          --    2,583,135
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
NET ASSETS ................................$814,780,635 $306,898,851 $57,957,217 $532,231,284 $914,070,986 $25,333,472 $345,955,141
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
NET ASSETS CONSIST OF:
Paid-in Capital ...........................$814,798,953 $298,321,057 $61,640,515 $454,243,732 $841,731,669 $25,898,942 $330,956,398
Undistributed net investment income .......          --    8,403,374     261,826    6,789,594   14,457,604     181,132    2,561,736
Accumulated net realized gain/(loss)
   on securities, written options, long
   options, futures contracts, forward
   foreign currency exchange contracts
   and foreign currency transactions ......     (18,318)  (3,015,331) (3,621,682)  12,815,551   25,980,781    (350,633)    (221,535)
Net unrealized appreciation/(depreciation)
   on securities, written options, long
   options, futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies ......          --    3,189,751    (323,442)  58,382,407   31,900,932    (395,969)  12,658,542
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
     Total Net Assets .....................$814,780,635 $306,898,851 $57,957,217 $532,231,284 $914,070,986 $25,333,472 $345,955,141
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
Shares of beneficial interest
   outstanding ............................ 814,804,835   27,982,443   6,209,671   29,415,997   53,576,664   2,798,579   28,879,563
                                           ------------ ------------ ----------- ------------ ------------ ----------- ------------
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding ........$       1.00 $      10.97 $      9.33 $      18.09 $      17.06 $      9.05 $      11.98
                                           ============ ============ =========== ============ ============ =========== ============


                                              ALL         GROWTH         REAL         VALUE                   RISING       MANAGED
                                              CAP       AND INCOME      ESTATE       EQUITY     INVESTORS    DIVIDENDS     GLOBAL
                                            SERIES        SERIES        SERIES       SERIES      SERIES       SERIES       SERIES
                                            -------     ----------      ------       -------    ---------    ---------     -------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ....................$225,101,208  $55,149,180 $ 87,870,269 $198,568,191 $65,423,219 $817,046,133 $260,780,601
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
     At value (a) ........................$226,598,002  $54,945,636 $ 99,745,686 $210,736,964 $64,330,587 $841,918,177 $238,048,784
Cash, including foreign currency,
   at value ..............................         827       46,488   11,094,458        2,307         338          532   30,286,204
Receivables:
   Investment securities sold ............       6,897           --      277,028           --     543,888           --      695,502
   Dividends and/or interest .............     466,159       73,265      607,211      140,527      82,647      450,316      465,280
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
   Total Assets .......................... 227,071,885   55,065,389  111,724,383  210,879,798  64,957,460  842,369,025  269,495,770
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
LIABILITIES:
Payables:
   Investment securities purchased .......   3,120,084           --    4,679,120           --   1,050,103    2,558,731      348,900
   Accrued expenses and other payables ...          --           --           --        1,716          --           --           --
Options written (Premiums received
   $95,790 and $40,200, respectively) ....          --           --           --           --      57,235           --           --
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
     Total Liabilities ...................   3,120,084           --    4,679,120        1,716   1,107,338    2,558,731      348,900
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
NET ASSETS ...............................$223,951,801  $55,065,389 $107,045,263 $210,878,082 $63,850,122 $839,810,294 $269,146,870
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
NET ASSETS CONSIST OF:
Paid-in Capital ..........................$218,652,617  $56,296,645 $ 94,327,814 $198,187,633 $65,028,705 $799,675,249 $299,249,365
Undistributed net investment income ......     769,078      253,894    2,793,232      727,019     218,844      753,097      219,723
Accumulated net realized gain/(loss)
   on securities, written options, long
   options, futures contracts, forward
   foreign currency exchange contracts
   and foreign currency transactions .....   3,033,312   (1,281,269)  (1,951,200)    (205,343)   (287,760)  14,509,904   (7,560,999)
Net unrealized appreciation/(depreciation)
   on securities, written options, long
   options, futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies .....   1,496,794     (203,881)  11,875,417   12,168,773  (1,109,667)  24,872,044  (22,761,219)
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
     Total Net Assets ....................$223,951,801  $55,065,389 $107,045,263 $210,878,082 $63,850,122 $839,810,294 $269,146,870
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
Shares of beneficial interest
   outstanding ...........................  18,574,354    5,774,777    6,607,658   12,610,369   5,832,699   39,464,213   23,993,520
                                          ------------  ----------- ------------ ------------ ----------- ------------ ------------
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding .......$      12.06  $      9.54 $      16.20 $      16.72 $     10.95 $      21.28 $      11.22
                                          ============  =========== ============  ============ =========== ============ ============

------------------
(a) The Liquid Asset Series, Limited Maturity Bond Series, All Cap Series and Investors Series include repurchase agreements amounting to $203,904,000, $3,033,000, $25,310,000 and $5,816,000, respectively.

                       See Notes to Financial Statements.

                                      30-31

    STATEMENTS OF ASSETS AND LIABILITIES

                                  THE GCG TRUST

                            JUNE 30, 2001 (UNAUDITED)

                                          LARGE CAP      HARD    DIVERSIFIED                  CAPITAL      CAPITAL        SMALL
                                            VALUE       ASSETS     MID-CAP      RESEARCH       GROWTH    APPRECIATION      CAP
                                           SERIES       SERIES     SERIES        SERIES        SERIES       SERIES       SERIES
                                        ------------ ----------- ----------- -------------- ------------ ------------ ------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ................. $173,905,178 $38,359,535 $29,017,193 $1,038,017,919 $477,950,791 $493,836,352 $582,974,860
                                        ============ =========== =========== ============== ============ ============ ============
   At value ........................... $175,021,208 $36,694,998 $29,397,021 $  994,746,986 $512,262,595 $477,444,224 $492,288,276
Cash, including foreign currency,
   at value ...........................   12,430,890   4,412,687   2,109,002             --   18,025,781       14,911   40,146,650
Receivables:
   Investment securities sold .........      635,185     557,035          --      9,800,395    1,541,087    2,245,033    2,672,581
   Receivable for forward foreign
     currency contracts (Note 1) ......           --          --          --             --           --           --           --
   Dividends and/or interest ..........      133,476      76,949      33,048        635,876      211,764      124,515      382,230
   Variation margin ...................           --          --      28,233             --           --       41,615           --
                                        ------------ ----------- ----------- -------------- ------------ ------------ ------------
     Total Assets .....................  188,220,759  41,741,669  31,567,304  1,005,183,257  532,041,227  479,870,298  535,489,737
                                        ------------ ----------- ----------- -------------- ------------ ------------ ------------
LIABILITIES:
Payables:
   Investment securities purchased ....       34,981   1,857,620     210,733        893,063    4,672,073    2,580,940      674,873
   Cash overdraft, net of foreign
     currency, at value ...............           --          --          --      1,990,240           --           --           --
                                        ------------ ----------- ----------- -------------- ------------ ------------ ------------
     Total Liabilities ................       34,981   1,857,620     210,733      2,883,303    4,672,073    2,580,940      674,873
                                        ------------ ----------- ----------- -------------- ------------ ------------ ------------
NET ASSETS ............................ $188,185,778 $39,884,049 $31,356,571 $1,002,299,954 $527,369,154 $477,289,358 $534,814,864
                                        ============ =========== =========== ============== ============ ============ ============
NET ASSETS CONSIST OF:
Paid-in Capital ....................... $188,698,939 $50,280,161 $31,633,220 $1,093,559,409 $588,354,694 $524,412,327 $681,464,858
Undistributed net investment
   income/(loss) ......................      322,804     283,724      82,986        691,158     (957,019)     261,371      460,759
Accumulated net realized gain/(loss)
   on securities, written options, long
   options, futures contracts, forward
   foreign currency exchange contracts
   and foreign currency transactions ..   (1,951,995) (9,027,911)   (768,342)   (48,672,381) (94,340,325) (30,566,241) (56,424,169)
Net unrealized appreciation/
   (depreciation) on securities,
   written options, long options,
   futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies ..    1,116,030  (1,651,925)    408,707    (43,278,232)  34,311,804  (16,818,099) (90,686,584)
                                        ------------ ----------- ----------- -------------- ------------ ------------ ------------
     Total Net Assets ................. $188,185,778 $39,884,049 $31,356,571 $1,002,299,954 $527,369,154  477,289,358 $534,814,864
                                        ============ =========== =========== ============== ============ ============ ============
Shares of beneficial
   interest outstanding ...............   17,957,858   3,781,781   3,278,800     54,977,092   37,769,361   31,260,304   47,589,222
                                        ============ =========== =========== ============== ============ ============ ============
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding .... $      10.48 $     10.55 $      9.56 $        18.23 $      13.96 $      15.27 $      11.24
                                        ============ =========== =========== ============== ============ ============ ============

                                            MID-CAP      STRATEGIC    SPECIAL                   DEVELOPING    INTERNET
                                            GROWTH        EQUITY     SITUATIONS     GROWTH         WORLD    TOLLKEEPER(SM)
                                            SERIES        SERIES       SERIES       SERIES        SERIES       SERIES
                                        -------------- ------------ ----------- -------------- ------------ -------------
ASSETS:
Investments (Notes 1, 3 and 4):
   At identified cost ................. $1,745,307,226 $322,534,107 $20,262,798 $1,516,173,411 $ 89,201,274  $5,875,479
                                        ============== ============ =========== ============== ============  ==========
   At value ........................... $1,446,032,714 $324,102,474 $20,299,532 $1,371,679,395 $ 83,014,661  $5,773,776
Cash, including foreign currency,
   at value ...........................             --        7,888      86,136         37,224   12,055,830     565,711
Receivables:
   Investment securities sold .........      9,041,852           --      58,483      4,604,454    1,575,416      33,969
   Receivable for forward foreign
     currency contracts (Note 1) ......             --           --          --      4,148,311           --          --
   Dividends and/or interest ..........        156,673       41,225       4,794        175,318      339,335         885
   Variation margin ...................             --           --          --             --           --          --
                                        -------------- ------------ ----------- -------------- ------------  ----------
     Total Assets .....................  1,455,231,239  324,151,587  20,448,945  1,380,644,702   96,985,242   6,374,341
                                        -------------- ------------ ----------- -------------- ------------  ----------
LIABILITIES:
Payables:
   Investment securities purchased ....     13,140,996      885,679     227,247      4,189,914    2,402,484     328,406
   Cash overdraft, net of foreign
     currency, at value ...............        328,306           --          --             --           --          --
                                        -------------- ------------ ----------- -------------- ------------  ----------
     Total Liabilities ................     13,469,302      885,679     227,247      4,189,914    2,402,484     328,406
                                        -------------- ------------ ----------- -------------- ------------  ----------
NET ASSETS ............................ $1,441,761,937 $323,265,908 $20,221,698 $1,376,454,788 $ 94,582,758  $6,045,935
                                        ============== ============ =========== ============== ============  ==========
NET ASSETS CONSIST OF:
Paid-in Capital ....................... $1,752,506,126 $393,543,167 $21,561,485 $1,777,482,403 $128,575,119  $6,160,642
Undistributed net investment
   income/(loss) ......................     (4,689,914)    (704,961)     64,055     (5,107,064)   1,011,442     (13,551)
Accumulated net realized gain/(loss)
   on securities, written options, long
   options, futures contracts, forward
   foreign currency exchange contracts
   and foreign currency transactions ..     (6,779,763) (71,140,665) (1,440,576)  (255,573,453) (28,806,906)       547
Net unrealized appreciation/
   (depreciation) on securities,
   written options, long options,
   futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies ..   (299,274,512)   1,568,367      36,734   (140,347,098)  (6,196,897)   (101,703)
                                        -------------- ------------ ----------- -------------- ------------  ----------
     Total Net Assets ................. $1,441,761,937 $323,265,908 $20,221,698 $1,376,454,788 $ 94,582,758  $6,045,935
                                        ============== ============ =========== ============== ============  ==========
Shares of beneficial
   interest outstanding ...............     81,390,498   21,448,584   2,323,114     84,277,948   12,826,649     618,087
                                        ============== ============ =========== ============== ============  ==========
NET ASSET VALUE, offering price and
   redemption price per share of
   beneficial interest outstanding .... $        17.71 $      15.07 $      8.70 $        16.33 $       7.37  $     9.78
                                        ============== ============ =========== ============== ============  ==========

                       See Notes to Financial Statements.

                                      32-33

    STATEMENTS OF OPERATIONS

                                  THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                              LIMITED                                            ASSET
                                                 LIQUID      MATURITY      CORE        FULLY         TOTAL     ALLOCATION   EQUITY
                                                  ASSET        BOND        BOND       MANAGED        RETURN      GROWTH     INCOME
                                                 SERIES       SERIES      SERIES       SERIES        SERIES      SERIES     SERIES
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
INVESTMENT INCOME:
Dividends ....................................         --           --          --  $ 3,297,333  $  4,645,459 $   51,398  $3,466,607
Interest .....................................$21,367,449 $  8,319,247 $ 1,202,845    4,923,778    12,268,168    161,726     375,480
Foreign taxes withheld on dividend and
   interest income ...........................         --           --          --       (9,443)      (86,936)        --          --
Miscellaneous income .........................         --           --          --           --            --         --          --
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
     Total Investment Income ................. 21,367,449    8,319,247   1,202,845    8,211,668    16,826,691    213,124   3,842,087
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
EXPENSES:
Unified fees (Note 2) ........................  2,133,922      729,668     306,736    1,990,564     3,753,907     74,922   1,493,547
Trustees' fees and expenses (Note 2) .........     25,766        9,543       1,574       14,579        31,128        457      11,511
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
   Total expenses before interest ............  2,159,688      739,211     308,310    2,005,143     3,785,035     75,379   1,505,058
   Interest expense ..........................         --        9,841          --           --            --         --          --
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
     Total Expenses ..........................  2,159,688      749,052     308,310    2,005,143     3,785,035     75,379   1,505,058
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
NET INVESTMENT INCOME ........................ 19,207,761    7,570,195     894,535    6,206,525    13,041,656    137,745   2,337,029
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ...............................         --    2,082,649     580,800   11,049,800    17,565,472   (206,836)  1,448,526
   Written options ...........................         --           --          --           --            --         --          --
   Forward foreign currency exchange contracts
     and foreign currency transactions .......         --           --  (2,455,276)     (42,918)       10,657         --          --
Net change in unrealized appreciation/
   depreciation of:
   Investments ...............................         --      830,535  (1,092,926)  17,279,924   (28,134,918)  (236,439)  3,899,696
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated
     in foreign currencies ...................         --           --     794,899       (1,151)          545         --        --
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
Net realized and unrealized gain/(loss)
   on investments ............................         --    2,913,184  (2,172,503)  28,285,655   (10,558,244)  (443,275)  5,348,222
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .................$19,207,761 $ 10,483,379 $(1,277,968) $34,492,180  $  2,483,412 $ (305,530) $7,685,251
                                              ----------- ------------ -----------  -----------  ------------ ----------  ----------

                                                    ALL         GROWTH        REAL       VALUE                        RISING
                                                    CAP       AND INCOME     ESTATE      EQUITY       INVESTORS      DIVIDENDS
                                                  SERIES        SERIES       SERIES      SERIES         SERIES         SERIES
                                               ----------    -----------   ----------  ------------  -----------    ------------
INVESTMENT INCOME:
Dividends .................................... $  800,654    $   103,943   $2,572,427  $  1,349,994  $   336,254    $  4,296,762
Interest .....................................    705,113        282,923       61,737       304,544       98,491         487,147
Foreign taxes withheld on dividend and
   interest income ...........................       (750)        (1,378)          --        (4,061)      (4,297)             --
Miscellaneous income .........................         --             --           --         1,190           --              --
                                               ----------    -----------   ----------  ------------  -----------    ------------
     Total Investment Income .................  1,505,017        385,488    2,634,164     1,651,667      430,448       4,783,909
                                               ----------    -----------   ----------  ------------  -----------    ------------
EXPENSES:
Unified fees (Note 2) ........................    787,991        174,128      423,013       917,470      223,311       3,998,379
Trustees' fees and expenses (Note 2) .........      5,359            975        3,332         7,178        1,467          32,433
                                               ----------    -----------   ----------  ------------  -----------    ------------
   Total expenses before interest ............    793,350        175,103      426,345       924,648      224,778       4,030,812
   Interest expense ..........................         --             --           --            --           --              --
                                               ----------    -----------   ----------  ------------  -----------    ------------
     Total Expenses ..........................    793,350        175,103      426,345       924,648      224,778       4,030,812
                                               ----------    -----------   ----------  ------------  -----------    ------------
NET INVESTMENT INCOME ........................    711,667        210,385    2,207,819       727,019      205,670         753,097
                                               ----------    -----------   ----------  ------------  -----------    ------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ...............................    2,963,738   (1,241,762)     903,688       (43,954)     (36,452)      7,214,152
   Written options ...........................      (49,915)          --           --            --       (8,953)             --
   Forward foreign currency exchange contracts
     and foreign currency transactions .......           --           --           --            --           --              --
Net change in unrealized appreciation/
   depreciation of:
   Investments ...............................    2,483,056      (82,331)   2,680,097    (2,458,319)   (1,484,882)   (99,064,048)
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated
     in foreign currencies ...................     16,526           (337)          --            --      (10,369)             --
                                               ----------    -----------   ----------  ------------  -----------    ------------
Net realized and unrealized gain/(loss)
   on investments ............................  5,413,405     (1,324,430)   3,583,785    (2,502,273)  (1,540,656)    (91,849,896)
                                               ----------    -----------   ----------  ------------  -----------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................. $6,125,072    $(1,114,045)  $5,791,604  $ (1,775,254) $(1,334,986)   $(91,096,799)
                                               ----------    -----------   ----------  ------------  -----------    ------------

                                                  MANAGED
                                                  GLOBAL
                                                   SERIES
                                               ------------
INVESTMENT INCOME:
Dividends .................................... $  1,635,255
Interest .....................................      372,055
Foreign taxes withheld on dividend and
   interest income ...........................     (101,688)
Miscellaneous income .........................           --
                                               ------------
     Total Investment Income .................    1,905,622
                                               ------------
EXPENSES:
Unified fees (Note 2) ........................    1,547,850
Trustees' fees and expenses (Note 2) .........        9,456
                                               ------------
   Total expenses before interest ............    1,557,306
   Interest expense ..........................           --
                                               ------------
     Total Expenses ..........................    1,557,306
                                               ------------
NET INVESTMENT INCOME ........................      348,316
                                               ------------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments ...............................   (3,206,726)
   Written options ...........................           --
   Forward foreign currency exchange contracts
     and foreign currency transactions .......     (245,635)
Net change in unrealized appreciation/
   depreciation of:
   Investments ...............................   (7,963,444)
   Written options, futures contracts, forward
     foreign currency exchange contracts and
     other assets and liabilities denominated
     in foreign currencies ...................     (167,738)
                                               ------------
Net realized and unrealized gain/(loss)
   on investments ............................  (11,583,543)
                                               ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ................. $(11,235,227)
                                               ------------

                       See Notes to Financial Statements.

                                      34-35

    STATEMENTS OF OPERATIONS

                                  THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                       LARGE CAP      HARD      DIVERSIFIED                    CAPITAL      CAPITAL        SMALL
                                         VALUE       ASSETS       MID-CAP       RESEARCH       GROWTH     APPRECIATION      CAP
                                        SERIES       SERIES        SERIES        SERIES        SERIES        SERIES        SERIES
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
INVESTMENT INCOME:
Dividends ............................$  736,449  $    526,226  $   109,970   $  4,377,897  $  1,288,565 $   1,416,120  $ 1,820,547
Interest .............................   176,133        32,048       64,751        967,875       447,754     1,100,319      650,771
Foreign taxes withheld on dividend
   and interest income ...............      (391)      (23,241)        (311)       (56,509)       (1,645)           --       (1,810)
Miscellaneous income .................        --            --           --             --            --            --       25,113
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
     Total Investment Income .........   912,191       535,033      174,410      5,289,263     1,734,674     2,516,439    2,494,621
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
EXPENSES:
Unified fees (Note 2) ................   697,635       191,439       98,977      4,540,552     2,670,440     2,240,175    2,256,089
Trustees' fees and expenses (Note 2) .     4,825         1,490          653         40,433        21,253        18,473       18,798
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
     Total Expenses ..................   702,460       192,929       99,630      4,580,985     2,691,693     2,258,648    2,274,887
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
NET INVESTMENT INCOME/(LOSS) .........   209,731       342,104       74,780        708,278      (957,019)      257,791      219,734
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .......................  (990,508)    1,084,423     (262,948)   (69,609,043)  (87,364,551)  (18,269,632) (39,281,022)
   Written options ...................        --            --           --             --            --       903,028           --
   Futures contracts .................        --            --       43,343             --            --    (2,122,755)          --
   Forward foreign currency exchange
     contracts and foreign currency
     transactions ....................        --      (144,100)          --        (14,033)       (4,431)           --           --
   Net change in unrealized
     appreciation/depreciation of:
     Investments .....................   220,184    (3,534,241)     (72,358)   (79,648,007)   53,808,807   (13,499,933)  62,347,326
Written options, futures contracts,
     forward foreign currency exchange
     contracts and other assets and
     liabilities denominated in
     foreign currencies ..............        --        (4,364)      14,081          9,622            17    (1,163,057)          --
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
Net realized and unrealized
   gain/(loss) on investments ........  (770,324)   (2,598,282)    (277,882)  (149,261,461)  (33,560,158)  (34,152,349)  23,066,304
                                      ----------  ------------  -----------  -------------  ------------  ------------  -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .........$ (560,593) $ (2,256,178) $  (203,102) $(148,553,183) $(34,517,177) $(33,894,558) $23,286,038
                                      ==========  ============  ===========  =============  ============  ============  ===========

                                          MID-CAP      STRATEGIC     SPECIAL                   DEVELOPING     INTERNET
                                          GROWTH        EQUITY     SITUATIONS     GROWTH         WORLD     TOLLKEEPER(SM)
                                          SERIES        SERIES       SERIES       SERIES         SERIES        SERIES
                                       ------------  ------------  ----------  -------------  -----------  -------------
INVESTMENT INCOME:
Dividends ............................ $    614,029  $    193,941  $   34,869  $   3,865,102  $ 1,772,803  $      165
Interest .............................      852,532       619,406      91,009      4,497,052       (6,370)      2,669
Foreign taxes withheld on dividend
   and interest income ...............          (10)           --      (1,078)       (20,529)     (45,503)         --
Miscellaneous income .................        6,420            --          --             --           --          --
                                       ------------  ------------  ----------  -------------  -----------  ----------
     Total Investment Income .........    1,472,971       813,347     124,800      8,341,625    1,720,930       2,834
                                       ------------  ------------  ----------  -------------  -----------  ----------
EXPENSES:
Unified fees (Note 2) ................    6,107,890     1,505,596      78,574      7,193,751      712,535      16,352
Trustees' fees and expenses (Note 2) .       54,995        12,712         468       58,110          3,242          33
                                       ------------  ------------  ----------  -------------  -----------  ----------
     Total Expenses ..................    6,162,885     1,518,308      79,042      7,251,861      715,777      16,385
                                       ------------  ------------  ----------  -------------  -----------  ----------
NET INVESTMENT INCOME/(LOSS) .........   (4,689,914)     (704,961)     45,758      1,089,764    1,005,153     (13,551)
                                       ------------  ------------  ----------  -------------  -----------  ----------
NET REALIZED AND UNREALIZED
   GAIN/(LOSS) ON INVESTMENTS AND
   FOREIGN CURRENCIES (NOTES 1 AND 3):
Net realized gain/(loss) from:
   Investments .......................   (8,637,696)  (53,525,664) (1,277,004)  (228,823,051) (14,092,395)        547
   Written options ...................           --            --          --             --           --          --
   Futures contracts .................           --            --          --             --           --          --
   Forward foreign currency exchange
     contracts and foreign currency
     transactions ....................           (3)      (51,135)         --     (1,523,660)    (141,914)         --
   Net change in unrealized
     appreciation/depreciation of:
     Investments .....................  (68,823,245)   17,905,076     518,464    (72,515,717)  11,096,721    (101,703)
Written options, futures contracts,
     forward foreign currency exchange
     contracts and other assets and
     liabilities denominated in
     foreign currencies ..............           --       (23,317)         --      9,356,723       (5,189)         --
                                       ------------  ------------  ----------  -------------  -----------  ----------
Net realized and unrealized
   gain/(loss) on investments ........  (77,460,944)  (35,695,040)   (758,540)  (293,505,705)  (3,142,777)   (101,156)
                                       ------------  ------------  ----------  -------------  -----------  ----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ......... $(82,150,858) $(36,400,001) $ (712,782) $(292,415,941) $(2,137,624) $ (114,707)
                                       ============  ============  ==========  =============  ===========  ==========

                       See Notes to Financial Statements.

                                      36-37

    STATEMENTS OF CHANGES IN NET ASSETS

                                  THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                                          LIMITED                                           ASSET
                                           LIQUID        MATURITY      CORE       FULLY         TOTAL     ALLOCATION      EQUITY
                                            ASSET          BOND        BOND      MANAGED        RETURN      GROWTH        INCOME
                                           SERIES         SERIES      SERIES      SERIES        SERIES      SERIES        SERIES
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
OPERATIONS:
Net investment income ................$    19,207,761 $  7,570,195  $  894,535 $  6,206,525  $ 13,041,656   $  137,745 $  2,337,029
Net realized gain/(loss) on investment
   futures contracts, written options,
   forward foreign currency exchange
   contracts and foreign
   currency transactions .............             --    2,082,649  (1,874,476)  11,006,882    17,576,129    (206,836)    1,448,526
Net change in unrealized appreciation/
   depreciation of investments,
   futures contracts, written options,
   forward foreign currency
   exchange contracts and other assets
   and liabilities denominated in
   foreign currencies ................             --      830,535    (298,027)  17,278,773   (28,134,373)   (236,439)    3,899,696
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
Net increase/(decrease) in net assets
   resulting from operations .........     19,207,761   10,483,379  (1,277,968)  34,492,180     2,483,412    (305,530)    7,685,251
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................    (19,207,761)          --          --           --            --          --            --
CAPITAL SHARE TRANSACTIONS:
Shares sold. .........................  2,859,098,410  161,222,465  21,865,815  180,625,857   140,131,733  17,495,795    86,452,498
Shares issued as reinvestment
   of dividends ......................     16,488,443           --          --           --            --          --            --
Shares redeemed ...................... (2,779,697,253)(115,867,214) (9,756,737) (56,434,993)  (61,071,201)   (353,424)  (46,274,167)
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS ......................     95,889,600   45,355,251  12,109,078  124,190,864    79,060,532  17,142,371    40,178,331
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
Net increase/(decrease) in net assets      95,889,600   55,838,630  10,831,110  158,683,044    81,543,944  16,836,841    47,863,582
NET ASSETS:
Beginning of period ..................    718,891,035  251,060,221  47,126,107  373,548,240   832,527,042   8,496,631   298,091,559
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
End of period ........................   $814,780,635 $306,898,851 $57,957,217 $532,231,284  $914,070,986 $25,333,472  $345,955,141
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
Undistributed net investment income ..$            -- $  8,403,374 $   261,826    6,789,594  $ 14,457,604 $   181,132  $  2,561,736
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................  2,859,098,410   14,867,795   2,321,096   10,255,696     8,222,076   1,932,859     7,327,446
Shares issued as reinvestment
   of dividends ......................     16,488,443           --          --           --            --          --            --
Shares redeemed ...................... (2,779,697,253) (10,732,204) (1,018,409)  (3,322,230)   (3,613,808)    (37,847)   (4,000,918)
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
Net increase/(decrease) ..............     95,889,600    4,135,591   1,302,687    6,933,466     4,608,268   1,895,012     3,326,528
                                      =============== ============ =========== ============  ============ ===========  ============


                                            ALL            GROWTH          REAL         VALUE                        RISING
                                            CAP          AND INCOME       ESTATE        EQUITY       INVESTORS      DIVIDENDS
                                          SERIES           SERIES         SERIES        SERIES         SERIES         SERIES
                                       ------------    ------------   ------------   ------------   -----------   ------------
OPERATIONS:
Net investment income ................ $    711,667     $   210,385   $   2,207,819   $    727,019   $  205,670   $    753,097
Net realized gain/(loss) on investment
   futures contracts, written options,
   forward foreign currency exchange
   contracts and foreign
   currency transactions .............    2,913,823      (1,241,762)       903,688        (43,954)      (45,405)      7,214,152
Net change in unrealized appreciation/
   depreciation of investments,
   futures contracts, written options,
   forward foreign currency
   exchange contracts and other assets
   and liabilities denominated in
   foreign currencies ................    2,499,582         (82,668)     2,680,097     (2,458,319)   (1,495,251)   (99,064,048)
                                       ------------    ------------   ------------   ------------   -----------   ------------
Net increase/(decrease) in net assets
   resulting from operations .........    6,125,072      (1,114,045)     5,791,604     (1,775,254)   (1,334,986)   (91,096,799)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................           --              --             --             --            --             --
CAPITAL SHARE TRANSACTIONS:
Shares sold. .........................  117,429,133      41,818,666     20,906,302     70,620,813     5,808,722     25,374,709
Shares issued as reinvestment
   of dividends ......................           --              --             --             --            --             --
Shares redeemed ......................  (11,489,096)       (870,183)   (23,452,385)   (44,312,697)   (8,063,941)   (35,491,298)
                                       ------------    ------------   ------------   ------------   -----------   ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS ......................  105,940,037      40,948,483     (2,546,083)    26,308,116    37,744,781    (10,116,589)
                                       ------------    ------------   ------------   ------------   -----------   ------------
Net increase/(decrease) in net assets   112,065,109      39,834,438      3,245,521     24,532,862    36,409,795   (101,213,388)
NET ASSETS:
Beginning of period ..................  111,886,692      15,230,951    103,799,742    186,345,220    27,440,327    941,023,682
                                       ------------    ------------   ------------   ------------   -----------   ------------
End of period ........................ $223,951,801    $ 55,065,389   $107,045,263   $210,878,082   $63,850,122   $839,810,294
                                       ------------    ------------   ------------   ------------   -----------   ------------
Undistributed net investment income .. $    769,078    $    253,894   $  2,793,232   $    727,019   $   218,844   $    753,097
                                       ------------    ------------   ------------   ------------   -----------   ------------
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................    9,780,953       4,341,637      1,362,470      4,207,943     4,079,177      1,155,555
Shares issued as reinvestment
   of dividends ......................           --              --             --             --            --             --
Shares redeemed ......................     (981,223)        (93,972)    (1,580,048)    (2,819,492)     (727,548)    (1,677,780)
                                       ------------    ------------   ------------   ------------   -----------   ------------
Net increase/(decrease) ..............    8,799,730       4,247,665       (217,578)     1,388,451     3,351,629       (522,225)
                                       ============    ============   ============   ============   ===========   ============


                                          MANAGED
                                          GLOBAL
                                          SERIES
                                       ------------
OPERATIONS:
Net investment income ................ $    348,316
Net realized gain/(loss) on investment
   futures contracts, written options,
   forward foreign currency exchange
   contracts and foreign
   currency transactions .............   (3,452,361)
Net change in unrealized appreciation/
   depreciation of investments,
   futures contracts, written options,
   forward foreign currency
   exchange contracts and other assets
   and liabilities denominated in
   foreign currencies ................   (8,131,182)
                                       ------------
Net increase/(decrease) in net assets
   resulting from operations .........  (11,235,227)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................           --
CAPITAL SHARE TRANSACTIONS:
Shares sold. .........................  487,541,543
Shares issued as reinvestment
   of dividends ......................           --
Shares redeemed ...................... (440,122,150)
                                       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   FROM SHARES OF BENEFICIAL INTEREST
   TRANSACTIONS ......................   47,419,393
                                       ------------
Net increase/(decrease) in net assets    36,184,166
NET ASSETS:
Beginning of period ..................  232,962,704
                                       ------------
End of period ........................ $269,146,870
                                       ------------
Undistributed net investment income .. $    219,723
                                       ------------
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................   42,112,817
Shares issued as reinvestment
   of dividends ......................           --
Shares redeemed ......................  (37,824,158)
                                       ------------
Net increase/(decrease) ..............    4,288,659
                                       ============

                       See Notes to Financial Statements.

                                      38-39

    STATEMENTS OF CHANGES IN NET ASSETS

                                  THE GCG TRUST

               FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

                                         LARGE CAP     HARD      DIVERSIFIED                   CAPITAL      CAPITAL       SMALL
                                           VALUE      ASSETS       MID-CAP       RESEARCH      GROWTH     APPRECIATION     CAP
                                          SERIES      SERIES        SERIES        SERIES       SERIES        SERIES       SERIES
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
OPERATIONS:
Net investment income/(loss) ........ $    209,731 $   342,104  $    74,780  $      708,278 $   (957,019) $    257,791 $    219,734
Net realized gain/(loss) on
   investments, futures contracts,
   written options, forward foreign
   currency exchange contracts
   and foreign currency transactions      (990,508)     940,323     (219,605)   (69,623,076) (87,368,982)   19,489,359) (39,281,022)
Netchange in unrealized appreciation/
   depreciation of investments, futures
   contracts, written options, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies       220,184  (3,538,605)     (58,277)    (79,638,385)  53,808,824   (14,662,990)  62,347,326
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
Net increase/(decrease) in net
   assets resulting from
   operations .......................     (560,593) (2,256,178)    (203,102)   (148,553,183) (34,517,177)  (33,894,558)  23,286,038
CAPITAL SHARE TRANSACTIONS:
Shares sold .........................   97,024,238   6,566,209   20,147,521     109,753,303   93,698,149    85,627,589  216,380,448
Net assets received in connection
   with merger (Note 6 ) ............           --          --           --              --           --            --           --
Shares redeemed .....................  (21,483,542) (6,535,086)  (2,421,492)   (106,095,772) (94,360,463)  (65,998,456)(165,957,444)
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ............   75,540,696      31,123   17,726,029       3,657,531     (662,314)   19,629,133   50,423,004
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
Net increase/(decrease) in net assets   74,980,103  (2,225,055)  17,522,927    (144,895,652) (35,179,491)  (14,265,425)  73,709,042
NET ASSETS:
Beginning of period .................  113,205,675  42,109,104   13,833,644   1,147,195,606  562,548,645   491,554,783  461,105,822
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
End of period ....................... $188,185,778 $39,884,049  $31,356,571  $1,002,299,954 $527,369,154  $477,289,358 $534,814,864
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
Undistributed net investment
  income/(loss) ..................... $    322,804 $   283,724  $    82,986  $      691,158 $   (957,019) $    261,371 $    460,759
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
TRANSACTIONS IN FUND SHARES:
Shares sold .........................    9,283,862     590,863    2,146,858       5,644,949    6,401,361     5,364,621    19,895,022
Shares issued in merger (Note 6) ....           --          --           --              --           --            --           --
Shares redeemed .....................   (2,023,622)   (590,437)    (267,313)     (5,433,055)  (6,687,401)   (4,199,091) (15,378,621)
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------
Net increase/(decrease) .............    7,260,240         426    1,879,545         211,894     (286,040)    1,165,530    4,516,401
                                      ------------ -----------  -----------  -------------- ------------  ------------ ------------

                                           MID-CAP       STRATEGIC      SPECIAL                     DEVELOPING      INTERNET
                                           GROWTH         EQUITY      SITUATIONS      GROWTH          WORLD      TOLLKEEPER(SM)
                                           SERIES         SERIES        SERIES        SERIES          SERIES        SERIES
                                       --------------  ------------  -----------  --------------  -------------  -------------
OPERATIONS:
Net investment income/(loss) ..........$  (4,689,914)  $   (704,961) $    45,758  $    1,089,764  $   1,005,153   $   (13,551)
Net realized gain/(loss) on
   investments, futures contracts,
   written options, forward foreign
   currency exchange contracts
   and foreign currency transactions ..   (8,637,699)   (53,576,799)  (1,277,004)   (230,346,711)   (14,234,309)         547
Net change in unrealized appreciation/
   depreciation of investments, futures
   contracts, written options, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies ..   (68,823,245)   17,881,759      518,464     (63,158,994)    11,091,532     (101,703)
                                       --------------  ------------  -----------  --------------  -------------   ----------
Net increase/(decrease) in net
   assets resulting from
   operations .........................   (82,150,858)  (36,400,001)    (712,782)   (292,415,941)    (2,137,624)    (114,707)
CAPITAL SHARE TRANSACTIONS:
Shares sold ...........................   474,040,377    87,066,600   13,245,193     469,184,607    263,895,150    6,167,528
Net assets received in connection
   with merger (Note 6 )                           --            --           --              --     20,587,483           --
Shares redeemed .......................  (411,872,993) (102,014,906)    (436,175)   (439,189,016)  (248,303,311)      (6,886)
                                       --------------  ------------  -----------  --------------  -------------   ----------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ..............    62,167,384   (14,948,306)  12,809,018      29,995,591     36,179,322    6,160,642
                                       --------------  ------------  -----------  --------------  -------------   ----------
Net increase/(decrease) in net assets .   (19,983,474)  (51,348,307)  12,096,236    (262,420,350)    34,041,698    6,045,935
NET ASSETS:
Beginning of period ................... 1,461,745,411   374,614,215    8,125,462   1,638,875,138     60,541,060           --
                                       --------------  ------------  -----------  --------------  -------------   ----------
End of period .........................$1,441,761,937  $323,265,908  $20,221,698  $1,376,454,788  $  94,582,758   $6,045,935
                                       --------------  ------------  -----------  --------------  -------------   ----------
Undistributed net investment
  income/(loss) .......................$   (4,689,914) $   (704,961) $    64,055  $   (5,107,064) $   1,011,442   $  (13,551)
                                       --------------  ------------  -----------  --------------  -------------   ----------
TRANSACTIONS IN FUND SHARES:
Shares sold ...........................    26,428,354     5,763,477   1,460,864       26,402,233     34,708,590      618,755
Shares issued in merger (Note 6)                   --            --          --               --      2,799,022           --
Shares redeemed .......................   (23,344,557)   (6,722,415)   (49,243)      (24,971,589)   (32,660,679)        (668)
                                       --------------  ------------  -----------  --------------  -------------   ----------
Net increase/(decrease) ...............     3,083,797      (958,938)   1,411,621       1,430,644      4,846,933      618,087
                                       --------------  ------------  -----------  --------------  -------------   ----------

                       See Notes to Financial Statements.

                                      40-41

    STATEMENTS OF CHANGES IN NET ASSETS

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                                          LIMITED     GLOBAL                                ASSET
                                           LIQUID        MATURITY     FIXED       FULLY         TOTAL     ALLOCATION      EQUITY
                                            ASSET          BOND       INCOME     MANAGED        RETURN      GROWTH        INCOME
                                           SERIES         SERIES      SERIES      SERIES        SERIES      SERIES        SERIES
                                      --------------- ------------ ----------- ------------  ------------ -----------  ------------
OPERATIONS:
Net investment income ................$    34,673,208 $ 12,656,700 $ 1,232,390 $  9,641,577  $ 23,101,688 $   51,466  $  5,326,742
Net realized gain/(loss) on
   investments, futures
   contracts, written options,
   forward foreign currency exchange
   contracts and foreign
   currency transactions .............        (13,770)  (2,768,678) (2,272,204)  16,647,775    41,137,249   (143,797)    6,922,304
Net change in unrealized appreciation/
   depreciation of investments,
   written options, futures contracts,
   forward foreign currency exchange
   contracts and other assets and
   liabilities denominated in
   foreign currencies ................             --    5,843,846   1,850,617   36,284,806    47,014,774   (159,530)   21,269,428
                                      --------------- ------------ ----------- ------------  ------------ ----------  ------------
Net increase/(decrease) in net assets
   resulting from operations .........     34,659,438   15,731,868     810,803   62,574,158   111,253,711   (251,861)   33,518,474
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................    (34,673,208) (15,408,528) (1,482,233) (12,472,868)  (28,178,405)    (8,079)   (6,994,723)
Net realized gains ...................             --           --      (3,906) (21,159,821)  (33,338,961)        --   (16,016,492)
Return of capital ....................             --           --  (1,063,389)          --            --         --            --
CAPITAL SHARE TRANSACTIONS:
Shares sold ..........................  5,253,400,514   92,238,455  20,513,243   90,002,991   145,035,923  8,942,893    79,611,730
Shares issued as reinvestment of
   dividends .........................     34,680,164   15,408,528   2,549,528   33,632,689    61,517,366      8,079    23,011,215
Shares redeemed ...................... (5,149,024,145) (64,018,779) (4,569,336) (66,937,955)  (99,516,204)  (194,401)  (92,392,867)
                                      --------------- ------------ ----------- ------------  ------------ ----------  ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .............    139,056,533   43,628,204  18,493,435   56,697,725   107,037,085  8,756,571    10,230,078
                                      --------------- ------------ ----------- ------------  ------------ ----------  ------------
Net increase in net assets ...........    139,042,763   43,951,544  16,754,710   85,639,194   156,773,430  8,496,631    20,737,337
NET ASSETS:
Beginning of period ..................    579,848,272  207,108,677  30,371,397  287,909,046   675,753,612         --   277,354,222
                                      --------------- ------------ ----------- ------------  ------------ ----------  ------------
End of period ........................$   718,891,035 $251,060,221 $47,126,107 $373,548,240  $832,527,042 $8,496,631  $298,091,559
                                      =============== ============ =========== ============  ============ ==========  ============
Undistributed net investment
  income/(loss) ......................$            -- $    833,179 $  (632,709)$    583,069  $  1,415,948 $   43,387  $    224,707
                                      =============== ============ =========== ============  ============ ==========  ============
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................  5,253,400,515    8,532,220   2,088,056    5,495,662     8,536,527    923,562     6,954,583
Shares issued as reinvestment
   of dividends ......................     34,680,164    1,463,298     266,687    2,087,690     3,708,099        885     2,052,740
Shares redeemed ...................... (5,149,024,145)  (6,018,845)   (465,890)  (4,234,605)   (6,056,083)   (20,880)   (8,132,658)
                                      --------------- ------------ ----------- ------------  ------------ ----------  ------------
Net increase .........................    139,056,534    3,976,673   1,888,853    3,348,747     6,188,543    903,567       874,665
                                      =============== ============ =========== ============  ============ ==========  ============

                                            ALL            GROWTH          REAL         VALUE                        RISING
                                            CAP          AND INCOME       ESTATE        EQUITY       INVESTORS      DIVIDENDS
                                          SERIES           SERIES         SERIES        SERIES         SERIES         SERIES
                                       ------------    ------------   ------------   ------------   -----------   ------------
OPERATIONS:
Net investment income ................$     402,747   $    55,842   $  4,115,062   $  1,493,287  $    133,198   $  2,865,660
Net realized gain/(loss) on
   investments, futures
   contracts, written options,
   forward foreign currency exchange
   contracts and foreign
   currency transactions .............    2,278,528       (39,507)    (1,457,186)     7,332,736       422,618     24,683,881
Net change in unrealized appreciation/
   depreciation of investments,
   written options, futures contracts,
   forward foreign currency exchange
   contracts and other assets and
   liabilities denominated in
   foreign currencies ................   (1,002,788)     (121,213)    15,223,579      4,901,445       385,584    (48,417,362)
                                      ------------    -----------   ------------   ------------  ------------   ------------
Net increase/(decrease) in net assets
   resulting from operations .........    1,678,487      (104,878)    17,881,455     13,727,468       941,400    (20,867,821)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................     (343,192)      (12,333)    (4,250,641)    (2,071,336)     (119,294)    (4,418,815)
Net realized gains ...................   (2,160,714)           --             --       (234,832)     (665,561)   (24,992,281)
Return of capital ....................           --            --             --       (526,103)           --             --
CAPITAL SHARE TRANSACTIONS:
Shares sold ..........................  116,487,290    17,544,753     98,582,967    145,689,427    42,333,430    140,089,116
Shares issued as reinvestment of
   dividends .........................    2,503,906        12,333      4,250,641      2,832,271       784,855     29,411,096
Shares redeemed ......................   (6,279,085)   (2,208,924)   (69,571,014)  (114,666,246)  (15,834,503)   (77,950,309)
                                      ------------    -----------   ------------   ------------  ------------   ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .............  112,712,111    15,348,162     33,262,594     33,855,452    27,283,782     91,549,903
                                      ------------    -----------   ------------   ------------  ------------   ------------
Net increase in net assets ...........  111,886,692    15,230,951     46,893,408     44,750,649    27,440,327     41,270,986
NET ASSETS:
Beginning of period ..................           --            --     56,906,334    141,594,571            --    899,752,696
                                      ------------    -----------   ------------   ------------  ------------   ------------
End of period ........................$111,886,692    $15,230,951   $103,799,742   $186,345,220  $ 27,440,327   $941,023,682
                                      ============    ===========   ============   ============  ============   ============
Undistributed net investment
  income/(loss) ......................$     57,411    $    43,509   $    585,413   $         --        13,174   $         --
                                      ============    ===========   ============   ============  ============   ============
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................  10,090,388      1,751,742      6,832,520      9,277,655     3,845,253      5,613,697
Shares issued as reinvestment
   of dividends ......................     232,273          1,267        282,811        178,692        74,606      1,291,660
Shares redeemed ......................    (548,037)      (225,897)    (4,984,106)    (7,355,632)   (1,438,789)    (3,141,918)
                                      ------------    -----------   ------------   ------------  ------------   ------------
Net increase .........................   9,774,624      1,527,112      2,131,225      2,100,715     2,481,070      3,763,439
                                      ============    ===========   ============   ============  ============   ============


                                         MANAGED
                                         GLOBAL
                                         SERIES
                                      ------------
OPERATIONS:
Net investment income ................$    107,705
Net realized gain/(loss) on
   investments, futures
   contracts, written options,
   forward foreign currency exchange
   contracts and foreign
   currency transactions .............  44,070,602
Net change in unrealized appreciation/
   depreciation of investments,
   written options, futures contracts,
   forward foreign currency exchange
   contracts and other assets and
   liabilities denominated in
   foreign currencies ................ (76,041,680)
                                      ------------
Net increase/(decrease) in net assets
   resulting from operations ......... (31,863,373)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................    (219,185)
Net realized gains ................... (67,930,279)
Return of capital ....................          --
CAPITAL SHARE TRANSACTIONS:
Shares sold .......................... 709,384,265
Shares issued as reinvestment of
   dividends .........................  68,149,464
Shares redeemed ......................(629,043,747)
                                      ------------
NET INCREASE IN NET ASSETS FROM
   SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ............. 148,489,982
                                      ------------
Net increase in net assets ...........  48,477,145
NET ASSETS:
Beginning of period .................. 184,485,559
                                      ------------
End of period ........................$232,962,704
                                      ============
Undistributed net investment
  income/(loss) ......................$   (128,593)
                                      ============
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................  38,049,597
Shares issued as reinvestment
   of dividends ......................   6,020,270
Shares redeemed ...................... (33,607,042)
                                      ------------
Net increase .........................  10,462,825
                                      ============

                       See Notes to Financial Statements.

                                      42-43

    STATEMENTS OF CHANGES IN NET ASSETS

                                  THE GCG TRUST

                     FOR THE PERIOD ENDED DECEMBER 31, 2000

                                        LARGE CAP         HARD       DIVERSIFIED                      CAPITAL         CAPITAL
                                           VALUE         ASSETS       MID-CAP       RESEARCH          GROWTH       APPRECIATION
                                          SERIES         SERIES        SERIES        SERIES           SERIES          SERIES
                                      ------------   -------------  ------------  --------------   ------------    ------------
OPERATIONS:
Net investment income/(loss) .........$    276,880   $     420,250  $     37,055  $     (748,387)  $ (2,680,545)   $      3,580
Net realized gain/(loss) on investments,
   futures contracts, written options,
   forward foreign currency exchange
   contracts and foreign currency
   transactions ......................    (143,688)     (3,519,088)     (549,362)    119,220,841      6,132,858     (10,775,531)
Net change in unrealized appreciation/
   depreciation of securities, written
   options, futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies .     895,846       1,710,628       466,984    (181,781,897)  (113,939,909)    (74,320,225)
                                      ------------   -------------  ------------  --------------   ------------    ------------
Net increase/(decrease) in net assets
   resulting from operations .........   1,029,038      (1,388,210)      (45,323)    (63,309,443)  (110,487,596)    (85,092,176)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................    (163,770)       (171,123)      (28,224)     (1,849,735)            --              --
Net realized gains ...................    (817,836)             --            --    (124,021,844)   (19,372,287)    (17,564,478)
Return of capital ....................          --         (53,213)           --              --         (5,515)             --
CAPITAL SHARE TRANSACTIONS:
Shares sold .......................... 118,474,046      41,044,973    18,890,969     263,175,971    153,872,556     226,390,640
Shares issued as reinvestment
   of dividends ......................     981,606         224,336        28,224     125,871,579     19,377,802      17,564,478
Shares redeemed ......................  (6,297,409)    (37,838,400)   (5,012,002)    (67,326,538)   (48,464,301)    (61,642,050)
                                      ------------   -------------  ------------  --------------   ------------    ------------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ............. 113,158,243       3,430,909    13,907,191     321,721,012    124,786,057     182,313,068
                                      ------------   -------------  ------------  --------------   ------------    ------------
Net increase/(decrease) in net assets  113,205,675       1,818,363    13,833,644     132,539,990     (5,079,341)     79,656,414
NET ASSETS:
Beginning of period ..................          --      40,290,741            --   1,014,655,616    567,627,986     411,898,369
                                      ------------   -------------  ------------  --------------   ------------    ------------
End of period ........................$113,205,675   $  42,109,104  $ 13,833,644  $1,147,195,606   $562,548,645    $491,554,783
                                      ============   =============  ============  ==============   ============    ============
Undistributed net investment
   income/(loss) .....................$    113,073   $     (58,380) $      8,206  $      (17,120)  $         --    $      3,580
                                      ============   =============  ============  ==============   ============    ============
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................  11,191,290       3,720,624     1,932,122      10,173,133      8,784,143      11,625,196
Shares issued as reinvestment
   of dividends ......................      98,654          21,304         3,058       6,315,684      1,410,321       1,135,390
Shares redeemed ......................    (592,326)     (3,388,108)     (535,925)     (2,616,515)    (2,788,929)     (3,236,805)
                                      ------------   -------------  ------------  --------------   ------------    ------------
Net increase/(decrease) ..............  10,697,618         353,820     1,399,255      13,872,302      7,405,535       9,523,781
                                      ============   =============  ============  ==============   ============    ============

                                         SMALL          MID-CAP       STRATEGIC      SPECIAL                    DEVELOPING
                                          CAP           GROWTH         EQUITY      SITUATIONS      GROWTH         WORLD
                                         SERIES         SERIES         SERIES        SERIES        SERIES         SERIES
                                      ------------  --------------  ------------  ----------   --------------  -----------
OPERATIONS:
Net investment income/(loss) .........$  1,036,202  $   (7,718,087) $   (662,648) $   26,744   $    3,443,546  $  (284,933)
Net realized gain/(loss) on investments,
   futures contracts, written options,
   forward foreign currency exchange
   contracts and foreign currency
   transactions ...................... 137,489,419     455,686,780    (3,023,562)   (163,319)      39,082,472   (1,943,222)
Net change in unrealized appreciation/
   depreciation of securities, written
   options, futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies .(249,620,681)   (390,067,811)  (83,111,698)   (481,730)   (516,603,790)  (25,710,075)
                                      ------------  --------------  ------------  ----------   --------------  -----------
Net increase/(decrease) in net assets
   resulting from operations .........(111,095,060)     57,900,882   (86,797,908)   (618,305)    (474,077,772) (27,938,230)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................    (795,177)             --            --      (8,447)     (26,027,127)          --
Net realized gains ................... 183,884,449)   (554,587,711)  (14,771,195)       (253)     (92,596,768)   (490,210)
Return of capital ....................          --              --            --          --          (98,086)          --
CAPITAL SHARE TRANSACTIONS:
Shares sold .......................... 532,605,577   1,201,482,925   439,204,104   8,790,297    2,349,359,423  228,554,901
Shares issued as reinvestment
   of dividends ...................... 184,679,626     554,587,711    14,771,195       8,700      118,721,981      490,210
Shares redeemed ......................(328,041,287)   (579,445,893) (183,591,393)    (46,530)  (1,653,278,733)(202,691,407)
                                      ------------  --------------  ------------  ----------   --------------  -----------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS ............. 389,243,916   1,176,624,743   270,383,906   8,752,467      814,802,671   26,353,704
                                      ------------  --------------  ------------  ----------   --------------  -----------
Net increase/(decrease) in net assets   93,469,230     679,937,914   168,814,803   8,125,462      222,002,918   (2,074,736)
NET ASSETS:
Beginning of period .................. 367,636,592     781,807,497   205,799,412          --    1,416,872,220   62,615,796
                                      ------------  --------------  ------------  ----------   --------------  -----------
End of period ........................$461,105,822  $1,461,745,411  $374,614,215  $8,125,462   $1,638,875,138  $60,541,060
                                      ============  ==============  ============  ==========   ==============  ===========
Undistributed net investment
   income/(loss) .....................$    241,025  $           --  $         --  $   18,297  $   (6,196,828)  $    (7,255)
                                      ============  ==============  ============  ==========   ==============  ===========
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................  22,796,819      37,091,955    20,036,996     915,643       86,772,802   23,671,773
Shares issued as reinvestment
   of dividends ......................  18,922,093      32,337,476       959,169       1,011        6,386,336       66,244
Shares redeemed ...................... (14,327,312)    (17,547,762)   (8,903,341)     (5,161)     (61,844,726) (21,174,902)
                                      ------------  --------------  ------------  ----------   --------------  -----------
Net increase/(decrease) ..............  27,391,600      51,881,669    12,092,824     911,493       31,314,412    2,563,115
                                      ============  ==============  ============  ==========   ==============  ===========

                                         EMERGING        MARKET
                                         MARKETS        MANAGER
                                          SERIES         SERIES
                                       -----------  ------------
OPERATIONS:
Net investment income/(loss) ......... $  (202,969) $    100,211
Net realized gain/(loss) on investments,
   futures contracts, written options,
   forward foreign currency exchange
   contracts and foreign currency
   transactions ......................   6,065,139       497,097
Net change in unrealized appreciation/
   depreciation of securities, written
   options, futures contracts, forward
   foreign currency exchange contracts
   and other assets and liabilities
   denominated in foreign currencies . (18,736,492)   (486,483)
                                       -----------  ----------
Net increase/(decrease) in net assets
   resulting from operations ......... (12,874,322)     110,825
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ................          --      (97,030)
Net realized gains ...................          --     (497,099)
Return of capital ....................          --          --
CAPITAL SHARE TRANSACTIONS:
Shares sold ..........................  65,533,874          --
Shares issued as reinvestment
   of dividends ......................          --     594,129
Shares redeemed ...................... (73,055,849)   (812,064)
                                       -----------  ----------
NET INCREASE/(DECREASE) IN NET
   ASSETS FROM SHARES OF BENEFICIAL
   INTEREST TRANSACTIONS .............  (7,521,975)   (217,935)
                                       -----------  ----------
Net increase/(decrease) in net assets  (20,396,297)   (701,239)
NET ASSETS:
Beginning of period ..................  44,949,208   7,318,786
                                       -----------  ----------
End of period ........................ $24,552,911  $6,617,547
                                       ===========  ==========
Undistributed net investment
   income/(loss) ..................... $   (25,460) $    3,179
                                       ===========  ==========
TRANSACTIONS IN FUND SHARES:
Shares sold ..........................     6,343,185       --
Shares issued as reinvestment
   of dividends ......................          --      34,846
Shares redeemed ......................  (6,983,267)    (42,388)
                                       -----------  ----------
Net increase/(decrease) ..............    (640,082)     (7,542)
                                       ===========  ==========

                       See Notes to Financial Statements.

                                      44-45

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                              LIQUID ASSET SERIES*
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR         YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED        ENDED       ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98     12/31/97    12/31/96
                                                   --------      --------    --------     --------    ---------   ---------
Net asset value, beginning of period ............. $   1.00      $   1.00    $   1.00     $   1.00    $   1.00    $   1.00
                                                   --------      --------    --------     --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ............................    0.024         0.059       0.046        0.050       0.050       0.049
                                                   --------      --------    --------     --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............   (0.024)       (0.059)     (0.046)      (0.050)     (0.050)     (0.049)
                                                   --------      --------    --------     --------    --------    --------
Net asset value, end of period ................... $   1.00      $   1.00    $   1.00     $   1.00    $   1.00    $   1.00
                                                   ========      ========    ========     ========    ========    ========
Total return .....................................     2.42%++       6.05%       4.74%        5.13%       5.07%       5.01%
                                                   ========      ========    ========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $814,781      $718,891    $579,848     $211,730    $ 59,453    $ 39,096
Ratio of operating expenses to average
   net assets ....................................     0.54%+        0.55%       0.56%        0.59%       0.61%       0.61%
Ratio of net investment income to
   average net assets ............................     4.82%+        5.91%       4.71%        4.92%       4.99%       4.89%

                          LIMITED MATURITY BOND SERIES*
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR        YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED       ENDED       ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98    12/31/97#   12/31/96#
                                                   --------      --------    --------     --------    ---------   ---------
Net asset value, beginning of period ..............$  10.53      $  10.42    $  10.68     $  10.31    $  10.43    $  11.15
                                                   --------      --------    --------     --------    --------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................    0.27          0.55        0.48         0.24        0.60        0.59
Net realized and unrealized gain/(loss) on
   investments and foreign currencies .............    0.17          0.26       (0.36)        0.47        0.09       (0.13)
                                                   --------      --------    --------     --------    --------    --------
Total from investment operations ..................    0.44          0.81        0.12         0.71        0.69        0.46
                                                   --------      --------    --------     --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............      --         (0.70)      (0.38)       (0.34)      (0.81)      (1.15)
Distributions from capital gains ..................      --            --          --           --          --       (0.03)
                                                   --------      --------    --------     --------    --------    --------
Total distributions ...............................      --         (0.70)      (0.38)       (0.34)      (0.81)      (1.18)
                                                   --------      --------    --------     --------    --------    --------
Net asset value, end of period ....................$  10.97      $  10.53    $  10.42     $  10.68    $  10.31    $  10.43
                                                   ========      ========    ========     ========    ========    ========
Total return ......................................    4.18%++       7.73%       1.13%        6.86%       6.67%       4.32%
                                                   ========      ========    ========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$306,899      $251,060    $207,109     $148,426    $ 53,839    $ 81,317
Ratio of operating expenses to average net assets .    0.54%+        0.55%       0.57%        0.60%       0.61%      0.61%
Ratio of operating expenses to average net assets,
   including interest expenses ....................    0.54%+        0.56%         --           --          --         --
Ratio of net investment income to
   average net assets .............................    5.49%+        6.11%       5.29%        5.15%       5.71%      5.33%
Portfolio turnover rate ...........................      60%          153%        128%          52%         81%       250%

------------------
* On January 2, 1998, ING Investment Management, LLC ("IIM") became the Portfolio Manager of each Series. From August 13, 1996 to January 1, 1998, Equitable Investment Services Inc., an affiliate of IIM, was the Portfolio Manager of the Series. Prior to August 13, 1996, each Series had been advised by other Portfolio Managers.
+ Annualized
++Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


                       See Notes to Financial Statements.

     FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                               CORE BOND SERIES**
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98*#
                                                   --------      --------    --------     ----------
Net asset value, beginning of period ..............$   9.60      $  10.06    $  11.17     $  10.47
                                                   --------      --------    --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................    0.17          0.12        0.34         0.09
Net realized and unrealized gain/(loss)
   on investments
   and foreign currencies .........................   (0.44)        (0.03)      (1.30)        0.74
                                                   --------      --------    --------     --------
Total from investment operations ..................   (0.27)         0.09       (0.96)        0.83
                                                   --------      --------    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............      --         (0.32)      (0.14)       (0.09)
Dividends in excess of net investment income ......      --            --          --        (0.04)
Distributions from capital gains ..................      --          0.00 1        --           --
Distributions in excess of capital gains ..........      --            --       (0.01)          --
Return of capital .................................      --         (0.23)         --           --
                                                   --------      --------    --------     --------
Total distributions ...............................      --         (0.55)      (0.15)       (0.13)
                                                   --------      --------    --------     --------
Net asset value, end of period ....................$   9.33      $   9.60    $  10.06     $  11.17
                                                   ========      ========    ========     ========
Total return ......................................   (2.81)%++      0.94%      (8.62)%       7.99%++
                                                   ========      ========    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$ 57,957      $ 47,126    $ 30,371     $ 21,932
Ratio of operating expenses to average
    net assets ....................................    1.38%+        1.60%       1.60%        1.74%+
Ratio of net investment income to average
    net assets ....................................    4.00%+        3.62%       3.17%        2.37%+
Portfolio turnover rate ...........................     222%          156%         87%          25%

                              FULLY MANAGED SERIES
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR         YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED        ENDED       ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98     12/31/97    12/31/96
                                                   --------      --------    --------     --------    ---------   ---------
Net asset value, beginning of period ..............$  16.62      $  15.05    $  15.23     $  15.73    $  14.82    $  13.79
                                                   --------      --------    --------     --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................    0.20          0.47        0.50         0.36        0.39        0.56
Net realized and unrealized gain on investments
   and foreign currencies .........................    1.27          2.78        0.53         0.55        1.86        1.69
                                                   --------      --------    --------     --------    --------    --------
Total from investment operations ..................    1.47          3.25        1.03         0.91        2.25        2.25
                                                   --------      --------    --------     --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............      --         (0.62)      (0.40)       (0.36)      (0.41)      (0.56)
Distributions from capital gains ..................      --         (1.06)      (0.81)       (1.05)      (0.93)      (0.66)
                                                   --------      --------    --------     --------    --------    --------
Total distributions ...............................      --         (1.68)      (1.21)       (1.41)      (1.34)      (1.22)
                                                   --------      --------    --------     --------    --------    --------
Net asset value, end of period ....................$  18.09      $  16.62    $  15.05     $  15.23    $  15.73    $  14.82
                                                   ========      ========    ========     ========    ========    ========
Total return ......................................    8.84%++      21.97%       6.92%        5.89%      15.27%      16.36%
                                                   ========      ========    ========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$532,231      $ 373,548   $287,909     $246,196    $169,987    $136,660
Ratio of operating expenses to average
    net assets ....................................    0.94%+         0.95%      0.97%        0.98%       0.99%       1.00%
Ratio of net investment income
   to average net assets ..........................    2.92%+         3.24%      3.45%        2.83%       2.67%       3.83%
Portfolio turnover rate ...........................      19%            42%        36%          44%         48%         45%

------------------
 * The Core Bond Series (formerly the Global Fixed Income Series) commenced operations on August 14, 1998.
** Since  May 1,  2001,  Pacific Investment Management Company has served as the
   Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Global Fixed Income Series to the Core Bond Series and a change of investment strategy.
 + Annualized
++ Non-annualized
# Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 1 Less than $0.01.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                               TOTAL RETURN SERIES
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98*#
                                                   --------      --------    --------     ----------
Net asset value, beginning of period ..............$  17.00      $  15.80    $  15.80     $  14.88
                                                   --------      --------    --------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................    0.24          0.50        0.42         0.17
Net realized and unrealized gain/(loss)
   on investments
   and foreign currencies .........................   (0.18)         2.07        0.11         0.86
                                                   --------      --------    --------     --------
Total from investment operations ..................    0.06          2.57        0.53         1.03
                                                   --------      --------    --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............      --         (0.63)      (0.31)       (0.11)
Distributions from capital gains ..................      --         (0.74)      (0.22)          --
                                                   --------      --------    --------     --------
Total distributions ...............................      --         (1.37)      (0.53)       (0.11)
                                                   --------      --------    --------     --------
Net asset value, end of period ....................$  17.06      $  17.00    $  15.80     $  15.80
                                                   ========      ========    ========     ========
Total return ......................................    0.35%++      16.50%       3.38%        6.90%++
                                                   ========      ========    ========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$914,071      $832,527    $675,754     $453,093
Ratio of operating expenses to
    average net assets ............................    0.88%+        0.88%       0.91%        0.98%+
Ratio of net investment income to
    average net assets ............................    3.04%+        3.28%       3.04%        2.95%+
Portfolio turnover rate ...........................      59%          113%         81%          37%


                         ASSET ALLOCATION GROWTH SERIES
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED           YEAR
                                                    6/30/01         ENDED
                                                  (UNAUDITED)    12/31/00*#
                                                   --------      ----------
Net asset value, beginning of period ............. $   9.40      $  10.00
                                                   --------      --------
Income/(loss) from investment operations:
Net investment income ............................     0.02          0.09
Net realized and unrealized loss on
   investments and foreign currencies ............    (0.37)        (0.68)
                                                   --------      --------
   Total from investment operations ..............    (0.35)        (0.59)
                                                   --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.01)
                                                   --------      --------
Net asset value, end of period ................... $   9.05      $   9.40
                                                   ========      ========
Total return .....................................    (3.72)%++     (5.90)%++
                                                   ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $ 25,333      $  8,497
Ratio of operating expenses to
   average net assets ............................     1.00%+        1.00%+
Ratio of net investment income to
   average net assets ............................     1.82%+        3.80%+
Portfolio turnover rate ..........................       21%           10%

------------------
 * The Total Return Series commenced operations on August 14, 1998.
** The Asset Allocation Growth Series commenced operations on October 2, 2000.
 + Annualized
++ Non-annualized
 # Per share  numbers  have been  calculated  using the  monthly  average  share
   method, which  more appropriately   represents the  per  share data  for  the
   period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                              EQUITY INCOME SERIES*
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR         YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED        ENDED       ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98     12/31/97    12/31/96
                                                   --------      --------    --------     --------    ---------   ---------
Net asset value, beginning of period ............. $  11.67      $  11.24    $  12.67     $  13.09    $  12.41    $  12.52
                                                   --------      --------    --------     --------    --------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................     0.08          0.23        0.27         0.49        0.57        0.56
Net realized and unrealized gain/(loss)
   on investments and foreign currencies .........     0.23          1.18       (0.39)        0.58        1.58        0.52
                                                   --------      --------    --------     --------    --------    --------
Total from investment operations .................     0.31          1.41       (0.12)        1.07        2.15        1.08
                                                   --------      --------    --------     --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.30)      (0.29)       (0.50)      (0.55)      (0.58)
Distributions from capital gains .................       --         (0.68)      (1.02)       (0.99)      (0.92)      (0.61)
                                                   --------      --------    --------     --------    --------    --------
Total distributions ..............................       --         (0.98)      (1.31)       (1.49)      (1.47)      (1.19)
                                                   --------      --------    --------     --------    --------    --------
Net asset value, end of period ................... $  11.98      $  11.67    $  11.24     $  12.67    $  13.09    $  12.41
                                                   ========      ========    ========     ========    ========    ========
Total return .....................................     2.66%++      12.93%      (0.72)%       8.26%      17.44%       8.77%
                                                   ========      ========    ========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $345,955      $298,092    $277,354     $278,074    $264,599     $272,791
Ratio of operating expenses
   to average net assets. ........................     0.94%+        0.95%      0.96%         0.98%      0.99%         1.00%
Ratio of net investment income
   to average net assets .........................     1.47%+        1.98%      2.19%         3.63%      3.88%         3.86%
Portfolio turnover rate ..........................       12%           53%       122%           61%        79%          158%


                                 ALL CAP SERIES
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED           YEAR
                                                    6/30/01         ENDED
                                                  (UNAUDITED)    12/31/00**
                                                   --------      ----------
Net asset value, beginning of period ..............$  11.45      $  10.00
                                                   --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .............................    0.04          0.05
Net realized and unrealized gain on investments
    and foreign currencies ........................    0.57          1.68
                                                   --------      --------
Total from investment operations ..................    0.61          1.73
                                                   --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............      --         (0.04)
Distributions from capital gains ..................      --         (0.24)
                                                   --------      --------
Total distributions ...............................      --         (0.28)
                                                   --------      --------
Net asset value, end of period ....................$  12.06      $  11.45
                                                   ========      ========
Total return ......................................    5.33%++      17.45%++
                                                   ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$223,952      $111,887
Ratio of operating expenses to average
   net assets .....................................    1.00%+         100%+
Ratio of net investment income to average
   net assets .....................................    0.90%+        1.10%+
Portfolio turnover rate ...........................      38%           82%

------------------
 * Since March 1, 1999, T. Rowe Price Associates, Inc. has served as the Portfolio Manager of the Series. Prior to that date a different firm served as Portfolio Manager. Along with this change was a name change from the Multiple Allocation Series to the Equity Income Series.
**  The All Cap Series commenced operations on February 1, 2000.
 +  Annualized
 ++ Non-annualized

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                            GROWTH AND INCOME SERIES
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED           YEAR
                                                    6/30/01         ENDED
                                                  (UNAUDITED)    12/31/00*#
                                                   --------      ----------
Net asset value, beginning of period ..............$   9.97      $  10.00
                                                   --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .............................    0.02          0.07
Net realized and unrealized loss on investments
   and foreign currencies .........................   (0.45)        (0.09)
                                                   --------      --------
Total from investment operations ..................   (0.43)        (0.02)
                                                   --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............      --         (0.01)
                                                   --------      --------
Net asset value, end of period ....................$   9.54      $   9.97
                                                   ========      ========
Total return ......................................   (4.31)%++     (0.21)%++
                                                   ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............$ 55,065      $ 15,231
Ratio of operating expenses to average
    net assets ....................................    1.10%+        1.10%+
Ratio of net investment income to average
    net assets ....................................    1.32%+        2.63%+
Portfolio turnover rate ...........................      20%            5%

                              REAL ESTATE SERIES**
--------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR        YEAR         YEAR        YEAR
                                                    6/30/01       ENDED        ENDED        ENDED        ENDED       ENDED
                                                  (UNAUDITED)    12/31/00    12/31/99     12/31/98     12/31/97    12/31/96
                                                   --------      --------    --------     --------    ---------   ---------
Net asset value, beginning of period ............. $  15.21      $  12.12    $  13.58     $  18.27    $  15.98    $  12.63
                                                   --------      --------    --------     --------    --------    --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................     0.34          0.42        0.84         0.83        0.69        0.70
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............     0.65          3.33       (1.39)       (3.34)       2.93        3.70
                                                   --------      --------    --------     --------    --------    --------
Total from investment operations .................     0.99          3.75       (0.55)       (2.51)       3.62        4.40
                                                   --------      --------    --------     --------    --------    --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.66)      (0.54)       (0.66)      (0.63)      (0.77)
Distributions from capital gains .................       --            --       (0.37)       (1.52)      (0.70)      (0.28)
                                                   --------      --------    --------     --------    --------    --------
Total distributions ..............................       --         (0.66)      (0.91)       (2.18)      (1.33)      (1.05)
                                                   --------      --------    --------     --------    --------    --------
Net asset value, end of period ................... $  16.20      $  15.21    $  12.12     $  13.58    $  18.27    $  15.98
                                                   ========      ========    ========     ========    ========    ========
Total return .....................................     6.51%++      30.99%      (3.81)%      (13.45)%    22.79%      35.30%
                                                   ========      ========    ========     ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $107,045      $103,800    $ 56,906     $  69,911   $ 75,530    $ 51,135
Ratio of operating expenses to average net assets      0.94%+        0.95%       0.96%         0.99%      0.99%       1.00%
Ratio of net investment income to
   average net assets ............................     4.89%+        5.60%       5.61%         5.26%      4.49%       5.53%
Portfolio turnover rate ..........................       21%           69%         36%           29%        41%         31%

------------------
 * The Growth and Income Series commenced operations on October 2, 2000.
** Since April 28, 2000, The  Prudential  Investment  Corporation  has served as
   Portfolio Manager for the Real Estate Series. Prior to that date, a different firm served as Portfolio Manager.
+  Annualized
++ Non-annualized
 # Per share  numbers  have been  calculated  using the  monthly  average  share
   method, which  more   appropriately   represents  the  per share data for the
   period.

                       See Notes to Financial Statements.

     FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                            VALUE EQUITY SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR         YEAR          YEAR          YEAR           YEAR
                                                    6/30/01        ENDED        ENDED         ENDED         ENDED          ENDED
                                                  (UNAUDITED)    12/31/00     12/31/99      12/31/98      12/31/97       12/31/96
                                                  -----------    --------     --------      --------      --------       --------
Net asset value, beginning of period ............. $  16.61      $  15.52     $  15.88      $  16.13       $ 13.92        $ 13.18
                                                   --------      --------     --------      --------       -------        -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................     0.06          0.13         0.17          0.19          0.16           0.22
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............     0.05          1.22        (0.09)         0.06          3.63           1.18
                                                   --------      --------     --------      --------       -------        -------
Total from investment operations .................     0.11          1.35         0.08          0.25          3.79           1.40
                                                   --------      --------     --------      --------       -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.19)       (0.15)        (0.18)        (0.18)         (0.19)
Distributions from capital gains .................       --         (0.02)       (0.29)        (0.32)        (1.40)         (0.47)
Return of capital ................................       --         (0.05)          --            --            --             --
                                                   --------      --------     --------      --------       -------        -------
Total distributions ..............................       --         (0.26)       (0.44)        (0.50)        (1.58)         (0.66)
                                                   --------      --------     --------      --------       -------        -------
Net asset value, end of period ...................   $16.72      $  16.61     $  15.52      $  15.88       $ 16.13        $ 13.92
                                                   ========      ========     ========      ========       =======        =======
Total return .....................................     0.66%++       8.77%        0.51%         1.55%        27.28%         10.62%
                                                   ========      ========     ========      ========       =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $210,878      $186,345     $141,595      $129,784       $80,048        $44,620
Ratio of operating expenses to average net assets      0.94%+        0.95%        0.96%         0.98%         0.99%          1.00%
Ratio of net investment income to
   average net assets ............................     0.74%+        0.92%        1.11%         1.49%         1.31%          1.80%
Portfolio turnover rate ..........................       25%           84%          62%          124%          128%           131%


                                                               INVESTORS SERIES
----------------------------------------------------------------------------------------------------------------------------

                                                                                                      SIX MONTHS
                                                                                                         ENDED       PERIOD
                                                                                                        6/30/01       ENDED
                                                                                                      (UNAUDITED)   12/31/00*
                                                                                                      -----------   --------
Net asset value, beginning of period .................................................................. $ 11.06      $ 10.00
                                                                                                        -------      -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income .................................................................................    0.03         0.06
Net realized and unrealized gain/(loss) on investments and foreign currencies .........................   (0.14)        1.33
                                                                                                        -------      -------
Total from investment operations ......................................................................   (0.11)        1.39
                                                                                                        -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..................................................................      --        (0.05)
Distributions from capital gains ......................................................................      --        (0.28)
                                                                                                        -------      -------
Total distributions ...................................................................................      --        (0.33)
                                                                                                        -------      -------
Net asset value, end of period ........................................................................ $ 10.95      $ 11.06
                                                                                                        =======      =======
Total return ..........................................................................................   (0.99)%++    14.07%++
                                                                                                        =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................................................. $63,850      $27,440
Ratio of operating expenses to average net assets .....................................................    1.00%+       1.00%+
Ratio of net investment income to average net assets ..................................................    0.91%+       1.13%+
Portfolio turnover rate ...............................................................................      15%         118%

------------------
*  The Investors Series commenced operations on February 1, 2000.
+  Annualized
++ Non-annualized

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                        RISING DIVIDENDS SERIES
---------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                    6/30/01        ENDED         ENDED         ENDED         ENDED        ENDED
                                                  (UNAUDITED)    12/31/00      12/31/99      12/31/98      12/31/97     12/31/96#
                                                  -----------    --------      --------      --------      --------     ---------
Net asset value, beginning of period ............. $  23.53      $  24.84      $  22.01      $  20.04      $  15.81      $  13.30
                                                   --------      --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................     0.02          0.07          0.08          0.10          0.14          0.14
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............    (2.27)        (0.62)         3.41          2.74          4.57          2.61
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations .................    (2.25)        (0.55)         3.49          2.84          4.71          2.75
                                                   --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.11)        (0.07)        (0.10)        (0.13)        (0.13)
Distributions from capital gains .................       --         (0.65)        (0.59)        (0.77)        (0.35)        (0.11)
                                                   --------      --------      --------      --------      --------      --------
Total distributions ..............................       --         (0.76)        (0.66)        (0.87)        (0.48)        (0.24)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period ................... $  21.28      $  23.53      $  24.84      $  22.01      $  20.04      $  15.81
                                                   ========      ========      ========      ========      ========      ========
Total return .....................................    (9.56)%++     (2.11)%       15.88%        14.13%        29.82%        20.65%
                                                   ========      ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $839,810      $941,024      $899,753      $574,843      $252,191      $126,239
Ratio of operating expenses to average net assets      0.95%+        0.95%         0.96%         0.98%         0.99%         1.00%
Ratio of net investment income to
   average net assets ............................     0.18%+        0.30%         0.40%        0.72%          0.96%         0.99%
Portfolio turnover rate ..........................       10%           37%           27%           34%           26%           15%


                                                         MANAGED GLOBAL SERIES*
---------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR          YEAR          YEAR          YEAR        YEAR
                                                    6/30/01        ENDED         ENDED         ENDED         ENDED       ENDED
                                                  (UNAUDITED)    12/31/00      12/31/99      12/31/98      12/31/97    12/31/96**#
                                                  -----------    --------      --------      --------      --------    -----------
Net asset value, beginning of period ............. $  11.82      $  19.96      $  14.19      $  11.46      $  11.13      $   9.96
                                                   --------      --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................     0.02            --         (0.03)        (0.02)         0.02          0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............    (0.62)        (3.13          8.82          3.37          1.33          1.18
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations .................    (0.60)        (3.13)         8.79          3.35          1.35          1.22
                                                   --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.02)           --         (0.05)        (0.17)           --
Dividends in excess of net investment income .....       --            --            --            --         (0.07)           --
Distributions from capital gains .................       --         (4.99)        (3.02)        (0.57)        (0.78)        (0.05)
                                                   --------      --------      --------      --------      --------      --------
Total distributions ..............................       --         (5.01)        (3.02)        (0.62)        (1.02)        (0.05)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period ................... $  11.22      $  11.82      $  19.96      $  14.19      $  11.46      $  11.13
                                                   ========      ========      ========      ========      ========      ========
Total return .....................................    (5.08)%++    (14.56)%       63.30%        29.31%        12.17%        12.27%
                                                   ========      ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $269,147      $232,963      $184,486      $134,078      $105,305      $ 86,376
Ratio of operating expenses to average net assets      1.25%+        1.25%         1.25%         1.26%         1.36%         1.26%
Ratio of net investment income/(loss) to average
   net assets ....................................     0.28%+        0.05%        (0.19)%       (0.17)%        0.06%         0.39%
Portfolio turnover rate ..........................       30%          109%          168%          173%          199%          141%

------------------
 * Since February 1, 2000, Capital Guardian Trust Co. has served as Portfolio Manager of the Series. Prior to that date, different firms served as Portfolio Manager.
** On September 3, 1996, the Managed Global Account of Separate Account D of
   Golden American Life Insurance Company was reorganized into the Trust. Net investment income and net realized gains earned prior to September 3, 1996 are not subject to Internal Revenue Code distribution requirements for regulated investment companies.
 + Annualized
++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.

                                                        LARGE CAP VALUE SERIES
---------------------------------------------------------------------------------------------------------------------------

                                                                                                    SIX MONTHS
                                                                                                       ENDED        PERIOD
                                                                                                      6/30/01        ENDED
                                                                                                    (UNAUDITED)    12/31/00*
                                                                                                    -----------    ---------
Net asset value, beginning of period ..............................................................  $  10.58      $  10.00
                                                                                                     --------      --------
INCOME/(LOSS)FROM INVESTMENT OPERATIONS:
Net investment income .............................................................................      0.01          0.03
Net realized and unrealized gain/(loss) on investments and foreign currencies .....................     (0.11)         0.65
                                                                                                     --------      --------
Total from investment operations ..................................................................     (0.10)         0.68
                                                                                                     --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..............................................................        --         (0.02)
Distributions from capital gains ..................................................................        --         (0.08)
                                                                                                     --------      --------
Total distributions ...............................................................................        --         (0.10)
                                                                                                     --------      --------
Net asset value, end of period ....................................................................  $  10.48      $  10.58
                                                                                                     ========      ========
Total return ......................................................................................     (0.95)%++      6.81%++
                                                                                                     ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ..............................................................  $188,186      $113,206
Ratio of operating expenses to average net assets .................................................      1.00%+        1.00%+
Ratio of net investment income to average net assets ..............................................      0.30%+        0.60%+
Portfolio turnover rate ...........................................................................        16%           22%




                                                           HARD ASSETS SERIES**
---------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                    6/30/01        ENDED         ENDED         ENDED         ENDED        ENDED
                                                  (UNAUDITED)    12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
                                                  -----------    --------      --------      --------      --------      --------
Net asset value, beginning of period ............. $  11.14      $  11.76      $   9.60      $  15.05      $  17.85      $  15.04
                                                   --------      --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ............................     0.09          0.01          0.12          0.26          0.14          0.05
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............    (0.68)        (0.57)         2.12         (4.73)         0.99          4.92
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations .................    (0.59)        (0.56)         2.24         (4.47)         1.13          4.97
                                                   --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --         (0.05)        (0.08)        (0.26)        (0.13)        (0.07)
Distributions from capital gains .................       --            --            --         (0.72)        (3.80)        (2.09)
Return of capital ................................       --         (0.01)           --            --            --            --
                                                   --------      --------      --------      --------      --------      --------
Total distributions ..............................       --         (0.06)        (0.08)        (0.98)        (3.93)        (2.16)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period ................... $  10.55      $  11.14      $  11.76      $   9.60      $  15.05      $  17.85
                                                   ========      ========      ========      ========      ========      ========
Total return .....................................    (5.30)%++     (4.73)%       23.36%       (29.58)%        6.22%        33.17%
                                                   ========      ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $ 39,884      $ 42,109      $ 40,291      $ 30,530      $ 46,229      $ 43,903
Ratio of operating expenses to average net assets      0.94%+        0.95%         0.96%         1.00%         0.99%         1.00%
Ratio of net investment income to
   average net assets ............................     1.68%+        1.00%         1.07%         1.99%         0.76%         0.34%
Portfolio turnover rate ..........................      123%          207%          204%          178%          124%           96%

------------------
 * The Large Cap Value Series commenced operations on February 1, 2000.
** Prior to January 23, 1997, the Hard Assets Series was named the Natural
   Resources Series. Since March 1, 1999, Baring International Investment Limited has served as Portfolio Manager for the Hard Assets Series. Prior to that date, a different firm served as Portfolio Manager.
 + Annualized
++ Non-annualized

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                     DIVERSIFIED MID-CAP SERIES
---------------------------------------------------------------------------------------------------------------------------

                                                                                                   SIX MONTHS
                                                                                                      ENDED        PERIOD
                                                                                                     6/30/01        ENDED
                                                                                                   (UNAUDITED)    12/31/00*#
                                                                                                   -----------    --------
Net asset value, beginning of period ............................................................... $  9.89       $ 10.00
                                                                                                     -------       -------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ..............................................................................    0.02          0.04
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ..............................................................   (0.35)        (0.13)
                                                                                                     -------       -------
Total from investment operations ...................................................................   (0.33)        (0.09)
                                                                                                     -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............................................................      --         (0.02)
                                                                                                     -------       -------
Net asset value, end of period ..................................................................... $  9.56       $  9.89
                                                                                                     =======       =======
Total return .......................................................................................   (3.34)%++     (0.87)%++
                                                                                                     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................................................... $31,357       $13,834
Ratio of operating expenses to average net assets ..................................................    1.00%+        1.00%+
Ratio of net investment income to average net assets ...............................................    0.75%+        1.70%+
Portfolio turnover rate ............................................................................      49%           20%



                                                                RESEARCH SERIES
-------------------------------------------------------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                             ENDED          YEAR           YEAR         PERIOD
                                                                            6/30/01         ENDED          ENDED         ENDED
                                                                          (UNAUDITED)     12/31/00       12/31/99     12/31/98**#
                                                                          -----------    ----------     ----------    -----------
Net asset value, beginning of period .................................... $    20.95     $    24.81     $    20.31     $  17.75
                                                                          ----------     ----------     ----------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............................................       0.01          (0.01)          0.01         0.02
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................................      (2.73)         (1.25)          4.90         2.56
                                                                          ----------     ----------     ----------     --------
Total from investment operations ........................................      (2.72)         (1.26)          4.91         2.58
                                                                          ----------     ----------     ----------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................................          --         (0.04)         (0.01)       (0.01)
Distributions in excess of net investment income ........................          --            --             --        (0.01)
Distributions from capital gains ........................................          --         (2.56)         (0.40)          --
                                                                          ----------     ----------     ----------     --------
Total distributions .....................................................         --          (2.60)         (0.41)       (0.02)
                                                                          ----------     ----------     ----------     --------
Net asset value, end of period .......................................... $    18.23     $    20.95     $    24.81     $  20.31
                                                                          ==========     ==========     ==========     ========
Total return ............................................................     (12.98)%++      (4.54)%        24.23%       14.54%++
                                                                          ==========     ==========     ==========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................... $1,002,300     $1,147,196     $1,014,656     $613,771
Ratio of operating expenses to average net assets .......................       0.88%+         0.88%          0.91%        0.94%+
Ratio of net investment income/(loss) to average net assets .............       0.14%+        (0.06)%         0.02%        0.23%+
Portfolio turnover rate .................................................          41%           87%            89%          35%

------------------
 * The Diversified Mid-Cap Series commenced operations on October 2, 2000. ** The Research Series commenced operations on August 14, 1998.
 + Annualized
++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                             CAPITAL GROWTH SERIES**
-------------------------------------------------------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                             ENDED          YEAR           YEAR         PERIOD
                                                                            6/30/01         ENDED          ENDED         ENDED
                                                                          (UNAUDITED)     12/31/00       12/31/99     12/31/98*#
                                                                          -----------    ----------     ----------    ----------
Net asset value, beginning of period .................................... $    14.78     $    18.52     $    15.62     $  14.24
                                                                          ----------     ----------     ----------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............................................      (0.03)         (0.07)            --         0.09
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................................      (0.79)         (3.14)          3.96         1.36
                                                                          ----------     ----------     ----------     --------
Total from investment operations ........................................      (0.82)         (3.21)          3.96         1.45
                                                                          ----------     ----------     ----------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................................         --             --          (0.02)       (0.07)
Distributions in excess of net investment income ........................         --             --          (0.01)          --
Distributions from capital gains ........................................         --          (0.53)         (1.03)          --
Return of capital .......................................................         --          (0.00)1           --           --
                                                                          ----------     ----------     ----------     --------
Total distributions .....................................................         --          (0.53)         (1.06)       (0.07)
                                                                          ----------     ----------     ----------     --------
Net asset value, end of period .......................................... $    13.96     $    14.78     $    18.52     $  15.62
                                                                          ==========     ==========     ==========     ========
Total return ............................................................      (5.55)%++     (17.12)%        25.56%       10.19%++
                                                                          ==========     ==========     ==========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................... $  527,369     $  562,549     $  567,628     $298,839
Ratio of operating expenses to average net assets .......................       1.00%+         0.99%          1.05%        1.08%+
Ratio of net investment income/(loss) to average net assets .............      (0.36)%+       (0.45)%         0.00%        1.86%+
Portfolio turnover rate .................................................        115%            59%           185%          92%


                                               CAPITAL APPRECIATION SERIES***
---------------------------------------------------------------------------------------------------------------------------------

                                                  SIX MONTHS
                                                     ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                    6/30/01        ENDED         ENDED         ENDED         ENDED        ENDED
                                                  (UNAUDITED)    12/31/00      12/31/99      12/31/98      12/31/97      12/31/96
                                                  -----------    --------      --------      --------      --------      --------
Net asset value, beginning of period ............. $  16.33      $  20.02      $  18.09      $  17.65      $  15.06      $  13.51
                                                   --------      --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................     0.01          0.001        (0.01)         0.15          0.16          0.16
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............    (1.07)        (3.08)         4.38          2.07          4.19          2.57
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations .................    (1.06)        (3.08)         4.37          2.22          4.35          2.73
                                                   --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --            --         (0.03)        (0.15)        (0.16)        (0.17)
Distributions from capital gains .................       --         (0.61)        (2.41)        (1.63)        (1.60)        (1.01)
                                                   --------      --------      --------      --------      --------      --------
Total distributions ..............................       --         (0.61)        (2.44)        (1.78)        (1.76)        (1.18)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period ................... $  15.27      $  16.33      $  20.02      $  18.09      $  17.65      $  15.06
                                                   ========      ========      ========      ========      ========      ========
Total return .....................................    (6.49)%++    (15.22)%       24.64%        12.68%        28.95%        20.26%
                                                   ========      ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $477,289      $491,555      $411,898      $263,313      $193,986      $148,752
Ratio of operating expenses to average net assets      0.95%+        0.95%         0.96%         0.98%         0.99%         1.00%
Ratio of net investment income/(loss) to average
   net assets ....................................     0.11%+        0.00%1       (0.05)%        0.95%         0.95%         1.12%
Portfolio turnover rate ..........................       24%           62%          126%           64%           51%           64%

------------------
  * The Capital Growth Series commenced operations on August 14, 1998.
 ** Since March 1, 1999, Alliance Capital Management, L.P. has served as
    Portfolio Manager for the Capital Growth Series. Prior to that date, a different firm served as Portfolio Manager. Prior to July 1, 1999, the Capital Growth Series was named the Growth & Income Series.
*** Since April 1, 1999 A I M Capital Management Group, Inc. has served as the
    Portfolio Manager for the Capital Appreciation Series. Prior to that date, a different firm served as Portfolio Manager.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
  1 Less than $0.01.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                            SMALL CAP SERIES**
---------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                   6/30/01        ENDED         ENDED         ENDED         ENDED        ENDED
                                                 (UNAUDITED)    12/31/00      12/31/99      12/31/98      12/31/97      12/31/96*
                                                 -----------    --------      --------      --------      --------      ---------
Net asset value, beginning of period ............ $  10.71      $  23.44      $  16.03      $  13.25      $  12.01      $  10.00
                                                  --------      --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................     0.001         0.04         (0.07)        (0.03)        (0.03)        (0.01)
Net realized and unrealized gain/(loss)
   on investments and foreign currencies ........     0.53         (5.05)         8.17          2.81          1.27          2.02
                                                  --------      --------      --------      --------      --------      --------
Total from investment operations ................     0.53         (5.01)         8.10          2.78          1.24          2.01
                                                  --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............       --         (0.03)           --            --            --            --
Distributions from capital gains ................       --         (7.69)        (0.69)           --            --            --
                                                  --------      --------      --------      --------      --------      --------
Total distributions .............................       --         (7.72)        (0.69)           --            --            --
                                                  --------      --------      --------      --------      --------      --------
Net asset value, end of period .................. $  11.24      $  10.71      $  23.44      $  16.03      $  13.25      $  12.01
                                                  ========      ========      ========      ========      ========      ========
Total return ....................................     5.05%++     (18.17)%       50.61%        20.98%        10.32%        20.10%++
                                                  ========      ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............ $534,815      $461,106      $367,637      $147,696      $ 66,396      $ 34,365
Ratio of operating expenses to average net assets     0.94%+        0.95%         0.96%         0.99%         0.99%         0.99%+
Ratio of net investment income/(loss)
   to average net assets ........................     0.09%+        0.21%        (0.49)%       (0.32)%       (0.34)%       (0.08)%+
Portfolio turnover rate .........................       22%          116%          132%          133%          130%          117%



                                                         MID-CAP GROWTH SERIES
------------------------------------------------------------------------------------------------------------------------------

                                                                          SIX MONTHS
                                                                             ENDED          YEAR           YEAR         PERIOD
                                                                            6/30/01         ENDED          ENDED         ENDED
                                                                          (UNAUDITED)     12/31/00       12/31/99     12/31/98***#
                                                                          -----------    ----------     ----------    ------------
Net asset value, beginning of period .................................... $    18.67   $      29.59     $    18.10     $  15.68
                                                                          ----------     ----------     ----------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ............................................     (0.06)          (0.10)         (0.03)        0.01
Net realized and unrealized gain/(loss) on investments
   and foreign currencies ...............................................     (0.90)           1.43          14.22         2.52
                                                                          ----------     ----------     ----------     --------
Total from investment operations ........................................     (0.96)           1.33          14.19         2.53
                                                                          ----------     ----------     ----------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ....................................         --             --             --        (0.01)
Distributions from capital gains ........................................         --         (12.25)         (2.70)       (0.10)
                                                                          ----------     ----------     ----------     --------
Total distributions .....................................................         --         (12.25)         (2.70)       (0.11)
                                                                          ----------     ----------     ----------     --------
Net asset value, end of period .......................................... $    17.71     $    18.67     $    29.59     $  18.10
                                                                          ==========     ==========     ==========     ========
Total return ............................................................      (5.14)%++       8.18%         79.05%       16.12%++
                                                                          ==========     ==========     ==========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .................................... $1,441,762     $1,461,745     $  781,807     $252,022
Ratio of operating expenses to average net assets .......................       0.88%+         0.88%          0.91%        0.95%+
Ratio of net investment income/(loss) to average net assets .............      (0.67)%+       (0.58)%        (0.21)%       0.15%+
Portfolio turnover rate .................................................         41%           150%           159%          55%

------------------
  * The Small Cap Series commenced operations on January 3, 1996.
 ** Since February 1, 2000, Capital Guardian Trust Co. has served as Portfolio
    Manager for the Small Cap Series. Prior to that date, a different firm served as Portfolio Manager.
*** The Mid-Cap Growth Series commenced operations on August 14, 1998.
  + Annualized
 ++ Non-annualized
  # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
  1 Less than $0.01.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                       STRATEGIC EQUITY SERIES*
---------------------------------------------------------------------------------------------------------------------------------

                                                 SIX MONTHS
                                                    ENDED         YEAR          YEAR          YEAR          YEAR         YEAR
                                                   6/30/01        ENDED         ENDED         ENDED         ENDED        ENDED
                                                 (UNAUDITED)    12/31/00      12/31/99      12/31/98      12/31/97      12/31/96#
                                                 -----------    --------      --------      --------      --------      ---------
Net asset value, beginning of period ............. $  16.72      $  19.95      $  12.82      $  13.63      $  11.68      $  10.01
                                                   --------      --------      --------      --------      --------      --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) .....................    (0.03)        (0.02)        (0.03)         0.16          0.20          0.23
Net realized and unrealized gain/(loss) on
   investments and foreign currencies ............    (1.62)        (2.52)         7.24         (0.07)         2.49          1.71
                                                   --------      --------      --------      --------      --------      --------
Total from investment operations .................    (1.65)        (2.54)         7.21          0.09          2.69          1.94
                                                   --------      --------      --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income .............       --            --         (0.02)        (0.16)        (0.19)        (0.14)
Distributions from capital gains .................       --         (0.69)        (0.06)        (0.59)        (0.55)        (0.13)
Distributions in excess of capital gains .........       --            --            --         (0.15)           --            --
                                                   --------      --------      --------      --------      --------      --------
Total distributions ..............................       --         (0.69)        (0.08)        (0.90)        (0.74)        (0.27)
                                                   --------      --------      --------      --------      --------      --------
Net asset value, end of period ................... $  15.07      $  16.72      $  19.95      $  12.82      $  13.63      $  11.68
                                                   ========      ========      ========      ========      ========      ========
Total return .....................................    (9.87)%++    (12.45)%       56.24%         0.84%        23.16%        19.39%
                                                   ========      ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............. $323,266      $374,614      $205,799      $ 73,261      $ 51,789      $ 30,423
Ratio of operating expenses to average net assets      0.95%+        0.95%         0.96%         0.99%         0.99%         1.00%
Ratio of net investment income/(loss)
   to average net assets .........................    (0.44)%+      (0.19)%       (0.14)%        1.46%         1.88%         2.05%
Portfolio turnover rate ..........................      104%          219%          176%          139%          105%          133%



                            SPECIAL SITUATIONS SERIES
--------------------------------------------------------------------------------------------------------------

                                                                                     SIX MONTHS
                                                                                        ENDED        PERIOD
                                                                                       6/30/01        ENDED
                                                                                     (UNAUDITED)   12/31/00**#
                                                                                     -----------   -----------
Net asset value, beginning of period ................................................ $  8.91        $10.00
                                                                                      -------        ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...............................................................    0.01          0.04
Net realized and unrealized loss on
   investments and foreign currencies ...............................................   (0.22)        (1.12)
                                                                                      -------        ------
Total from investment operations ....................................................   (0.21)        (1.08)
                                                                                      -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income ................................................      --         (0.01)
Distributions from capital gains ....................................................      --          0.001
                                                                                      -------        ------
Total distributions .................................................................      --         (0.01)
                                                                                      -------        ------
Net asset value, end of period ...................................................... $  8.70        $ 8.91
                                                                                      =======        ======
Total return ........................................................................   (2.36)%++    (10.80)%++
                                                                                      =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ................................................ $20,222        $8,125
Ratio of operating expenses to average net assets ...................................    1.10%+        1.10%+
Ratio of net investment income to average net assets ................................    0.64%+        1.92%+
Portfolio turnover rate .............................................................      43%           12%

------------------
 * Since March 1, 1999 A I M Capital Management Group, Inc. has served as Portfolio Manager for the Strategic Equity Series. Prior to that date, a different firm served as Portfolio Manager.
** The Special Situations Series commenced operations on October 2, 2000.
 + Annualized
++ Non-annualized
 # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.
 1 Less than $0.01

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                                                                GROWTH SERIES**
-----------------------------------------------------------------------------------------------------------------------

                                                                  SIX MONTHS
                                                                     ENDED          YEAR           YEAR        PERIOD
                                                                    6/30/01         ENDED          ENDED        ENDED
                                                                  (UNAUDITED)     12/31/00       12/31/99     12/31/98*#
                                                                  -----------    ----------     ----------    ---------
Net asset value, beginning of period ............................ $    19.78     $    27.49     $    15.62     $  13.63
                                                                  ----------     ----------     ----------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................................       0.01           0.29          (0.03)       (0.03)
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .......................................      (3.46)         (6.43)         12.23         2.02
                                                                  ----------     ----------     ----------     --------
Total from investment operations ................................      (3.45)         (6.14)         12.20         1.99
                                                                  ----------     ----------     ----------     --------
LESS DISTRIBUTIONS:
Net investment income/(loss) ....................................         --          (0.34)            --           --
Distributions from capital gains ................................         --          (1.23)         (0.33)          --
Return of capital ...............................................         --          (0.00)1           --           --
                                                                  ----------     ----------     ----------     --------
Total distributions .............................................         --          (1.57)         (0.33)          --
                                                                  ----------     ----------     ----------     --------
Net asset value, end of period .................................. $    16.33     $    19.78     $    27.49     $  15.62
                                                                  ==========     ==========     ==========     ========
Total return ....................................................     (17.44)%++     (21.99)%        78.13%       14.60%++
                                                                  ==========     ==========     ==========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................ $1,376,455     $1,638,875     $1,416,872     $231,216
Ratio of operating expenses to average net assets ...............       1.00%+         0.99%          1.04%        1.09%+
Ratio of net investment income/(loss) to average net assets .....       0.15%+         0.19%         (0.40)%      (0.58)%+
Portfolio turnover rate .........................................         38%            60%           116%          88%


                                                   DEVELOPING WORLD SERIES****
---------------------------------------------------------------------------------------------------------------------------

                                                                  SIX MONTHS
                                                                     ENDED          YEAR           YEAR        PERIOD
                                                                    6/30/01         ENDED          ENDED        ENDED
                                                                  (UNAUDITED)     12/31/00       12/31/99     12/31/98*#
                                                                  -----------    ----------     ----------    ---------
Net asset value, beginning of period ............................ $     7.59     $    11.56     $     7.37     $  10.00
                                                                  ----------     ----------     ----------     --------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ....................................       0.08          (0.05)          0.08         0.04
Net realized and unrealized gain/(loss) on investments
   and foreign currencies .......................................      (0.30)         (3.86)          4.44        (2.67)
                                                                  ----------     ----------     ----------     --------
Total from investment operations ................................      (0.22)         (3.91)          4.52        (2.63)
                                                                  ----------     ----------     ----------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ............................         --             --          (0.10)          --
Distributions in excess of net investment income ................         --             --          (0.03)          --
Distributions from capital gains ................................         --          (0.06)         (0.20)          --
                                                                  ----------     ----------     ----------     --------
Total distributions .............................................         --          (0.06)         (0.33)          --
                                                                  ----------     ----------     ----------     --------
Net asset value, end of period .................................. $     7.37     $     7.59     $    11.56     $   7.37
                                                                  ==========     ==========     ==========     ========
Total return ....................................................      (2.90)%++     (33.79)%        61.66%      (26.27)%++
                                                                  ==========     ==========     ==========     ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ............................ $   94,583     $   60,541     $   62,616     $  8,797
Ratio of operating expenses to average net assets ...............       1.75%+         1.75%          1.75%        1.83%+
Ratio of net investment income/(loss) to average net assets .....       2.46%+        (0.39)%         0.85%        0.69%+
Portfolio turnover rate .........................................         97%           130%           135%          67%

------------------
   * The Growth Series commenced operations on August 14, 1998.
  ** Since March 1, 1999, Janus Capital Corporation has served as Portfolio
     Manager for the Growth Series. Prior to that date, a different firm served as Portfolio Manager. Along with this change was a name change from the Value + Growth Series to the Growth Series.
 *** The Developing World Series commenced operations on February 18, 1998.
**** Since March 1, 1999, Baring International Investment Limited has served as
     Portfolio Manager for the Developing World Series. Prior to that date, a different firm served as Portfolio Manager.
   + Annualized
  ++ Non-annualized
   # Per share numbers have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

                       See Notes to Financial Statements.

    FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period.


                    INTERNET TOLLKEEPER[SERVICE MARK] SERIES
-----------------------------------------------------------------------------------------------------------

                                                                                                  PERIOD
                                                                                                   ENDED
                                                                                                 6/30/01*
                                                                                                (UNAUDITED)
                                                                                                -----------
Net asset value, beginning of period ...........................................................  $10.00
                                                                                                  ------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) ...................................................................   (0.02)
Net realized and unrealized gain/(loss) on investments and foreign currencies ..................   (0.20)
                                                                                                  ------
Total from investment operations ...............................................................   (0.22)
                                                                                                  ------
Net asset value, end of period .................................................................  $ 9.78
                                                                                                  ======
Total return ...................................................................................   (2.20)%++
                                                                                                  ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................................................  $6,046
Ratio of operating expenses to average net assets ..............................................    1.85%+
Ratio of net investment loss to average net assets .............................................   (1.50)%+
Portfolio turnover rate ........................................................................       1%

------------------
 * The Internet Tollkeeper[SERVICE MARK] Series commenced operations on May 1, 2001.
 +  Annualized
++  Non-annualized


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CERTIFICATES OF DEPOSIT -- 19.4%
$10,000,000   Abbey National Plc,
               4.520% due 04/17/2002 ............. $  9,993,798
 10,000,000   ABN-Amro Australia Ltd,
               4.880% due 09/07/2001 .............    9,999,803
  5,000,000   Bank One NA Illinois,
               4.100% due 05/06/2002 .............    5,000,000
              Barclays Bank Plc, NY:
  6,000,000    4.290% due 04/25/2002 .............    5,996,019
 10,000,000    5.290% due 12/10/2001 .............   10,002,509
  5,000,000    5.320% due 10/09/2001 .............    5,000,925
 14,000,000   Canadian Imperial Bank, NY,
               5.190% due 02/20/2002 .............   14,000,000
              Chase Manhatten Bank, NA:
 10,000,000    3.880% due 08/31/2001 .............   10,000,000
  5,000,000    3.970% due 07/23/2001 .............    5,000,000
 10,000,000   Credit Suisse First Boston, NY,
               3.970% due 08/14/2001 .............    9,999,021
              Deutsche Bank NY:
  5,000,000    3.650% due 09/21/2001 .............    5,000,000
 16,000,000    6.890% due 08/20/2001 .............   16,011,621
  5,000,000   Lloyds TSB Bank Plc,
               5.200% due 01/25/2002 .............    5,002,468
 15,000,000   National Australia Bank,
               4.610% due 07/12/2001 .............   15,000,045
              Southtrust Bank, NA:
  8,000,000    4.230% due 09/04/2001 .............    8,000,142
 15,000,000    4.770% due 07/16/2001 .............   15,000,408
  9,000,000   UBS Stamford AG, (CT),
               6.350% due 12/07/2001 .............    9,000,000
                                                   ------------
              Total Certificates Of Deposit
               (Cost $158,006,759) ...............  158,006,759
                                                   ------------
CORPORATE DEBT SECURITIES -- 18.3%
   COMMUNICATIONS -- 4.4%
  8,000,000   AT&T Corporation,
               3.980%+++ due 07/19/2001 ..........    8,000,000
              BellSouth Telecommunications, Inc.:
  5,000,000    3.970%+++ due 09/05/2001 ..........    5,000,000
 10,000,000    4.287% due 04/26/2002** ...........    9,998,932
              SBC Communications, Inc.:
  8,000,000    3.874%+++ due 07/14/2001** ........    8,000,000
  5,000,000    4.250% due 06/05/2002** ...........    5,000,000
                                                   ------------
                                                     35,998,932
                                                   ------------
   DEPOSITORY INSTITUTIONS -- 8.4%
              Bank of America Corporation:
 13,750,000    3.957%+++ due 09/18/2001 ..........   13,781,582
 10,000,000    7.350% due 04/03/2002 .............   10,179,772
              Bank One NA Illinois:
  6,000,000    4.130%+++ due 07/02/2001 ..........    5,999,701
  5,000,000    5.120% due 02/08/2002 .............    5,000,000
  5,000,000    6.600% due 10/24/2001 .............    5,000,000
  5,000,000   Bank of America NA,
               5.900% due 07/05/2001 .............    5,000,000
              Chase Manhatten Corporation:
 10,000,000    4.135%+++ due 08/22/2001 ..........   10,008,944
  5,000,000    4.218%+++ due 09/10/2001 ..........    5,008,648
  8,000,000   Citicorp, Inc.,
               9.500% due 02/01/2002 .............    8,206,658
                                                   ------------
                                                     68,185,305
                                                   ------------



  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

   PERSONAL CREDIT INSTITUTIONS-- 2.5%
$10,000,000   Associates Corporation North America,
               4.155% due 08/22/2001 ............. $ 10,011,459
  2,500,000   General Motors Acceptance Corporation,
               4.350% due 07/27/2001 .............    2,500,813
  8,000,000   Household Finance Corporation,
               4.775%+++ due 07/20/2001 ..........    7,999,578
                                                   ------------
                                                     20,511,850
                                                   ------------
   SECURITY BROKERS-- 3.0%
              Merrill Lynch & Company, Inc.:
  2,500,000    3.921%+++ due 07/31/2001 ..........    2,504,002
  7,000,000    4.300% due 04/24/2002 .............    7,000,000
  5,000,000    4.390%+++ due 07/27/2001 ..........    5,004,188
  5,000,000    6.690% due 11/13/2001 .............    5,000,000
  5,000,000    7.250% due 07/26/2002 .............    5,173,646
                                                   ------------
                                                     24,681,836
                                                   ------------
              Total Corporate Debt Securities
               (Cost $149,377,923) ...............  149,377,923
                                                   ------------
COMMERCIAL PAPER -- 37.0%
   ASSET BACKED SECURITIES -- 18.4%
 10,000,000   Ciesco LP,
               3.840%++ due 08/03/2001 ...........    9,964,800
              Delaware Funding Corporation:
 10,000,000    3.790%++ due 07/19/2001 ...........    9,981,050
  7,000,000    3.940%++ due 07/13/2001 ...........    6,990,807
              Enterprise Funding Corporation:
  7,049,000    3.750%++ due 07/31/2001 ...........    7,026,972
 10,000,000    3.770%++ due 07/23/2001 ...........    9,976,961
 10,000,000    3.880%++ due 07/25/2001 ...........    9,974,133
              Park Avenue Receivables:
 10,000,000    3.720%++ due 07/25/2001 ...........    9,975,200
  8,000,000    3.830%++ due 07/18/2001 ...........    7,985,531
              Preferred Receivables Funding:
 10,000,000    3.650%++ due 08/06/2001 ...........    9,963,500
  7,700,000    3.780%++ due 07/26/2001 ...........    7,679,787
 10,000,000    3.900%++ due 07/17/2001 ...........    9,982,667
 10,000,000    3.980%++ due 07/10/2001 ...........    9,990,050
              Windmill Funding Corporation:
 10,000,000    3.620%++ due 09/17/2001 ...........    9,921,567
 10,000,000    3.780%++ due 08/10/2001 ...........    9,958,000
 10,000,000    3.790%++ due 07/27/2001 ...........    9,972,628
 10,000,000    4.030%++ due 07/02/2001 ...........    9,998,881
                                                   ------------
                                                    149,342,534
                                                   ------------
   CHEMICALS-- 0.6%
  5,000,000   Bayer Corporation,
               4.780% due 03/19/2002 .............    4,998,963
                                                   ------------
   COMMUNICATIONS -- 2.5% SBC Communications, Inc.:
 10,000,000    3.680%++ due 07/24/2001 ...........    9,976,489
 10,000,000    3.970%++ due 07/03/2001 ...........    9,997,794
                                                   ------------
                                                     19,974,283
                                                   ------------
   DEPOSITORY INSTITUTIONS -- 1.7%
              Abbey National NA:
  6,000,000    5.210% due 02/20/2002 .............    5,999,630
  8,000,000    5.730%++ due 07/03/2001 ...........    7,997,453
                                                   ------------
                                                     13,997,083
                                                   ------------
   FOOD AND KINDRED PRODUCTS-- 0.6%
  5,000,000   Unilever Capital Corporation,
               3.970%++ due 09/07/2001 ...........    5,000,000
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               LIQUID ASSET SERIES

                            JUNE 30, 2001 (UNAUDITED)

  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

COMMERCIAL PAPER -- (CONTINUED)
   INSURANCE -- 1.2%
$10,000,000   Aegon Funding Corporation,
               4.000%++ due 08/14/2001 ........... $  9,951,111
                                                   ------------
   MANUFACTURING -- 1.7%
 13,950,000   Caterpillar Finance Services Corporation,
               3.900%++ due 08/07/2001 ...........   13,894,084
                                                   ------------
   MISCELLANEOUS BUSINESS CREDIT INSTITUTIONS -- 2.0%
              Verizon Global Funding:
  6,500,000    3.900%++ due 07/19/2001 ...........    6,487,325
 10,000,000    3.920% due 09/15/2001^ ............   10,000,482
                                                   ------------
                                                     16,487,807
                                                   ------------
   PERSONAL CREDIT INSTITUTIONS -- 7.1%
              America Express Credit:
 10,000,000    3.670%++ due 07/18/2001 ...........    9,982,669
  5,000,000    3.970%++ due 07/09/2001 ...........    4,995,589
              Ford Motor Credit Company:
 10,000,000    3.720%++ due 08/23/2001 ...........    9,945,233
  7,750,000    3.980%++ due 07/06/2001 ...........    7,745,716
 10,000,000   General Electric Capital Corporation,
               3.650%++ due 08/01/2001 ...........    9,968,569
 10,000,000   Household International,
               3.770%++ due 08/08/2001 ...........    9,960,206
  5,000,000   UBS Finance LLC, (DE),
               3.950%++ due 08/06/2001 ...........    4,980,250
                                                   ------------
                                                     57,578,232
                                                   ------------
   PRINTING/PUBLISHING-- 1.2%
 10,000,000   Gannett Company,
               3.950%++ due 07/11/2001 ...........    9,989,028
                                                   ------------
              Total Commercial Paper
               (Cost $301,213,125) ...............  301,213,125
                                                   ------------


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

REPURCHASE AGREEMENTS -- 25.0%
$70,000,000   Agreement with Goldman Sachs Group,
               Inc.,4.060% dated 06/29/2001 to be
               repurchased at $70,023,683 on
               07/02/2001, collaterized by
               $74,110,000 U.S Treasury Strips,
               Federal Farm Credit Bank, Federal
               Home Loan Bank, Federal Home Loan
               Mortgage Corporation and Federal
               National Mortgage Association
               Notes, 4.750% to 7.875% due
               07/16/2001 to 11/15/2027
               (market value $73,033,829) ........ $ 70,000,000
 65,904,000   Agreement with Morgan Stanley Dean
               Witter & Company, 4.040% dated
               06/29/2001 to be repurchased at
               $65,926,188 on 07/02/2001,
               collaterized by $69,190,000
               Federal National Mortgage
               Association, 0.000% due 04/01/2002
               (market value $67,225,004) ........   65,904,000
 68,000,000   Agreement with Salomon Smith Barney,
               Inc., 4.050% dated 06/29/2001 to be
               repurchased at $68,022,950 on
               07/02/2001, collaterized by
               $67,015,000 Federal National
               Mortgage Association, 5.750% to
               6.750% due 04/15/2008 to 09/15/2029
               (market value $68,396,748) ........   68,000,000
                                                   ------------
              Total Repurchase Agreements
               (Cost $203,904,000)                  203,904,000
                                                   ------------
TOTAL INVESTMENTS (COST $812,501,807*) ..  99.7%   $812,501,807
OTHER ASSETS AND LIABILITIES (NET) ......   0.3       2,278,828
                                           ----    ------------
NET ASSETS .............................. 100.0%   $814,780,635
                                          =====    ============
 ------------------------------
   * Aggregate cost for Federal tax purposes.
  ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ++ Annualized yield at date of purchase.
 +++ Varible Rate Note. Rate shown is effect of 06/30/2001.
   ^ Illiquid security.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS -- 46.9%
   AEROSPACE/DEFENSE -- 1.9%
$ 3,000,000   Northrop Grumman Corporation,
               8.625% due 10/15/2004 ............. $  3,206,184
  2,500,000   Raytheon Company,
               7.900% due 03/01/2003 .............    2,563,770
                                                   ------------
                                                      5,769,954
                                                   ------------
   AIRLINES-- 0.7%
  2,000,000   Delta Air Lines, Inc.,
               7.779% due 11/18/2005 .............    2,085,510
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 4.0%
  3,000,000   AOL Time Warner, Inc.,
               6.125% due 04/15/2006 .............    3,004,350
  3,000,000   Clear Channel Communications, Inc.,
               7.250% due 09/15/2003 .............    3,101,430
  3,000,000   Comcast Cable Communications,
               6.375% due 01/30/2006 .............    3,022,611
  3,000,000   News America Holdings, Inc.,
               8.500% due 02/15/2005 .............    3,192,522
                                                   ------------
                                                     12,320,913
                                                   ------------
   BUILDING/CONSTRUCTION -- 0.7%
  2,000,000   Masco Corporation,
               6.000% due 05/03/2004 .............    1,997,546
                                                   ------------
   COMMUNICATIONS -- 3.3%
  3,000,000   France Telecom S.A.,
               7.200% due 03/01/2006** ...........    3,087,072
  2,000,000   Sprint Capital Corporation,
               7.125% due 01/30/2006 .............    2,019,398
  2,000,000   Telecomunicaciones de Puerto Rico,
               6.150% due 05/15/2002 .............    2,013,934
  1,000,000   Telefonica Europe BV,
               7.350% due 09/15/2005 .............    1,041,142
  2,000,000   Worldcom, Inc.,
               6.500% due 05/15/2004 .............    2,004,984
                                                   ------------
                                                     10,166,530
                                                   ------------
   FINANCE, INSURANCE AND REAL ESTATE -- 14.5%
  3,000,000   AIG SunAmerica Global Financing V,
               5.200% due 05/10/2004** ...........    3,006,609
  2,000,000   Boeing Capital Corporation,
               7.100% due 09/27/2005 .............    2,101,508
  2,000,000   Capital One Bank,
               6.875% due 02/01/2006 .............    1,954,300
  2,000,000   Citigroup, Inc.,
               6.750% due 12/01/2005 .............    2,069,176
  3,000,000   Countrywide Home Loans, Inc.,
               6.850% due 06/15/2004 .............    3,091,827
  2,000,000   FleetBoston Financial Corporation,
               7.250% due 09/15/2005 .............    2,097,904
  2,000,000   Ford Motor Credit Company,
               6.875% due 02/01/2006 .............    2,028,160
  3,000,000   General Electric Capital Corporation,
               6.700% due 10/01/2002 .............    3,081,675
  2,000,000   Goldman Sachs Group, Inc.,
               7.625% due 08/17/2005 .............    2,116,326
  2,850,000   HRPT Properties Trust,
               6.875% due 08/26/2002 .............    2,882,162
  2,000,000   Merrill Lynch & Company,
               7.080% due 10/03/2005 .............    2,076,200
  3,000,000   Morgan Stanley Dean Witter & Company,
               6.100% due 04/15/2006 .............    3,000,495


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

   FINANCE, INSURANCE AND REAL ESTATE -- (CONTINUED)
$ 2,000,000   NiSource Finance Corporation,
               7.625% due 11/15/2005 ............. $  2,090,816
  1,500,000   Northern Trust Capital I,
               5.329%+++ due 01/15/2027 ..........    1,384,194
    350,000   Paine Webber Group, Inc.,
               5.471%+++ due 09/20/2001 ..........      351,204
  3,000,000   PNC Funding Corporation,
               7.000% due 09/01/2004 .............    3,101,541
  3,000,000   Simon Property Group, Inc.,
               6.750% due 02/09/2004 .............    3,004,440
  3,000,000   Washington Mutual, Inc.,
               7.500% due 08/15/2006 .............    3,163,017
  2,000,000   Wells Fargo Financial, Inc.,
               5.450% due 05/03/2004 .............    2,006,216
                                                   ------------
                                                     44,607,770
                                                   ------------
   HOTELS/RESORTS -- 2.7%
  1,000,000   Harrahs Operating Company, Inc.,
               7.125% due 06/01/2007** ...........      992,058
  3,000,000   Hilton Hotels,
               7.375% due 06/01/2002 .............    3,037,545
  3,000,000   Marriott International,
               8.125% due 04/01/2005 .............    3,175,767
  1,000,000   MGM Mirage, Inc.,
               6.950% due 02/01/2005 .............      998,410
                                                   ------------
                                                      8,203,780
                                                   ------------
   MANUFACTURING -- 4.0%
  2,000,000   Caterpillar Financial Services Corporation,
               6.875% due 08/01/2004 .............    2,081,014
  1,000,000   Delphi Auto Systems Corporation,
               6.550% due 06/15/2006 .............    1,002,186
  3,000,000   Ingersoll-Rand Company,
               5.750% due 02/14/2003 .............    3,024,216
  3,000,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% due 05/15/2003 .............    3,042,903
  3,000,000   Tyco International Group S.A.,
               6.375% due 02/15/2006 .............    3,030,120
                                                   ------------
                                                     12,180,439
                                                   ------------
   OIL AND GAS -- 2.9%
  3,680,000   El Paso Natural Gas Corporation,
               6.750% due 11/15/2003 .............    3,762,498
  3,000,000   Louis Dreyfus Natural Gas Corporation,
               9.250% due 06/15/2004 .............    3,210,114
  2,000,000   Williams Companies, Inc.,
               6.500% due 11/15/2002 .............    2,030,668
                                                   ------------
                                                      9,003,280
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.7%
  2,000,000   Georgia-Pacific Corporation,
               7.500% due 05/15/2006 .............    2,012,292
  3,000,000   International Paper Company,
               8.000% due 07/08/2003 .............    3,139,842
                                                   ------------
                                                      5,152,134
                                                   ------------
   RETAIL -- 2.6%
  2,000,000   The Gap, Inc.,
               5.625% due 05/01/2003 .............    2,011,584
  3,000,000   Safeway, Inc.,
               6.150% due 03/01/2006 .............    2,986,503
  2,675,000   Wal-Mart Stores, Inc.,
               7.500% due 05/15/2004 .............    2,847,489
                                                   ------------
                                                      7,845,576
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS -- (CONTINUED)
   SERVICES -- 1.3%
$ 3,000,000   Canadian Pacific Ltd.,
               6.875% due 04/15/2003 ............. $  3,072,138
  1,000,000   FedEx Corporation,
               6.625% due 02/12/2004 .............    1,020,167
                                                   ------------
                                                      4,092,305
                                                   ------------
   UTILITIES-- 5.8%
  3,000,000   Alabama Power Company,
               7.125% due 08/15/2004 .............    3,113,181
  2,000,000   Dominion Resources, Inc.,
               7.600% due 07/15/2003 .............    2,084,336
  2,565,000   Duke Energy Field Services Corporation,
               7.500% due 08/16/2005 .............    2,664,430
  3,000,000   Kinder Morgan, Inc.,
               6.650% due 03/01/2005 .............    3,033,069
  2,000,000   Progress Energy, Inc.,
               6.550% due 03/01/2004 .............    2,039,790
  2,000,000   PSEG Power LLC,
               6.875% due 04/15/2006** ...........    2,016,230
  3,000,000   Sempra Energy,
               6.800% due 07/01/2004 .............    2,995,800
                                                   ------------
                                                     17,946,836
                                                   ------------
   WASTE MANAGEMENT-- 0.8%
  2,500,000   Waste Management, Inc.,
               7.000% due 10/01/2004 .............    2,546,145
                                                   ------------
              Total Corporate Bonds
               (Cost $141,815,294) ...............  143,918,718
                                                   ------------
ASSET BACKED SECURITIES -- 2.7%
    703,899   Coast-Plymouth Tax Lein Capital, LLC,
               6.950% due 11/15/2004**^ ..........      703,899
  1,502,636   Garanti Trade Payment Rights Master
               Trust,
               10.810% due 06/15/2004**^ .........    1,497,283
  2,000,000   Green Tree Home Equity Loan Trust,
               5.980% due 04/15/2018 .............    2,029,747
  2,000,000   Honda Auto Lease Trust,
               6.650% due 07/15/2005 .............    2,035,550
  1,625,979   Onyx Acceptance Owner Trust,
               6.820% due 11/15/2003 .............    1,648,472
    300,348   Provident Auto Lease Trust,
               6.555% due 01/14/2002**^ ..........      300,630
                                                   ------------
              Total Asset Backed Securities
               (Cost $8,132,016) .................    8,215,581
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%#
   (Cost $169,196)
    170,661   CMC Securities Corporation,
               6.000% due 11/25/2008 .............      170,336
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 14.7%
   FEDERAL HOME LOAN BANK (FHLB) -- 2.6%
  3,000,000    4.875% due 04/16/2004 .............    2,990,241
  5,000,000    5.250% due 02/13/2004 .............    5,036,870
                                                   ------------
                                                      8,027,111
                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 5.5% 11,000,000 4.750% due 03/15/2003 to 03/15/2004 10,991,197
  2,000,000    5.250% due 01/15/2006 .............    1,980,956
     99,288    6.500% due 04/01/2011 .............       99,754
  3,000,000    7.375% due 05/15/2003 .............    3,146,919
    163,350    7.500% due 04/01/2011 .............      168,403



  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (FHLMC) -- (CONTINUED)
   $  2,966    7.875% due 03/01/2002 ............. $      3,044
     68,940    7.921% due 07/01/2001 .............       70,269
    118,346    8.000% due 09/01/2026 .............      122,266
    326,023    9.000% due 09/01/2024 to 01/01/2025      341,815
                                                   ------------
                                                     16,924,623
                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION (GOLD)
    (FGLMC) -- 0.8%
  1,461,890    6.000% due 06/01/2011 to 04/01/2013    1,440,776
    607,046    6.500% due 11/01/2010 to 03/01/2013      609,891
    305,277    7.000% due 10/01/2010 .............      311,478
                                                   ------------
                                                      2,362,145
                                                   ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-- 5.0%
  5,000,000    5.250% due 06/15/2006 .............    4,937,880
  4,136,205    6.000% due 12/15/2005 to 04/01/2013    4,183,172
  1,347,133    6.500% due 04/01/2011 to 04/01/2013    1,351,763
  4,000,000    7.000% due 07/15/2005 .............    4,243,988
    335,667    7.500% due 08/01/2027 .............      342,905
    191,654    8.000% due 04/01/2025 .............      198,302
     67,439    8.277% due 07/01/2001 .............       69,525
     95,781    8.500% due 03/01/2004 to 12/01/2025       99,537
                                                   ------------
                                                     15,427,072
                                                   ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 0.8%
    880,598    6.000% due 12/15/2008 to 04/15/2013      873,444
    271,899    6.500% due 02/15/2013 .............      274,703
    504,572    7.500% due 01/15/2024 to 07/15/2027      518,132
    472,367    8.000% due 05/15/2017 to 07/15/2017      489,934
     94,120    8.500% due 07/15/2026 .............       98,385
     42,125    9.000% due 12/15/2026 .............       44,218
    113,577    9.500% due 09/15/2016 to 07/15/2021      119,575
     19,134    10.000% due 02/15/2016 to 04/15/2020      20,043
                                                   ------------
                                                      2,438,434
                                                   ------------
              Total U.S. Government Agency
                Obligations
               (Cost $44,966,393) ................   45,179,385
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 33.2%
   U.S. TREASURY NOTES -- 33.2%
 15,670,000    4.250% due 03/31/2003 to 11/15/2003   15,613,169
  3,500,000    4.625% due 05/15/2006 .............    3,452,971
 10,500,000    5.250% due 08/15/2003 to 05/15/2004   10,690,997
  4,000,000    5.375% due 06/30/2003 .............    4,083,396
 15,000,000    5.500% due 02/28/2003 to 05/31/2003   15,325,191
  4,000,000    5.625% due 12/31/2002 to 02/15/2006    4,103,594
  4,020,000    5.750% due 04/30/2003 to 11/15/2005    4,129,685
  7,000,000    5.875% due 02/15/2004 to 11/15/2004    7,238,312
 12,000,000    6.000% due 09/30/2002 to 08/15/2004   12,416,712
 11,000,000    6.250% due 06/30/2002 to 02/15/2003   11,312,831
  7,510,000    6.750% due 05/15/2005 .............    7,998,743
  5,000,000    7.500% due 02/15/2005 .............    5,442,925
                                                   ------------
                                                    101,808,526
                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $101,019,896) ...............  101,808,526
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                          LIMITED MATURITY BOND SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

REPURCHASE AGREEMENT -- 1.0%
   (Cost $3,033,000)
$ 3,033,000   Agreement with Goldman Sachs
               Group, Inc., 4.060% dated
               06/29/2001 to be repurchased at
               $3,034,026 on 07/02/2001,
               collaterized by $3,084,000,
               Federal National Mortgage
               Association, 5.570% due
               04/04/2005 (market value
               $3,094,609) ....................... $  3,033,000
                                                   ------------
TOTAL INVESTMENTS (COST $299,135,795*) ...  98.5%   302,325,546
OTHER ASSETS AND LIABILITIES (NET) .......   1.5      4,573,305
                                           -----   ------------
NET ASSETS ............................... 100.0%  $306,898,851
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
+++ Floating rate security. Rate shown is in effect at 6/30/2001.
  ^ Illiquid security.
  # Amount is less than 0.1%.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                CORE BOND SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS -- 4.0%
   FINANCIAL SERVICES -- 3.1%
 $  500,000   Bear Stearns Company, Inc.,
               4.676%+++ due 05/24/2004 .......... $    500,317
    500,000   Ford Motor Credit Company,
               4.068%+++ due 03/17/2003 ..........      497,920
    500,000   General Motors Acceptance Corporation,
               4.260%+++ due 11/12/2002 ..........      499,341
    300,000   Heller Financial, Inc.,
               4.740%+++ due 10/22/2001 ..........      300,177
                                                   ------------
                                                      1,797,755
                                                   ------------
   UTILITIES -- 0.9%
    500,000   Commonwealth Edison Company,
               7.375% due 09/15/2002 .............      512,667
                                                   ------------
              Total Corporate Bonds
               (Cost $2,312,461) .................    2,310,422
                                                   ------------
ASSET BACKED SECURITIES -- 2.6%
    500,000   Bayview Financial Acquisition Trust,
               4.195%+++ due 11/25/2030, STEP** ..      502,188
    500,000   Bear Stearns Asset Backed Securities,
               Inc.,
               4.410%+++ due 10/25/2034, STEP** ..      500,000
    500,000   FNF Funding X LLC,
               5.650% due 01/20/2007**^ ..........      500,000
                                                   ------------
              Total Asset Backed Securities
               (Cost $1,499,689) .................    1,502,188
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.6%
    500,000   G-Wing Ltd.,
               6.500%+++ due 11/06/2011**^ .......      500,000
    490,618   Nomura Asset Acceptance Corporation,
               7.000% due 02/19/2030**^ ..........      497,211
    490,188   Washington Mutual,
               6.605%+++ due 10/19/2039** ........      493,107
                                                   ------------
              Total Collateralized Mortgage
               Obligations
               (Cost $1,491,673) .................    1,490,318
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 79.6%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 21.6%
 10,000,000    3.540%++ due 11/16/2001 ...........    9,861,100
  2,100,000    3.820%++ due 07/18/2001 ...........    2,095,989
    127,866    4.450%+++ due 06/15/2020 ..........      127,366
    405,058    8.028%+++ due 06/01/2024 ..........      417,524
                                                   ------------
                                                     12,501,979
                                                   ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 54.5%
  5,000,000    5.500% due 07/19/2016, TBA ........    4,823,438
 22,000,000    6.000% due 07/16/2031, TBA ........   21,109,688
    500,000    6.200% due 08/23/2031, TBA ........      500,484
  5,000,000    6.625% due 11/15/2010 .............    5,182,405
                                                   ------------
                                                     31,616,015
                                                   ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 3.5%
  2,000,000    7.500% due 07/24/2031, TBA ........    2,050,938
                                                   ------------
              Total U.S. Government Agency
               Obligations
               (Cost $46,486,101) ................   46,168,932
                                                   ------------

U.S. TREASURY OBLIGATIONS -- 41.3%
   U.S. TREASURY BONDS -- 3.7%
$ 1,600,000    9.250% due 02/15/2016 .............  $ 2,136,173
                                                   ------------
   U.S. TREASURY INFLATION INDEXED NOTES -- 9.1%
  2,010,000    3.500% due 01/15/2011 .............    2,050,720
  2,875,000    3.875% due 01/15/2009 .............    3,203,015
                                                   ------------
                                                      5,253,735
                                                   ------------
   U.S. TREASURY NOTES -- 28.5%
  2,000,000    6.000% due 08/15/2009 .............    2,080,490
  1,500,000    6.125% due 08/15/2007 .............    1,575,327
  2,000,000    6.500% due 02/15/2010 .............    2,149,218
 10,000,000    6.625% due 05/15/2007 .............   10,746,490
                                                   ------------
                                                     16,551,525
                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $23,817,320) ................   23,941,433
                                                   ------------
   NUMBER OF                     EXPIRATION  STRIKE
   CONTRACTS                        DATE      PRICE
   ---------                     ----------  ------
PUT STOCK OPTIONS PURCHASED -- 0.1%
   (Cost $95,790)
    124,000  OTC 3 Month LIBOR/10 Year Treasury
               Interest Rate Swap^  04/29/2002 $6.32     67,034
                                                   ------------
   PRINCIPAL
    AMOUNT
   ---------
COMMERCIAL PAPER-- 18.4%
 $  700,000   Abbey National NA,
               3.690%++ due 08/01/2001 ...........      697,704
  1,500,000   Electricte de France,
               3.790%++ due 08/22/2001 ...........    1,491,630
              General Electric Capital Corporation:
    200,000    3.600%++ due 09/05/2001 ...........      198,664
    400,000    3.640%++ due 08/22/2001 ...........      397,856
  1,400,000    3.940%++ due 07/05/2001 ...........    1,399,234
  2,500,000   Hershey Foods Corporation,
               3.870%++ due 07/13/2001 ...........    2,496,506
  1,500,000   KFW International Finance,
               3.840%++ due 07/30/2001 ...........    1,495,200
  1,500,000   National Rural Utility,
               3.880%++ due 07/27/2001 ...........    1,495,635
              Swedbank, Inc.:
    400,000    3.840%++ due 08/10/2001 ...........      398,251
    600,000    3.950%++ due 07/20/2001 ...........      598,683
                                                   ------------
              Total Commercial Paper
               (Cost $10,669,360) ................   10,669,363
                                                   ------------
TOTAL INVESTMENTS (COST $86,372,394*) .... 148.6%  $ 86,149,690

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                CORE BOND SERIES

                            JUNE 30, 2001 (UNAUDITED)


     NUMBER OF                   EXPIRATION  STRIKE     VALUE
     CONTRACTS                      DATE      PRICE   (NOTE 1)
     ---------                   ----------  ------   --------
LIABILITY FOR CALL OPTIONS WRITTEN-- (0.1)%
   (Premium Received $95,790)
     31,000  OTC 3 Month LIBOR/2 Year
               Treasury Interest Rate
               Swap^ ............ 04/29/02 $5.50   $    (62,105)
                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) ....... (48.5)   (28,130,368)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $ 57,957,217
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Securities exept from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid securitiy.
 ++ Annualized yield at date of purchase.
+++ Floating rate security.  Rate shown is in effect at 06/30/2001.


                        GLOSSARY OF TERMS
                  STEP -- Stepped Coupon Bond
                  TBA  -- To be Announced Security


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- 50.3%
   BROADCAST, RADIO AND TELEVISION -- 4.3%
     62,370   Chris-Craft Industries, Inc.+ ...... $  4,453,218
    197,000   Meredith Corporation ...............    7,054,570
     19,800   Washington Post Company, Class B ...   11,365,200
                                                   ------------
                                                     22,872,988
                                                   ------------
   CHEMICALS -- 4.3%
    117,000   Cabot Corporation ..................    4,214,340
     11,000   du Pont (E.I.) de Nemours & Company       530,640
    251,000   Great Lakes Chemical Corporation ...    7,743,350
     42,000   Hercules, Inc.+ ....................      474,600
    185,000   Imperial Chemical Industries Plc, ADR   4,393,750
    350,000   Octel Corporation+ .................    5,687,500
                                                   ------------
                                                     23,044,180
                                                   ------------
   CONSUMER PRODUCTS -- 4.1%
     17,000   The Clorox Company .................      575,450
    203,000   Fortune Brands, Inc. ...............    7,787,080
    251,000   Hasbro, Inc. .......................    3,626,950
     25,000   National Presto Industries, Inc. ...      742,500
    165,000   Philip Morris Companies, Inc. ......    8,373,750
     89,000   Polaroid Corporation+ ..............      231,400
      6,000   The Procter & Gamble Company .......      382,800
                                                   ------------
                                                     21,719,930
                                                   ------------
   HOTELS/RESORTS -- 0.7%
    136,000   Mandalay Resort Group+ .............    3,726,400
                                                   ------------
   INSURANCE -- 5.6%
     68,000   Leucadia National Corporation ......    2,206,600
    249,000   Loews Corporation ..................   16,043,070
    228,000   Mutual Risk Management Ltd. ........    2,029,200
     34,000   Unitrin, Inc. ......................    1,305,600
     21,300   White Mountains Insurance Group Ltd.    8,014,125
      7,500   Willis Group Holdings Ltd.+ ........      133,125
                                                   ------------
                                                     29,731,720
                                                   ------------
   MANUFACTURING -- 0.2%
      4,000   Dover Corporation ..................      150,600
     44,000   Harnischfeger Industries, Inc. .....      721,600
     17,000   Skyline Corporation ................      462,400
                                                   ------------
                                                      1,334,600
                                                   ------------
   METALS/MINING -- 3.2%
     83,000   Franco-Nevada Mining Corporation
               Ltd., ADR .........................    1,064,874
    825,000   Newmont Mining Corporation .........   15,353,250
     57,000   Placer Dome, Inc. ..................      558,600
                                                   ------------
                                                     16,976,724
                                                   ------------
   OIL AND GAS -- 11.4%
    300,000   Amerada Hess Corporation ...........   24,240,000
    203,000   Imperial Oil Ltd. ..................    5,227,250
    163,000   Mitchell Energy & Development
               Corporation, Class A ..............    7,538,750
    115,000   Murphy Oil Corporation .............    8,464,000
     98,000   Texaco, Inc. .......................    6,526,800
    287,000   USX-Marathon Group .................    8,469,370
                                                   ------------
                                                     60,466,170
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.2%
     82,000   Longview Fibre Company .............    1,010,240
     26,000   The Mead Corporation ...............      705,640
     98,000   Potlatch Corporation ...............    3,372,180
     23,000   Weyerhaeuser Company ...............    1,264,310
                                                   ------------
                                                      6,352,370
                                                   ------------

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   PRINTING/PUBLISHING -- 1.9%
    152,000   Donnelley (R.R.) & Sons Company .... $  4,514,400
    132,000   The New York Times Company, Class A     5,544,000
                                                   ------------
                                                     10,058,400
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.0%
    182,000   Rouse Company ......................    5,214,300
                                                   ------------
   RETAIL -- 0.6%
     62,000   J.C. Penney Company, Inc. ..........    1,634,320
     48,000   Nordstrom, Inc. ....................      890,400
    750,200   Petrie Stores Corporation+ .........      678,931
                                                   ------------
                                                      3,203,651
                                                   ------------
   TRANSPORTATION -- 3.4%
     46,600   Bergesen d.y. ASA, Class A .........      848,586
     15,000   Canadian Pacific Ltd. ..............      581,250
    129,000   Overseas Shipholding Group, Inc. ...    3,939,660
    655,000   Ryder System, Inc. .................   12,838,000
                                                   ------------
                                                     18,207,496
                                                   ------------
   UTILITIES -- 8.1%
    375,000   FirstEnergy Corporation ............   12,060,000
     39,000   Kansas City Power & Light Company ..      957,450
  1,135,000   Niagara Mohawk Holdings, Inc.+ .....   20,078,150
    438,000   UniSource Energy Corporation .......   10,060,860
                                                   ------------
                                                     43,156,460
                                                   ------------
   WASTE MANAGEMENT -- 0.3%
     58,000   Waste Management, Inc. .............    1,787,560
                                                   ------------
              Total Common Stocks
               (Cost $210,715,986) ...............  267,852,949
                                                   ------------
PREFERRED STOCKS -- 7.9%
   BROADCAST, RADIO AND TELEVISION -- 0.0%#
      8,000   Sinclair Broadcast Group, Inc. .....      230,000
                                                   ------------
   CHEMICALS -- 0.3%
     25,000   Hercules Trust II ..................    1,303,125
                                                   ------------
   CONSUMER PRODUCTS -- 0.6%
     86,000   Newell Financial Trust I ...........    3,192,750
                                                   ------------
   FINANCIAL SERVICES -- 1.0%
    116,100   USX Captial Trust I ................    5,340,600
                                                   ------------
   MANUFACTURING -- 1.0%
     30,000   Cummins Capital Trust I** ..........    1,541,250
    120,000   Owens-Illinois, Inc. ...............    1,704,000
     53,500   Sealed Air Corporation, Series A ...    2,137,325
                                                   ------------
                                                      5,382,575
                                                   ------------
   OIL AND GAS -- 0.9%
     97,000   Unocal Capital Trust ...............    4,668,125
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.8%
    226,100   Rouse Company, Series B ............    9,383,150
                                                   ------------
   TRANSPORTATION -- 2.1%
    239,000   Union Pacific Capital Trust ........   11,382,375
                                                   ------------
   UTILITIES -- 0.2%
      6,600   Cleveland Electric Illuminating
               Company, Series L .................      618,750
      8,096   Entergy Gulf States Utilities, Inc.,
               Series B ..........................      399,011
      4,500   Niagara Mohawk Power Corporation,
               Series K ..........................      109,687
      7,000   Pacific Gas & Electric Corporation (b)     65,870
      2,400   Southern California Edison Company .       76,275
                                                   ------------
                                                     1,269,593
                                                   ------------
              Total Preferred Stocks
               (Cost $40,773,927) ................   42,152,293
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              FULLY MANAGED SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CONVERTIBLE BONDS AND NOTES -- 15.4%
   AUTOMOTIVE -- 0.4%
$ 1,172,000   Exide Corporation,
               2.900% due 12/15/2005**^ .......... $    523,005
    450,000   Magna International, Inc.,
               5.000% due 10/15/2002 .............      522,000
  1,930,000   Pep Boys - Manny, Moe & Jack,
               5.139%(a) due 09/20/2011 ..........    1,271,387
                                                   ------------
                                                      2,316,392
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 0.1%
    830,000   News America, Inc.,
               3.549%(a) due 02/28/2006**^ .......      410,850
                                                   ------------
   COMMERCIAL SERVICES-- 0.0%#
    100,000   Covanta Energy Corporation,
               5.750% due 10/20/2002 .............       98,000
                                                   ------------
   FINANCIAL SERVICES-- 1.1%
  1,500,000   Groupe Bruxelles Lambert S.A.,
               2.500% due 07/09/2003 .............      868,782
 10,000,000   Merrill Lynch Company, Inc.,
               2.499%(a) due 05/23/2031 ..........    5,100,000
                                                   ------------
                                                      5,968,782
                                                   ------------
   HEALTH CARE-- 0.7%
  3,850,000   Health South Corporation,
               3.250% due 04/01/2003 .............    3,657,500
  1,950,000   PhyCor, Inc.,
               4.500% due 02/15/2003(b) ..........      234,000
                                                   ------------
                                                      3,891,500
                                                   ------------
   HOTELS/RESORTS-- 2.4%
 13,900,000   Hilton Hotels Corporation,
               5.000% due 05/15/2006 .............   12,579,500
                                                   ------------
   INSURANCE-- 1.1%
  6,465,000   Loews Corporation,
               3.125% due 09/15/2007 .............    5,543,738
    450,000   USF&G  Corporation,
               3.278%(a) due 03/03/2004 ..........      382,500
                                                   ------------
                                                      5,926,238
                                                   ------------
   METALS/MINING -- 3.3%
  1,350,000   Inco Ltd,
               0.250%(a) due 04/01/2002**^ .......      752,625
 11,100,000   Inco Ltd.,
               5.750% due 07/01/2004 .............   10,905,750
  7,000,000   Teck Corporation,
               3.750% due 07/15/2006 .............    5,722,500
                                                   ------------
                                                     17,380,875
                                                   ------------
   PHARMACEUTICALS -- 3.5%
  1,500,000   Allergan, Inc.,
               2.346%(a) due 11/01/2003 ..........      952,500
 15,500,000   Roche Holding Inc., Series DTC,
               6.182%(a) due 04/20/2010** ........    8,835,000
 12,700,000   Roche Holdings, Inc.,
               6.009%(a) due 05/06/2012**^ .......    6,667,500
              Sepracor, Inc.:
  1,550,000    5.000% due 02/15/2007 .............    1,050,125
  1,350,000    7.000% due 12/15/2005 .............    1,161,000
                                                   ------------
                                                     18,666,125
                                                   ------------



  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

   RETAIL -- 0.3%
$ 1,900,000   Lowe's Companies, Inc.,
               2.500%(a) due 02/16/2021**^ ....... $  1,425,000
    200,000   Rite Aid Corporation,
               5.250% due 09/15/2002 .............      191,250
                                                   ------------
                                                      1,616,250
                                                   ------------
   TELECOMMUNICATIONS -- 0.4%
  3,000,000   Motorola, Inc.,
               2.961%(a) due 09/27/2003 ..........    2,227,500
                                                   ------------
   UTILITIES -- 0.3%
  1,750,000   Orion Power Holdings, Inc.,
               4.500% due 06/01/2008 .............    1,623,125
                                                   ------------
   WASTE MANAGEMENT-- 1.8%
  9,500,000   Waste Management, Inc.,
               4.000% due 02/01/2002 .............    9,416,875
                                                   ------------
              Total Convertible Bonds and Notes
               (Cost $82,472,471) ................   82,122,012
                                                   ------------
CORPORATE BONDS -- 0.4%
   MANUFACTURING-- 0.2%
  1,160,000   Potlatch Corporation,
               10.000% due 07/15/2011^ ...........    1,171,600
                                                   ------------
   TELECOMMUNICATIONS-- 0.2%
  1,100,000   BellSouth Telecommunications,
               5.850% due 11/15/2045 .............      874,581
                                                   ------------
              Total Corporate Bonds
               (Cost $2,264,026) .................    2,046,181
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 1.8%
  4,500,000    4.750% due 11/14/2003 .............    4,497,183
  4,500,000    5.125% due 02/13/2004 .............    4,524,039
    500,000    6.375% due 01/16/2002 .............      506,805
                                                   ------------
                                                      9,528,027
                                                   ------------
   TENNESSEE VALLEY AUTHORITY POWER -- 3.2%
 15,145,000    5.880% due 04/01/2036 .............   15,371,569
  1,400,000    5.980% due 04/01/2036 .............    1,426,716
                                                   ------------
                                                     16,798,285
                                                   ------------
              Total U.S. Government Agency Obligations
               (Cost $25,935,849) ................   26,326,312
                                                   ------------
U.S. TREASURY NOTES -- 0.6%
  2,205,000    5.875% due 09/30/2002 .............    2,254,310
  1,100,000    6.250% due 10/31/2001 .............    1,109,411
                                                   ------------
              Total U.S. Treasury Notes
               (Cost $3,317,715) .................    3,363,721
                                                   ------------
TOTAL INVESTMENTS (COST $365,479,974*) ...  79.6%   423,863,468
OTHER ASSETS AND LIABILITIES (NET) .......  20.4    108,367,816
                                           -----   ------------
NET ASSETS ............................... 100.0%  $532,231,284
                                           =====   ============
 ------------------------------
 *  Aggregate cost for Federal tax purposes.
** Security from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 ^  Illiquid security.
 +  Non-income producing security.
(a) The rate shown is the effective yield at date of purchase.
(b) Security is in default. Represents 0.01% of net assets.
 #  Amount is less than 0.1%.

                            GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- 53.7%
   AEROSPACE/DEFENSE -- 0.4%
     25,200   The Boeing Company ................. $  1,401,120
     35,800   United Technologies Corporation ....    2,622,708
                                                   ------------
                                                      4,023,828
                                                   ------------
   APPAREL AND TEXTILES -- 0.1%
     30,000   NIKE, Inc., Class B ................    1,259,700
                                                   ------------
   AUTOMOTIVE -- 0.7%
    219,680   Delphi Automotive Systems
               Corporation .......................    3,499,502
     18,199   Ford Motor Company .................      446,785
    109,900   Visteon Corporation ................    2,019,962
                                                   ------------
                                                      5,966,249
                                                   ------------
   BANKS -- 3.0%
    129,800   Bank of America Corporation ........    7,791,894
    134,760   FleetBoston Financial Corporation ..    5,316,282
     87,820   J.P. Morgan Chase & Company ........    3,916,772
     14,600   Mellon Financial Corporation .......      671,600
     81,920   PNC Financial Services Group .......    5,389,517
     84,897   U.S. Bancorp .......................    1,934,803
     50,700   Wells Fargo & Company ..............    2,354,001
                                                   ------------
                                                     27,374,869
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
    186,840   Comcast Corporation, Special
               Class A+ ..........................    8,108,856
     55,600   Gannett Company, Inc. ..............    3,664,040
    261,553   Viacom, Inc., Class B+ .............   13,535,368
                                                   ------------
                                                     25,308,264
                                                   ------------
   CHEMICALS -- 2.7%
    186,640   Air Products and Chemicals, Inc. ...    8,538,780
    268,540   Akzo Nobel N.V.+ ...................   11,366,869
     90,800   Georgia Gulf Corporation ...........    1,407,400
    103,040   Rohm and Haas Company ..............    3,390,016
                                                   ------------
                                                     24,703,065
                                                   ------------
   COMPUTER INDUSTRY -- 1.5%
    101,960   Compaq Computer Corporation ........    1,579,360
     31,120   International Business Machines
               Corporation .......................    3,516,560
     90,460   Microsoft Corporation+ .............    6,567,396
    108,300   Sun Microsystems, Inc.+ ............    1,702,476
     11,200   VeriSign, Inc.+ ....................      672,112
                                                   ------------
                                                     14,037,904
                                                   ------------
   CONSUMER PRODUCTS -- 1.0%
     37,300   Fortune Brands, Inc. ...............    1,430,828
     92,400   The Gillette Company ...............    2,678,676
      9,620   Kimberly-Clark Corporation .........      537,758
     68,620   The Procter & Gamble Company .......    4,377,956
                                                   ------------
                                                      9,025,218
                                                   ------------
   ELECTRONICS -- 0.1%
     39,400   Tektronix, Inc.+ ...................    1,069,710
                                                   ------------
   FINANCIAL SERVICES -- 3.3%
     90,776   Citigroup, Inc. ....................    4,796,604
    203,340   Freddie Mac ........................   14,233,800
     91,750   Merrill Lynch & Company, Inc. ......    5,436,188
     86,780   Morgan Stanley Dean Witter & Company    5,573,879
                                                   ------------
                                                     30,040,471
                                                   ------------
   FOOD AND BEVERAGES -- 1.5%
     83,112   Archer-Daniels-Midland Company .....    1,080,456
    555,930   Diageo Plc+ ........................    6,098,551
      1,079   Nestle S.A.+ .......................    2,257,234
     46,890   The Quaker Oats Company ............    4,278,713
                                                   ------------
                                                     13,714,954
                                                   ------------

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   HEALTH CARE -- 1.4%
     14,600   Baxter International, Inc. ......... $    715,400
      6,200   Community Health Systems+ ..........      182,900
    120,100   Guidant Corporation+ ...............    4,323,600
    151,759   HCA, Inc. ..........................    6,857,989
     16,660   Johnson & Johnson ..................      833,000
          1   LifePoint Hospitals, Inc.+ .........           44
                                                   ------------
                                                     12,912,933
                                                   ------------
   HOTELS/RESORTS -- 1.1%
    233,030   Harrah's Entertainment, Inc.+ ......    8,225,959
     69,790   MGM Grand, Inc. ....................    2,090,908
                                                   ------------
                                                     10,316,867
                                                   ------------
   INSURANCE -- 6.1%
    193,970   The Allstate Corporation ...........    8,532,740
     35,600   American General Corporation .......    1,653,620
      5,655   American International Group, Inc. .      486,330
     51,700   The Chubb Corporation ..............    4,003,131
     79,650   CIGNA Corporation ..................    7,632,063
    144,000   The Hartford Financial Services
               Group, Inc. .......................    9,849,600
    100,190   Jefferson-Pilot Corporation ........    4,841,181
     14,800   Lincoln National Corporation .......      765,900
     67,090   MetLife, Inc. ......................    2,078,448
     84,300   Nationwide Financial Services, Inc.,
               Class A ...........................    3,679,695
    249,410   The St. Paul Companies, Inc. .......   12,642,593
                                                   ------------
                                                     56,165,301
                                                   ------------
   LEISURE ENTERTAINMENT -- 0.1%
     23,420   The Walt Disney Company ............      676,604
                                                   ------------
   MANUFACTURING -- 2.9%
     36,100   Alcan, Inc. ........................    1,516,922
    226,160   Alcoa, Inc. ........................    8,910,704
    127,590   Alstom .............................    3,549,327
    218,280   Deere & Company ....................    8,261,898
     26,000   Ingersoll-Rand Company .............    1,071,200
    421,300   Owens-Illinois, Inc.+ ..............    2,856,414
                                                   ------------
                                                     26,166,465
                                                   ------------
   METALS/MINING -- 0.1%
     24,200   Phelps Dodge Corporation ...........    1,004,300
                                                   ------------
   OIL AND GAS -- 9.4%
    117,360   Apache Corporation .................    5,956,020
     54,200   BJ Services Company+ ...............    1,538,196
     39,442   BP Amoco Plc, ADR ..................    1,966,184
     79,300   Cooper Cameron Corporation+ ........    4,424,940
    185,880   Devon Energy Corporation ...........    9,758,700
     22,882   El Paso Corporation ................    1,202,220
    124,277   Exxon Mobil Corporation ............   10,855,596
    119,450   Halliburton Company ................    4,252,420
     65,000   Kerr-McGee Corporation .............    4,307,550
    107,520   National Fuel Gas Company ..........    5,589,965
    206,060   Noble Drilling Corporation+ ........    6,748,465
    334,760   Occidental Petroleum Corporation ...    8,901,268
    202,590   Royal Dutch Petroleum Company, NY
               Shares ............................   11,804,919
    116,400   Schlumberger Ltd.+ .................    6,128,460
     52,140   Unocal Corporation .................    1,780,581
     18,190   Williams Companies, Inc. ...........      599,361
                                                   ------------
                                                     85,814,845
                                                   ------------
   PHARMACEUTICALS -- 2.6%
     55,480   Abbott Laboratories ................    2,663,595
     69,140   American Home Products Corporation .    4,040,542
     29,760   Bristol-Myers Squibb Company .......    1,556,448
     28,800   Eli Lilly & Company ................    2,131,200
    191,100   Novartis AG ........................    6,916,324

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- (CONTINUED)
     20,250   Pharmacia Corporation .............. $    930,488
    152,010   Schering-Plough Corporation ........    5,508,842
                                                   ------------
                                                     23,747,439
                                                   ------------
   PRINTING/PUBLISHING -- 0.1%
     24,300   The New York Times Company, Class A     1,020,600
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.4%
     59,330   Equity Residential Properties Trust     3,355,112
                                                   ------------
   RETAIL -- 1.3%
    215,200   The Kroger Company+ ................    5,380,000
    127,330   Safeway, Inc.+ .....................    6,111,840
      7,500   Sears, Roebuck and Company .........      317,325
                                                   ------------
                                                     11,809,165
                                                   ------------
   SEMICONDUCTORS -- 0.5%
     72,300   Analog Devices, Inc.+ ..............    3,126,975
     37,630   Texas Instruments, Inc. ............    1,185,345
                                                   ------------
                                                      4,312,320
                                                   ------------
   SERVICES -- 0.5%
    108,500   W.W. Grainger, Inc. ................    4,465,860
                                                   ------------
   TELECOMMUNICATIONS -- 6.4%
     97,600   Advanced Fibre Communications, Inc.+    2,049,600
    112,610   ALLTEL Corporation .................    6,898,489
    292,920   AT&T Corporation ...................    6,444,240
     63,400   CenturyTel, Inc. ...................    1,921,020
     39,800   Cox Communications, Inc.+ ..........    2,338,648
    278,440   Motorola, Inc. .....................    4,610,966
     77,400   Nokia Oyj, ADR .....................    1,705,896
    244,300   Nortel Networks Corporation+ .......    2,220,687
     57,996   SBC Communications, Inc. ...........    2,323,320
    402,440   Sprint Corporation .................    8,596,118
     84,200   Telephone and Data Systems, Inc. ...    9,156,750
    186,294   Verizon Communications, Inc. .......    9,966,729
                                                   ------------
                                                     58,232,463
                                                   ------------
   TRANSPORTATION -- 0.4%
    128,630   Burlington Northern Santa Fe
               Corporation .......................    3,880,767
                                                   ------------
   UTILITIES -- 3.3%
     79,990   Dominion Resources, Inc. ...........    4,809,799
     45,340   Duke Energy Corporation ............    1,768,713
     57,420   Exelon Corporation .................    3,681,770
     30,750   FPL Group, Inc. ....................    1,851,458
    371,841   NiSource, Inc. .....................   10,162,405
     83,320   Pinnacle West Capital Corporation ..    3,949,368
     20,100   Progress Energy, Inc. ..............      902,892
     43,900   UtiliCorp United, Inc. .............    1,348,169
     71,160   WGL Holdings, Inc. .................    1,929,148
                                                   ------------
                                                     30,403,722
                                                   ------------
              Total Common Stocks
               (Cost $460,065,935) ...............  490,808,995
                                                   ------------
PREFERRED STOCKS -- 0.3%
   MANUFACTURING -- 0.1%
     44,600   Owens-Illinois, Inc. ...............      633,320
                                                   ------------
   UTILITIES -- 0.2%
     24,280   NiSource, Inc. .....................    1,194,333
     19,400   TXU Corporation ....................    1,003,950
                                                   ------------
                                                      2,198,283
                                                   ------------
              Total Preferred Stocks
               (Cost $3,525,595) .................    2,831,603
                                                   ------------

  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS -- 16.9%
   AEROSPACE/DEFENSE -- 0.7%
 00,000,000   Northrop Grumman Corporation:
 $  905,000    7.125% due 02/15/2011**^ .......... $    895,846
  1,911,000    7.750% due 02/15/2031** ...........    1,907,788
  3,255,000   Raytheon Company,
               6.450% due 08/15/2002 .............    3,267,275
                                                   ------------
                                                      6,070,909
                                                   ------------
   AIRLINES-- 0.4%
    437,217   American Airlines, Inc.,
               6.855% due 10/15/2010 .............      448,205
              Continental Airlines, Inc.:
    646,992    6.648% due 09/15/2017 .............      631,234
  1,043,082    7.256% due 03/15/2020 .............    1,055,250
  1,430,196   Northwest Airlines, Inc.,
               6.810% due 02/01/2020 .............    1,376,829
                                                   ------------
                                                      3,511,518
                                                   ------------
   AUTOMOTIVE -- 0.9%
              DaimlerChrysler NA Holding Corporation:
  3,011,000    6.400% due 05/15/2006 .............    2,989,218
  5,464,000    6.630% due 09/21/2001 .............    5,490,451
                                                   ------------
                                                      8,479,669
                                                   ------------
   BANKS-- 0.4%
    738,000   Dime Bancorp, Inc.,
               9.000% due 12/19/2002 .............      765,845
  1,465,000   Unicredito Italian Capital Trust,
               9.200% due 10/05/2001** ...........    1,593,129
    853,000   Wells Fargo Bank NA,
               6.450% due 02/01/2011 .............      840,295
                                                   ------------
                                                      3,199,269
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 0.6%
    250,000   AMFM, Inc.,
               8.750% due 06/15/2007 .............      263,750
    814,000   AT&T Corporation-Liberty Media Group,
               8.250% due 02/01/2030 .............      701,643
    944,000   Belo (A.H.) Corporation,
               7.750% due 06/01/2027 .............      858,578
              Comcast Cable Communications, Inc.:
    941,000    6.750% due 01/30/2011 .............      921,289
  1,296,000    6.875% due 06/15/2009 .............    1,294,704
    568,000   CSC Holdings, Inc.,
               8.125% due 07/15/2009** ...........      564,819
              News America, Inc.:
    357,000    6.703% due 05/21/2034 .............      360,168
    588,000    7.300% due 04/30/2028 .............      524,185
    526,000   Time Warner, Inc.,
               6.875% due 06/15/2018 .............      497,893
                                                   ------------
                                                      5,987,029
                                                   ------------
   BUILDING/CONSTRUCTION -- 0.2%
  1,518,000   Hanson PLC,
               7.875% due 09/27/2010 .............    1,578,805
                                                   ------------
   CHEMICALS -- 0.1%
    700,000   Chevron Phillips Chemical Company,
               7.000% due 03/15/2011** ...........      691,671
                                                   ------------
   FINANCIAL SERVICES -- 5.1%
  1,243,000   AIG SunAmerica Global Financial II,
               7.600% due 06/15/2005** ...........    1,323,835
  1,879,000   AIG SunAmerica Global Financial IV,
               5.850% due 02/01/2006**^ ..........    1,881,941
    793,000   AIG SunAmerica Institutional Funding,
               5.750% due 02/16/2009 .............      762,945

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS -- (CONTINUED)
   FINANCIAL SERVICES -- (CONTINUED)
$ 1,537,000   Associates Corporation of North America,
               5.500% due 02/15/2004 ............. $  1,541,327
    954,000   Boeing Capital Corporation,
               7.375% due 09/27/2010 .............    1,016,610
              Citigroup, Inc.:
    874,000    5.750% due 05/10/2006 .............      868,459
  2,854,000    7.250% due 10/01/2010 .............    2,973,777
  2,286,000   Countrywide Home Loans, Inc.,
               6.850% due 06/15/2004 .............    2,355,972
              Ford Motor Credit Company:
  4,240,000    6.875% due 02/01/2006 .............    4,299,699
  3,806,000    7.375% due 02/01/2011 .............    3,849,362
              General Electric Capital Corporation:
  1,026,000    7.375% due 01/19/2010 .............    1,095,583
  1,320,000    7.500% due 05/15/2005 .............    1,411,459
    665,000    8.700% due 03/01/2007 .............      761,425
    336,000    8.750% due 05/21/2007 .............      380,916
    457,000    8.850% due 03/01/2007 .............      526,571
              General Motors Acceptance Corporation:
  2,399,000    5.800% due 03/12/2003 .............    2,418,353
  1,642,000    7.250% due 03/02/2011 .............    1,663,929
  1,211,000   GS Escrow Corporation,
               6.750% due 08/01/2001** ...........    1,210,368
  1,481,000   Household Finance Company,
               6.750% due 05/15/2011 .............    1,463,672
              Lehman Brothers Holdings:
    757,000    7.125% due 09/15/2003 .............      783,011
  2,285,000    8.250% due 06/15/2007 .............    2,467,450
    250,000   Midamerican Funding LLC,
               6.927% due 03/01/2029** ...........      219,881
    756,760   Midland Funding Corporation,
               10.330% due 07/23/2002 ............      772,242
    810,000   Morgan Stanley Dean Witter & Company,
               6.100% due 04/15/2006 .............      810,134
              Nisource Finance Corporation:
    945,000    5.750% due 04/15/2003 .............      947,255
  3,010,000    7.875% due 11/15/2010** ...........    3,194,275
    779,000   Pemex Project Funding Master Trust,
               9.125% due 10/13/2010 .............      826,714
  1,734,000   Prudential Funding LLC,
               6.600% due 05/15/2008**^ ..........    1,723,589
  2,727,000   Socgen Real Estate LLC,
               7.640% due 12/29/2049** ...........    2,743,967
                                                   ------------
                                                     46,294,721
                                                   ------------
   FOOD AND BEVERAGES-- 0.3%
  1,100,000   Kellogg Company,
               6.000% due 04/01/2006**^ ..........    1,091,261
  2,011,000   Kroger Company,
               7.500% due 04/01/2031 .............    1,988,467
                                                   ------------
                                                      3,079,728
                                                   ------------
   HOTELS/RESORTS -- 0.3%
    762,000   Harrah's Operating Company, Inc.,
               8.000% due 02/01/2011**^ ..........      776,768
  1,825,000   MGM Mirage, Inc.,
               8.500% due 09/15/2010 .............    1,896,107
                                                   ------------
                                                      2,672,875
                                                   ------------



  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

   INSURANCE -- 0.2%
$ 1,594,000   AFLAC, Inc.,
               6.500% due 04/15/2009 ............. $  1,567,457
    356,000   Atlantic Mutual Insurance Company,
               8.150% due 02/15/2028** ...........      230,537
    260,000   Loews Corporation,
               3.125% due 09/15/2007 .............      222,950
                                                   ------------
                                                      2,020,944
                                                   ------------
   LEISURE AND ENTERTAINMENT-- 0.9%
              Time Warner Entertainment:
  6,297,000    6.100% due 12/30/2001** ...........    6,331,130
  1,554,000    10.150% due 05/01/2012 ............    1,902,247
                                                   ------------
                                                      8,233,377
                                                   ------------
   MANUFACTURING -- 0.2%
  1,543,000   Ingersoll-Rand Company,
               6.250% due 05/15/2006 .............    1,550,803
                                                   ------------
   OIL AND GAS -- 0.6%
    782,000   Anadarko Finance Company,
               6.750% due 05/01/2011**^ ..........      781,264
  1,258,000   The Coastal Corporation,
               6.200% due 05/15/2004 .............    1,252,508
    547,000   Enron Corporation,
               7.875% due 06/15/2003 .............      570,372
    948,000   Occidental Petroleum Corporation,
               6.400% due 04/01/2013 .............      962,162
    762,000   Phillips Petroleum Company,
               8.500% due 05/25/2005 .............      827,593
    483,000   Pure Resources, Inc.,
               7.125% due 06/15/2011**^ ..........      475,948
    100,000   Texas Gas Transmission Corporation,
               7.250% due 07/15/2027 .............       93,754
    376,000   Williams Gas Pipeline,
               7.375% due 11/15/2006** ...........      390,497
                                                   ------------
                                                      5,354,098
                                                   ------------
   REAL ESTATE -- 0.2%
  2,033,000   Equity Office Properities LP,
               7.750% due 11/15/2007 .............    2,120,301
                                                   ------------
   RETAIL -- 0.4%
  1,535,000   Federated Department Stores, Inc.,
               8.500% due 06/15/2003 .............    1,619,229
  1,108,000   K-Mart Corporation,
               9.375% due 02/01/2006 .............    1,081,958
    818,000   Safeway, Inc.,
               7.250% due 02/01/2031 .............      806,556
                                                   ------------
                                                      3,507,743
                                                   ------------
   TELECOMMUNICATIONS -- 1.6%
              American Tower Corporation:
  1,110,000    5.000% due 02/15/2010**^ ..........      871,350
    700,000    5.000% due 02/15/2010 .............      549,500
  2,728,000   AT&T Corporation,
               9.650% due 03/31/2027 .............    2,955,859
    995,000   AT&T Wireless Group,
               7.350% due 03/01/2006**^ ..........    1,011,614
    950,000   Citizens Communications,
               8.500% due 05/15/2006 .............      970,805
              Cox Communications, Inc.:
  1,059,000    6.750% due 03/15/2011 .............    1,034,285
  1,023,000    7.750% due 11/01/2010 .............    1,070,077

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
 $  983,000   France Telecom,
               6.310% due 09/14/2001**^ .......... $    994,923
  1,180,000   Qwest Corporation,
               7.625% due 06/09/2003** ...........    1,226,562
              Sprint Capital Corporation:
  1,733,000    6.500% due 11/15/2001 .............    1,746,620
  1,370,000    7.125% due 01/30/2006 .............    1,383,288
    490,000   Telecomunicaciones de Puerto Rico,
               6.650% due 05/15/2006 .............      466,190
                                                   ------------
                                                     14,281,073
                                                   ------------
   TRANSPORTATION-- 0.5%
              Union Pacific Corporation:
    738,000    5.780% due 10/15/2001 .............      739,523
  1,369,000    5.840% due 05/25/2004 .............    1,373,260
    721,000    6.340% due 11/25/2003 .............      732,910
  2,269,000    6.650% due 01/15/2011 .............    2,225,267
                                                   ------------
                                                      5,070,960
                                                   ------------
   UTILITIES-- 2.9%
  2,099,000   Allegheny Energy Supply,
               7.800% due 03/15/2011**^ ..........    2,135,338
              Cleveland Electric Illuminating
               Company:
    201,000    7.880% due 11/01/2017 .............      205,059
    362,000    9.000% due 07/01/2023 .............      372,695
    621,000   CMS Energy Corporation,
               8.000% due 07/01/2001 .............      621,000
    768,000   Commonwealth Edison Company,
               8.500% due 07/15/2022 .............      810,113
    415,000   The Connecticut Light and Power
               Company,
               7.875% due 10/01/2024 .............      421,146
    792,000   Dominion Resources, Inc.,
               8.125% due 06/15/2010 .............      854,343
    864,000   DTE Energy Company,
               7.050% due 06/01/2011 .............      863,482
    454,000   Entergy Mississippi, Inc.,
               6.200% due 05/01/2004 .............      457,218
    347,000   Exelon Corporation,
               6.750% due 05/01/2011 .............      342,184
    228,000   Gulf States Utilities Company,
               8.250% due 04/01/2004 .............      238,379
  2,028,000   Hydro-Quebec,
               6.300% due 05/11/2011 .............    1,995,872
              Kinder Morgan Energy:
  1,331,000    6.750% due 03/15/2011 .............    1,312,349
    850,000    7.400% due 03/15/2031 .............      837,205
    742,000   Mirant Americas Generation, Inc.,
               8.300% due 05/01/2011** ...........      748,674
              Niagara Mohawk Power Corporation:
    821,121    7.250% due 10/01/2002 .............      836,222
  2,005,000    7.750% due 05/15/2006 .............    2,100,935
    672,000    8.770% due 01/01/2018 .............      686,404
    529,884   Northeast Utilities Corporation,
               8.580% due 12/01/2006 .............      535,290
    505,000   NRG Energy, Inc.,
               8.700% due 03/15/2020** ...........      533,863
    663,893   NRG South Central, LLC,
               8.962% due 03/15/2016 .............      708,990
    632,000   NSTAR,
               8.000% due 02/15/2010 .............      656,414
    250,000   PNPP II Funding Corporation,
               9.120% due 05/30/2016 .............      270,571


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

   UTILITIES-- (CONTINUED)
 $  540,000   Progress Energy, Inc.,
               7.100% due 03/01/2011 ............. $    547,844
              PSEG Power:
  2,364,000    7.750% due 04/15/2011** ...........    2,439,882
  1,013,000    8.625% due 04/15/2031**^ ..........    1,094,378
    800,000   Salton Sea Funding Corporation,
               7.840% due 05/30/2010 .............      735,754
    202,887   System Energy Resources,
               7.430% due 01/15/2011 .............      205,460
    514,000   Texas Utilities Company,
               5.940% due 10/15/2011 .............      515,669
    873,000   Toledo Edison Company,
               7.875% due 08/01/2004 .............      912,884
    371,000   TXU Eastern Funding Company,
               6.150% due 05/15/2002** ...........      374,282
    352,000   UtiliCorp United, Inc.,
               7.000% due 07/15/2004 .............      356,532
  1,044,674   Waterford 3 Funding,
               8.090% due 01/02/2017 .............    1,030,195
                                                   ------------
                                                     26,756,626
                                                   ------------
   WASTE MANAGEMENT -- 0.4%
              Waste Management, Inc.:
    404,000    6.375% due 12/01/2003 .............      404,931
  1,700,000    6.625% due 07/15/2002 .............    1,707,427
  1,668,000    7.380% due 08/01/2010 .............    1,676,942
                                                   ------------
                                                      3,789,300
                                                   ------------
              Total Corporate Bonds
               (Cost $153,568,454) ...............  154,251,419
                                                   ------------
COLLATERALIZED MORTGAGE OBLIGATIONS-- 2.5%
    825,000   American Express Credit Account
               Master Trust,
               5.600% due 11/15/2006 .............      835,314
  1,186,360   Bear Stearns Commerical Mortgage
               Securities,
               6.800% due 09/15/2008                  1,217,372
    262,797   Beneficial Mortgage Corporation,
               4.200% due 09/28/2037 .............      261,712
     91,440   BlackRock Capital Finance, LP,
               7.750% due 09/25/2026 .............       50,292
  2,943,000   Certificates Funding Corporation,
               6.716% due 12/19/2004** ...........    3,040,575
              Chase Commercial Mortgage Securities
               Corporation:
    874,000    6.390% due 11/18/2008 .............      870,366
    380,533    7.543% due 09/15/2009 .............      399,704
  2,359,000   Citibank Credit Card Issuance Trust,
               6.650% due 05/15/2008 .............    2,348,631
              COMM 2000:
  1,153,960    4.200%+++ due 01/15/2003** ........    1,154,752
    371,363    4.451%+++ due 10/16/2002** ........      371,816
  2,058,000   Countrywide Alternative Loan Trust,
               8.000% due 07/25/2030 .............    2,146,191
    449,000   Criimi Mae CMBS Corporation,
               6.701% due 05/20/2008** ...........      435,229
  1,250,000   Criimi Mae Commercial Mortgage Trust,
               7.000% due 03/02/2011** ...........    1,259,499
    817,000   Ford Credit Auto Owner Trust,
               6.420% due 10/15/2003 .............      836,158
  1,855,741   GS Mortgage Securities Corporation,
               6.060% due 10/18/2030 .............    1,869,557
    426,000   J.P. Morgan Commerical Mortgage
               Finance Corporation,
               6.613% due 01/15/2030 .............      429,432
              Jet Equipment Trust:
     47,707    9.410% due 06/15/2010** ...........       52,043
     10,000    10.690% due 11/01/2013** ..........       11,795

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                               TOTAL RETURN SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

COLLATERALIZED MORTGAGE OBLIGATIONS -- (CONTINUED)
 $  665,000   Merrill Lynch Mortgage Investors,
               Inc.,
               8.456% due 07/01/2001**^ .......... $    683,405
              Residential Accredit Loans, Inc.:
  1,625,000    6.750% due 10/25/2028 .............    1,619,402
  1,000,000    7.000% due 03/25/2028 .............    1,007,501
    376,000   Residential Funding Mortgage
               Securities,
               7.660% due 09/25/2012 .............      389,091
    141,224   Starwood Asset Receivables Trust,
               4.105% due 08/25/2003** ...........      141,224
    800,000   Summit Acceptance Auto Receivables
               Trust,
               7.510% due 02/15/2007 .............      838,750
                                                   ------------
              Total Collateralized Mortgage
               Obligations
               (Cost $21,758,692) ................   22,269,811
                                                   ------------
YANKEE BONDS - U.S. DOLLAR DENOMINATED -- 0.6%
    231,000   AT&T Canada, Inc.,
               7.303%(a) due 06/15/2008 ..........      195,473
              Gulf Canada Resources Ltd.:
  2,221,000    7.125% due 01/15/2011 .............    2,283,634
  2,052,000    8.350% due 08/01/2006 .............    2,244,375
  1,005,000   Telus Corporation,
               7.500% due 06/01/2007 .............    1,024,397
                                                   ------------
              Total Yankee Bonds - U.S. Dollar
               Denominated
               (Cost $5,571,118) .................    5,747,879
                                                   ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 10.3%
   FEDERAL HOME LOAN MORTGAGE CORPORATION
   (FHLMC) -- 1.0%
  6,553,000    5.250% due 01/15/2006 .............    6,490,602
  2,118,000    6.750% due 03/15/2031 .............    2,180,170
                                                   ------------
                                                      8,670,772
                                                   ------------
   FEDERAL HOME LOAN MORTGAGE CORPORATION
    (GOLD) (FGLMC) -- 0.2%
  1,489,979    6.500% due 12/01/2015 .............    1,497,061
                                                   ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION
    (FNMA) -- 5.9%
  3,951,000    5.625% due 05/14/2004 .............    4,016,357
  1,270,000    5.722% due 02/01/2009 .............    1,237,059
  6,632,405    6.000% due 12/15/2005 to 04/01/2031    6,457,193
 15,607,590    6.500% due 01/01/2016 to 06/30/2031   15,520,489
  5,892,000    6.625% due 11/15/2010 .............    6,106,946
 10,439,012    7.000% due 07/01/2015 to 09/01/2030   10,509,844
 10,312,255    7.500% due 02/01/2030 to 03/01/2031   10,531,505
                                                   ------------
                                                     54,379,393
                                                   ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 3.0% 4,108,875 7.000% due 03/15/2028 to 08/15/2028 4,151,247
  5,366,661    7.500% due 12/15/2023 to 02/15/2028    5,516,673
 17,543,207    8.000% due 05/15/2022 to 09/15/2030   18,196,065
                                                   ------------
                                                     27,863,985
                                                   ------------
   STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.2%
  1,700,000   4.750% due 04/23/2004 ..............    1,688,692
                                                   ------------
              Total U.S. Government Agency
               Obligations
               (Cost $93,639,940) ................   94,099,903
                                                   ------------



  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

FOREIGN GOVERNMENT NOTES*** -- 0.3%
   CANADA -- 0.2%
  1,631,000   Province of Quebec,
               5.500% due 04/11/2006 ............. $  1,608,386
                                                   ------------
   MEXICO -- 0.1%
  1,238,000   Mexican United States
               8.375% due 01/14/2011 .............    1,243,200
                                                   ------------
              Total Foreign Government Notes
               (Cost $2,882,496) .................    2,851,586
                                                   ------------
U.S. TREASURY OBLIGATIONS -- 9.2%
   U.S. TREASURY BONDS -- 3.2%
$ 7,564,000    5.375% due 02/15/2031 .............    7,172,805
  8,352,000    6.250% due 05/15/2030 .............    8,859,651
  9,631,000    9.875% due 11/15/2015 .............   13,424,824
                                                   ------------
                                                     29,457,280
                                                   ------------
   U.S. TREASURY NOTES -- 6.0%
 11,628,000    4.250% due 05/31/2003 to 01/15/2010   12,058,571
  6,716,000    4.625% due 05/15/2006 .............    6,625,757
  6,012,000    5.000% due 02/15/2011 .............    5,835,404
 11,064,000    5.500% due 05/31/2003 .............   11,309,720
  8,303,000    5.750% due 08/15/2010 .............    8,498,959
  9,725,000    6.875% due 05/15/2006 .............   10,486,954
                                                   ------------
                                                     54,815,365
                                                   ------------
              Total U.S. Treasury Obligations
               (Cost $84,092,560) ................   84,272,645
                                                   ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 6.2%
 53,538,000   Federal Home Loan Bank,
               3.940%++ due 07/02/2001 ...........   53,526,281
  3,500,000   Federal Home Loan Mortgage
               Corporation,
               3.970%++ due 07/13/2001 ...........    3,494,995
                                                   ------------
              Total U.S. Government Agency
               Discount Notes
               (Cost $57,021,276) ................   57,021,276
                                                   ------------
TOTAL INVESTMENTS (COST $882,126,066*) ... 100.0%   914,155,117
OTHER ASSETS AND LIABILITIES (NET) .......   0.0        (84,131)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $914,070,986
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
*** Principal amount stated in local currency.
  ^ Illiquid security
  + Non-income producing securities.
 ++ Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is in effect at 06/30/2001.
(a) The rate shown is the effective yield at date of purchase.

                           GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- 66.3%
   ADVERTISING -- 0.3%
        700   Omnicom Group, Inc. ................ $     60,200
                                                   ------------
   AEROSPACE/DEFENSE -- 0.7%
        900   Alliant Techsystems, Inc.+ .........       80,910
        800   General Dynamics Corporation .......       62,248
        600   United Technologies Corporation ....       43,956
                                                   ------------
                                                        187,114
                                                   ------------
   AIRLINES -- 0.3%
      4,200   Mesa Air Group, Inc.+ ..............       51,870
        800   Northwest Airlines Corporation+ ....       20,200
                                                   ------------
                                                         72,070
                                                   ------------
   APPAREL AND TEXTILES -- 0.1%
        800   Coach, Inc.+ .......................       30,440
                                                   ------------
   AUTOMOTIVE -- 0.9%
      2,800   AutoNation, Inc.+ ..................       32,480
        500   AutoZone, Inc.+ ....................       18,750
        700   Group 1 Automotive, Inc.+ ..........       20,720
      2,200   Insurance Auto Auctions, Inc.+ .....       37,400
        900   Lithia Motors, Inc., Class A+ ......       15,120
        810   Navistar International Corporation+        22,785
        500   O'Reilly Automotive, Inc.+ .........       14,350
      1,400   Sonic Automotive, Inc.+ ............       26,740
        800   TRW, Inc. ..........................       32,800
                                                   ------------
                                                        221,145
                                                   ------------
   BANKS -- 4.0%
        100   Astoria Financial Corporation ......        5,500
      2,100   Bank of America Corporation ........      126,063
      3,200   The Bank of New York Company, Inc. .      153,600
        900   Banknorth Group, Inc. ..............       20,385
        300   Commerce Bancorp, Inc. .............       21,030
      1,700   Dime Bancorp, Inc. .................       63,325
      2,520   FleetBoston Financial Corporation ..       99,414
      3,800   J.P. Morgan Chase & Company ........      169,480
        700   Mellon Financial Corporation .......       32,200
        500   North Fork Bancorporation, Inc. ....       15,500
        900   PNC Financial Services Group .......       59,211
      1,000   Seacoast Financial Services
               Corporation .......................       16,250
        600   SouthTrust Corporation .............       15,600
      1,953   U.S. Bancorp .......................       44,509
      2,000   Washington Federal, Inc. ...........       49,040
      2,600   Wells Fargo & Company ..............      120,718
                                                   ------------
                                                      1,011,825
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 3.0%
      4,300   AOL Time Warner, Inc.+ .............      227,900
      1,400   AT&T Corporation-Liberty Media Group,
               Class A+ ..........................       24,486
        900   Charter Communications, Inc., Class A+     21,015
      1,700   Clear Channel Communications, Inc.+       106,590
        500   The E.W. Scripps Company, Class A ..       34,500
      4,000   Fox Entertainment Group, Inc., Class A+   111,600
        400   Gannett Company, Inc. ..............       26,360
        500   Gemstar-TV Guide International, Inc.+      22,000
        200   The McGraw-Hill Companies, Inc. ....       13,230
        400   Pegasus Communications Corporation+         9,000
        400   Univision Communications, Inc.,
               Class A+ ..........................       17,112
      3,018   Viacom, Inc., Class B+ .............      156,182
                                                   ------------
                                                        769,975
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   BUILDING/CONSTRUCTION -- 0.3%
        700   Lafarge Corporation ................ $     23,457
      2,100   Masco Corporation ..................       52,416
                                                   ------------
                                                         75,873
                                                   ------------
   CHEMICALS -- 0.7%
        100   Arch Chemicals, Inc. ...............        2,083
      1,500   Georgia Gulf Corporation ...........       23,250
      2,100   Lyondell Chemical Company ..........       32,298
      3,800   Millennium Chemicals, Inc. .........       57,190
      3,900   PolyOne Corporation ................       40,599
      1,900   Solutia, Inc. ......................       24,225
                                                   ------------
                                                        179,645
                                                   ------------
   COMPUTER INDUSTRY -- 7.3%
      1,200   Adobe Systems, Inc. ................       56,400
        300   Affiliated Computer Services, Inc.,
               Class A+ ..........................       21,573
        600   Apple Computer, Inc.+ ..............       13,950
        200   Art Technology Group, Inc.+ ........        1,160
        300   Avocent Corporation+ ...............        6,825
        600   Brocade Communications Systems, Inc.+      26,394
        600   Cabletron Systems, Inc.+ ...........       13,710
        900   Cadence Design Systems, Inc.+ ......       16,767
        200   Centillium Communications, Inc.+ ...        4,948
        900   Ceridian Corporation+ ..............       17,253
      8,700   Cisco Systems, Inc.+ ...............      158,340
      1,100   Compaq Computer Corporation ........       17,039
      2,800   Computer Associates International,
               Inc. ..............................      100,800
      1,300   Compuware Corporation+ .............       18,187
      3,800   Dell Computer Corporation+ .........       98,610
      2,400   EMC Corporation+ ...................       69,720
      1,000   Gateway, Inc.+ .....................       16,450
      1,800   Hewlett-Packard Company ............       51,480
        800   Inforte Corporation+ ...............        9,784
      1,500   International Business Machines
               Corporation .......................      169,500
      2,600   J.D. Edwards & Company+ ............       36,764
        400   Juniper Networks, Inc.+ ............       12,440
        400   Legato Systems, Inc.+ ..............        6,380
        500   Lexmark International, Inc.+ .......       33,625
      6,500   Microsoft Corporation+ .............      471,900
        200   Netegrity, Inc.+ ...................        6,000
      1,600   Network Associates, Inc.+ ..........       19,920
        500   NVIDIA Corporation+ ................       46,375
        961   Openwave Systems, Inc.+ ............       33,347
      3,500   Oracle Corporation+ ................       66,500
        800   PeopleSoft, Inc.+ ..................       39,384
        500   RadiSys Corporation+ ...............       11,425
        200   Redback Networks, Inc.+ ............        1,784
      4,600   Sun Microsystems, Inc.+ ............       72,312
      1,700   Sybase, Inc.+ ......................       27,965
        800   Take-Two Interactive Software, Inc.+       14,840
        500   Vastera, Inc.+ .....................        7,100
        200   VeriSign, Inc.+ ....................       12,002
        344   VERITAS Software Corporation+ ......       22,886
      1,300   Vignette Corporation+ ..............       11,531
        200   webMethods, Inc.+ ..................        4,236
                                                   ------------
                                                      1,847,606
                                                   ------------
   CONSUMER PRODUCTS -- 3.0%
        900   Avery Dennison Corporation .........       45,945
        700   Avon Products, Inc. ................       32,396
        500   Colgate-Palmolive Company ..........       29,495
        100   DIMON, Inc. ........................        1,000
        500   The Estee Lauder Companies, Inc.,
               Class A ...........................       21,550
      3,500   The Gillette Company ...............      101,465
      1,300   Kimberly-Clark Corporation .........       72,670

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- (CONTINUED)
   CONSUMER PRODUCTS -- (CONTINUED)
      4,200   Philip Morris Companies, Inc. ...... $    213,150
      3,400   The Procter & Gamble Company .......      216,920
        500   Snap-On, Inc. ......................       12,080
                                                   ------------
                                                        746,671
                                                   ------------
   ELECTRONICS -- 1.2%
        800   Emerson Electric Company ...........       48,400
        400   Fairchild Semiconductor Corporation,
               Class A+ ..........................        9,200
        600   Millipore Corporation ..............       37,188
        400   Numerical Technologies, Inc.+ ......        8,400
      1,100   Parker-Hannifin Corporation ........       46,684
        400   PerkinElmer, Inc. ..................       11,012
        500   Polycom, Inc.+ .....................       11,545
        300   Sanmina Corporation+ ...............        7,023
        400   SCI Systems, Inc.+ .................       10,200
        300   Symbol Technologies, Inc. ..........        6,660
      3,900   Thermo Electron Corporation+ .......       85,878
        500   Waters Corporation+ ................       13,805
                                                   ------------
                                                        295,995
                                                   ------------
   FINANCIAL SERVICES -- 5.0%
      1,500   American Express Company ...........       58,200
        400   The Bear Stearns Companies, Inc. ...       23,588
        100   The BISYS Group, Inc.+ .............        5,900
      3,400   The Charles Schwab Corporation .....       52,020
      5,646   Citigroup, Inc. ....................      298,335
        200   Concord EFS, Inc.+ .................       10,402
      2,300   Fannie Mae .........................      195,845
      1,000   Federated Investors, Inc., Class B .       32,200
      1,200   First Data Corporation .............       77,100
      2,000   Freddie Mac ........................      140,000
        900   Household International, Inc. ......       60,030
        900   IndyMac Bancorp, Inc.+ .............       24,120
        150   MBIA, Inc. .........................        8,352
      1,000   Merrill Lynch & Company, Inc. ......       59,250
        500   Moody's Corporation ................       16,750
      1,400   Morgan Stanley Dean Witter & Company       89,922
        200   Stilwell Financial, Inc. ...........        6,712
        400   SunGard Data Systems, Inc.+ ........       12,004
        600   Waddell & Reed Financial, Inc.,
               Class A ...........................       19,050
      2,300   Washington Mutual, Inc. ............       86,365
                                                   ------------
                                                      1,276,145
                                                   ------------
   FOOD AND BEVERAGES -- 1.3%
      2,700   The Coca-Cola Company ..............      121,500
        400   Hershey Foods Corporation ..........       24,684
        900   McCormick & Company, Inc. ..........       37,818
      1,000   PepsiCo, Inc. ......................       44,200
        200   The Pepsi Bottling Group, Inc. .....        8,020
        500   The Quaker Oats Company ............       45,625
      1,100   Wrigley (W.M.) Jr. Company .........       51,535
                                                   ------------
                                                        333,382
                                                   ------------
   HEALTH CARE -- 1.0%
        600   Bausch & Lomb, Inc. ................       21,744
        800   Biomet, Inc. .......................       38,448
      1,037   Cygnus, Inc.+ ......................       10,629
      1,600   Guidant Corporation+ ...............       57,600
        500   HCA, Inc. ..........................       22,595
      2,000   Medtronic, Inc. ....................       92,020
        100   St. Jude Medical, Inc.+ ............        6,000
                                                   ------------
                                                        249,036
                                                   ------------

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   HOTELS/RESORTS -- 0.2%
      1,200   Harrah's Entertainment, Inc.+ ...... $     42,360
                                                   ------------
   INSURANCE -- 2.0%
      1,700   AFLAC, Inc.                                53,533
        500   Allmerica Financial Corporation ....       28,750
        800   The Allstate Corporation ...........       35,192
      3,041   American International Group, Inc.        261,526
        600   The Hartford Financial Services
               Group, Inc. .......................       41,040
        200   Hilb, Rogal and Hamilton Company ...        8,750
        400   Marsh & McLennan Companies, Inc. ...       40,400
        300   Protective Life Corporation ........       10,311
        500   Reinsurance Group of America, Inc. .       18,950
      1,300   UICI+ ..............................       16,575
                                                   ------------
                                                        515,027
                                                   ------------
   LEISURE ENTERTAINMENT -- 0.5%
      3,900   The Walt Disney Company                   112,671
                                                   ------------
   MANUFACTURING -- 5.2%
      1,700   Alcoa, Inc. ........................       66,980
        500   American Standard Companies, Inc.+ .       30,050
      2,100   Caterpillar, Inc. ..................      105,105
      1,500   Cross (A.T.) Company, Class A+ .....        9,975
      1,000   Danaher Corporation ................       56,000
        700   Eaton Corporation ..................       49,070
      1,700   Federal Signal Corporation .........       39,899
     12,700   General Electric Company ...........      619,125
        300   Illinois Tool Works, Inc. ..........       18,990
        600   Ingersoll-Rand Company .............       24,720
      1,600   Minnesota Mining and Manufacturing
               Company ...........................      182,560
        100   Newport News Shipbuilding, Inc. ....        6,125
        300   SPX Corporation+ ...................       37,554
      1,000   Tyco International Ltd. ............       54,500
        500   York International Corporation .....       17,510
                                                   ------------
                                                      1,318,163
                                                   ------------
   METALS/MINING -- 0.1%
        800   Phelps Dodge Corporation ...........       33,200
                                                   ------------
   MUTUAL FUNDS -- 3.4%
      7,500   Vanguard Total Stock Market VIPERs .      848,625
                                                   ------------
   OIL AND GAS -- 4.1%
      2,400   Chevron Corporation ................      217,200
      8,000   Conoco, Inc., Class A ..............      225,600
      2,000   Conoco, Inc., Class B ..............       57,800
        200   ENSCO International, Inc. ..........        4,680
      1,800   Exxon Mobil Corporation ............      157,230
        500   Halliburton Company ................       17,800
        100   Marine Drilling Companies, Inc.+ ...        1,911
      2,400   Praxair, Inc. ......................      112,800
        500   Smith International, Inc.+ .........       29,950
        500   Spinnaker Exploration Company+ .....       19,930
        400   Texaco, Inc. .......................       26,640
        700   Tosco Corporation ..................       30,835
      2,900   USX-Marathon Group .................       85,579
      1,100   Weatherford International, Inc.+ ...       52,800
                                                   ------------
                                                      1,040,755
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 0.8%
        900   Boise Cascade Corporation ..........       31,653
        600   Bowater, Inc. ......................       26,844
        552   Georgia-Pacific Group ..............       18,685
      1,600   International Paper Company ........       57,120
        500   The Mead Corporation ...............       13,570

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- (CONTINUED)
   PAPER AND FOREST PRODUCTS -- (CONTINUED)
      1,400   Smurfit-Stone Container Corporation+ $     22,680
        400   Temple-Inland, Inc. ................       21,316
        300   Weyerhaeuser Company ...............       16,491
                                                   ------------
                                                        208,359
                                                   ------------
   PHARMACEUTICALS -- 7.1%
        800   Abbott Laboratories ................       38,408
        400   Allergan, Inc. .....................       34,200
      4,400   American Home Products Corporation .      257,136
      1,600   Amgen, Inc.+ .......................       97,088
        100   Andrx Group+ .......................        7,700
        200   Applera Corporation-Celera Genomics
               Group+ ............................        7,932
        300   Biogen, Inc.+ ......................       16,308
      5,300   Bristol-Myers Squibb Company .......      277,190
      2,527   Cardinal Health, Inc. ..............      174,363
        300   COR Therapeutics, Inc.+ ............        9,150
      1,900   Eli Lilly & Company ................      140,600
        300   Gilead Sciences, Inc.+ .............       17,457
        200   Human Genome Sciences, Inc.+ .......       12,050
        400   IDEC Pharmaceuticals Corporation+ ..       27,076
        200   ImClone Systems, Inc.+ .............       10,560
      1,000   Immunex Corporation+ ...............       17,750
      1,900   IMS Health, Inc. ...................       54,150
        200   Medarex, Inc.+ .....................        4,700
        600   MedImmune, Inc.+ ...................       28,320
      1,800   Merck & Company, Inc. ..............      115,038
        600   Millennium Pharmaceuticals, Inc.+ ..       21,348
      9,600   Pfizer, Inc. .......................      384,480
        100   Protein Design Labs, Inc.+ .........        8,676
        300   Sepracor, Inc.+ ....................       11,940
        400   Syncor International Corporation+ ..       12,400
        300   Vertex Pharmaceuticals, Inc.+ ......       14,850
                                                   ------------
                                                      1,800,870
                                                   ------------
   PRINTING/PUBLISHING -- 0.1%
        500   Tribune Company ....................       20,005
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.2%
      1,200   Apartment Investment & Management
               Company, Class A ..................       57,840
                                                   ------------
   RESTAURANTS -- 0.4%
        800   CEC Entertainment, Inc.+ ...........       39,480
      1,320   Jack in the Box, Inc.+ .............       34,452
        400   McDonald's Corporation .............       10,824
        300   P.F. Chang's China Bistro, Inc.+ ...       11,370
                                                   ------------
                                                         96,126
                                                   ------------
   RETAIL -- 2.4%
        900   Abercrombie & Fitch Company, Class A+      40,050
        500   AnnTaylor Stores Corporation+ ......       17,900
        700   Best Buy Company, Inc.+ ............       44,464
      1,900   Big Lots, Inc.+ ....................       25,992
        600   BJ's Wholesale Club, Inc.+ .........       31,956
        200   CDW Computer Centers, Inc.+ ........        7,942
        700   CVS Corporation ....................       27,020
      1,200   Dillard's, Inc., Class A ...........       18,324
        300   Duane Reade, Inc.+ .................        9,750
      2,700   Family Dollar Stores, Inc. .........       69,201
        300   The Gap, Inc. ......................        8,700
        400   The Home Depot, Inc. ...............       18,620
        400   Insight Enterprises, Inc.+ .........        9,800
      6,600   Kmart Corporation+ .................       75,702
        500   The Neiman Marcus Group, Inc.,
               Class A+ ..........................       15,500


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   RETAIL -- (CONTINUED)
        200   Pacific Sunwear of California,
               Inc.+ ............................. $      4,486
        900   Pier 1 Imports, Inc. ...............       10,350
      3,100   Rite Aid Corporation+ ..............       27,900
        200   SCP Pool Corporation+ ..............        6,888
        500   Tech Data Corporation+ .............       16,680
        300   Ultimate Electronics, Inc.+ ........        9,726
      2,200   Wal-Mart Stores, Inc. ..............      107,360
                                                   ------------
                                                        604,311
                                                   ------------
   SEMICONDUCTORS -- 2.3%
      1,400   Altera Corporation+ ................       40,600
        400   Analog Devices, Inc.+ ..............       17,300
        200   Applied Materials, Inc.+ ...........        9,820
        400   Applied Micro Circuits Corporation+         6,880
      2,600   Atmel Corporation+ .................       35,074
      1,100   Broadcom Corporation, Class A+ .....       47,036
        500   Integrated Device Technology, Inc.+        15,845
      7,900   Intel Corporation ..................      231,075
        200   Intersil Corporation+ ..............        7,280
        500   KLA-Tencor Corporation+ ............       29,235
      1,000   Lam Research Corporation+ ..........       29,650
      1,000   Micron Technology, Inc.+ ...........       41,100
        700   National Semiconductor Corporation+        20,384
        400   Teradyne, Inc.+ ....................       13,240
        800   Texas Instruments, Inc. ............       25,200
        300   Vitesse Semiconductor Corporation+ .        6,312
        200   Xilinx, Inc.+ ......................        8,248
                                                   ------------
                                                        584,279
                                                   ------------
   SERVICES -- 0.7%
        100   Arbitron, Inc.+ ....................        2,410
        200   BEA Systems, Inc.+ .................        6,142
        600   Ecolab, Inc. .......................       24,582
      1,500   Fluor Corporation ..................       67,725
      1,400   Sabre Holdings Corporation+ ........       70,000
                                                   ------------
                                                        170,859
                                                   ------------
   TELECOMMUNICATIONS -- 5.5%
        300   Aether Systems, Inc.+ ..............        2,655
      7,800   AT&T Corporation ...................      171,600
      7,100   BellSouth Corporation ..............      285,917
      1,400   CIENA Corporation+ .................       53,200
      4,900   Citizens Communications Company+ ...       58,947
        300   CommScope, Inc.+ ...................        7,050
        800   Comverse Technology, Inc.+ .........       46,096
        200   EchoStar Communications Corporation,
               Class A+ ..........................        6,484
        200   Finisar Corporation+ ...............        3,736
      1,000   General Motors Corporation, Class H+       20,250
        800   Lucent Technologies, Inc. ..........        4,960
      1,000   Nextel Communications, Inc., Class A+      17,500
      1,200   QUALCOMM, Inc.+ ....................       70,176
        600   RF Micro Devices, Inc.+ ............       16,080
        100   SBA Communications Corporation+ ....        2,475
      7,600   SBC Communications, Inc. ...........      304,456
        300   Scientific-Atlanta, Inc. ...........       12,180
        900   Spectrasite Holdings, Inc.+ ........        6,516
      1,200   TeleCorp PCS, Inc., Class A+ .......       23,244
        800   Triton PCS Holdings, Inc., Class A+        32,800
      4,400   Verizon Communications, Inc. .......      235,400
        300   Western Wireless Corporation,
               Class A+ ..........................       12,900
         12   WorldCom, Inc.-MCI Group ...........          193
                                                   ------------
                                                      1,394,815
                                                   ------------


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                         ASSET ALLOCATION GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- (CONTINUED)
   TRANSPORTATION -- 1.1%
      2,500   Burlington Northern Santa Fe
               Corporation ....................... $     75,425
        100   C.H. Robinson Worldwide, Inc. ......        2,789
        200   CNF, Inc. ..........................        5,650
        900   Expeditors International of
               Washington, Inc. ..................       53,999
        450   Genesee & Wyoming, Inc., Class A+ ..        8,775
        700   Landstar System, Inc.+ .............       47,614
      1,600   Union Pacific Corporation ..........       87,856
                                                   ------------
                                                        282,108
                                                   ------------
   UTILITIES -- 1.0%
      2,200   The AES Corporation+ ...............       94,710
        400   Covanta Energy Corporation+ ........        7,384
      1,700   Enron Corporation ..................       83,300
        800   Kinder Morgan, Inc. ................       40,200
        600   SCANA Corporation ..................       17,040
        900   The Southern Company ...............       20,925
                                                   ------------
                                                        263,559
                                                   ------------
   WASTE MANAGEMENT -- 0.1%
      1,700   Republic Services, Inc.+ ...........       33,745
                                                   ------------
              Total Common Stocks
               (Cost $17,173,671) ................   16,784,799
                                                   ------------
RIGHTS -- 0.0%#
   (Cost $0)
        100   Seagate Tax Refund Rights+ .........            8
                                                   ------------
MONEY MARKET FUND -- 0.8%
   (Cost $208,213)
    208,213   Fidelity Money Market Central Fund .      208,213
                                                   ------------
   PRINCIPAL
    AMOUNT
    --------------
U.S. TREASURY BONDS -- 22.3%
    304,000    4.625% due 05/15/2006 .............      299,915
    188,000    8.875% due 08/15/2017 .............      246,618
    598,000    10.375% due 11/15/2012 ............      757,358
    402,000    11.250% due 02/15/2015 ............      608,873
  2,647,000    14.000% due 11/15/2011 ............    3,736,820
                                                   ------------
              Total U.S. Treasury Bonds
               (Cost $5,656,690) .................    5,649,584
                                                   ------------
TOTAL INVESTMENTS (COST $23,038,574*) ....  89.4%    22,642,604
OTHER ASSETS AND LIABILITIES (NET) .......  10.6      2,690,868
                                           -----   ------------
NET ASSETS ............................... 100.0%  $ 25,333,472
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
 # Amount is less than 0.1%.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- 95.3%
   AEROSPACE/DEFENSE -- 1.7%
    158,700   Lockheed Martin Corporation ........ $  5,879,835
                                                   ------------
   AUTOMOTIVE -- 1.8%
     29,200   Dana Corporation ...................      681,528
     72,600   Ford Motor Company .................    1,782,330
    100,000   Genuine Parts Company ..............    3,150,000
     15,400   TRW, Inc. ..........................      631,400
                                                   ------------
                                                      6,245,258
                                                   ------------
   BANKS -- 9.3%
     50,300   Bank of America Corporation ........    3,019,509
    116,300   Bank One Corporation ...............    4,163,540
    137,361   FleetBoston Financial Corporation ..    5,418,892
     89,620   J.P. Morgan Chase & Company ........    3,997,052
    173,400   Mellon Financial Corporation .......    7,976,400
     54,900   Mercantile Bankshares Corporation ..    2,148,237
     63,000   National City Corporation ..........    1,939,140
     41,500   U.S. Bancorp .......................      945,785
     59,000   Wells Fargo & Company ..............    2,739,370
                                                   ------------
                                                     32,347,925
                                                   ------------
   CHEMICALS -- 3.1%
     69,300   The Dow Chemical Company ...........    2,304,225
     94,000   du Pont (E.I.) de Nemours & Company     4,534,560
     72,000   Great Lakes Chemical Corporation ...    2,221,200
    136,500   Hercules, Inc.+ ....................    1,542,450
                                                   ------------
                                                     10,602,435
                                                   ------------
   COMPUTER INDUSTRY -- 2.3%
      5,000   BMC Software, Inc.+ ................      112,700
     83,500   Compaq Computer Corporation ........    1,293,415
     81,600   Hewlett-Packard Company ............    2,333,760
     43,200   Microsoft Corporation+ .............    3,136,320
     67,200   Unisys Corporation+ ................      988,512
                                                   ------------
                                                      7,864,707
                                                   ------------
   CONSUMER PRODUCTS -- 9.7%
     31,600   The Black & Decker Corporation .....    1,246,936
     70,800   The Clorox Company .................    2,396,580
     74,800   Eastman Kodak Company ..............    3,491,664
     85,000   Fortune Brands, Inc. ...............    3,260,600
    116,800   The Gillette Company ...............    3,386,032
    154,800   Hasbro, Inc. .......................    2,236,860
    101,900   International Flavors & Fragrances,
               Inc. ..............................    2,560,747
     33,300   Kimberly-Clark Corporation .........    1,861,470
     25,000   Newell Rubbermaid, Inc. ............      627,500
     57,000   Philip Morris Companies, Inc. ......    2,892,750
     50,200   The Procter & Gamble Company .......    3,202,760
     63,500   The Stanley Works ..................    2,658,745
    126,500   UST, Inc. ..........................    3,650,790
                                                   ------------
                                                     33,473,434
                                                   ------------
   ELECTRONICS -- 1.6%
     81,500   Hubbell, Inc., Class B .............    2,363,500
     86,500   Rockwell International Corporation .    3,297,380
                                                   ------------
                                                      5,660,880
                                                   ------------
   FINANCIAL SERVICES -- 4.4%
     88,366   Citigroup, Inc. ....................    4,669,259
     56,900   Fannie Mae .........................    4,845,035
     36,000   H&R Block, Inc. ....................    2,323,800
     68,700   Moody's Corporation ................    2,301,450
     40,500   The New Dun & Bradstreet Corporation+   1,142,100
                                                   ------------
                                                     15,281,644
                                                   ------------


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   FOOD AND BEVERAGES -- 5.2%
     47,200   Brown-Forman Corporation, Class B .. $  3,017,968
     79,800   Campbell Soup Company ..............    2,054,850
     77,300   General Mills, Inc. ................    3,384,194
     56,500   H.J. Heinz Company .................    2,310,285
     65,800   Hershey Foods Corporation ..........    4,060,518
     35,000   Kellogg Company ....................    1,015,000
     49,800   McCormick & Company, Inc. ..........    2,092,596
                                                   ------------
                                                     17,935,411
                                                   ------------
   HEALTH CARE -- 0.7%
     63,500   Becton, Dickinson & Company ........    2,272,665
                                                   ------------
   HOTELS/RESORTS -- 1.8%
    176,300   Hilton Hotels Corporation ..........    2,045,080
    110,500   Starwood Hotels & Resorts Worldwide,
               Inc. ..............................    4,119,440
                                                   ------------
                                                      6,164,520
                                                   ------------
   INSURANCE -- 6.4%
    108,300   American General Corporation .......    5,030,535
     54,400   Aon Corporation ....................    1,904,000
     50,400   The Chubb Corporation ..............    3,902,472
     50,700   Lincoln National Corporation .......    2,623,725
     83,500   SAFECO Corporation .................    2,463,250
     37,600   The St. Paul Companies, Inc. .......    1,905,944
    138,400   UnumProvident Corporation ..........    4,445,408
                                                   ------------
                                                     22,275,334
                                                   ------------
   LEISURE ENTERTAINMENT -- 1.0%
    116,900   The Walt Disney Company ............    3,377,241
                                                   ------------
   MANUFACTURING -- 4.5%
     27,500   Armstrong Holdings, Inc.+ ..........       97,625
     31,600   Cooper Industries, Inc. ............    1,251,044
     25,300   Eaton Corporation ..................    1,773,530
    133,600   Honeywell International, Inc. ......    4,674,664
     37,500   Minnesota Mining and Manufacturing
               Company ...........................    4,278,750
    143,500   Pall Corporation ...................    3,376,555
                                                   ------------
                                                     15,452,168
                                                   ------------
   METALS/MINING -- 0.4%
     31,700   Phelps Dodge Corporation ...........    1,315,550
                                                   ------------
   OIL AND GAS -- 11.5%
     40,100   Amerada Hess Corporation ...........    3,240,080
     39,200   Baker Hughes, Inc. .................    1,313,200
    128,224   BP Amoco Plc, ADR ..................    6,391,966
     55,600   Chevron Corporation ................    5,031,800
    100,962   Exxon Mobil Corporation ............    8,819,031
     68,900   Royal Dutch Petroleum Company,
               NY Shares .........................    4,014,803
     81,100   Texaco, Inc. .......................    5,401,260
    109,900   Unocal Corporation .................    3,753,085
     62,500   USX-Marathon Group .................    1,844,375
                                                   ------------
                                                     39,809,600
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.5%
    122,893   International Paper Company ........    4,387,280
     34,600   The Mead Corporation ...............      939,044
                                                   ------------
                                                      5,326,324
                                                   ------------
   PHARMACEUTICALS -- 4.5%
     64,400   Abbott Laboratories ................    3,091,844
     99,400   American Home Products Corporation .    5,808,936
     58,400   Bristol-Myers Squibb Company .......    3,054,320
     22,447   Pharmacia Corporation ..............    1,031,440
     74,600   Schering-Plough Corporation ........    2,703,504
                                                   ------------
                                                     15,690,044
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              EQUITY INCOME SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- (CONTINUED)
   PRINTING/PUBLISHING -- 2.6%
     76,800   Donnelley (R.R.) & Sons Company .... $  2,280,960
     39,800   Dow Jones & Company, Inc. ..........    2,376,458
     62,800   Knight-Ridder, Inc. ................    3,724,040
     21,300   The Reader's Digest Association,
               Inc., Class A .....................      612,375
                                                   ------------
                                                      8,993,833
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.6%
     82,700   Rouse Company ......................    2,369,355
    100,400   Simon Property Group, Inc. .........    3,008,988
                                                   ------------
                                                      5,378,343
                                                   ------------
   RESTAURANTS -- 0.9%
    110,200   McDonald's Corporation .............    2,982,012
                                                   ------------
   RETAIL -- 2.6%
     24,300   Albertson's, Inc. ..................      728,757
     58,500   J.C. Penney Company, Inc. ..........    1,542,060
     79,100   May Department Stores Company ......    2,709,966
    168,100   Toys "R" Us, Inc.+ .................    4,160,475
                                                   ------------
                                                      9,141,258
                                                   ------------
   SEMICONDUCTORS -- 1.6%
    232,600   Agere Systems, Inc., Class A+ ......    1,744,500
      8,384   Axcelis Technologies, Inc.+ ........      124,083
     44,600   Intel Corporation ..................    1,304,550
     76,300   Texas Instruments, Inc. ............    2,403,450
                                                   ------------
                                                      5,576,583
                                                   ------------
   SERVICES -- 0.3%
    100,200   Xerox Corporation ..................      958,914
                                                   ------------
   TELECOMMUNICATIONS -- 7.6%
     68,900   ALLTEL Corporation .................    4,220,814
    117,300   AT&T Corporation ...................    2,580,600
     80,100   BellSouth Corporation ..............    3,225,627
     59,500   Corning, Inc. ......................      994,245
     72,600   Lucent Technologies, Inc. ..........      450,120
    137,600   Motorola, Inc. .....................    2,278,656
    114,300   SBC Communications, Inc. ...........    4,578,858
    113,900   Sprint Corporation .................    2,432,904
    104,050   Verizon Communications, Inc. .......    5,566,675
                                                   ------------
                                                     26,328,499
                                                   ------------
   TRANSPORTATION -- 2.4%
    131,600   Norfolk Southern Corporation .......    2,724,120
    105,200   Union Pacific Corporation ..........    5,776,532
                                                   ------------
                                                      8,500,652
                                                   ------------
   UTILITIES -- 2.9%
     40,900   Duke Energy Corporation ............    1,595,509
     47,937   Exelon Corporation .................    3,073,720
     77,700   FirstEnergy Corporation ............    2,498,832
      4,995   Mirant Corporation+ ................      171,828
     76,200   Niagara Mohawk Holdings, Inc.+ .....    1,347,978
     63,300   The Southern Company ...............    1,471,725
                                                   ------------
                                                     10,159,592
                                                   ------------
   WASTE MANAGEMENT -- 1.4%
    155,900   Waste Management, Inc. .............    4,804,838
                                                   ------------
              Total Common Stocks
               (Cost $317,140,957) ...............  329,799,499
                                                   ------------



                                                       VALUE
                                                     (NOTE 1)
                                                   ------------

TOTAL INVESTMENTS (COST $317,140,957*) ...  95.3%  $329,799,499
OTHER ASSETS AND LIABILITIES (NET) .......   4.7     16,155,642
                                           -----   ------------
NET ASSETS ............................... 100.0%  $345,955,141
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.

                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                 ALL CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

COMMON STOCKS -- 86.7%
   BANKS -- 7.1%
     92,700   The Bank of New York Company, Inc. . $  4,449,600
    138,200   Banknorth Group, Inc. ..............    3,130,230
    132,700   FleetBoston Financial Corporation ..    5,235,015
     79,100   Mercantile Bankshares Corporation ..    3,095,183
                                                   ------------
                                                     15,910,028
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 5.8%
    136,400   AT&T Corporation-Liberty Media Group,
               Class A+ ..........................    2,385,636
     87,900   Fox Entertainment Group, Inc.,
               Class A+ ..........................    2,452,410
    122,500   The News Corporation Ltd., Preferred
               Shares, ADR .......................    3,969,000
    147,300   Sinclair Broadcast Group, Inc.,
               Class A+ ..........................    1,517,190
    303,265   UnitedGlobalCom, Inc., Class A+ ....    2,623,242
                                                   ------------
                                                     12,947,478
                                                   ------------
   CHEMICALS -- 2.9%
     54,200   OM Group, Inc. .....................    3,048,750
    327,100   PolyOne Corporation ................    3,405,111
                                                   ------------
                                                      6,453,861
                                                   ------------
   COMPUTER INDUSTRY -- 6.5%
    667,800   3Com Corporation+ ..................    3,172,050
    152,600   Compaq Computer Corporation ........    2,363,774
     65,600   Dell Computer Corporation+ .........    1,702,320
    543,200   Genuity, Inc.+ .....................    1,694,784
    162,400   Redback Networks, Inc.+ ............    1,448,608
    218,400   Sun Microsystems, Inc.+ ............    3,433,248
     84,200   Visual Networks, Inc.+ .............      736,750
                                                   ------------
                                                     14,551,534
                                                   ------------
   ELECTRONICS -- 1.4%
    174,700   Solectron Corporation+                  3,197,010
                                                   ------------
   FINANCIAL SERVICES -- 3.3%
    198,100   Washington Mutual, Inc.                 7,438,655
                                                   ------------
   FOOD AND BEVERAGES -- 8.2%
    218,300   ConAgra Foods, Inc. ................    4,324,523
    201,200   Hormel Foods Corporation ...........    4,897,208
     47,500   John B. Sanfilippo & Son, Inc.+ ....      249,375
    110,900   The Pepsi Bottling Group, Inc. .....    4,447,090
     45,300   PepsiCo, Inc. ......................    2,002,260
     27,400   The Quaker Oats Company ............    2,500,250
                                                   ------------
                                                     18,420,706
                                                   ------------
   HEALTH CARE -- 9.2%
     45,300   Baxter International, Inc. .........    2,219,700
    165,000   HCA, Inc. ..........................    7,456,350
    164,100   Health Management Associates, Inc.,
               Class A+ ..........................    3,452,664
    110,600   Nycomed Amersham Plc, ADR ..........    4,036,900
     73,600   Universal Health Services, Inc.,
               Class B ...........................    3,348,800
                                                   ------------
                                                     20,514,414
                                                   ------------
   MANUFACTURING -- 2.3%
    221,900   AK Steel Holding Corporation .......    2,782,626
     60,600   Alcoa, Inc. ........................    2,387,640
                                                   ------------
                                                      5,170,266
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------

   OIL AND GAS -- 4.4%
     56,400   3TEC Energy Corporation+ ........... $    902,400
     70,500   Diamond Offshore Drilling, Inc. ....    2,330,025
     54,600   Seacor Smit, Inc.+ .................    2,552,004
     90,800   Suncor Energy, Inc. ................    2,333,560
    142,000   Tesoro Petroleum Corporation+ ......    1,789,200
                                                   ------------
                                                      9,907,189
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.4%
     87,200   International Paper Company ........    3,113,040
                                                   ------------
   PHARMACEUTICALS -- 5.4%
     50,900   Abbott Laboratories ................    2,443,709
    180,800   Ligand Pharmaceuticals, Inc.
               Class B+ ..........................    2,043,040
     89,800   Medarex, Inc.+ .....................    2,110,300
    152,300   Novartis AG, ADR ...................    5,505,645
                                                   ------------
                                                     12,102,694
                                                   ------------
   PRINTING/PUBLISHING -- 0.7%
    227,700   PRIMEDIA, Inc.+ ....................    1,546,083
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.5%
    112,400   Archstone Communities Trust ........    2,897,672
     87,500   Equity Office Properties Trust .....    2,767,625
                                                   ------------
                                                      5,665,297
                                                   ------------
   RESTAURANTS -- 1.6%
    138,600   Wendy's International, Inc. ........    3,539,844
                                                   ------------
   RETAIL -- 11.6%
    154,400   Costco Wholesale Corporation+ ......    6,342,752
    111,100   Federated Department Stores, Inc.+ .    4,721,750
     12,500   The Neiman Marcus Group, Inc.,
               Class A+ ..........................      387,500
     72,500   Pathmark Stores, Inc.+ .............    1,783,500
    175,100   Safeway, Inc.+ .....................    8,404,800
    275,400   Staples, Inc.+ .....................    4,403,646
                                                   ------------
                                                     26,043,948
                                                   ------------
   SEMICONDUCTORS -- 0.2%
     21,700   Applied Micro Circuits Corporation+       373,240
                                                   ------------
   SERVICES -- 0.5%
      8,300   Organic, Inc.+ .....................        3,569
     42,900   Paradigm Geophysical Ltd. ..........      268,125
    161,900   Scient Corporation+ ................      150,567
    383,100   Viant Corporation+ .................      716,397
                                                   ------------
                                                      1,138,658
                                                   ------------
   TELECOMMUNICATIONS -- 11.7%
    327,800   AT&T Corporation ...................    7,211,600
    199,700   Dobson Communications Corporation,
               Class A+ ..........................    3,404,885
    131,400   General Motors Corporation,
               Class H+ ..........................    2,660,850
    169,600   Latitude Communications, Inc.+ .....      339,200
    154,700   Motorola, Inc. .....................    2,561,832
    174,600   NTL, Inc.+ .........................    2,103,930
     65,500   SBC Communications, Inc. ...........    2,623,930
     99,100   Verizon Communications, Inc. .......    5,301,850
                                                   ------------
                                                     26,208,077
                                                   ------------
              Total Common Stocks
               (Cost $190,432,799) ...............  194,242,022
                                                   ------------
PREFERRED STOCKS -- 0.2%
   (Cost $896,292)
   BROADCAST, RADIO AND TELEVISION -- 0.2%
     43,600   UnitedGlobalCom, Inc. ..............      446,900
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                 ALL CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------

CORPORATE BONDS AND NOTES -- 2.4%
   COMPUTER INDUSTRY -- 1.1%
 $3,199,000   DoubleClick, Inc.,
               4.750% due 03/15/2006 ............. $  2,351,265
                                                   ------------
   OIL AND GAS-- 0.2%
  3,320,000   Friede Goldman Halter,
               4.500% due 09/15/2004(b) ..........      514,600
                                                   ------------
   TELECOMMUNICATIONS -- 1.1%
              Nextlink Communications:
  4,410,000    9.000% due 03/15/2008 .............    1,256,850
  1,625,000    10.500% due 12/01/2009 ............      528,125
  1,675,000    10.750% due 06/01/2009 ............      544,375
    515,000    12.500% due 04/15/2006 ............      177,675
                                                   ------------
                                                      2,507,025
                                                   ------------
              Total Corporate Bonds and Notes
               (Cost $6,645,166) .................    5,372,890
                                                   ------------
CONVERTIBLE BONDS -- 0.5%
   (Cost $1,568,977)
   TELECOMMUNICATIONS -- 0.5%
  5,415,000  XO Communications, Inc.
               5.750% due 01/15/2009** ...........    1,083,000
                                                   ------------
     NUMBER OF              EXPIRATION   STRIKE
     CONTRACTS                 DATE      PRICE
     ---------              ----------   ------
PUT STOCK OPTIONS PURCHASED -- 0.1%
         53  S&P 500 ...... 07/21/2001   $1,175.00       20,140
         54  S&P 500 ...... 08/18/2001    1,150.00       45,900
         54  S&P 500 ...... 09/22/2001    1,125.00       62,100
        215  Tyco International 07/21/2001   50.00       15,050
                                                   ------------
              Total Put Stock Options Purchased
               (Cost $247,974) ...................      143,190
                                                   ------------
   PRINCIPAL
    AMOUNT
   ---------
REPURCHASE AGREEMENT -- 11.3%
   (Cost $25,310,000)
 25,310,000   Agreement with J.P. Morgan Securities,
               Inc., 3.85% dated 6/29/2001 to be
               repurchased at $25,318,120 on
               7/2/2001, collateralized by
               $20,595,000 U.S. Treasury Bonds,
               8.00% due 11/15/2021 (market value
               $25,820,981) ......................   25,310,000
                                                   ------------
TOTAL INVESTMENTS (COST $225,101,208*) .... 101.2%  226,598,002
OTHER ASSETS AND LIABILITES (NET) .........  (1.2)   (2,646,201)
                                            -----  ------------
NET ASSETS ................................ 100.0% $223,951,801
                                            =====  ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
(b) Security is in default.

                            GLOSSARY OF TERMS
                  ADR -- American Depository Receipt


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 61.8%
   AEROSPACE/DEFENSE -- 0.4%
      3,815   The Boeing Company ................. $    212,114
                                                   ------------
   AUTOMOTIVE -- 1.5%
      6,242   Bayerische Motoren Werke (BMW) AG ..      206,615
     25,215   Delphi Automotive Systems
               Corporation .......................      401,675
      4,370   Harley-Davidson, Inc. ..............      205,740
                                                   ------------
                                                        814,030
                                                   ------------
   BANKS -- 2.4%
      3,170   Bank of America Corporation ........      190,295
      7,210   J.P. Morgan Chase & Company ........      321,566
     36,025   U.S. Bancorp .......................      821,010
                                                   ------------
                                                      1,332,871
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 9.9%
     21,212   AOL Time Warner, Inc.+ .............    1,124,236
     81,310   AT&T Corporation-Liberty Media Group,
               Class A+ ..........................    1,422,112
     34,940   Comcast Corporation, Special
               Class A+ ..........................    1,516,396
     14,165   Cox Communications, Inc., Class A+ .      627,509
     14,963   Viacom, Inc., Class B+ .............      774,335
                                                   ------------
                                                      5,464,588
                                                   ------------
   CHEMICALS -- 1.0%
      9,350   du Pont (E.I.) de Nemours & Company       451,044
      7,155   Solutia, Inc. ......................       91,226
                                                   ------------
                                                        542,270
                                                   ------------
   COMPUTER INDUSTRY -- 4.2%
     17,410   Apple Computer, Inc.+ ..............      404,782
     16,810   Ceridian Corporation+ ..............      322,248
      1,450   Electronic Arts, Inc.+ .............       83,955
     13,895   EMC Corporation+ ...................      403,650
      9,380   Microsoft Corporation+ .............      680,988
      3,270   VeriSign, Inc.+ ....................      196,233
      3,495   VERITAS Software Corporation+ ......      232,522
                                                   ------------
                                                      2,324,378
                                                   ------------
   CONSUMER PRODUCTS -- 1.1%
      9,125   The Procter & Gamble Company .......      582,175
                                                   ------------
   ELECTRONICS -- 0.2%
      1,800   Sony Corporation ...................      118,349
                                                   ------------
   FINANCIAL SERVICES -- 5.9%
     17,345   The Charles Schwab Corporation .....      265,378
     39,579   Citigroup, Inc. ....................    2,091,354
      1,280   The Goldman Sachs Group, Inc. ......      109,824
      7,840   Household International, Inc. ......      522,928
      2,170   Merrill Lynch & Company, Inc. ......      128,572
      4,990   NOVA Corporation+ ..................      156,935
                                                   ------------
                                                      3,274,991
                                                   ------------
   FOOD AND BEVERAGES -- 1.8%
     14,675   Anheuser-Busch Companies, Inc. .....      604,610
      4,730   PepsiCo, Inc. ......................      209,066
      2,230   The Quaker Oats Company ............      203,487
                                                   ------------
                                                      1,017,163
                                                   ------------
   HEALTH CARE -- 1.5%
      6,715   Guidant Corporation+ ...............      241,740
     12,585   Medtronic, Inc. ....................      579,036
                                                   ------------
                                                        820,776
                                                   ------------
   HOTELS/RESORTS -- 0.5%
     21,400   Park Place Entertainment
               Corporation+ ......................      258,940
                                                   ------------

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   INSURANCE -- 6.5%
     19,985   American General Corporation ....... $    928,303
      6,945   American International Group, Inc. .      597,270
        170   Berkshire Hathaway, Inc., Class B+ .      391,000
     12,310   John Hancock Financial Services,
               Inc. ..............................      495,601
      5,370   Marsh & McLennan Companies, Inc. ...      542,370
      4,620   PartnerRe Ltd. .....................      255,948
     11,855   Willis Group Holdings Ltd.+ ........      210,426
        444   Zurich Financial Services ..........      151,430
                                                   ------------
                                                      3,572,348
                                                   ------------
   LEISURE AND ENTERTAINMENT -- 0.6%
     15,550   Royal Carribean Cruises Ltd. .......      343,810
                                                   ------------
   MANUFACTURING -- 4.6%
     30,045   General Electric Company ...........    1,464,694
     10,450   Honeywell International, Inc. ......      365,645
        390   Minnesota Mining and Manufacturing
               Company ...........................       44,499
      2,430   Textron, Inc. ......................      133,747
      9,855   Tyco International Ltd. ............      537,098
                                                   ------------
                                                      2,545,683
                                                   ------------
   OIL AND GAS -- 4.1%
     10,130   Burlington Resources, Inc. .........      404,694
      6,605   Conoco, Inc., Class A ..............      186,261
     10,311   El Paso Corporation ................      541,740
     12,645   Exxon Mobil Corporation ............    1,104,541
                                                   ------------
                                                      2,237,236
                                                   ------------
   PHARMACEUTICALS -- 3.8%
      1,475   Allergan, Inc. .....................      126,113
     16,295   Bristol-Myers Squibb Company .......      852,229
      7,075   Merck & Company, Inc. ..............      452,163
     16,095   Pfizer, Inc. .......................      644,605
                                                   ------------
                                                      2,075,110
                                                   ------------
   PRINTING/PUBLISHING -- 0.3%
      4,860   Valassis Communications, Inc.+ .....      173,988
                                                   ------------
   RESTAURANTS -- 0.7%
     13,365   McDonald's Corporation .............      361,657
                                                   ------------
   RETAIL -- 1.4%
      3,605   Albertson's, Inc. ..................      108,114
      6,805   The Gap, Inc. ......................      197,345
     21,790   Mattel, Inc. .......................      412,267
      2,020   Tiffany & Company ..................       73,164
                                                   ------------
                                                        790,890
                                                   ------------
   SEMICONDUCTORS -- 3.0%
     11,605   Advanced Micro Devices, Inc.+ ......      335,152
      9,460   Linear Technology Corporation ......      418,321
     13,835   Maxim Integrated Products, Inc.+ ...      611,645
      9,460   Texas Instruments, Inc. ............      297,990
                                                   ------------
                                                      1,663,108
                                                   ------------
   SERVICES -- 1.4%
      1,400   Arbitron, Inc.+ ....................       33,740
      4,430   Fluor Corporation ..................      200,015
      6,955   KPMG Consulting, Inc.+ .............      106,759
      9,555   Paychex, Inc. ......................      382,200
      2,425   Robert Half International, Inc.+ ...       60,358
                                                   ------------
                                                        783,072
                                                   ------------
   TELECOMMUNICATIONS -- 1.7%
        810   America Movil S.A. de C.V.,
               Class L, ADR ......................       16,897
     19,460   AT&T Wireless Group+ ...............      318,171
      5,805   McLeodUSA, Inc., Class A+ ..........       26,645

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                            GROWTH AND INCOME SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   TELECOMMUNICATIONS -- (CONTINUED)
     17,805   Nokia Oyj, ADR ..................... $    392,422
     12,093   Telefonica S.A. ....................      149,059
        810   Telefonos de Mexico S.A., Class L,
               ADR ...............................       28,423
                                                   ------------
                                                        931,617
                                                   ------------
   TRANSPORTATION -- 0.7%
     10,005   Canadian Pacific Ltd. ..............      387,694
                                                   ------------
   UTILITIES -- 2.6%
      5,945   Duke Energy Corporation ............      231,914
     20,975   Enron Corporation ..................    1,027,775
      2,990   Kinder Morgan, Inc. ................      150,248
                                                   ------------
                                                      1,409,937
                                                   ------------
              Total Common Stocks
               (Cost $34,380,536) ................   34,038,795
                                                   ------------
PREFERRED STOCKS -- 0.7%
   (Cost $362,179)
   AUTOMOTIVE -- 0.7%
      1,114   Porsche AG .........................      383,832
                                                   ------------
   PRINCIPAL
    AMOUNT
    --------------
CORPORATE BONDS -- 3.7%
   AUTOMOTIVE -- 0.1%
   $ 50,000   DaimlerChrysler NA Holding Corporation,
               6.670% due 02/15/2002 .............       50,558
                                                   ------------
   BANKS -- 0.1%
     55,000   Firstar Bank, N.A.,
               7.125% due 12/01/2009 .............       56,285
                                                   ------------
   FINANCIAL SERVICES -- 2.9%
              Ford Motor Credit Company:
    130,000    6.550% due 09/10/2002 .............      132,524
    145,000    6.875% due 02/01/2006 .............      147,042
              General Electric Capital Corporation:
    295,000    5.350% due 03/30/2006 .............      291,629
    250,000    5.375% due 01/15/2003 .............      252,875
    400,000    5.375% due 04/23/2004 .............      402,800
     50,000    7.000% due 02/03/2003 .............       51,808
     50,000    7.000% due 03/01/2002 .............       50,985
              Merrill Lynch & Company:
     20,000    6.150% due 01/26/2006 .............       20,059
    230,000    6.800% due 11/03/2003 .............      237,837
                                                   ------------
                                                      1,587,559
                                                   ------------
   MANUFACTURING -- 0.1%
              Mattel, Inc.:
     15,000    6.000% due 07/15/2003 .............       14,839
     26,000    6.125% due 07/15/2005 .............       24,826
                                                   ------------
                                                         39,665
                                                   ------------
   RETAIL -- 0.5%
     50,000   Safeway, Inc.,
               7.000% due 09/15/2002 .............       50,946
    225,000   Wal-Mart Stores,
               6.875% due 08/01/2002 .............      230,634
                                                   ------------
                                                        281,580
                                                   ------------
   TELECOMMUNICATIONS -- 0.0%#
     10,000   Centurytel, Inc.,
               8.375% due 10/15/2010 .............       10,447
                                                   ------------
              Total Corporate Bonds
               (Cost $2,010,722) .................    2,026,094
                                                   ------------

  PRINCIPAL                                           VALUE
   AMOUNT                                            (NOTE 1)
  ---------                                        ------------
CONVERTIBLE BONDS -- 1.3%
   OIL AND GAS -- 0.0%#
 $   30,000   Devon Energy Corporation,
               3.802%(a) due 06/27/2005 .......... $     14,138
                                                   ------------
   SERVICES -- 0.1%
     45,000   BEA Systems, Inc.,
               4.000% due 12/15/2006 .............       53,606
                                                   ------------
   TELECOMMUNICATIONS-- 0.1%
     65,000   American Tower Corporation,
               5.000% due 02/15/2010** ...........       50,700
     10,000   NTL, Inc.,
               7.000% due 12/15/2008 .............        5,000
                                                   ------------
                                                         55,700
                                                   ------------
   UTILITIES -- 1.1%
      7,495   Reliant Energy,
               2.000%+++ due 09/15/29 ............      599,600
                                                   ------------
              Total Convertible Bonds
               (Cost $630,148) ...................      723,044
                                                   ------------
U.S. TREASURY NOTES -- 2.1%
   (Cost $1,116,673)
  1,105,000   5.250% due 08/15/2003 to 05/15/2004     1,124,949
                                                   ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 30.2%
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC):
 10,000,000    3.800%++ due 08/16/2001 ...........    9,950,389
  6,700,000    3.940%++ due 07/02/2001 ...........    6,698,533
                                                   ------------
              Total U.S. Government Agency Discount Notes
               (Cost $16,648,922) ................   16,648,922
                                                   ------------
TOTAL INVESTMENTS (COST $55,149,180*) ....  99.8%    54,945,636
OTHER ASSETS AND LIABILITIES (NET) .......   0.2        119,753
                                           -----   ------------
NET ASSETS ............................... 100.0%  $ 55,065,389
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Securities exempt from registration under rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
+++ Floating rate security. Rate shown is in effect at 06/30/01.
(a) The rate shown is the effective yield at date of purchase.
  # Amount is less than 0.1%.

                           GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               REAL ESTATE SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 93.2%
   APARTMENTS -- 18.7%
    105,600   Apartment Investment & Management
               Company, Class A .................. $  5,089,920
     82,500   Archstone Communities Trust ........    2,126,850
     47,464   Avalonbay Communities, Inc. ........    2,218,942
    103,287   Equity Residential Properties Trust     5,840,880
     40,000   Essex Property Trust, Inc. .........    1,982,000
     34,000   Smith, Charles E. Residential
               Realty, Inc. ......................    1,705,100
     74,000   United Dominion Realty Trust, Inc. .    1,061,900
      2,000   VelocityHSI, Inc.+ .................           80
                                                   ------------
                                                     20,025,672
                                                   ------------
   HEALTH CARE -- 2.4%
     45,000   Health Care REIT, Inc. .............    1,068,750
    134,500   Ventas, Inc. .......................    1,472,775
                                                   ------------
                                                      2,541,525
                                                   ------------
   HOTELS/RESORTS -- 7.9%
    245,000   Host Marriott Corporation ..........    3,067,400
     90,000   Innkeepers USA Trust ...............    1,078,200
     90,000   MeriStar Hospitality Corporation ...    2,137,500
     59,592   Starwood Hotels & Resorts
               Worldwide, Inc. ...................    2,221,590
                                                   ------------
                                                      8,504,690
                                                   ------------
   OFFICE/INDUSTRIAL -- 42.2%
     57,800   Alexandria Real Estate
               Equities, Inc. ....................    2,300,440
    107,300   AMB Property Corporation ...........    2,764,048
    125,100   Boston Properties, Inc. ............    5,116,590
     26,900   CarrAmerica Realty Corporation .....      820,450
     60,000   CenterPoint Properties Corporation,
               Class A ...........................    3,012,000
     90,000   Crescent Real Estate Equities Company   2,211,300
    115,000   Duke-Weeks Realty Corporation ......    2,857,750
    270,705   Equity Office Properties Trust .....    8,562,399
     69,300   First Industrial Realty Trust, Inc.     2,227,302
     40,600   Kilroy Realty Corporation ..........    1,181,460
     70,000   Liberty Property Trust .............    2,072,000
    148,200   Mission West Properties, Inc. ......    1,793,220
    117,500   Prentiss Properties Trust ..........    3,090,250
     40,000   ProLogis Trust .....................      908,800
     55,500   SL Green Realty Corporation ........    1,682,205
     75,700   Spieker Properties, Inc. ...........    4,538,215
                                                   ------------
                                                     45,138,429
                                                   ------------
   REGIONAL MALLS -- 8.5%
     66,200   CBL & Associates Properties, Inc. ..    2,031,678
     71,000   General Growth Properties, Inc. ....    2,794,560
    110,000   Simon Property Group, Inc. .........    3,296,700
     70,000   Taubman Centers, Inc. ..............      980,000
                                                   ------------
                                                      9,102,938
                                                   ------------
   RESTAURANTS -- 2.1%
     88,500   Franchise Finance Corporation
               of America ........................    2,222,235
                                                   ------------
   SELF STORAGE -- 3.5%
     77,962   Public Storage, Inc. ...............    2,311,573
     35,000   Public Storage, Inc., Series A .....      858,200
     20,000   Shurgard Storage Centers, Class A ..      625,000
                                                   ------------
                                                      3,794,773
                                                   ------------


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   SHOPPING CENTERS -- 7.9%
     62,200   Glimcher Realty Trust .............. $  1,113,380
     60,650   Kimco Realty Corporation ...........    2,871,778
     85,400   Vornado Realty Trust ...............    3,334,016
     25,000   Weingarten Realty Investors ........    1,096,250
                                                   ------------
                                                      8,415,424
                                                   ------------
              Total Common Stocks
               (Cost $87,870,269) ................   99,745,686
                                                   ------------
TOTAL INVESTMENTS (COST $87,870,269*) ....  93.2%    99,745,686
OTHER ASSETS AND LIABILITIES (NET) .......   6.8      7,299,577
                                           -----   ------------
NET ASSETS ............................... 100.0%  $107,045,263
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.

                                GLOSSARY OF TERMS
                      REIT -- Real Estate Investment Trust

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               VALUE EQUITY SERIES

                            JUNE 30, 2001 (UNAUDITED)

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 94.7%
   AEROSPACE/DEFENSE -- 1.0%
     40,000   The Boeing Company ................. $  2,224,000
                                                   ------------
   AUTOMOTIVE -- 1.1%
    140,000   Delphi Automotive Systems
               Corporation .......................    2,230,200
                                                   ------------
   BANKS -- 12.9%
     60,000   The Bank of New York Company, Inc. .    2,880,000
    137,500   Charter One Financial, Inc. ........    4,386,250
     90,000   Dime Bancorp, Inc. .................    3,352,500
    115,950   J.P. Morgan Chase & Company ........    5,171,370
     70,000   PNC Financial Services Group .......    4,605,300
    105,000   Synovus Financial Corporation ......    3,294,900
    150,000   U.S. Bancorp .......................    3,418,500
                                                   ------------
                                                     27,108,820
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 5.1%
     90,000   Gannett Company, Inc. ..............    5,931,000
     90,500   Viacom, Inc., Class A+ .............    4,800,120
                                                   ------------
                                                     10,731,120
                                                   ------------
   CHEMICALS -- 3.8%
     84,926   du Pont (E.I.) de Nemours & Company     4,096,830
    120,000   Rohm and Haas Company ..............    3,948,000
                                                   ------------
                                                      8,044,830
                                                   ------------
   COMPUTER INDUSTRY -- 5.8%
    172,800   Compaq Computer Corporation ........    2,676,672
     67,000   Electronic Data Systems Corporation     4,187,500
     46,750   International Business Machines
               Corporation .......................    5,282,750
                                                   ------------
                                                     12,146,922
                                                   ------------
   ELECTRONICS -- 2.0%
     92,150   Koninklijke (Royal) Philips
               Electronics N.V. ..................    2,435,524
    100,000   Solectron Corporation+ .............    1,830,000
                                                   ------------
                                                      4,265,524
                                                   ------------
   FINANCIAL SERVICES -- 10.3%
    111,125   Allied Capital Corporation .........    2,572,544
     38,000   Capital One Financial Corporation ..    2,280,000
    199,999   Citigroup, Inc. ....................   10,567,947
     25,000   Freddie Mac ........................    1,750,000
     59,000   Lehman Brothers Holdings, Inc. .....    4,587,250
                                                   ------------
                                                     21,757,741
                                                   ------------
   FOOD AND BEVERAGES -- 0.8%
     52,000   Kraft Foods, Inc., Class A+ ........    1,612,000
                                                   ------------
   HEALTH CARE -- 3.1%
     48,900   Bausch & Lomb, Inc. ................    1,772,136
    107,500   HCA, Inc. ..........................    4,857,925
                                                   ------------
                                                      6,630,061
                                                   ------------
   INSURANCE -- 3.8%
     80,000   The Hartford Financial Services
               Group, Inc. .......................    5,472,000
     80,000   MetLife, Inc. ......................    2,478,400
                                                   ------------
                                                      7,950,400
                                                   ------------


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   MANUFACTURING -- 8.4%
    125,000   Caterpillar, Inc. .................. $  6,256,250
    140,000   Dover Corporation ..................    5,271,000
     50,000   SPX Corporation+ ...................    6,259,000
                                                   ------------
                                                     17,786,250
                                                   ------------
   OIL AND GAS -- 18.4%
    116,040   BP Amoco Plc, ADR ..................    5,784,594
     96,933   Conoco, Inc., Class B ..............    2,801,364
    117,486   El Paso Corporation ................    6,172,714
     76,500   Exxon Mobil Corporation ............    6,682,275
    100,000   Praxair, Inc. ......................    4,700,000
    162,000   Santa Fe International Corporation .    4,698,000
     81,000   Transocean Sedco Forex, Inc. .......    3,341,250
    156,700   USX-Marathon Group .................    4,624,217
                                                   ------------
                                                     38,804,414
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 2.3%
    133,500   International Paper Company ........    4,765,950
                                                   ------------
   PHARMACEUTICALS -- 2.0%
     91,720   Pharmacia Corporation ..............    4,214,534
                                                   ------------
   RETAIL -- 1.8%
     92,000   Federated Department Stores, Inc.+ .    3,910,000
                                                   ------------
   SERVICES -- 2.1%
     90,000   Sabre Holdings Corporation+ ........    4,500,000
                                                   ------------
   TELECOMMUNICATIONS -- 10.0%
     67,647   General Motors Corporation,
               Class H+ ..........................    1,369,852
    150,000   Nextel Communications, Inc.,
               Class A+ ..........................    2,625,000
     80,000   Qwest Communications International,
               Inc. ..............................    2,549,600
     92,200   SBC Communications, Inc. ...........    3,693,532
    220,000   Sprint Corporation .................    4,699,200
    115,000   Verizon Communications, Inc. .......    6,152,500
                                                   ------------
                                                     21,089,684
                                                   ------------
              Total Common Stocks
               (Cost $187,603,677) ...............  199,772,450
                                                   ------------
   PRINCIPAL
    AMOUNT
  --------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 5.2%
   (Cost $10,964,514)
$10,966,000   Federal Home Loan Bank,
               2.440%++ due 07/02/2001 ...........   10,964,514
                                                   ------------
TOTAL INVESTMENTS (COST $198,568,191*) ...  99.9%   210,736,964
OTHER ASSETS AND LIABILITIES (NET) .......   0.1        141,118
                                           -----   ------------
NET ASSETS ............................... 100.0%  $210,878,082
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Annualized yield at date of purchase.

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                INVESTORS SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 90.4%
   BANKS -- 9.5%
     17,600   Bank of America Corporation ........ $  1,056,528
     21,700   The Bank of New York Company, Inc. .    1,041,600
      6,300   Comerica, Inc. .....................      362,880
     28,200   FleetBoston Financial Corporation ..    1,112,490
     22,000   J.P. Morgan Chase & Company ........      981,200
      2,800   SunTrust Banks, Inc. ...............      181,384
     34,300   U.S. Bancorp .......................      781,697
     13,300   Wells Fargo & Company ..............      617,519
                                                   ------------
                                                      6,135,298
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 2.6%
     28,600   AT&T Corporation-Liberty Media Group,
               Class A+ ..........................      500,214
        900   The News Corporation Ltd., ADR .....       33,435
     34,600   The News Corporation Ltd., Preferred
               Shares, ADR .......................    1,121,040
                                                   ------------
                                                      1,654,689
                                                   ------------
   CHEMICALS -- 0.7%
     14,400   The Dow Chemical Company ...........      478,800
                                                   ------------
   COMPUTER INDUSTRY -- 9.4%
     37,700   3Com Corporation+ ..................      179,075
     76,500   Compaq Computer Corporation ........    1,184,985
     19,500   Computer Associates International,
               Inc. ..............................      702,000
     34,100   Dell Computer Corporation+ .........      884,895
     73,700   Genuity, Inc.+ .....................      229,944
     29,400   Hewlett-Packard Company ............      840,840
     10,200   International Business Machines
               Corporation .......................    1,152,600
     57,100   Sun Microsystems, Inc.+ ............      897,612
                                                   ------------
                                                      6,071,951
                                                   ------------
   CONSUMER PRODUCTS -- 4.6%
     17,100   Kimberly-Clark Corporation .........      955,890
     20,700   Philip Morris Companies, Inc. ......    1,050,525
     17,300   R.J. Reynolds Tobacco Holdings, Inc.      944,580
                                                   ------------
                                                      2,950,995
                                                   ------------
   ELECTRONICS -- 2.8%
     28,900   SCI Systems, Inc.+ .................      736,950
     60,000   Solectron Corporation+ .............    1,098,000
                                                   ------------
                                                      1,834,950
                                                   ------------
   FINANCIAL SERVICES -- 11.2%
     23,200   American Express Company ...........      900,160
     13,900   Franklin Resources, Inc. ...........      636,203
     11,300   Freddie Mac ........................      791,000
     17,300   Household International, Inc. ......    1,153,910
     15,800   MBNA Corporation ...................      520,610
     16,100   Morgan Stanley Dean Witter & Company    1,034,103
     24,000   Waddell & Reed Financial, Inc.,
               Class A ...........................      762,000
     39,400   Washington Mutual, Inc. ............    1,479,470
                                                   ------------
                                                      7,277,456
                                                   ------------
   FOOD AND BEVERAGES -- 3.6%
     49,200   ConAgra Foods, Inc. ................      974,652
     13,600   The Pepsi Bottling Group, Inc. .....      545,360
      9,000   The Quaker Oats Company ............      821,250
                                                   ------------
                                                      2,341,262
                                                   ------------
   HEALTH CARE -- 1.5%
     20,900   HCA, Inc. ..........................      944,471
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   INSURANCE -- 1.8%
     19,500   American General Corporation ....... $    905,775
      3,000   XL Capital Ltd., Class A ...........      246,300
                                                   ------------
                                                      1,152,075
                                                   ------------
   MANUFACTURING -- 3.8%
     25,100   Alcoa, Inc. ........................      988,940
     26,000   Honeywell International, Inc. ......      909,740
     13,900   Ingersoll-Rand Company .............      572,680
                                                   ------------
                                                      2,471,360
                                                   ------------
   OIL AND GAS -- 9.7%
      7,200   Amerada Hess Corporation ...........      581,760
     15,100   Burlington Resources, Inc. .........      603,245
     29,800   Conoco, Inc., Class A ..............      840,360
     18,300   El Paso Corporation ................      961,482
     12,900   Royal Dutch Petroleum Company,
               NY Shares .........................      751,683
     11,600   TotalFinaElf S.A., ADR .............      814,320
      9,700   Transocean Sedco Forex, Inc. .......      400,125
     21,300   USX-Marathon Group .................      628,563
     22,000   Williams Companies, Inc. ...........      724,900
                                                   ------------
                                                      6,306,438
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 1.3%
     23,200   International Paper Company ........      828,240
                                                   ------------
   PHARMACEUTICALS -- 2.3%
     11,600   Merck & Company, Inc. ..............      741,356
     20,400   Novartis AG, ADR ...................      737,460
                                                   ------------
                                                      1,478,816
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.5%
      9,400   Equity Office Properties Trust .....      297,322
                                                   ------------
   RESTAURANTS -- 1.3%
     31,400   McDonald's Corporation .............      849,684
                                                   ------------
   RETAIL -- 5.5%
     17,300   Costco Wholesale Corporation+ ......      710,684
     24,500   Federated Department Stores, Inc.+ .    1,041,250
     12,600   RadioShack Corporation .............      384,300
     20,100   Safeway, Inc.+ .....................      964,800
     13,800   Target Corporation .................      477,480
                                                   ------------
                                                      3,578,514
                                                   ------------
   SEMICONDUCTORS -- 1.6%
      7,200   Intel Corporation ..................      210,600
     27,600   National Semiconductor Corporation+       803,712
                                                   ------------
                                                      1,014,312
                                                   ------------
   TELECOMMUNICATIONS -- 14.8%
     14,900   ALLTEL Corporation .................      912,774
     73,700   AT&T Corporation ...................    1,621,400
          1   Avaya, Inc.+ .......................           14
     37,100   General Motors Corporation, Class H+      751,275
     66,000   Motorola, Inc. .....................    1,092,960
     27,600   Nokia Oyj, ADR .....................      608,304
     20,400   SBC Communications, Inc. ...........      817,224
     43,900   Sprint Corporation .................      937,704
     41,700   Telefonaktiebolaget LM Ericsson AB,
               ADR ...............................      226,014
     24,200   Tellabs, Inc.+ .....................      466,576
     32,300   Verizon Communications, Inc. .......    1,728,050
     29,400   WorldCom, Inc.+ ....................      439,824
                                                   ------------
                                                      9,602,119
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                INVESTORS SERIES

                            JUNE 30, 2001 (UNAUDITED)



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   TRANSPORTATION -- 1.9%
     14,400   Canadian National Railway Company .. $    583,200
     16,900   Canadian Pacific Ltd. ..............      654,875
                                                   ------------
                                                      1,238,075
                                                   ------------
              Total Common Stocks
               (Cost $59,565,337) ................   58,506,827
                                                   ------------
  NUMBER OF                     EXPIRATION STRIKE
  CONTRACTS                        DATE     PRICE
  ---------                     ---------- ------
PUT STOCK OPTIONS PURCHASED -- 0.0%#
   (Cost $41,882)
    194      SCI Systems, Inc.  07/21/2001  $20.00        7,760
                                                   ------------
   PRINCIPAL
    AMOUNT
   ---------
REPURCHASE AGREEMENT -- 9.0%
   (Cost $5,816,000)
 $5,816,000   Agreement with J.P. Morgan Securities,
               Inc., 3.850% dated 06/29/2001 to be
               repurchased at $5,817,866 on
               07/02/2001, collateralized by
               $5,185,000 U.S. Treasury Bonds,
               7.250% due 5/15/2016
               (market value $5,936,825) .........    5,816,000
                                                   ------------
TOTAL INVESTMENTS (COST $65,423,219*) ....  99.4%    64,330,587
                                                   ------------
  NUMBER OF                     EXPIRATION STRIKE
  CONTRACTS                        DATE     PRICE
  ---------                     ---------- ------
LIABILITY FOR CALL OPTIONS WRITTEN -- (0.1%)
     65      Honeywell, Inc. ...07/21/2001   45.00         (975)
    194      SCI Systems, Inc. .07/21/2001   22.50      (56,260)
                                                   ------------
              (Total Premiums Received $40,200) ..      (57,235)
                                                   ------------
OTHER ASSETS AND LIABILITIES (NET) .......   0.7       (423,230)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $ 63,850,122
                                           =====   ============
------------------------------
* Aggregate cost for Federal tax purposes.
+ Non-income  producing security.
# Amount is less than 0.1%.

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             RISING DIVIDENDS SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 98.6%
   BANKS -- 3.9%
    700,650   Wells Fargo & Company .............. $ 32,531,179
                                                   ------------
   CHEMICALS -- 2.7%
    462,300   du Pont (E.I.) de Nemours & Company    22,301,352
                                                   ------------
   COMPUTER INDUSTRY -- 13.7%
  1,216,500   Cisco Systems, Inc.+ ...............   22,140,300
    237,610   International Business Machines
               Corporation .......................   26,849,930
    664,700   Microsoft Corporation+ .............   48,523,100
    922,000   Oracle Corporation+ ................   17,518,000
                                                   ------------
                                                    115,031,330
                                                   ------------
   CONSUMER PRODUCTS -- 4.8%
    629,875   The Procter & Gamble Company .......   40,186,025
                                                   ------------
   ELECTRONICS -- 2.7%
    371,490   Emerson Electric Company ...........   22,475,145
                                                   ------------
   FINANCIAL SERVICES -- 7.2%
    617,500   American Express Company ...........   23,959,000
    426,500   Fannie Mae .........................   36,316,475
                                                   ------------
                                                     60,275,475
                                                   ------------
   FOOD AND BEVERAGES -- 6.1%
    708,970   The Coca-Cola Company ..............   31,903,650
    417,140   Wrigley (W.M.) Jr. Company .........   19,543,009
                                                   ------------
                                                     51,446,659
                                                   ------------
   HEALTH CARE -- 5.8%
    977,560   Johnson & Johnson ..................   48,878,000
                                                   ------------
   INSURANCE -- 8.4%
    573,000   American International Group, Inc. .   49,278,000
    210,870   Marsh & McLennan Companies, Inc. ...   21,297,870
                                                   ------------
                                                     70,575,870
                                                   ------------
   MANUFACTURING -- 8.1%
  1,011,120   General Electric Company ...........   49,292,100
    299,540   Illinois Tool Works, Inc. ..........   18,960,882
                                                   ------------
                                                     68,252,982
                                                   ------------
   OIL AND GAS -- 4.7%
    454,195   Exxon Mobil Corporation ............   39,673,933
                                                   ------------
   PHARMACEUTICALS -- 9.3%
    557,950   Merck & Company, Inc. ..............   35,658,585
  1,066,100   Pfizer, Inc. .......................   42,697,305
                                                   ------------
                                                     78,355,890
                                                   ------------
   RESTAURANTS -- 4.3%
  1,343,510   McDonald's Corporation .............   36,355,381
                                                   ------------
   RETAIL -- 6.1%
  1,110,100   The Gap, Inc. ......................   32,192,900
    402,500   The Home Depot, Inc. ...............   18,736,375
                                                   ------------
                                                     50,929,275
                                                   ------------
   SEMICONDUCTORS -- 5.4%
  1,171,660   Intel Corporation ..................   34,271,055
    357,300   Texas Instruments, Inc. ............   11,254,950
                                                   ------------
                                                     45,526,005
                                                   ------------
   SERVICES -- 3.7%
    621,140   Automatic Data Processing, Inc. ....   30,870,658
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   TELECOMMUNICATIONS -- 1.7%
    354,000   SBC Communications, Inc. ........... $ 14,181,240
                                                   ------------
              Total Common Stocks
               (Cost $802,974,355) ...............  827,846,399
                                                   ------------
   PRINCIPAL
    AMOUNT
  --------------
COMMERICAL PAPER -- 1.7%
   (Cost $14,071,778)
$14,075,000   Merrill Lynch & Company, Inc.,
               4.120%++ due 07/02/2001 ...........   14,071,778
                                                   ------------
TOTAL INVESTMENTS (COST $817,046,133*) ... 100.3%   841,918,177
OTHER ASSETS AND LIABILITIES (NET) .......  (0.3)    (2,107,883)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $839,810,294
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 88.0%
   AUSTRALIA -- 2.5%
     62,800   Australia & New Zealand
               Banking Group Ltd. ................ $    539,395
    149,800   BHP Billiton Ltd. ..................      790,834
    159,552   BHP Billiton Ltd., Bonus Shares+ ...      863,395
    251,000   Cable and Wireless Optus Ltd.+ .....      473,157
     33,000   CSL Ltd. ...........................      799,816
    213,316   Foster's Brewing Group Ltd. ........      593,966
     38,500   National Australia Bank Ltd. .......      685,695
    107,500   Publishing & Broadcasting Ltd. .....      495,966
      1,705   Westpac Banking Corporation Ltd. ...       12,525
    123,367   WMC Ltd. ...........................      600,513
    137,400   Woolworths Ltd. ....................      767,957
                                                   ------------
                                                      6,623,219
                                                   ------------
   BERMUDA -- 0.8%
     33,900   Tyco International Ltd. ............    1,847,550
     22,800   TyCom Ltd.+ ........................      392,160
                                                   ------------
                                                      2,239,710
                                                   ------------
   CANADA -- 2.9%
     35,800   Abitibi-Consolidated, Inc. .........      273,650
     14,500   Alcan Aluminium Ltd. ...............      609,597
     93,100   ATI Technologies, Inc.+ ............      869,921
     19,100   Bank of Nova Scotia ................      571,404
    105,682   Bombardier, Inc., Class B ..........    1,587,779
     29,600   Exfo Electro-Optical Engineering,
               Inc.+ .............................      478,040
      9,000   Four Seasons Hotels, Inc. ..........      498,150
     56,100   Investors Group, Inc. ..............      791,099
     16,000   Magna International, Inc., Class A .      982,946
     16,900   Rogers Communications, Inc., Class B      252,348
     26,000   Thomson Corporation ................      877,198
                                                   ------------
                                                      7,792,132
                                                   ------------
   FINLAND -- 2.1%
    209,056   Nokia Oyj ..........................    4,737,758
     38,600   Nokia Oyj, ADR .....................      850,744
                                                   ------------
                                                      5,588,502
                                                   ------------
   FRANCE -- 2.8%
     37,560   Bouygues S.A. ......................    1,269,340
     24,000   JC Decaux S.A.+ ....................      321,019
     10,475   LVMH (Louis Vuitton Moet Hennessy) .      527,634
      2,200   PSA Peugeot Citroen ................      597,288
     39,705   Sanofi-Synthelabo S.A. .............    2,605,006
      2,900   Schneider Electric S.A. ............      160,315
     14,000   Societe BIC S.A. ...................      509,634
     32,180   Societe Television Francaise 1 .....      938,779
     17,200   STMicroelectronics N.V. ............      584,800
                                                   ------------
                                                      7,513,815
                                                   ------------
   GERMANY -- 1.8%
     10,400   Aixtron AG .........................      298,466
     10,000   DaimlerChrysler AG .................      458,840
     28,300   DaimlerChrysler AG, GDR ............    1,304,630
      6,000   Deutsche Bank AG ...................      428,702
      9,400   Epcos AG ...........................      509,295
     15,150   Infineon Technologies AG ...........      355,266
     16,300   Infineon Technologies AG, ADR ......      382,235
     11,000   Metro AG ...........................      414,395
     11,250   Siemens AG .........................      658,101
                                                   ------------
                                                      4,809,930
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   HONG KONG -- 2.1%
    527,500   Amoy Properties Ltd. ............... $    605,301
    101,000   Cheung Kong (Holdings) Ltd. ........    1,100,693
    114,000   China Mobile (Hong Kong) Ltd.+ .....      602,182
  1,367,087   First Pacific Company Ltd. .........      296,216
    107,500   Hutchison Whampoa Ltd. .............    1,085,388
    322,000   Johnson Electric Holdings Ltd. .....      441,739
    308,000   Li & Fung Ltd. .....................      505,460
     61,000   Sun Hung Kai Properties Ltd. .......      549,417
    114,000   Television Broadcasts Ltd. .........      479,407
                                                   ------------
                                                      5,665,803
                                                   ------------
   ITALY -- 0.6%
     22,500   Assicurazioni Generali S.p.A. ......      676,196
     45,250   ENI S.p.A. .........................      551,624
    185,000   Olivetti S.p.A. ....................      327,326
                                                   ------------
                                                      1,555,146
                                                   ------------
   JAPAN -- 10.9%
     10,900   Advantest Corporation ..............      934,294
     41,000   Chugai Pharmaceutical Company Ltd. .      623,635
      7,200   Disco Corporation ..................      412,779
      9,700   Enplas Corporation .................      214,664
      5,000   Hirose Electric Company Ltd. .......      380,867
      7,800   Hoya Corporation ...................      494,084
     33,000   Jusco Company Ltd. .................      727,656
      2,400   Keyence Corporation ................      476,284
     13,000   Matsumotokiyoshi Company Ltd. ......      501,381
      9,500   Matsushita Communication Industrial
               Company Ltd. ......................      432,664
    141,000   Mitsubishi Heavy Industries Ltd. ...      643,296
    308,000   Mitsubishi Motors Corporation+ .....    1,024,892
    182,000   Mitsui Marine & Fire Insurance
               Company Ltd. ......................      931,046
     15,000   Murata Manufacturing Company Ltd. ..      997,069
     95,000   NEC Corporation ....................    1,283,520
     65,000   Nikon Corporation ..................      617,084
      8,900   Nintendo Company Ltd. ..............    1,619,926
    169,000   Nissan Motor Company Ltd. ..........    1,166,727
     67,000   The Nomura Securities Company Ltd. .    1,283,961
        159   NTT DoCoMo, Inc. ...................    2,766,535
      5,700   Orix Corporation ...................      554,389
      7,700   Promise Company Ltd. ...............      634,692
      5,800   Rohm Company Ltd. ..................      901,283
     14,000   Shin-Etsu Chemical Company Ltd. ....      514,130
     57,000   Shionogi & Company Ltd. ............    1,188,304
     23,900   Sony Corporation ...................    1,571,416
     89,400   Sumitomo Mitsui Banking Corporation       738,336
     83,000   Suzuki Motor Corporation ...........    1,104,754
     25,000   Taiyo Yuden Company Ltd. ...........      665,514
     28,400   Tokyo Electron Ltd. ................    1,719,272
      6,100   Tokyo Seimitsu Company Ltd. ........      314,010
    244,000   Toray Industries, Inc. .............      974,313
        148   UFJ Holdings, Inc. .................      796,276
         12   Yozan, Inc.+ .......................      213,606
                                                   ------------
                                                     29,422,659
                                                   ------------
   KOREA -- 0.4%
     14,070   Samsung Electronics, GDR ...........    1,103,791
                                                   ------------
   MEXICO -- 0.7%
     44,800   America Movil S.A. de C.V.,
               Class L, ADR ......................      934,528
     25,800   Telefonos de Mexico S.A.,
               Class L, ADR ......................      905,322
                                                   ------------
                                                      1,839,850
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   NETHERLANDS -- 1.7%
     23,852   Aegon N.V. ......................... $    671,395
     40,215   ASML Holding N.V.+ .................      901,845
     34,625   Heineken N.V. ......................    1,396,150
     32,100   Koninklijke (Royal) Philips
               Electronics N.V. ..................      850,844
      2,000   Royal Dutch Petroleum Company,
               NY Shares .........................      116,540
     52,200   United Pan-Europe
               Communications N.V.+ ..............      132,573
     46,500   Vedior N.V. ........................      421,210
                                                   ------------
                                                      4,490,557
                                                   ------------
   NORWAY -- 0.7%
     24,100   Norsk Hydro ASA ....................    1,020,997
    110,000   Statoil ASA+ .......................      813,023
                                                   ------------
                                                      1,834,020
                                                   ------------
   RUSSIA -- 0.2%
     12,400   OAO Lukoil Holding, ADR ............      594,768
                                                   ------------
   SINGAPORE -- 0.5%
     65,035   Datacraft Asia Ltd. ................      265,343
     66,000   DBS Group Holdings Ltd. ............      485,414
    370,000   Singapore Technologies Engineering
               Ltd. ..............................      523,944
                                                   ------------
                                                      1,274,701
                                                   ------------
   SPAIN -- 0.7%
     57,000   Banco Bilbao Vizcaya Argentaria S.A.      737,327
     34,700   Industria de Diseno Textil S.A.+ ...      553,736
     36,400   Telefonica S.A. ....................      448,667
      5,202   Telefonica S.A., ADR+ ..............      193,722
                                                   ------------
                                                      1,933,452
                                                   ------------
   SWEDEN -- 0.6%
     47,600   Assa Abloy AB, Class B .............      679,999
     64,500   ForeningsSparbanken AB .............      746,622
     50,000   Telefonaktiebolaget LM Ericsson,
               Class B ...........................      273,311
                                                   ------------
                                                      1,699,932
                                                   ------------
   SWITZERLAND -- 3.4%
        618   Compagnie Financiere Richemont AG ..    1,581,662
      5,216   Credit Suisse Group ................      857,556
      7,467   Holcim Ltd., Class B ...............    1,520,461
      2,330   Nestle S.A. ........................      495,207
     66,560   Novartis AG ........................    2,408,951
        138   PubliGroupe S.A. ...................       48,832
        594   Swiss Re ...........................    1,187,108
      4,047   Swisscom AG ........................      963,705
                                                   ------------
                                                      9,063,482
                                                   ------------
   TAIWAN -- 0.7%
    127,500   Asustek Computer, Inc., GDR** ......      549,525
     97,792   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ................    1,485,460
                                                   ------------
                                                      2,034,985
                                                   ------------
   UNITED KINGDOM -- 8.6%
    153,200   AstraZeneca Group Plc ..............    7,079,417
     20,800   AstraZeneca Group Plc, ADR .........      972,400
    155,916   BAE Systems Plc ....................      746,655
    686,000   Corus Group Plc+ ...................      581,290
    109,900   Dimension Data Holdings Plc+ .......      417,324
     15,500   GlaxoSmithKline Plc ................      435,987
     62,000   Halifax Group Plc ..................      716,763



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
UNITED KINGDOM -- (CONTINUED)
     46,970   Lloyds TSB Group Plc ............... $    470,010
     90,500   Marks & Spencer Plc ................      333,474
     42,500   Pearson Plc ........................      700,533
     52,600   Prudential Plc .....................      636,943
     80,500   Reuters Group Plc ..................    1,044,984
    381,200   Shell Transport & Trading
               Company Plc .......................    3,168,490
     52,000   Smiths Group Plc ...................      603,350
    120,000   Unilever Plc .......................    1,010,928
  1,922,436   Vodafone AirTouch Plc ..............    4,258,380
                                                   ------------
                                                     23,176,928
                                                   ------------
   UNITED STATES -- 43.3%
     40,900   Advanced Micro Devices, Inc.+ ......    1,181,192
     44,500   The AES Corporation+ ...............    1,915,725
     64,800   Agere Systems, Inc., Class A+ ......      486,000
     29,599   Agilent Technologies, Inc.+ ........      961,968
     12,800   Air Products and Chemicals, Inc. ...      585,600
     24,000   Alcoa, Inc. ........................      945,600
     32,000   The Allstate Corporation ...........    1,407,680
     23,300   Altera Corporation+ ................      675,700
     15,500   Amazon.com, Inc.+ ..................      219,325
     40,700   American Greetings Corporation,
               Class A ...........................      447,700
     23,975   American International Group, Inc. .    2,061,850
     19,500   Anheuser-Busch Companies, Inc. .....      803,400
     44,000   AOL Time Warner, Inc.+ .............    2,332,000
     23,500   Applera Corporation-Applied
               Biosystems Group ..................      628,625
     50,200   Applied Materials, Inc.+ ...........    2,464,820
     29,200   AT&T Corporation ...................      642,400
    135,252   AT&T Corporation-Liberty Media
               Group, Class A+ ...................    2,365,557
     40,000   Baker Hughes, Inc. .................    1,340,000
     70,800   Bank of America Corporation ........    4,250,124
         24   Berkshire Hathaway, Inc., Class A+ .    1,665,600
     15,000   Broadcom Corporation, Class A+ .....      641,400
     22,000   Brocade Communications Systems,
               Inc.+ .............................      967,780
     35,500   Cablevision Systems Corporation,
               Class A+ ..........................    2,076,750
     45,150   Cablevision Systems Corporation-Rainbow
               Media Group+ ......................    1,164,870
     26,400   Cadence Design Systems, Inc.+ ......      491,832
     46,200   Campbell Soup Company ..............    1,189,650
     32,800   Carnival Corporation ...............    1,006,960
     46,000   Charter Communications, Inc.,
               Class A+ ..........................    1,074,100
     26,000   CheckFree Corporation+ .............      911,820
      7,700   Chevron Corporation ................      696,850
     14,000   Cincinnati Financial Corporation ...      553,000
     46,100   Circuit City Stores-Circuit City
               Group .............................      829,800
    131,100   Cisco Systems, Inc.+ ...............    2,386,020
     25,627   Citigroup, Inc. ....................    1,354,131
     23,200   The Clorox Company .................      785,320
     67,100   Compaq Computer Corporation ........    1,039,379
     18,600   Cox Communications, Inc., Class A+ .      823,980
     21,000   Credence Systems Corporation+ ......      509,040
    130,700   Crown Cork & Seal Company, Inc.+ ...      490,125
     44,000   DoubleClick, Inc.+ .................      614,240
     14,100   Dover Corporation ..................      530,865
     45,000   Edison International+ ..............      501,750
     20,500   Electro Scientific Industries, Inc.+      781,050
     31,800   Fluor Corporation ..................    1,435,770
     19,400   Forest Laboratories, Inc.+ .........    1,377,400
     11,500   Genentech, Inc.+ ...................      633,650
     29,700   General Mills, Inc. ................    1,300,266
      9,800   General Motors Corporation .........      630,630

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   UNITED STATES -- (CONTINUED)
     24,000   General Motors Corporation,
               Class H+ .......................... $    486,000
     28,600   Guidant Corporation+ ...............    1,029,600
     12,500   H.J. Heinz Company .................      511,125
     76,000   Hasbro, Inc. .......................    1,098,200
     64,400   Hewlett-Packard Company ............    1,841,840
     48,000   Household International, Inc. ......    3,201,600
     33,000   Illinois Tool Works, Inc. ..........    2,088,900
     64,400   IMC Global, Inc. ...................      656,880
     23,800   Intel Corporation ..................      696,150
     14,000   International Paper Company ........      499,800
     10,800   Juniper Networks, Inc.+ ............      335,880
     59,400   Kellogg Company ....................    1,722,600
      7,500   Kimberly-Clark Corporation .........      419,250
     32,200   KLA-Tencor Corporation+ ............    1,882,734
     36,600   Kraft Foods, Inc., Class A+ ........    1,134,600
     48,300   The Limited, Inc. ..................      797,916
     11,200   Linear Technology Corporation ......      495,264
     47,900   Lowe's Companies, Inc. .............    3,475,145
     60,400   Macromedia, Inc.+ ..................    1,087,200
     13,900   Microsoft Corporation+ .............    1,009,140
     16,400   Motorola, Inc. .....................      271,584
     12,000   NIKE, Inc., Class B ................      503,880
     51,500   Nortel Networks Corporation+ .......      468,135
     21,900   NRG Energy, Inc.+ ..................      483,552
     40,000   Pacific Century Financial Corporation   1,031,600
     13,300   PeopleSoft, Inc.+ ..................      654,759
     29,000   PepsiCo, Inc. ......................    1,281,800
     77,875   Pfizer, Inc. .......................    3,118,894
     21,600   PMC-Sierra, Inc.+ ..................      671,112
     23,000   The PMI Group, Inc. ................    1,648,180
     15,000   Qwest Communications International,
               Inc. ..............................      478,050
     68,700   Raytheon Company ...................    1,823,985
     19,500   Robert Half International, Inc.+ ...      485,355
     22,600   Sprint Corporation .................      482,736
     55,000   Sprint Corporation (PCS Group)+ ....    1,328,250
     38,200   Teradyne, Inc.+ ....................    1,264,420
     29,400   Texas Instruments, Inc. ............      926,100
     10,500   TMP Worldwide, Inc.+ ...............      620,655
     13,000   Transocean Sedco Forex, Inc. .......      536,250
     17,000   UAL Corporation ....................      597,550
     13,300   United Parcel Service, Inc., Class B      768,740
     37,500   USA Education, Inc. ................    2,737,500
     61,600   USA Networks, Inc.+ ................    1,736,504
     26,600   V.F. Corporation ...................      967,708
     13,000   VeriSign, Inc.+ ....................      780,130
     24,700   Viacom, Inc., Class B+ .............    1,278,225
     44,000   Virata Corporation+ ................      521,400
     12,600   W.W. Grainger, Inc. ................      518,616
     33,100   Wal-Mart Stores, Inc. ..............    1,615,280
     14,000   The Walt Disney Company ............      404,460
    114,450   Washington Mutual, Inc. ............    4,297,598
     11,200   Weatherford International, Inc.+ ...      537,600
     28,600   Wells Fargo & Company ..............    1,327,898
     20,059   Williams Communications Group, Inc.+       59,174
     25,000   Williams Companies, Inc ............      823,750
     13,000   Xilinx, Inc.+ ......................      536,120
     15,100   Yahoo!, Inc.+ ......................      301,849
                                                   ------------
                                                    116,538,517
                                                   ------------
              Total Common Stocks
               (Cost $259,063,486)                  236,795,899
                                                   ------------


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
PREFERRED STOCKS -- 0.1%
   AUSTRALIA -- 0.0%#
        125   News Corporation Ltd. .............. $      1,002
                                                   ------------
   BERMUDA -- 0.1%
 33,000,000   Sanwa International Finance
               Bermuda Trust .....................      228,881
 30,000,000   UFJ International Finance
               Bermuda Trust** ...................      249,929
                                                   ------------
                                                        478,810
                                                   ------------
              Total Preferred Stocks
               (Cost $579,532) ...................      479,812
                                                   ------------
   PRINCIPAL
    AMOUNT
     ---------
CORPORATE BONDS -- 0.3%
   (Cost $1,137,583)
   UNITED STATES-- 0.3%
 $1,619,000   Amazon.com, Inc.,
               4.750% due 02/01/2009 .............      773,073
                                                   ------------
TOTAL INVESTMENTS (COST $260,780,601*) ...  88.4%   238,048,784
OTHER ASSETS AND LIABILITIES (NET) .......  11.6     31,098,086
                                           -----   ------------
NET ASSETS ............................... 100.0%  $269,146,870
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
** Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 # Amount is less than 0.1%.

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MANAGED GLOBAL SERIES

                            JUNE 30, 2001 (UNAUDITED)


The industry classification of the Managed Global Series at June 30, 2001 was as follows:
       INDUSTRY                         % OF           VALUE
    CLASSIFICATION                   NET ASSETS       (NOTE 1)
    --------------                   ----------       --------
Advertising .........................   0.1%       $    369,850
Aerospace/Defense ...................   1.0           2,570,640
Airlines ............................   0.2             597,550
Apparel and Textiles ................   0.9           2,445,901
Automotive ..........................   2.7           7,270,706
Banks ...............................   4.7          12,647,285
Broadcast, Radio and Television .....   5.8          15,812,124
Building and Construction ...........   1.0           2,789,801
Chemicals ...........................   0.7           1,756,610
Computer Industry ...................   5.1          13,716,391
Consumer Products ...................   2.8           7,541,135
Diversified Operations ..............   0.5           1,381,604
Electronics .........................   4.8          12,824,790
Financial Services ..................   6.3          17,082,142
Food and Beverages ..................   3.9          10,428,764
Health Care .........................   0.4           1,029,600
Hotels/Resorts ......................   0.2             498,150
Insurance ...........................   4.3          11,438,999
Leisure Entertainment ...............   0.5           1,411,420
Manufacturing .......................   4.9          13,194,312
Metals/Mining .......................   0.8           2,254,742
Oil and Gas .........................   3.4           9,178,895
Paper and Forest Products ...........   0.3             773,450
Pharmaceuticals .....................   7.9          21,243,460
Printing/Publishing .................   0.3             700,533
Real Estate Investment Trust ........   0.8           2,255,411
Retail ..............................   4.7          12,590,799
Semiconductors ......................   7.6          20,450,001
Services ............................   1.8           4,774,290
Telecommunications ..................   8.9          24,118,402
Utilities ...........................   1.1           2,901,027
                                      -----        ------------
TOTAL INVESTMENTS                      88.4         238,048,784
OTHER ASSETS AND LIABILITIES (NET)     11.6          31,098,086
                                      -----        ------------
NETASSETS ........................... 100.0%       $269,146,870
                                      =====        ============

                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  GDR -- Global Depository Receipt


                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 93.0%
   ADVERTISING -- 0.2%
     12,900   The Interpublic Group of Companies,
               Inc. .............................. $    378,615
                                                   ------------
   AEROSPACE/DEFENSE -- 1.0%
     19,200   Raytheon Company ...................      509,760
     18,900   United Technologies Corporation ....    1,384,614
                                                   ------------
                                                      1,894,374
                                                   ------------
   APPAREL AND TEXTILES -- 0.0%#
      2,800   V.F. Corporation ...................      101,864
                                                   ------------
   AUTOMOTIVE -- 0.4%
     25,000   Navistar International Corporation+       703,250
                                                   ------------
   BANKS -- 5.0%
     60,900   Bank of America Corporation ........    3,655,827
    110,100   Bank One Corporation ...............    3,941,580
     38,700   Wells Fargo & Company ..............    1,796,841
                                                   ------------
                                                      9,394,248
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 7.4%
      1,500   Adelphia Communications Corporation,
               Class A+ ..........................       61,500
     52,050   AOL Time Warner, Inc.+ .............    2,758,650
    128,700   AT&T Corporation-Liberty Media Group,
               Class A+ ..........................    2,250,963
     24,350   Cablevision Systems
               Corporation-Rainbow Media Group+ ..      628,230
     27,300   Cablevision Systems Corporation,
               Class A+ ..........................    1,597,050
     28,700   Charter Communications, Inc.,
               Class A+ ..........................      670,145
     34,700   Cox Communications, Inc., Class A+ .    1,537,210
     20,900   Fox Entertainment Group, Inc.,
               Class A+ ..........................      583,110
     51,900   USA Networks, Inc.+ ................    1,463,061
     38,600   Viacom, Inc., Class A+ .............    2,047,344
      7,000   Viacom, Inc., Class B+ .............      362,250
                                                   ------------
                                                     13,959,513
                                                   ------------
   CHEMICALS -- 0.8%
     11,000   Air Products and Chemicals, Inc. ...      503,250
     28,000   The Dow Chemical Company ...........      931,000
                                                   ------------
                                                      1,434,250
                                                   ------------
   COMPUTER INDUSTRY -- 7.6%
     27,900   Brocade Communications Systems,
               Inc.+ .............................    1,227,321
     15,700   Cadence Design Systems, Inc.+ ......      292,491
     53,600   CheckFree Corporation+ .............    1,879,752
    113,700   Cisco Systems, Inc.+ ...............    2,069,340
     65,900   DoubleClick, Inc.+ .................      919,964
     51,600   Hewlett-Packard Company ............    1,475,760
      8,100   International Business Machines
               Corporation .......................      915,300
     24,700   Macromedia, Inc.+ ..................      444,600
     21,600   Micromuse, Inc.+ ...................      604,584
     25,200   Microsoft Corporation+ .............    1,829,520
     12,600   PeopleSoft, Inc.+ ..................      620,298
     31,500   VeriSign, Inc.+ ....................    1,890,315
      3,500   webMethods, Inc.+ ..................       74,130
                                                   ------------
                                                     14,243,375
                                                   ------------
   CONSUMER PRODUCTS -- 2.1%
     17,000   Avon Products, Inc. ................      786,760
     60,300   The Clorox Company .................    2,041,155
     32,700   Hasbro, Inc. .......................      472,515
     11,500   Philip Morris Companies, Inc. ......      583,625
                                                   ------------
                                                      3,884,055
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   ELECTRONICS -- 3.5%
     54,791   Agilent Technologies, Inc.+ ........ $  1,780,708
     57,000   Applera Corporation-Applied
               Biosystems Group ..................    1,524,750
     32,600   Emerson Electric Company ...........    1,972,300
     51,500   Koninklijke (Royal) Philips
               Electronics N.V. ..................    1,361,145
                                                   ------------
                                                      6,638,903
                                                   ------------
   FINANCIAL SERVICES -- 6.7%
     28,593   Citigroup, Inc. ....................    1,510,854
     24,500   Household International, Inc. ......    1,634,150
      5,000   The Goldman Sachs Group, Inc. ......      429,000
     77,500   USA Education, Inc. ................    5,657,500
     88,800   Washington Mutual, Inc. ............    3,334,440
                                                   ------------
                                                     12,565,944
                                                   ------------
   FOOD AND BEVERAGES -- 6.9%
     34,300   Anheuser-Busch Companies, Inc. .....    1,413,160
     82,300   Campbell Soup Company ..............    2,119,225
     43,900   General Mills, Inc. ................    1,921,942
     22,100   H.J. Heinz Company .................      903,669
    152,300   Kellogg Company ....................    4,416,700
     24,200   Kraft Foods, Inc., Class A+ ........      750,200
     31,200   PepsiCo, Inc. ......................    1,379,040
                                                   ------------
                                                     12,903,936
                                                   ------------
   HEALTH CARE -- 2.4%
     20,900   Becton, Dickinson & Company ........      748,011
     40,074   Guidant Corporation+ ...............    1,442,664
     50,300   Medtronic, Inc. ....................    2,314,303
        800   PacifiCare Health Systems, Inc.+ ...       13,040
                                                   ------------
                                                      4,518,018
                                                   ------------
   INSURANCE -- 3.5%
     15,400   The Allstate Corporation ...........      677,446
     56,100   Cincinnati Financial Corporation ...    2,215,950
      9,300   The Hartford Financial Services
               Group, Inc. .......................      636,120
     14,850   Jefferson-Pilot Corporation ........      717,552
     21,000   The PMI Group, Inc. ................    1,504,860
     15,000   The St. Paul Companies, Inc. .......      760,350
                                                   ------------
                                                      6,512,278
                                                   ------------
   LEISURE ENTERTAINMENT -- 0.9%
     39,500   Carnival Corporation ...............    1,212,650
     14,600   The Walt Disney Company ............      421,794
                                                   ------------
                                                      1,634,444
                                                   ------------
   MANUFACTURING -- 4.6%
     45,300   Alcoa, Inc. ........................    1,784,820
     11,000   General Electric Company ...........      536,250
     64,500   Illinois Tool Works, Inc. ..........    4,082,850
     40,900   Tyco International Ltd. ............    2,229,050
                                                   ------------
                                                      8,632,970
                                                   ------------
   OIL AND GAS -- 6.3%
     62,600   Baker Hughes, Inc. .................    2,097,100
     18,700   Exxon Mobil Corporation ............    1,633,445
      9,200   Royal Dutch Petroleum Company,
               NY Shares .........................      536,084
     39,500   Shell Transport & Trading Company,
               ADR ...............................    1,988,430
      7,100   Texaco, Inc. .......................      472,860
     10,600   Transocean Sedco Forex, Inc. .......      437,250
     32,600   Unocal Corporation .................    1,113,290
     23,600   Weatherford International, Inc.+ ...    1,132,800
     73,700   Williams Companies, Inc. ...........    2,428,415
                                                   ------------
                                                     11,839,674
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             LARGE CAP VALUE SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- 7.1%
    106,000   AstraZeneca Group Plc, ADR ......... $  4,955,500
     35,600   Forest Laboratories, Inc.+ .........    2,527,600
     11,500   Genentech, Inc.+ ...................      633,650
      6,000   Millennium Pharmaceuticals, Inc.+ ..      213,480
    126,300   Pfizer, Inc. .......................    5,058,315
                                                   ------------
                                                     13,388,545
                                                   ------------
   PRINTING/PUBLISHING -- 0.3%
     10,400   Knight-Ridder, Inc. ................      616,720
                                                   ------------
   RESTAURANTS -- 0.6%
     41,800   McDonald's Corporation .............    1,131,108
                                                   ------------
   RETAIL -- 4.4%
     17,400   Amazon.com, Inc.+ ..................      246,210
     53,200   Circuit City Stores-Circuit City
               Group .............................      957,600
     30,200   Dollar General Corporation .........      588,900
     27,100   The Gap, Inc. ......................      785,900
     62,700   Lowe's Companies, Inc. .............    4,548,885
     19,500   Wal-Mart Stores, Inc. ..............      951,600
      7,400   Williams-Sonoma, Inc.+ .............      287,268
                                                   ------------
                                                      8,366,363
                                                   ------------
   SEMICONDUCTORS -- 8.6%
     23,500   Agere Systems, Inc., Class A+ ......      176,250
     14,200   Altera Corporation+ ................      411,800
     85,000   Applied Materials, Inc.+ ...........    4,173,500
     23,200   Applied Micro Circuits Corporation+       399,040
     19,700   Broadcom Corporation, Class A+ .....      842,372
      9,900   Credence Systems Corporation+ ......      239,976
     22,800   Intel Corporation ..................      666,900
     43,600   KLA-Tencor Corporation+ ............    2,549,292
     14,300   Linear Technology Corporation ......      632,346
        500   MIPS Technologies, Inc., Class A+ ..        8,650
      7,300   MIPS Technologies, Inc., Class B+ ..       70,080
     10,000   Novellus Systems, Inc.+ ............      567,900
     41,700   PMC-Sierra, Inc.+ ..................    1,295,619
     47,100   Teradyne, Inc.+ ....................    1,559,010
     65,660   Texas Instruments, Inc. ............    2,068,290
        200   Virata Corporation+ ................        2,370
     14,400   Xilinx, Inc.+ ......................      593,856
                                                   ------------
                                                     16,257,251
                                                   ------------
   SERVICES -- 3.7%
         41   Berkshire Hathaway, Inc., Class A+ .    2,845,400
      9,600   Ecolab, Inc. .......................      393,312
     42,800   Fluor Corporation ..................    1,932,420
     15,000   Robert Half International, Inc.+ ...      373,350
     15,700   TMP Worldwide, Inc.+ ...............      928,027
     13,200   W.W. Grainger, Inc. ................      543,312
                                                   ------------
                                                      7,015,821
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   TELECOMMUNICATIONS -- 5.2%
     57,100   AT&T Corporation ................... $  1,256,200
     36,500   Corning, Inc. ......................      609,915
     44,600   General Motors Corporation, Class H+      903,150
     33,600   JDS Uniphase Corporation+ ..........      428,400
      5,700   Newport Corporation ................      151,050
    116,100   Nokia Oyj, ADR .....................    2,558,844
     22,848   Qwest Communications International,
               Inc. ..............................      728,166
     20,000   SBC Communications, Inc. ...........      801,200
      6,400   Sprint Corporation .................      136,704
     67,100   Sprint Corporation (PCS Group)+ ....    1,620,465
     23,500   Telefonaktiebolaget LM Ericsson AB,
               ADR ...............................      127,370
     20,500   TyCom Ltd.+ ........................      352,600
     44,696   Williams Communications Group, Inc.+      131,853
                                                   ------------
                                                      9,805,917
                                                   ------------
   TRANSPORTATION -- 0.9%
     16,600   Canadian National Railway Company ..      672,300
      5,000   CNF, Inc. ..........................      141,250
     16,400   Union Pacific Corporation ..........      900,524
                                                   ------------
                                                      1,714,074
                                                   ------------
   UTILITIES -- 2.9%
     51,100   The AES Corporation+ ...............    2,199,855
     22,100   Cinergy Corporation ................      772,395
    113,500   Edison International+ ..............    1,265,525
     32,900   Northeast Utilities ................      682,675
     25,600   NRG Energy, Inc.+ ..................      565,248
                                                   ------------
                                                      5,485,698
                                                   ------------
              Total Common Stocks
               (Cost $173,905,178) ...............  175,021,208
                                                   ------------
TOTAL INVESTMENTS (COST $173,905,178*) ...  93.0%   175,021,208
OTHER ASSETS AND LIABILITIES (NET) .......   7.0     13,164,570
                                           -----   ------------
NET ASSETS ............................... 100.0%  $188,185,778
                                           =====   ============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security
 # Amount is less than 0.1%.

                             GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                               HARD ASSETS SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 91.7%
   BUILDING/CONSTRUCTION -- 1.5%
    169,900   CSR Ltd. ........................... $    612,928
                                                   ------------
   CHEMICALS -- 4.8%
     23,400   du Pont (E.I.) de Nemours & Company     1,128,816
     15,200   PPG Industries, Inc. ...............      799,064
                                                   ------------
                                                      1,927,880
                                                   ------------
   DIVERSIFIED MINERALS -- 1.6%
     57,200   BHP Billiton Ltd. ..................      301,974
     60,924   BHP Billiton Ltd., Bonus Shares+ ...      329,681
     17,250   EuroZinc Mining Corporation+ .......        3,865
                                                   ------------
                                                        635,520
                                                   ------------
   FOOD AND BEVERAGES -- 4.6%
    147,309   BRL Hardy Ltd. .....................      782,174
    270,500   Southcorp Ltd. .....................    1,045,672
                                                   ------------
                                                      1,827,846
                                                   ------------
   GOLD/MINING -- 5.8%
      5,600   AngloGold Ltd. .....................      206,323
    630,800   Brazilian Resources, Inc.+** .......       49,880
     32,300   Franco Nevada Mining Corporation
               Ltd.+ .............................      414,403
    131,900   Gold Fields Ltd. ...................      593,139
     34,600   Newmont Mining Corporation .........      643,906
     40,800   Placer Dome, Inc. ..................      397,902
                                                   ------------
                                                      2,305,553
                                                   ------------
   MANUFACTURING -- 7.5%
     20,300   Alcan, Inc. ........................      853,436
     20,520   Alcoa, Inc. ........................      808,488
     98,300   Wesfarmers Ltd. ....................    1,354,069
                                                   ------------
                                                      3,015,993
                                                   ------------
   METALS/MINING -- 7.4%
     11,100   Cominco Ltd. .......................      204,802
     34,300   Inco Ltd.+ .........................      592,174
     50,000   Norilsk Nickel+ ....................      902,325
     15,200   Nucor Corporation ..................      743,128
     30,400   Rio Tinto Ltd. .....................      527,345
                                                   ------------
                                                      2,969,774
                                                   ------------
   OIL/GAS -- EQUIPMENT & SERVICES -- 3.7%
     21,300   Baker Hughes, Inc. .................      713,550
      5,900   Coflexip S.A. ......................      764,197
                                                   ------------
                                                      1,477,747
                                                   ------------
   OIL/GAS -- EXPLORATION -- 10.7%
     12,500   Canadian Hunter Exploration Ltd.+ ..      304,766
     17,900   ENSCO International, Inc. ..........      418,860
      1,933   Forest Oil Corporation+ ............       54,124
     19,430   Rio Alto Exploration Ltd.+ .........      336,090
     40,400   Shell Canada Ltd., Class A .........    1,150,057
     17,190   Talisman Energy, Inc. ..............      654,157
     21,500   Transocean Sedco Forex, Inc. .......      886,875
    196,000   Windsor Energy Corporation+ ........            0
     56,200   Woodside Petroleum Ltd. ............      468,886
                                                   ------------
                                                      4,273,815
                                                   ------------
   OIL/GAS -- INTEGRATED -- 32.8%
     16,850   Amerada Hess Corporation ...........    1,361,480
     21,670   BP Amoco Plc, ADR ..................    1,080,250
     26,700   China Petroleum and Chemical
               Corporation .......................      529,995
     40,983   Exxon Mobil Corporation ............    3,579,865
     29,400   Petro-Canada .......................      697,823
     23,500   PetroChina Company Ltd., ADR .......      479,400
     11,400   Petroleo Brasileiro S.A. ...........      298,150



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   OIL/GAS -- INTEGRATED -- (CONTINUED)
     30,100   Petroleo Brasileiro S.A., ADR ...... $    782,600
     46,900   Sasol Ltd. .........................      428,207
     79,690   Shell Transport & Trading Company Plc     662,374
     36,500   Suncor Energy, Inc. ................      928,398
    181,800   YUKOS ..............................      710,365
     26,100   YUKOS, ADR .........................    1,529,747
                                                   ------------
                                                     13,068,654
                                                   ------------
   OIL/GAS -- REFINING -- 2.3%
     10,800   Sunoco, Inc. .......................      395,604
     42,500   S.P. Interoil +** ..................            0
     31,220   Statoil ASA+ .......................      230,751
      8,400   Valero Energy Corporation ..........      308,952
                                                   ------------
                                                        935,307
                                                   ------------
   PLATINUM/MINING -- 5.9%
     17,900   Anglo American Platinum
               Corporation Ltd. ..................      797,170
    185,700   Aquarius Platinum Ltd.+ ............      852,721
     14,340   Impala Platinum Holdings Ltd. ......      717,610
                                                   ------------
                                                      2,367,501
                                                   ------------
   SERVICES -- 2.6%
  1,082,500   Maxim Power Corporation+^ ..........    1,034,308
      4,408   Online Advantage Ltd.+ .............          112
                                                   ------------
                                                      1,034,420
                                                   ------------
   WASTE MANAGEMENT -- 0.5%
    181,700   Renewable Energy Corporation Ltd.+ .      208,651
                                                   ------------
              Total Common Stocks
               (Cost $38,255,283) ................   36,661,589
                                                   ------------
WARRANTS -- 0.3%
        604   Forest Oil Corporation+ ............        6,191
        604   Forest Oil Corporation+ ............        6,221
      3,983   Precision Drilling Corporation+ ....       20,997
                                                   ------------
              Total Warrants
               (Cost $104,252) ...................       33,409
                                                   ------------
TOTAL INVESTMENTS (COST $38,359,535*) ....  92.0%    36,694,998
OTHER ASSETS AND LIABILITIES (NET) .......   8.0      3,189,051
                                           -----   ------------
NET ASSETS ............................... 100.0%   $39,884,049
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
The summary of investments by country at June 30, 2001 was as follows:

                                     % OF TOTAL        MARKET
   COUNTRY                           INVESTMENTS        VALUE
   -------                           -----------    ---------
   Australia ........................  15.3%        $ 5,631,492
   Brazil ...........................   2.9           1,080,750
   Canada ...........................  19.7           7,228,655
   China ............................   3.9           1,423,798
   France ...........................   2.1             764,197
   Norway ...........................   0.6             230,751
   Russia ...........................   8.6           3,142,437
   South Africa .....................   7.5           2,742,450
   United Kingdom ...................   7.1           2,595,345
   United States ....................  32.3          11,855,123
                                      -----         -----------
                                      100.0%        $36,694,998
                                      =====         ===========

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 92.3%
   ADVERTISING -- 1.0%
      1,938   The Interpublic Group of Companies,
               Inc. .............................. $     56,880
      2,800   Omnicom Group, Inc. ................      240,800
                                                   ------------
                                                        297,680
                                                   ------------
   AEROSPACE/DEFENSE -- 2.2%
      3,050   Alliant Techsystems, Inc.+ .........      274,195
      3,000   General Dynamics Corporation .......      233,430
      2,000   Goodrich Corporation ...............       75,960
      4,500   Raytheon Company ...................      119,475
                                                   ------------
                                                        703,060
                                                   ------------
   AIRLINES -- 0.8%
      5,400   Mesa Air Group, Inc.+ ..............       66,690
      3,400   Northwest Airlines Corporation+ ....       85,850
      2,900   UAL Corporation ....................      101,935
                                                   ------------
                                                        254,475
                                                   ------------
   APPAREL AND TEXTILES -- 0.2%
      1,400   Coach, Inc.+ .......................       53,270
                                                   ------------
   AUTOMOTIVE -- 1.6%
      4,700   AutoNation, Inc.+ ..................       54,520
      1,400   AutoZone, Inc.+ ....................       52,500
      2,300   Group 1 Automotive, Inc.+ ..........       68,080
      2,300   Insurance Auto Auctions, Inc.+ .....       39,100
      1,500   Navistar International Corporation+        42,195
      1,300   O'Reilly Automotive, Inc.+ .........       37,310
      1,400   PACCAR, Inc. .......................       71,988
      3,200   TRW, Inc. ..........................      131,200
                                                   ------------
                                                        496,893
                                                   ------------
   BANKS -- 5.2%
     10,400   Banknorth Group, Inc. ..............      235,560
      3,000   Comerica, Inc. .....................      172,800
      4,500   Commerce Bancorp, Inc. .............      315,450
      8,900   Dime Bancorp, Inc. .................      331,525
      1,000   Golden West Financial Corporation ..       64,240
      3,200   North Fork Bancorporation, Inc. ....       99,200
      7,900   SouthTrust Corporation .............      205,400
      4,200   Synovus Financial Corporation ......      131,796
         45   UBS AG .............................        6,447
      2,740   Washington Federal, Inc. ...........       67,185
                                                   ------------
                                                      1,629,603
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.0%
        600   BHC Communications, Inc., Class A+ .       83,394
      2,900   Charter Communications, Inc.,
               Class A+ ..........................       67,715
      1,500   The E.W. Scripps Company, Class A ..      103,500
      9,500   Fox Entertainment Group, Inc.,
               Class A+ ..........................      265,050
      1,400   Pegasus Communications Corporation+        31,500
      1,700   Univision Communications, Inc.,
               Class A+ ..........................       72,726
                                                   ------------
                                                        623,885
                                                   ------------
   BUILDING/CONSTRUCTION -- 1.6%
      1,800   Centex Corporation .................       73,350
      4,500   D.R. Horton, Inc. ..................      102,150
      2,800   Lafarge Corporation ................       93,828
      6,100   Masco Corporation ..................      152,256
      2,900   Standard-Pacific Corporation .......       67,135
                                                   ------------
                                                        488,719
                                                   ------------
   CHEMICALS -- 0.8%
      1,900   Georgia Gulf Corporation ...........       29,450
      7,200   Lyondell Chemical Company ..........      110,736
      2,800   Millennium Chemicals, Inc. .........       42,140



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
CHEMICALS -- (CONTINUED)
      4,300   PolyOne Corporation ................ $     44,763
      2,900   Solutia, Inc. ......................       36,975
                                                   ------------
                                                        264,064
                                                   ------------
   COMPUTER INDUSTRY -- 7.1%
      4,300   Adobe Systems, Inc. ................      202,100
      2,000   Affiliated Computer Services, Inc.,
               Class A+ ..........................      143,820
        700   Black Box Corporation+ .............       47,152
      2,500   BMC Software, Inc.+ ................       56,350
      3,600   Brocade Communications Systems, Inc.+     158,364
      5,100   Cadence Design Systems, Inc.+ ......       95,013
      2,700   Ceridian Corporation+ ..............       51,759
      2,000   Citrix Systems, Inc.+ ..............       69,800
      3,500   Computer Associates International,
               Inc. ..............................      126,000
      1,900   Computer Sciences Corporation+ .....       65,740
      8,400   Compuware Corporation+ .............      117,516
      2,100   Inforte Corporation+ ...............       25,683
      1,200   Internet Security Systems, Inc.+ ...       58,272
      4,000   J.D. Edwards & Company+ ............       56,560
      2,900   Lexmark International, Inc.+ .......      195,025
        900   Netegrity, Inc.+ ...................       27,000
      4,200   Network Associates, Inc.+ ..........       52,290
      1,100   NVIDIA Corporation+ ................      102,025
      2,083   Openwave Systems, Inc.+ ............       72,280
      2,200   Parametric Technology Corporation+ .       30,778
      6,000   PeopleSoft, Inc.+ ..................      295,380
      1,500   RadiSys Corporation+ ...............       34,275
      5,800   Sybase, Inc.+ ......................       95,410
      3,000   Vastera, Inc.+ .....................       42,600
                                                   ------------
                                                      2,221,192
                                                   ------------
   CONSUMER PRODUCTS -- 3.4%
      3,700   Avery Dennison Corporation .........      188,885
      4,800   Avon Products, Inc. ................      222,144
      2,400   The Black & Decker Corporation .....       94,704
      6,000   The Estee Lauder Companies, Inc.,
               Class A ...........................      258,600
      6,200   Snap-On, Inc. ......................      149,792
      3,800   The Stanley Works ..................      159,106
                                                   ------------
                                                      1,073,231
                                                   ------------
   ELECTRONICS -- 3.6%
      1,400   Applera Corporation-Applied Biosystems
               Group .............................       37,450
      2,500   Avnet, Inc. ........................       56,050
        800   Jabil Circuit, Inc.+ ...............       24,688
      2,500   Millipore Corporation ..............      154,950
      3,000   Parker-Hannifin Corporation ........      127,320
      3,000   PerkinElmer, Inc. ..................       82,590
      4,200   Polycom, Inc.+ .....................       96,978
      3,500   Sanmina Corporation+ ...............       81,935
      2,200   SCI Systems, Inc.+ .................       56,100
      3,050   Symbol Technologies, Inc. ..........       67,710
      1,600   Tektronix, Inc.+ ...................       43,440
     11,800   Thermo Electron Corporation+ .......      259,836
      1,500   Waters Corporation+ ................       41,415
                                                   ------------
                                                      1,130,462
                                                   ------------
   FINANCIAL SERVICES -- 3.8%
      2,000   The Bear Stearns Companies, Inc. ...      117,940
        600   The BISYS Group, Inc.+ .............       35,400
      3,500   Concord EFS, Inc.+ .................      182,035
        800   DST Systems, Inc.+ .................       42,160
        400   Fiserv, Inc.+ ......................       25,592
      1,700   Legg Mason, Inc. ...................       84,592
      3,150   MBIA, Inc. .........................      175,392
      3,400   Moody's Corporation ................      113,900

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- (CONTINUED)
        500   Neuberger Berman, Inc. ............. $     34,000
        800   The New Dun & Bradstreet Corporation+      22,560
      1,700   Stilwell Financial, Inc. ...........       57,052
      3,800   SunGard Data Systems, Inc.+ ........      114,038
      2,200   USA Education, Inc. ................      160,600
        800   Waddell & Reed Financial, Inc.,
               Class A ...........................       25,400
                                                   ------------
                                                      1,190,661
                                                   ------------
   FOOD AND BEVERAGES -- 1.5%
      2,300   Brown-Forman Corporation, Class B ..      147,062
        400   McCormick & Company, Inc. ..........       16,808
      1,800   The Pepsi Bottling Group, Inc. .....       72,180
        900   The Quaker Oats Company ............       82,125
      3,300   Wrigley (W.M.) Jr. Company .........      154,605
                                                   ------------
                                                        472,780
                                                   ------------
   HEALTH CARE -- 5.3%
      4,100   Bausch & Lomb, Inc. ................      148,584
      2,900   Becton, Dickinson & Company ........      103,791
      3,300   Biomet, Inc. .......................      158,598
      1,800   C.R. Bard, Inc. ....................      102,510
      1,600   Express Scripts, Inc.+ .............       88,048
      5,000   First Health Group Corporation+ ....      120,600
      6,800   Guidant Corporation+ ...............      244,800
      4,800   Health Management Associates, Inc.,
               Class A+ ..........................      100,992
      4,700   McKesson HBOC, Inc. ................      174,464
      1,400   St. Jude Medical, Inc.+ ............       84,000
      1,200   Stryker Corporation+ ...............       65,820
      2,000   Tenet Healthcare Corporation+ ......      103,180
        500   Trigon Healthcare, Inc.+ ...........       32,425
      1,500   Wellpoint Health Networks, Inc.+ ...      141,360
                                                   ------------
                                                      1,669,172
                                                   ------------
   HOTELS/RESORTS -- 1.0%
      6,100   Harrah's Entertainment, Inc.+ ......      215,330
      3,900   Mandalay Resort Group+ .............      106,860
                                                   ------------
                                                        322,190
                                                   ------------
   INSURANCE -- 3.5%
      3,600   AFLAC, Inc. ........................      113,364
      2,600   Allmerica Financial Corporation ....      149,500
      2,200   Ambac Financial Group, Inc. ........      128,040
      2,200   Conseco, Inc.+ .....................       30,030
      2,100   The Hartford Financial Services
               Group, Inc. .......................      143,640
        300   The PMI Group, Inc. ................       21,498
      3,400   Protective Life Corporation ........      116,858
      2,800   Radian Group, Inc. .................      113,260
      3,400   Reinsurance Group of America, Inc. .      128,860
      2,000   The St. Paul Companies, Inc. .......      101,380
      2,600   UICI+ ..............................       33,150
      1,000   UnumProvident Corporation ..........       32,120
                                                   ------------
                                                      1,111,700
                                                   ------------
   MANUFACTURING -- 4.5%
      4,300   Alcan, Inc. ........................      180,686
      2,700   Caterpillar, Inc. ..................      135,135
      2,400   Danaher Corporation ................      134,400
      2,400   Deere & Company ....................       90,840
      2,100   Eaton Corporation ..................      147,210
      5,100   Federal Signal Corporation .........      119,697
      1,000   Furniture Brands International, Inc.+      28,000



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   MANUFACTURING -- (CONTINUED)
      3,600   Ingersoll-Rand Company ............. $    148,320
      6,200   Leggett & Platt, Inc. ..............      136,586
        300   NACCO Industries, Inc., Class A ....       23,397
      1,600   SPX Corporation+ ...................      200,288
      2,200   York International Corporation .....       77,044
                                                   ------------
                                                      1,421,603
                                                   ------------
   METALS/MINING -- 0.6%
     11,300   Goldcorp, Inc. .....................      121,927
      1,600   Phelps Dodge Corporation ...........       66,400
                                                   ------------
                                                        188,327
                                                   ------------
   OIL AND GAS -- 6.4%
      2,700   Baker Hughes, Inc. .................       90,450
        600   BJ Services Company+ ...............       17,028
     18,000   Conoco, Inc., Class A ..............      507,600
      2,400   Conoco, Inc., Class B ..............       69,360
        400   Devon Energy Corporation ...........       21,000
        900   ENSCO International, Inc. ..........       21,060
      1,200   Grant Prideco, Inc.+ ...............       20,988
      1,600   Nabors Industries, Inc.+ ...........       59,520
        800   Noble Drilling Corporation+ ........       26,200
      7,100   Praxair, Inc. ......................      333,700
      2,400   Precision Drilling Corporation+ ....       74,976
      1,200   Rowan Companies, Inc.+ .............       26,520
      8,800   Suncor Energy, Inc. ................      226,160
      3,100   Tosco Corporation ..................      136,555
      4,200   USX-Marathon Group .................      123,942
      4,500   Weatherford International, Inc.+ ...      216,000
        900   Westcoast Energy, Inc. .............       21,186
                                                   ------------
                                                      1,992,245
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 3.6%
      3,400   Boise Cascade Corporation ..........      119,578
      1,000   Bowater, Inc. ......................       44,740
      9,300   Delta and Pine Land Company ........      182,745
      4,890   Georgia-Pacific Group ..............      165,527
      1,100   International Paper Company ........       39,270
      3,100   The Mead Corporation ...............       84,134
      4,800   Smurfit-Stone Container Corporation+       77,760
      2,200   Temple-Inland, Inc. ................      117,238
      5,100   Westvaco Corporation ...............      123,879
      3,400   Weyerhaeuser Company ...............      186,898
                                                   ------------
                                                      1,141,769
                                                   ------------
   PHARMACEUTICALS -- 4.5%
      2,000   Alkermes, Inc.+ ....................       70,200
      1,400   Allergan, Inc. .....................      119,700
      2,400   Applera Corporation-Celera Genomics
               Group+ ............................       95,184
      2,300   Biogen, Inc.+ ......................      125,028
        900   Cephalon, Inc.+ ....................       63,450
      2,900   Gilead Sciences, Inc.+ .............      168,751
      1,400   Human Genome Sciences, Inc.+ .......       84,350
      2,200   IDEC Pharmaceuticals Corporation+ ..      148,918
      3,100   Immunex Corporation+ ...............       55,025
      7,300   IMS Health, Inc. ...................      208,050
        300   Invitrogen Corporation+ ............       16,692
      1,700   MedImmune, Inc.+ ...................       80,240
      2,700   Millennium Pharmaceuticals, Inc.+ ..       96,066
        700   Protein Design Labs, Inc.+ .........       60,732
        300   Sepracor, Inc.+ ....................       11,940
        400   Vertex Pharmaceuticals, Inc.+ ......       19,800
                                                   ------------
                                                      1,424,126
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   PRINTING/PUBLISHING -- 0.6%
      2,200   Harcourt General, Inc. ............. $    128,018
      1,700   The New York Times Company, Class A        71,400
                                                   ------------
                                                        199,418
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 2.7%
      3,200   Apartment Investment & Management
               Company, Class A ..................      154,240
      6,400   Crescent Real Estate Equities Company     157,248
      8,700   Duke-Weeks Realty Corporation ......      216,195
      6,900   Glenborough Realty Trust, Inc. .....      133,170
      3,900   Host Marriott Corporation ..........       48,828
      5,300   Reckson Associates Realty Corporation     121,900
                                                   ------------
                                                        831,581
                                                   ------------
   RESTAURANTS -- 1.4%
      1,600   CEC Entertainment, Inc.+ ...........       78,960
      1,100   Darden Restaurants, Inc. ...........       30,690
      1,600   Outback Steakhouse, Inc.+ ..........       46,080
        500   P.F. Chang's China Bistro, Inc.+ ...       18,950
      2,700   Tricon Global Restaurants, Inc.+ ...      118,530
      5,500   Wendy's International, Inc. ........      140,470
                                                   ------------
                                                        433,680
                                                   ------------
   RETAIL -- 3.9%
      1,700   Abercrombie & Fitch Company, Class A+      75,650
      2,700   Best Buy Company, Inc.+ ............      171,504
      9,700   Big Lots, Inc.+ ....................      132,696
      4,000   BJ's Wholesale Club, Inc.+ .........      213,040
      2,300   CDW Computer Centers, Inc.+ ........       91,333
      3,600   Dillard's, Inc., Class A ...........       54,972
      1,600   Dollar Tree Stores, Inc.+ ..........       44,544
      1,900   Duane Reade, Inc.+ .................       61,750
        800   Federated Department Stores, Inc.+ .       34,000
      1,000   Insight Enterprises, Inc.+ .........       24,500
     12,600   Kmart Corporation+ .................      144,522
      1,700   The Neiman Marcus Group, Inc.,
               Class A+ ..........................       52,700
      3,300   Pier 1 Imports, Inc. ...............       37,950
        900   Staples, Inc.+ .....................       14,391
      1,900   Tech Data Corporation+ .............       63,384
                                                   ------------
                                                      1,216,936
                                                   ------------
   SEMICONDUCTORS -- 3.8%
      3,800   Altera Corporation+ ................      110,200
      2,500   Applied Micro Circuits Corporation+        43,000
     15,600   Atmel Corporation+ .................      210,444
      2,400   Axcelis Technologies, Inc.+ ........       35,520
      4,800   Broadcom Corporation, Class A+ .....      205,248
        800   DuPont Photomasks, Inc.+ ...........       38,600
      1,500   Integrated Device Technology, Inc.+        47,535
      2,400   KLA-Tencor Corporation+ ............      140,328
      3,200   Lam Research Corporation+ ..........       94,880
      2,300   Microchip Technology, Inc.+ ........       78,775
      1,600   National Semiconductor Corporation+        46,592
        700   Semtech Corporation+ ...............       21,000
        500   Teradyne, Inc.+ ....................       16,550
      4,500   Vitesse Semiconductor Corporation+ .       94,680
                                                   ------------
                                                      1,183,352
                                                   ------------
   SERVICES -- 2.3%
      1,100   Ecolab, Inc. .......................       45,067
      6,800   Fluor Corporation ..................      307,020
      2,700   Manpower, Inc. .....................       80,730
      2,400   Robert Half International, Inc.+ ...       59,736
      4,700   Sabre Holdings Corporation+ ........      235,000
                                                   ------------
                                                        727,553
                                                   ------------

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   TELECOMMUNICATIONS -- 4.7%
      2,200   Aether Systems, Inc.+ .............. $     19,470
      1,400   American Tower Corporation, Class A+       28,938
      1,200   CenturyTel, Inc. ...................       36,360
      2,500   CIENA Corporation+ .................       95,000
     28,800   Citizens Communications Company+ ...      346,464
      1,800   CommScope, Inc.+ ...................       42,300
      2,800   Comverse Technology, Inc.+ .........      161,336
      2,200   Crown Castle International
               Corporation+ ......................       36,080
          1   Deutsche Telekom AG, ADR ...........           17
      1,200   Dobson Communications Corporation,
               Class A+ ..........................       20,460
        500   Harris Corporation .................       13,605
      2,300   Scientific-Atlanta, Inc. ...........       93,380
      1,200   Sonus Networks, Inc.+ ..............       28,032
      1,600   TeleCorp PCS, Inc., Class A+ .......       30,992
      3,700   Telesp Celular Participacoes S.A.,
               ADR ...............................       56,055
      4,700   Triton PCS Holdings, Inc., Class A+       192,700
      6,000   Western Wireless Corporation,
               Class A+ ..........................      258,000
                                                   ------------
                                                      1,459,189
                                                   ------------
   TRANSPORTATION -- 3.4%
      3,200   Burlington Northern Santa Fe
               Corporation .......................       96,544
      1,800   Canadian National Railway Company ..       72,900
      5,300   Canadian Pacific Ltd. ..............      205,375
      2,000   CNF, Inc. ..........................       56,500
      3,100   CSX Corporation ....................      112,344
      2,100   Expeditors International of
               Washington, Inc. ..................      125,998
      7,200   Union Pacific Corporation ..........      395,352
                                                   ------------
                                                      1,065,013
                                                   ------------
   UTILITIES -- 5.0%
      9,900   The AES Corporation+ ...............      426,195
      3,400   Ameren Corporation .................      145,180
      1,700   American Electric Power Company, Inc.      78,489
      3,300   Covanta Energy Corporation+ ........       60,918
      1,100   DPL, Inc. ..........................       31,856
      2,400   Kinder Morgan, Inc. ................      120,600
      1,500   Niagara Mohawk Holdings, Inc.+ .....       26,535
      4,400   NiSource, Inc. .....................      120,252
      5,100   Northeast Utilities ................      105,825
      3,300   Philadelphia Suburban Corporation ..       84,150
      4,000   SCANA Corporation ..................      113,600
      3,000   The Southern Company ...............       69,750
      3,000   Western Resources, Inc. ............       64,500
      4,400   Wisconsin Energy Corporation .......      104,588
                                                   ------------
                                                      1,552,438
                                                   ------------
   WASTE MANAGEMENT -- 0.3%
      5,200   Republic Services, Inc.+ ...........      103,220
                                                   ------------
              Total Common Stocks
               (Cost $28,563,786) ................   28,943,487
                                                   ------------
RIGHTS -- 0.0%#
   (Cost $0)
        300   Seagate Tax Refund Rights+ .........           24
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           DIVERSIFIED MID-CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
U.S. TREASURY BILLS -- 1.5%
  $ 100,000    3.552%++ due 08/16/2001 ...........  $   99,573
    100,000    3.565%++ due 08/16/2001 ...........      99,573
    100,000    3.584%++ due 08/16/2001 ...........      99,573
    100,000    3.632%++ due 07/12/2001 ...........      99,882
     25,000    3.844%++ due 08/02/2001 ...........      24,923
     30,000    3.849%++ due 07/05/2001 ...........      29,986
                                                   -----------
              Total U.S. Treasury Bills
               (Cost $453,407) ...................     453,510
                                                   -----------
TOTAL INVESTMENTS (COST $29,017,193*) ....  93.8%   29,397,021
OTHER ASSETS AND LIABILITIES (NET) .......   6.2     1,959,550
                                           -----   -----------
NET ASSETS ............................... 100.0%  $31,356,571
                                           =====   ===========
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
  # Amount is less than 0.1%.

  NUMBERS OF                                        UNREALIZED
   CONTRACTS                                       DEPRECIATION
  ----------                                       ------------
FUTURES CONTRACTS -- LONG POSITION
      35      S&P 500 Index, September 2001 ...... $   (426,216)
                                                   ------------
Net unrealized depreciation on
   futures contracts-- Long Position ............. $   (426,216)
                                                   ============

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                 RESEARCH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 96.3%
   AEROSPACE/DEFENSE -- 3.8%
    112,750   The Boeing Company ................. $  6,268,900
    145,200   General Dynamics Corporation .......   11,298,012
    276,050   United Technologies Corporation ....   20,223,423
                                                   ------------
                                                     37,790,335
                                                   ------------
   APPAREL AND TEXTILES -- 0.5%
    117,800   NIKE, Inc., Class B ................    4,946,422
                                                   ------------
   AUTOMOTIVE -- 1.1%
    237,900   Harley-Davidson, Inc. ..............   11,200,332
                                                   ------------
   BANKS -- 4.5%
    229,020   Bank of America Corporation ........   13,748,071
     90,400   Comerica, Inc. .....................    5,207,040
    212,940   FleetBoston Financial Corporation ..    8,400,483
     81,200   PNC Financial Services Group .......    5,342,148
    125,680   SouthTrust Corporation .............    3,267,680
    378,465   U.S. Bancorp .......................    8,625,217
                                                   ------------
                                                     44,590,639
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 6.2%
    224,970   AOL Time Warner, Inc.+ .............   11,923,410
    163,200   Charter Communications, Inc.,
               Class A+ ..........................    3,810,720
    223,880   Clear Channel Communications, Inc.+    14,037,276
    179,940   Comcast Corporation, Special Class A+   7,809,396
     80,200   Gemstar-TV Guide International, Inc.+   3,528,800
    409,888   Viacom, Inc., Class B+ .............   21,211,704
                                                   ------------
                                                     62,321,306
                                                   ------------
   CHEMICALS -- 0.8%
     33,650   Air Products and Chemicals, Inc. ...    1,539,487
     10,820   Rohm and Haas Company ..............      355,978
    110,210   Syngenta AG+ .......................    5,794,556
                                                   ------------
                                                      7,690,021
                                                   ------------
   COMPUTER INDUSTRY -- 10.9%
     61,280   Akamai Technologies, Inc.+ .........      562,244
    180,120   Cabletron Systems, Inc.+ ...........    4,115,742
    142,520   Check Point Software Technologies
               Ltd.+ .............................    7,207,236
    187,300   Dell Computer Corporation+ .........    4,860,435
    464,900   EMC Corporation+ ...................   13,505,345
     30,540   Emulex Corporation+ ................    1,233,816
     83,000   Exodus Communications, Inc.+ .......      170,980
     92,700   Extreme Networks, Inc.+ ............    2,734,650
    139,340   International Business Machines
               Corporation .......................   15,745,420
     17,188   McDATA Corporation, Class A+ .......      301,649
     63,500   Micromuse, Inc.+ ...................    1,777,365
    320,150   Microsoft Corporation+ .............   23,242,890
    597,860   Oracle Corporation+ ................   11,359,340
    151,750   Rational Software Corporation+ .....    4,256,587
    307,500   Sun Microsystems, Inc.+ ............    4,833,900
     84,260   VeriSign, Inc.+ ....................    5,056,443
    125,061   VERITAS Software Corporation+ ......    8,320,278
                                                   ------------
                                                    109,284,320
                                                   ------------
   CONSUMER PRODUCTS -- 0.3%
     98,400   The Gillette Company ...............    2,852,616
                                                   ------------
   ELECTRONICS -- 2.0%
    288,200   Applera Corporation-Applied
               Biosystems Group ..................    7,709,350
    461,192   Flextronics International Ltd.+ ....   12,041,723
                                                   ------------
                                                     19,751,073
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   FINANCIAL SERVICES -- 8.2%
    129,980   Capital One Financial Corporation .. $  7,798,800
    546,103   Citigroup, Inc. ....................   28,856,083
    227,950   Fannie Mae .........................   19,409,942
     71,380   Fiserv, Inc.+ ......................    4,566,892
    287,980   Freddie Mac ........................   20,158,600
     22,500   Lehman Brothers Holdings, Inc. .....    1,749,375
                                                   ------------
                                                     82,539,692
                                                   ------------
   FOOD AND BEVERAGES -- 1.2%
     98,150   Anheuser-Busch Companies, Inc. .....    4,043,780
     91,680   The Quaker Oats Company ............    8,365,800
                                                   ------------
                                                     12,409,580
                                                   ------------
   HEALTH CARE -- 0.8%
    229,780   Guidant Corporation+ ...............    8,272,080
                                                   ------------
   INSURANCE -- 5.1%
    171,390   AFLAC, Inc. ........................    5,397,071
    238,737   American International Group, Inc. .   20,531,382
    101,710   CIGNA Corporation ..................    9,745,852
     98,700   MetLife, Inc. ......................    3,057,726
    209,640   The St. Paul Companies, Inc. .......   10,626,652
     64,390   UnumProvident Corporation ..........    2,068,207
                                                   ------------
                                                     51,426,890
                                                   ------------
   MANUFACTURING -- 6.3%
    161,540   Alcoa, Inc. ........................    6,364,676
    279,560   Deere & Company ....................   10,581,346
    459,750   General Electric Company ...........   22,412,812
     50,130   Minnesota Mining and Manufacturing
               Company ...........................    5,719,833
     47,470   SPX Corporation+ ...................    5,942,295
    231,138   Tyco International Ltd. ............   12,597,021
                                                   ------------
                                                     63,617,983
                                                   ------------
   OIL AND GAS -- 12.2%
     59,000   Apache Corporation .................    2,994,250
    263,040   Conoco, Inc., Class B ..............    7,601,856
     86,070   Devon Energy Corporation ...........    4,518,675
    254,070   Dynegy, Inc., Class A ..............   11,814,255
    186,002   El Paso Corporation ................    9,772,545
    121,350   EOG Resources, Inc. ................    4,313,992
     52,400   Equitable Resources, Inc. ..........    1,745,444
    408,234   Exxon Mobil Corporation ............   35,659,240
    274,080   Global Marine, Inc.+ ...............    5,106,110
     99,250   Grant Prideco, Inc.+ ...............    1,735,883
    144,520   Noble Drilling Corporation+ ........    4,733,030
     31,500   Praxair, Inc. ......................    1,480,500
    152,380   Royal Dutch Petroleum Company+ .....    8,769,422
    249,420   Santa Fe International Corporation .    7,233,180
     56,540   TotalFina S.A. .....................    7,916,864
    131,680   Transocean Sedco Forex, Inc. .......    5,431,800
     35,060   Williams Companies, Inc. ...........    1,155,227
                                                   ------------
                                                    121,982,273
                                                   ------------
   PAPER AND FOREST PRODUCTS -- 0.1%
    392,000   Jefferson Smurfit Group Plc ........      724,976
                                                   ------------
   PHARMACEUTICALS -- 10.4%
    391,860   American Home Products Corporation .   22,900,298
    199,000   Bristol-Myers Squibb Company .......   10,407,700
     41,420   Cardinal Health, Inc. ..............    2,857,980
    350,200   Eli Lilly & Company ................   25,914,800
    138,400   Novartis AG ........................    5,008,997
    310,100   Pfizer, Inc. .......................   12,419,505

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                 RESEARCH SERIES

                            JUNE 30, 2001 (UNAUDITED)

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   PHARMACEUTICALS -- (CONTINUED)
    214,449   Pharmacia Corporation .............. $  9,853,932
     84,200   Sanofi-Synthelabo S.A. .............    5,524,280
    263,600   Schering-Plough Corporation ........    9,552,864
                                                   ------------
                                                    104,440,356
                                                   ------------
   RETAIL -- 6.3%
     80,100   Costco Wholesale Corporation+ ......    3,290,508
    459,830   CVS Corporation ....................   17,749,438
     16,300   Fast Retailing Company Ltd.+ .......    2,836,133
     39,100   Lowe's Companies, Inc. .............    2,836,705
    493,350   Safeway, Inc.+ .....................   23,680,800
    100,200   The Home Depot, Inc. ...............    4,664,310
    160,030   Wal-Mart Stores, Inc. ..............    7,809,464
                                                   ------------
                                                     62,867,358
                                                   ------------
   SEMICONDUCTORS -- 3.7%
    228,420   Analog Devices, Inc.+ ..............    9,879,165
    668,760   Atmel Corporation+ .................    9,021,572
    471,450   Intel Corporation ..................   13,789,913
     73,502   QLogic Corporation+ ................    4,737,204
                                                   ------------
                                                     37,427,854
                                                   ------------
   SERVICES -- 0.9%
    183,590   Automatic Data Processing, Inc. ....    9,124,423
                                                   ------------
   TELECOMMUNICATIONS -- 8.8%
    292,200   AT&T Corporation ...................    6,428,400
     72,400   Allegiance Telcom, Inc.+ ...........    1,085,276
     51,200   Amdocs Ltd.+ .......................    2,757,120
    206,470   American Tower Corporation, Class A+    4,267,735
    114,880   CIENA Corporation+ .................    4,365,440
    179,600   Comverse Technology, Inc.+ .........   10,348,552
    263,400   EchoStar Communications Corporation,
               Class A+ ..........................    8,539,428
    393,200   Nortel Networks Corporation+ .......    3,574,188
     74,700   QUALCOMM, Inc.+ ....................    4,368,456
    401,340   Qwest Communications International,
               Inc. ..............................   12,790,706
    189,900   SBA Communications Corporation+ ....    4,700,025
    706,230   Sprint Corporation .................   15,085,073
    198,920   Sprint Corporation (PCS Group)+ ....    4,803,918
  2,181,009   Vodafone AirTouch Plc ..............    4,831,144
    134,210   XO Communications, Inc.+ ...........      257,683
                                                   ------------
                                                     88,203,144
                                                   ------------
   UTILITIES -- 2.2%
    151,990   The AES Corporation+ ...............    6,543,170
    171,720   Calpine Corporation+ ...............    6,491,016
     79,400   Constellation Energy Group, Inc. ...    3,382,440
    108,300   Enron Corporation ..................    5,306,700
                                                   ------------
                                                     21,723,326
                                                   ------------
              Total Common Stocks
               (Cost $1,008,468,388) .............  965,186,999
                                                   ------------
RIGHTS -- 0.0%#
   (Cost $0)
    130,700   Seagate Tax Refund Rights+ .........       10,456
                                                   ------------



  PRINCIPAL                                            VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.9%
   (Cost $29,549,531)
$29,556,000   Federal Home Loan Bank,
               3.940%++ due 07/02/2001 ........... $   29,549,531
                                                   --------------
TOTAL INVESTMENTS (COST $1,038,017,919*) .  99.2%     994,746,986
OTHER ASSETS AND LIABILITIES (NET) .......   0.8        7,552,968
                                           -----   --------------
NET ASSETS ............................... 100.0%  $1,002,299,954
                                           =====   ==============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
  # Amount is less than 0.1%.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 96.7%
   AUTOMOTIVE -- 2.3%
    253,250   Harley-Davidson, Inc. .............. $ 11,923,010
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 3.7%
    126,900   Adelphia Communications Corporation,
               Class A+ ..........................    5,202,900
    602,050   Charter Communications, Inc.,
               Class A+ ..........................   14,057,867
                                                   ------------
                                                     19,260,767
                                                   ------------
   COMPUTER INDUSTRY -- 7.0%
    131,650   Electronic Arts, Inc.+ .............    7,622,535
    167,800   Lexmark International, Inc.+ .......   11,284,550
    175,400   Mercury Interactive Corporation+ ...   10,506,460
    256,900   Rational Software Corporation+ .....    7,206,045
                                                   ------------
                                                     36,619,590
                                                   ------------
   CONSUMER PRODUCTS -- 1.7%
    194,500   Avon Products, Inc. ................    9,001,460
                                                   ------------
   ELECTRONICS -- 5.1%
    421,650   Flextronics International Ltd.+ ....   11,009,281
    110,060   Molex, Inc. ........................    4,020,492
    318,650   Polycom, Inc.+ .....................    7,357,628
    193,250   Symbol Technologies, Inc. ..........    4,290,150
                                                   ------------
                                                     26,677,551
                                                   ------------
   FINANCIAL SERVICES -- 5.5%
    181,300   Concord EFS, Inc.+ .................    9,429,413
    100,000   Healthcare Financial Partners, Inc.+^   3,438,000
    111,500   Investors Financial Services
               Corporation .......................    7,470,500
    171,600   Legg Mason, Inc. ...................    8,538,816
                                                   ------------
                                                     28,876,729
                                                   ------------
   HEALTH CARE -- 8.9%
    618,200   Health Management Associates, Inc.,
               Class A+ ..........................   13,006,928
    168,900   Quest Diagnostics, Inc.+ ...........   12,642,165
    249,400   Tenet Healthcare Corporation+ ......   12,866,546
     90,650   Wellpoint Health Networks, Inc.+ ...    8,542,856
                                                   ------------
                                                     47,058,495
                                                   ------------
   HOTELS/RESORTS -- 3.9%
    831,800   Park Place Entertainment Corporation+  10,064,780
    286,600   Starwood Hotels & Resorts
               Worldwide, Inc. ...................   10,684,448
                                                   ------------
                                                     20,749,228
                                                   ------------
   INSURANCE -- 6.2%
    290,900   AFLAC, Inc. ........................    9,160,441
    179,450   Ambac Financial Group, Inc. ........   10,443,990
      8,700   CNA Financial Corporation+ .........      343,215
    155,600   XL Capital Ltd., Class A ...........   12,774,760
                                                   ------------
                                                     32,722,406
                                                   ------------
   MANUFACTURING -- 5.3%
    123,600   AK Steel Holding Corporation .......    1,549,944
    168,050   Alcan, Inc. ........................    7,061,461
    125,200   American Standard Companies, Inc.+ .    7,524,520
    116,550   Danaher Corporation ................    6,526,800
    147,050   Precision Castparts Corporation ....    5,502,611
                                                   ------------
                                                     28,165,336
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   OIL AND GAS -- 8.0%
    231,000   Baker Hughes, Inc. ................. $  7,738,500
    240,000   Dynegy, Inc., Class A ..............   11,160,000
    183,000   Kerr-McGee Corporation .............   12,127,410
    369,150   Pride International, Inc.+ .........    7,013,850
    346,800   Stolt Offshore, S.A., ADR+ .........    4,248,300
                                                   ------------
                                                     42,288,060
                                                   ------------
   PHARMACEUTICALS -- 11.6%
    150,300   Forest Laboratories, Inc.+ .........   10,671,300
    169,550   Human Genome Sciences, Inc.+ .......   10,215,388
     55,000   ImClone Systems, Inc.+ .............    2,904,000
    181,900   IMS Health, Inc. ...................    5,184,150
    246,000   King Pharmaceuticals, Inc.+ ........   13,222,500
     49,900   OSI Pharmaceuticals, Inc.+ .........    2,624,241
    129,650   Protein Design Labs, Inc.+ .........   11,248,434
     45,150   Trimeris, Inc.+ ....................    2,260,661
     43,900   Watson Pharmaceuticals, Inc.+ ......    2,705,996
                                                   ------------
                                                     61,036,670
                                                   ------------
   RESTAURANTS -- 1.3%
    149,900   Tricon Global Restaurants, Inc.+ ...    6,580,610
                                                   ------------
   RETAIL -- 7.9%
    265,700   Abercrombie & Fitch Company, Class A+  11,823,650
    287,550   Bed Bath & Beyond, Inc.+ ...........    8,626,500
    154,250   Borders Group, Inc.+ ...............    3,455,200
    547,100   Circuit City Stores-Circuit City
               Group .............................    9,847,800
          1   Delhaize America, Inc., Class A ....           20
    428,100   Mattel, Inc. .......................    8,099,652
          1   Too, Inc.+ .........................           27
                                                   ------------
                                                     41,852,849
                                                   ------------
   SCHOOLS -- 1.4%
    332,900   Edison Schools, Inc.+ ..............    7,603,436
                                                   ------------
   SEMICONDUCTORS -- 6.3%
    329,250   Altera Corporation+ ................    9,548,250
     93,400   KLA-Tencor Corporation+ ............    5,461,098
    173,250   Lam Research Corporation+ ..........    5,136,863
    139,100   Maxim Integrated Products, Inc.+ ...    6,149,611
    172,050   Micron Technology, Inc.+ ...........    7,071,255
                                                   ------------
                                                     33,367,077
                                                   ------------
   SERVICES -- 2.6%
     95,500   eBay, Inc.+ ........................    6,540,795
    123,900   TMP Worldwide, Inc.+ ...............    7,323,729
                                                   ------------
                                                     13,864,524
                                                   ------------
   TELECOMMUNICATIONS -- 5.5%
    133,650   Amdocs Ltd.+ .......................    7,197,053
     99,100   CIENA Corporation+ .................    3,765,800
    119,200   Comverse Technology, Inc.+ .........    6,868,304
    260,000   Western Wireless Corporation,
               Class A+ ..........................   11,180,000
                                                   ------------
                                                     29,011,157
                                                   ------------
   UTILITIES -- 2.5%
    350,150   Calpine Corporation+ ...............   13,235,670
                                                   ------------
              Total Common Stocks
               (Cost $476,307,941) ...............  509,894,625
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              CAPITAL GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
PREFERRED STOCKS -- 0.3%
   (Cost $1,157,250)
   TELECOMMUNICATIONS -- 0.3%
     35,000   Amdocs Ltd.+ ....................... $  1,767,500
                                                   ------------
WARRANTS -- 0.1%
   FINANCIAL SERVICES -- 0.1%
     40,000   Healthcare Financial Partners, Inc.+^     600,160
                                                   ------------
   INDUSTRIAL -- 0.0%#
     30,995   Hybridon, Inc.+ ....................          310
                                                   ------------
              Total Warrants
               (Cost $485,600) ...................      600,470
                                                   ------------
TOTAL INVESTMENTS (COST $477,950,791*) ...  97.1%   512,262,595
OTHER ASSETS AND LIABILITIES (NET) .......   2.9     15,106,559
                                           -----   ------------
NET ASSETS ............................... 100.0%  $527,369,154
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  ^ Illiquid security.
  + Non income producing security.
  # Amount is less than 0.1%.

                              GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 90.6%
   ADVERTISING -- 3.0%
    164,600   Omnicom Group, Inc. ................ $ 14,155,600
                                                   ------------
   BANKS -- 3.6%
    133,200   The Bank of New York Company, Inc. .    6,393,600
    246,800   J.P. Morgan Chase & Company ........   11,007,280
                                                   ------------
                                                     17,400,880
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 10.7%
    269,300   AOL Time Warner, Inc.+ .............   14,272,900
    425,700   Comcast Corporation, Special Class A+  18,475,380
    412,500   Cox Communications, Inc., Class A+ .   18,273,750
                                                   ------------
                                                     51,022,030
                                                   ------------
   COMPUTER INDUSTRY -- 4.1%
     32,500   Brocade Communications Systems, Inc.+   1,429,675
     37,300   Check Point Software Technologies
               Ltd.+ .............................    1,886,261
    145,000   Cisco Systems, Inc.+ ...............    2,639,000
    142,000   Compaq Computer Corporation ........    2,199,580
    100,000   EMC Corporation+ ...................    2,905,000
     49,500   Microsoft Corporation+ .............    3,593,700
    170,000   Oracle Corporation+ ................    3,230,000
     32,300   PeopleSoft, Inc.+ ..................    1,590,129
                                                   ------------
                                                     19,473,345
                                                   ------------
   CONSUMER PRODUCTS -- 1.0%
     85,100   Kimberly-Clark Corporation .........    4,757,090
                                                   ------------
   ELECTRONICS -- 1.9%
    167,300   Celestica, Inc.+ ...................    8,615,950
     27,000   Solectron Corporation+ .............      494,100
                                                   ------------
                                                      9,110,050
                                                   ------------
   FINANCIAL SERVICES -- 14.3%
    129,000   American Express Company ...........    5,005,200
    282,800   Citigroup, Inc. ....................   14,943,152
    104,400   Fannie Mae .........................    8,889,660
    278,000   First Data Corporation .............   17,861,500
    163,100   Freddie Mac ........................   11,417,000
    160,000   Morgan Stanley Dean Witter & Company   10,276,800
                                                   ------------
                                                     68,393,312
                                                   ------------
   FOOD AND BEVERAGES -- 1.0%
    110,000   PepsiCo, Inc. ......................    4,862,000
                                                   ------------
   HEALTH CARE -- 8.4%
    116,400   Baxter International, Inc. .........    5,703,600
     60,000   Guidant Corporation+ ...............    2,160,000
    200,000   HCA, Inc. ..........................    9,038,000
    231,000   Johnson & Johnson ..................   11,550,000
    191,500   UnitedHealth Group, Inc. ...........   11,825,125
                                                   ------------
                                                     40,276,725
                                                   ------------
   INSURANCE -- 6.2%
    219,400   American International Group, Inc. .   18,868,400
     67,100   CIGNA Corporation ..................    6,429,522
     50,100   The Hartford Financial Services
               Group, Inc. .......................    3,426,840
     14,900   The St. Paul Companies, Inc. .......      755,281
                                                   ------------
                                                     29,480,043
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   MANUFACTURING -- 5.7%
    245,800   General Electric Company ........... $ 11,982,750
    280,000   Tyco International Ltd. ............   15,260,000
                                                   ------------
                                                     27,242,750
                                                   ------------
   OIL AND GAS -- 6.7%
    181,000   BP Amoco Plc, ADR ..................    9,022,850
     51,200   Chevron Corporation ................    4,633,600
     75,200   Exxon Mobil Corporation ............    6,568,720
    125,900   Transocean Sedco Forex, Inc. .......    5,193,375
    195,599   Williams Companies, Inc. ...........    6,444,992
                                                   ------------
                                                     31,863,537
                                                   ------------
   PHARMACEUTICALS -- 5.4%
     73,000   Abbott Laboratories ................    3,504,730
     10,000   Allergan, Inc. .....................      855,000
    441,800   Pfizer, Inc. .......................   17,694,090
    104,100   Schering-Plough Corporation ........    3,772,584
                                                   ------------
                                                     25,826,404
                                                   ------------
   RETAIL -- 8.3%
     85,000   Best Buy Company, Inc.+ ............    5,399,200
    172,700   The Kroger Company+ ................    4,317,500
    191,700   Safeway, Inc.+ .....................    9,201,600
    400,000   Target Corporation .................   13,840,000
    195,100   Walgreen Company ...................    6,662,665
                                                   ------------
                                                     39,420,965
                                                   ------------
   SEMICONDUCTORS -- 2.1%
    170,000   Analog Devices, Inc.+ ..............    7,352,500
     40,000   Applied Materials, Inc.+ ...........    1,964,000
     22,000   Teradyne, Inc.+ ....................      728,200
                                                   ------------
                                                     10,044,700
                                                   ------------
   SERVICES -- 1.4%
    133,000   Automatic Data Processing, Inc. ....    6,610,100
                                                   ------------
   TELECOMMUNICATIONS -- 4.3%
     88,000   Amdocs Ltd.+ .......................    4,738,800
    605,500   Nextel Communications, Inc.,
               Class A+ ..........................   10,596,250
    141,500   Nokia Oyj, ADR .....................    3,118,660
     71,000   Qwest Communications International,
               Inc. ..............................    2,262,770
          1   Williams Communications Group, Inc.+            3
                                                   ------------
                                                     20,716,483
                                                   ------------
   UTILITIES -- 2.5%
     20,000   Calpine Corporation+ ...............      756,000
     91,000   Duke Energy Corporation ............    3,549,910
     95,300   Enron Corporation ..................    4,669,700
     87,000   Mirant Corporation+ ................    2,992,800
                                                   ------------
                                                     11,968,410
                                                   ------------
              Total Common Stocks
               (Cost $449,016,219) ...............  432,624,424
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                           CAPITAL APPRECIATION SERIES

                            JUNE 30, 2001 (UNAUDITED)


  PRINCIPAL                                            VALUE
   AMOUNT                                             (NOTE 1)
  ---------                                           --------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 9.0%
   (Cost $42,835,622)
$42,845,000   Student Loan Marketing Association,
               3.940%++ due 07/02/2001 ........... $ 42,835,622
                                                   ------------
U.S. TREASURY BILLS -- 0.4%
   (Cost $1,984,511)
  2,000,000   3.400%++ due 09/20/2001 ............    1,984,178
                                                   ------------
TOTAL INVESTMENTS (COST $493,836,352*) ... 100.0%   477,444,224
OTHER ASSETS AND LIABILITIES (NET) .......   0.0       (154,866)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $477,289,358
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.

  NUMBERS OF                                         UNREALIZED
   CONTRACTS                                        APPRECIATION
   ----------                                         ----------
FUTURES CONTRACTS -- LONG POSITION
          9   MidCap 400 Index, September 2001     $     28,825
                                                   ------------
Net unrealized appreciation on
   futures contracts-- Long Position               $     28,825
                                                   ------------

                                GLOSSARY OF TERMS
                  ADR-- American Depository Receipt
                                                   -

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 92.0%
   AEROSPACE/DEFENSE -- 0.5%
    190,000   Armor Holdings, Inc.+ .............. $  2,850,000
                                                   ------------
   AGRICULTURE -- 0.0%#
     86,700   Seminis, Inc., Class A+ ............      110,976
                                                   ------------
   AIRLINES -- 0.3%
     33,400   America West Holdings Corporation,
               Class B+ ..........................      332,998
     54,200   SkyWest, Inc. ......................    1,517,600
                                                   ------------
                                                      1,850,598
                                                   ------------
   APPAREL AND TEXTILES -- 0.7%
     70,000   Kellwood Company ...................    1,617,000
    199,000   The Stride Rite Corporation ........    1,691,500
     37,800   Tommy Hilfiger Corporation+ ........      529,200
                                                   ------------
                                                      3,837,700
                                                   ------------
   AUTOMOTIVE -- 2.9%
     50,000   BorgWarner, Inc. ...................    2,481,000
    100,000   CSK Auto Corporation+ ..............      830,000
     59,300   Dollar Thrifty Automotive Group,
               Inc.+ .............................    1,423,200
     63,900   Oshkosh Truck Corporation ..........    2,827,575
    118,000   Pennzoil-Quaker State Company ......    1,321,600
    145,000   Polaris Industries, Inc. ...........    6,641,000
                                                   ------------
                                                     15,524,375
                                                   ------------
   BANKS -- 3.6%
    109,500   Banknorth Group, Inc. ..............    2,480,175
     75,772   BOK Financial Corporation+ .........    2,038,267
     19,000   Citizens Banking Corporation .......      555,750
     46,000   Commerce Bancorp, Inc. .............    3,224,600
     85,000   First Midwest Bancorp, Inc. ........    2,622,250
    110,250   Fulton Financial Corporation .......    2,255,715
    154,000   Net.B@nk, Inc.+ ....................    1,740,200
     78,465   Provident Bankshares Corporation ...    1,956,917
     34,500   The South Financial Group, Inc. ....      651,360
    122,000   Waypoint Financial Corporation .....    1,525,000
                                                   ------------
                                                     19,050,234
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 6.9%
     75,000   Acme Communications, Inc.+ .........      615,750
     64,000   ACTV, Inc.+ ........................      213,120
     16,000   BHC Communications, Inc., Class A+ .    2,223,840
     70,000   Classic Communications, Inc.,
               Class A+ ..........................       62,300
    112,700   Cox Radio, Inc., Class A+ ..........    3,138,695
     69,000   Crown Media Holdings, Inc., Class A+    1,279,950
    199,000   Cumulus Media, Inc., Class A+ ......    2,702,420
     56,800   Emmis Communications Corporation,
               Class A+ ..........................    1,746,600
     30,000   Entercom Communications Corporation+    1,608,300
    119,300   Entravision Communications Corporation,
               Class A+ ..........................    1,467,390
    101,400   Insight Communications Company, Inc.+   2,535,000
    125,300   Mediacom Communications Corporation+    2,212,798
     30,000   Radio One, Inc., Class A+ ..........      690,000
    256,000   Radio One, Inc., Class D+ ..........    5,644,800
     90,000   Sirius Satellite Radio, Inc.+ ......    1,097,100
    100,000   Spanish Broadcasting System, Inc.,
               Class A+ ..........................      821,000
     88,000   Westwood One, Inc.+ ................    3,242,800
     67,000   World Wrestling Federation
               Entertainment, Inc.+ ..............      924,600
    180,000   XM Satellite Radio Holdings, Inc.,
               Class A+ ..........................    2,916,000
     52,000   Young Broadcasting, Inc., Class A+ .    1,746,160
                                                   ------------
                                                     36,888,623
                                                   ------------


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   CHEMICALS -- 0.4%
     95,000   Spartech Corporation ............... $  2,294,250
                                                   ------------
   COMPUTER INDUSTRY -- 5.8%
     85,000   Adept Technology, Inc.+ ............      841,500
    204,200   Click Commerce, Inc.+ ..............    1,837,800
    122,600   CNET Networks, Inc.+ ...............    1,593,800
     34,000   Cognizant Technology Solutions
               Corporation+ ......................    1,443,300
    101,000   CyberSource Corporation+ ...........      163,620
    110,300   Digex, Inc.+ .......................    1,433,900
    105,000   DoubleClick, Inc.+ .................    1,465,800
    101,000   Extensity, Inc.+ ...................    1,020,100
     67,300   Informax, Inc.+ ....................      481,195
     61,000   Ixia+ ..............................    1,159,000
    145,000   Liquid Audio, Inc.+ ................      427,750
     82,400   MatrixOne, Inc.+ ...................    1,910,856
    110,000   National Information Consortium, Inc.+    200,200
    167,269   NetIQ Corporation+ .................    5,233,847
     63,500   PC-Tel, Inc.+ ......................      584,835
    353,000   Pinnacle Systems, Inc.+ ............    2,135,650
     50,000   Pixar, Inc.+ .......................    2,040,000
     64,050   RSA Security, Inc.+ ................    1,982,348
     90,000   Saba Software, Inc.+ ...............    1,476,900
    216,300   Selectica, Inc.+ ...................      925,764
     90,000   Via Net.Works, Inc.+ ...............      138,600
        900   Vignette Corporation+ ..............        7,983
    372,000   Vitria Technology, Inc.+ ...........    1,279,680
     37,000   webMethods, Inc.+ ..................      783,660
     17,100   Witness Systems, Inc.+ .............      187,929
                                                   ------------
                                                     30,756,017
                                                   ------------
   CONSUMER PRODUCTS -- 2.7%
    116,000   American Greetings Corporation,
               Class A ...........................    1,276,000
     59,800   Libbey, Inc. .......................    2,374,658
    115,000   Martha Stewart Living Omnmedia, Inc.,
               Class A+ ..........................    2,656,500
    140,000   Nu Skin Enterprises, Inc., Class A .    1,190,000
     70,000   Rayovac Corporation+ ...............    1,491,000
    150,000   RPM, Inc. ..........................    1,380,000
    101,000   The Scotts Company, Class A+ .......    4,186,450
                                                   ------------
                                                     14,554,608
                                                   ------------
   EDUCATION -- 0.4%
    200,000   click2learn.com, Inc.+ .............      324,000
     60,000   Lightspan, Inc.+ ...................       75,000
     53,000   Riverdeep Group Plc, ADR+ ..........    1,484,000
                                                   ------------
                                                      1,883,000
                                                   ------------
   ELECTRONICS -- 6.5%
    155,100   Advanced Energy Industries, Inc.+ ..    6,400,977
     75,000   American Superconductor Corporation+    1,935,000
    161,100   Electro Scientific Industries, Inc.+    6,137,910
     36,000   FEI Company+ .......................    1,476,000
    123,000   Nanometrics, Inc.+ .................    3,380,901
     65,300   Numerical Technologies, Inc.+ ......    1,371,300
    100,000   Power Intergrations, Inc.+ .........    1,560,000
    136,500   Sawtek, Inc.+ ......................    3,211,845
    100,000   SRS Labs, Inc.+ ....................      475,000
    170,200   Therma-Wave, Inc.+ .................    3,245,714
    223,200   UNOVA, Inc.+ .......................    1,535,616
     64,000   Veeco Instruments, Inc.+ ...........    2,544,000
     60,000   Zygo Corporation+ ..................    1,335,000
                                                   ------------
                                                     34,609,263
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   FINANCIAL SERVICES -- 2.0%
    185,000   American Capital Strategies Ltd. ... $  5,191,100
    135,400   Digital Insight Corporation+ .......    2,992,340
    145,000   LendingTree, Inc.+ .................      923,650
    150,000   Medallion Financial Corporation ....    1,537,500
    120,000   Online Resources & Communications
               Corporation+ ......................      288,000
                                                   ------------
                                                     10,932,590
                                                   ------------
   FOOD AND BEVERAGES -- 3.8%
     52,000   Adolph Coors Company, Class B ......    2,609,360
    145,000   Corn Products International, Inc. ..    4,640,000
    182,200   Dreyer's Grand Ice Cream, Inc. .....    5,083,380
     37,000   Flowers Foods, Inc.+ ...............    1,159,950
     88,000   Suiza Foods Corporation+ ...........    4,672,800
     51,258   Tootsie Roll Industries, Inc. ......    1,975,483
                                                   ------------
                                                     20,140,973
                                                   ------------
   HEALTH CARE -- 3.6%
    140,000   Aspect Medical Systems, Inc.+ ......    2,170,000
    197,300   Capital Senior Living Corporation+ .      301,869
    120,000   ChromaVision Medical Systems, Inc.+       602,400
    152,000   Illumina, Inc.+ ....................    1,790,560
    103,000   LifePoint Hospitals, Inc.+ .........    4,560,840
    140,000   Orthodontic Centers of America, Inc.+   4,256,000
    151,900   SonoSite, Inc.+ ....................    2,946,860
     85,000   Triad Hospitals, Inc.+ .............    2,504,950
      8,500   Unilab Corporation+ ................      214,200
                                                   ------------
                                                     19,347,679
                                                   ------------
   INSURANCE -- 3.1%
     24,100   Berkley (W.R.) Corporation .........      998,222
    100,000   Everest Re Group Ltd. ..............    7,480,000
     87,000   Fidelity National Financial, Inc. ..    2,137,590
    100,000   The First American Corporation .....    1,894,000
    105,000   Philadelphia Consolidated Holding
               Corporation+ ......................    3,651,900
     18,600   Willis Group Holdings Ltd.+ ........      330,150
                                                   ------------
                                                     16,491,862
                                                   ------------
   LEISURE ENTERTAINMENT-- 1.0%
     34,000   International Speedway Corporation,
               Class A ...........................    1,428,000
    162,000   Speedway Motorsports, Inc.+ ........    4,084,020
                                                   ------------
                                                      5,512,020
                                                   ------------
   MANUFACTURING -- 4.1%
     35,100   AptarGroup, Inc. ...................    1,138,293
    125,000   CONSOL Energy, Inc. ................    3,162,500
    154,000   Donaldson Company, Inc. ............    4,797,100
    172,000   Pentair, Inc. ......................    5,813,600
    172,000   Power-One, Inc.+ ...................    2,862,080
     77,400   Speedfam-IPEC, Inc.+ ...............      246,906
    223,000   Valence Technology, Inc.+ ..........    1,433,890
     67,000   York International Corporation .....    2,346,340
                                                   ------------
                                                     21,800,709
                                                   ------------
   METALS/MINING -- 0.6%
     30,500   Arch Coal, Inc. ....................      789,035
    320,000   Kaiser Aluminum Corporation+ .......    1,273,600
     68,700   Massey Energy Company ..............    1,357,512
                                                   ------------
                                                      3,420,147
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   OIL AND GAS -- 1.5%
     24,300   Coflexip SA ........................ $  1,570,995
     50,000   Hydril Company+ ....................    1,138,500
    300,000   San Juan Basin Royalty Trust .......    3,807,000
     34,800   Seacor Smit, Inc.+ .................    1,626,552
                                                   ------------
                                                      8,143,047
                                                   ------------
   PHARMACEUTICALS -- 7.9%
    267,700   Aclara Biosciences, Inc.+ ..........    2,650,230
     43,000   Adolor Corporation+ ................      928,800
     88,000   Antigenics, Inc.+ ..................    1,738,000
     60,000   Aviron+ ............................    3,420,000
     57,000   Charles River Laboratories
               International, Inc.+ ..............    1,980,750
     83,000   Diversa Corporation+ ...............    1,688,220
     88,000   Durect Corporation+ ................    1,144,000
    225,000   Exelixis, Inc.+ ....................    4,268,250
     96,000   Genaissance Pharmaceuticals, Inc.+ .    1,347,840
     95,000   Gene Logic, Inc.+ ..................    2,071,000
    375,000   Heska Corporation+ .................      401,250
     95,000   ILEX Oncology, Inc.+ ...............    2,840,500
    110,000   Kendle International, Inc.+ ........    2,204,400
     90,000   Lexicon Genetics, Inc.+ ............    1,125,000
        379   Nexell Therapeutics, Inc.+ .........          792
     37,600   Protein Design Labs, Inc.+ .........    3,262,176
     85,500   Scios, Inc.+ .......................    2,138,355
     38,300   Tanox, Inc.+ .......................    1,208,365
     80,000   Trimeris, Inc.+ ....................    4,005,600
    128,000   Vical, Inc.+ .......................    1,789,440
     57,000   ViroPharma, Inc.+ ..................    1,938,000
                                                   ------------
                                                     42,150,968
                                                   ------------
   PRINTING/PUBLISHING -- 0.7%
     60,000   Banta Corporation ..................    1,758,000
    319,298   PRIMEDIA, Inc.+ ....................    2,168,033
                                                   ------------
                                                      3,926,033
                                                   ------------
   REAL ESTATE -- 1.1%
     75,900   HomeStore.com, Inc.+ ...............    2,653,464
     86,000   Intrawest Corporation ..............    1,643,460
    147,900   Trammell Crow Company+ .............    1,634,295
                                                   ------------
                                                      5,931,219
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 1.5%
     75,000   America First Mortgage Investments,
               Inc. ..............................      556,500
    161,000   Annaly Mortgage Management, Inc. ...    2,207,310
    139,500   Anthracite Capital, Inc. ...........    1,541,475
    150,000   MeriStar Hospitality Corporation ...    3,562,500
                                                   ------------
                                                      7,867,785
                                                   ------------
   RESTAURANTS -- 1.2%
    121,500   California Pizza Kitchen, Inc.+ ....    2,824,875
     39,800   CKE Restaurants, Inc. ..............      131,340
    210,000   Ruby Tuesday, Inc. .................    3,591,000
                                                   ------------
                                                      6,547,215
                                                   ------------
   RETAIL -- 4.2%
     52,900   Charlotte Russe Holding, Inc.+ .....    1,417,720
    139,300   Cheap Tickets, Inc.+ ...............    2,103,430
    239,500   Dollar Tree Stores, Inc.+ ..........    6,667,680
     60,400   Factory 2-U Stores, Inc.+ ..........    1,772,740
     10,000   Galyan's Trading Company+ ..........      204,000
    105,000   School Specialty, Inc.+ ............    2,714,250
     78,000   Whole Foods Market, Inc.+ ..........    2,113,800
    134,000   Williams-Sonoma, Inc.+ .............    5,201,880
                                                   ------------
                                                     22,195,500
                                                   ------------

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                SMALL CAP SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS -- 10.5%
    183,500   ANADIGICS, Inc.+ ................... $  4,220,500
    150,000   ASM International N.V.+ ............    2,977,500
    117,000   Cymer, Inc.+ .......................    2,958,930
     38,000   DuPont Photomasks, Inc.+ ...........    1,833,500
    190,200   Electroglas, Inc.+ .................    3,366,540
    224,300   EMCORE Corporation+ ................    6,897,225
    228,000   Exar Corporation+ ..................    4,505,280
    189,000   GlobeSpan, Inc.+ ...................    2,759,400
    141,600   Helix Technology Corporation .......    4,315,968
    274,800   Kulicke & Soffa Industries, Inc.+ ..    4,715,568
    276,800   LTX Corporation+ ...................    7,075,008
     65,600   Microtune, Inc.+ ...................    1,443,200
    104,000   MIPS Technologies, Inc., Class A+ ..    1,799,200
     20,000   MIPS Technologies, Inc., Class B+ ..      258,000
     30,000   Monolithic System Technology, Inc.+       331,500
    212,900   ON Semiconductor Corporation+ ......      968,695
     87,000   Parthus Technologies Plc, ADR+ .....      674,250
     58,000   Rambus, Inc.+ ......................      713,980
     60,700   Transmeta Corporation+ .............      338,706
     95,000   TranSwitch Corporation+ ............    1,045,000
     42,500   Tvia, Inc.+ ........................       95,625
    229,000   Virata Corporation+ ................    2,713,650
                                                   ------------
                                                     56,007,225
                                                   ------------
   SERVICES -- 6.6%
    130,000   Alloy Online, Inc.+ ................    1,860,300
    114,000   CoStar Group, Inc.+ ................    2,998,200
     33,400   Documentum, Inc.+ ..................      431,528
    100,000   Harris Interactive, Inc.+ ..........      250,000
    284,000   HeadHunter.NET, Inc.+ ..............    1,329,120
     49,100   Hotel Reservations Network, Inc.,
               Class A+ ..........................    2,284,623
    280,000   Integrated Electrical Services, Inc.+   2,730,000
     80,000   Ionics, Inc.+ ......................    2,520,000
    200,000   iVillage, Inc.+ ....................      290,000
     66,000   Korn/Ferry International+ ..........    1,023,000
    117,000   MicroStrategy, Inc.+ ...............      327,600
     66,000   NetRatings, Inc.+ ..................      950,400
     80,000   Niku Corporation+ ..................       80,000
     60,000   Official Payments Corporation+ .....      309,000
     17,100   On Assignment, Inc.+ ...............      307,800
     71,650   QRS Corporation+ ...................    1,189,390
    162,000   Quanta Services, Inc.+ .............    3,570,480
    129,000   Razorfish, Inc.+ ...................       69,660
     60,000   Resources Connection, Inc.+ ........    1,550,400
    430,000   Scient Corporation+ ................      399,900
    270,000   Service Corporation International+ .    1,717,200
    170,000   Steiner Leisure Ltd.+ ..............    3,400,000
    400,000   Stewart Enterprises, Inc., Class A+     2,920,000
     77,900   Websense, Inc.+ ....................    1,558,000
    150,000   WESCO International, Inc.+ .........    1,365,000
                                                   ------------
                                                     35,431,601
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   TELECOMMUNICATIONS -- 4.4%
     51,000   Advanced Fibre Communications,
               Inc.+                               $  1,071,000
    231,000   Alliance Fiber Optic Products, Inc.+    1,097,250
    149,000   Anaren Microwave, Inc.+ ............    2,980,000
    284,000   Aspect Communications Corporation+ .    1,985,160
    203,000   Avanex Corporation+ ................    1,969,100
    145,000   Cable Design Technologies
               Corporation+ ......................    2,343,200
    207,000   Carrier Access Corporation+ ........    1,239,930
     70,000   Dobson Communications Corporation,
               Class A+ ..........................    1,193,500
    153,000   FLAG Telecom Holdings Ltd.+ ........      777,240
    215,600   Focal Communications Corporation+ ..      508,816
    223,700   Luminent, Inc.+ ....................      939,540
    101,100   Metawave Communications Corporation+      524,709
     23,000   New Focus, Inc.+ ...................      189,750
     90,000   Newport Corporation ................    2,385,000
    236,900   Optical Communication Products, Inc.+   2,520,616
     61,700   SignalSoft Corporation+ ............      709,550
    100,000   Spectrasite Holdings, Inc.+ ........      724,000
    134,900   Superior TeleCom, Inc. .............      380,418
                                                   ------------
                                                     23,538,779
                                                   ------------
   TRANSPORTATION -- 1.7%
     50,000   Landstar System, Inc.+ .............    3,401,000
     55,000   USFreightways Corporation ..........    1,622,500
    160,000   Werner Enterprises, Inc. ...........    3,880,000
                                                   ------------
                                                      8,903,500
                                                   ------------
   UTILITIES -- 1.8%
     88,000   New Jersey Resources Corporation ...    3,977,600
    110,000   South Jersey Industries, Inc. ......    3,426,500
     88,000   WGL Holdings, Inc. .................    2,385,680
                                                   ------------
                                                      9,789,780
                                                   ------------
              Total Common Stocks
               (Cost $582,974,860) ...............  492,288,276
                                                   ------------
TOTAL INVESTMENTS (COST $582,974,860*) ...  92.0%   492,288,276
OTHER ASSETS AND LIABILITIES (NET) .......   8.0     42,526,588
                                           -----   ------------
NET ASSETS ............................... 100.0%  $534,814,864
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
  # Amount is less than 0.1%.

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 96.3%
   ADVERTISING -- 0.0%#
      8,810   Lamar Advertising Company+ ......... $    387,640
                                                   ------------
   APPAREL AND TEXTILES -- 0.0%#
      6,300   NIKE, Inc., Class B ................      264,537
                                                   ------------
   AUTOMOTIVE -- 0.0%#
      2,200   Harley-Davidson, Inc. ..............      103,576
                                                   ------------
   BANKS -- 0.0%#
      5,800   Comerica, Inc. .....................      334,080
      1,700   Golden West Financial Corporation ..      109,208
      9,500   SouthTrust Corporation .............      247,000
                                                   ------------
                                                        690,288
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 0.3%
     16,100   Charter Communications, Inc.,
               Class A+ ..........................      375,935
      5,500   Entercom Communications Corporation+      294,855
      1,900   The E.W. Scripps Company, Class A ..      131,100
      3,600   Gannett Company, Inc. ..............      237,240
      1,900   Hearst-Argyle Television, Inc.+ ....       38,000
      4,300   Macrovision Corporation+ ...........      294,550
      5,800   Meredith Corporation ...............      207,698
     11,200   Radio One, Inc., Class A+ ..........      257,600
      4,600   Sirius Satellite Radio, Inc.+ ......       56,074
    608,300   SportsLine.com, Inc.+ ..............    1,399,090
      6,100   Univision Communications, Inc.,
               Class A+ ..........................      260,958
      4,500   Westwood One, Inc.+ ................      165,825
                                                   ------------
                                                      3,718,925
                                                   ------------
   COMPUTER INDUSTRY -- 37.5%
    868,600   Adobe Systems, Inc. ................   40,824,200
  2,341,290   Akamai Technologies, Inc.+ .........   21,481,336
     13,600   BMC Software, Inc.+ ................      306,544
     26,800   Cabletron Systems, Inc.+ ...........      612,380
     12,500   Cadence Design Systems, Inc.+ ......      232,875
      7,250   Check Point Software Technologies
               Ltd.+ .............................      366,632
  1,997,090   CheckFree Corporation+ .............   70,037,946
  2,542,840   Citrix Systems, Inc.+ ..............   88,745,116
  2,558,344   CNET Networks, Inc.+ ...............   33,258,472
    304,830   Computer Network Technology
               Corporation+ ......................    3,234,246
    153,000   Digex, Inc.+ .......................    1,989,000
    285,140   Emulex Corporation+ ................   11,519,656
    314,900   ePresence, Inc.+ ...................    1,297,388
     11,300   Extreme Networks, Inc.+ ............      333,350
        300   Informatica Corporation+ ...........        5,208
  2,744,630   InterNAP Network Services Corporation+  8,974,940
    866,963   Internet Security Systems, Inc.+ ...   42,099,723
     30,020   JNI Corporation+ ...................      420,280
      7,300   Juniper Networks, Inc.+ ............      227,030
    152,130   Netegrity, Inc.+ ...................    4,563,900
     10,200   Network Appliance, Inc.+ ...........      139,740
      6,050   Palm, Inc.+ ........................       36,723
      5,600   PeopleSoft, Inc.+ ..................      275,688
    951,000   Rational Software Corporation+ .....   26,675,550
  1,142,490   RSA Security, Inc.+ ................   35,360,066
  1,871,872   S1 Corporation+ ....................   26,206,208
     12,500   SanDisk Corporation+ ...............      348,625
      9,250   Siebel Systems, Inc.+ ..............      433,825
    710,050   Switchboard, Inc.+ .................    4,189,295
  1,903,045   VeriSign, Inc.+ ....................  114,201,730
      6,800   VERITAS Software Corporation+ ......      452,404
    238,700   Vignette Corporation+ ..............    2,117,269
                                                   ------------
                                                    540,967,345
                                                   ------------

                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   DIVERSIFIED MINERALS -- 0.0%#
    466,100   Southern Africa Minerals
               Corporation+ ...................... $     46,071
                                                   ------------
   EDUCATION -- 0.0%#
        740   Computer Learning Centers, Inc.+ ...            6
                                                   ------------
   ELECTRONICS -- 0.1%
     27,100   Applera Corporation-Applied
               Biosystems Group ..................      724,925
      4,400   Waters Corporation+ ................      121,484
                                                   ------------
                                                        846,409
                                                   ------------
   FINANCIAL SERVICES -- 1.2%
      4,700   Capital One Financial Corporation ..      282,000
    282,500   Concord EFS, Inc.+ .................   14,692,825
      4,400   DST Systems, Inc.+ .................      231,880
      6,800   Fiserv, Inc.+ ......................      435,064
      2,200   Franklin Resources, Inc. ...........      100,694
     40,270   Instinet Group, Inc.+ ..............      750,633
      4,000   Providian Financial Corporation ....      236,800
      1,100   USA Education, Inc. ................       80,300
      2,500   Washington Mutual, Inc. ............       93,875
                                                   ------------
                                                     16,904,071
                                                   ------------
   FOOD AND BEVERAGES -- 0.9%
  1,574,050   Del Monte Foods Company+ ...........   13,190,539
                                                   ------------
   HEALTH CARE -- 10.6%
      1,800   AHT Corporation+ ...................            8
    357,660   ArthroCare Corporation+ ............    9,352,809
  2,428,000   CYTYC Corporation+ .................   55,965,400
  1,123,105   DaVita, Inc.+ ......................   22,832,725
      5,800   First Health Group Corporation+ ....      139,896
     11,400   Guidant Corporation+ ...............      410,400
    410,393   Martek Biosciences Corporation+ ....   11,439,701
    143,978   Martek Biosciences Corporation+^ ...    4,103,373
      2,400   Stryker Corporation+ ...............      131,640
     15,440   Unilab Corporation+ ................      389,088
  2,456,000   VISX, Inc.+ ........................   47,523,600
                                                   ------------
                                                    152,288,640
                                                   ------------
   HOTELS/RESORTS -- 0.0%#
      1,900   Four Seasons Hotels, Inc. ..........      105,165
      2,500   Starwood Hotels & Resorts
               Worldwide, Inc. ...................       93,200
                                                   ------------
                                                        198,365
                                                   ------------
   INSURANCE -- 0.1%
      7,200   CIGNA Corporation ..................      689,904
     23,500   Willis Group Holdings Ltd.+ ........      417,125
                                                   ------------
                                                      1,107,029
                                                   ------------
   MANUFACTURING -- 0.8%
  1,230,200   AGCO Corporation ...................   11,256,330
      1,900   SPX Corporation+ ...................      237,842
                                                   ------------
                                                     11,494,172
                                                   ------------
   OIL AND GAS -- 25.8%
    995,400   Apache Corporation .................   50,516,550
     21,000   Aquila, Inc.+ ......................      517,650
      2,700   Baker Hughes, Inc. .................       90,450
    348,200   Cooper Cameron Corporation+ ........   19,429,560
    987,465   Devon Energy Corporation ...........   51,841,912
    630,163   Diamond Offshore Drilling, Inc. ....   20,826,887
  1,342,380   EOG Resources, Inc. ................   47,721,609
  2,105,055   Global Industries Ltd.+ ............   26,250,036
  1,018,800   Global Marine, Inc.+ ...............   18,980,244
      1,200   Halliburton Company ................       42,720

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                              MID-CAP GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   OIL AND GAS -- (CONTINUED)
    650,700   The Houston Exploration Company+ ... $ 20,334,375
      2,200   National-Oilwell, Inc.+ ............       58,960
  1,370,280   Newfield Exploration Company+ ......   43,931,177
    353,500   Noble Affiliates, Inc. .............   12,496,225
  1,397,300   Noble Drilling Corporation+ ........   45,761,575
      2,500   Smith International, Inc.+ .........      149,750
    312,400   Transocean Sedco Forex, Inc. .......   12,886,500
      3,700   Varco International, Inc.+ .........       68,857
      5,200   Weatherford International, Inc.+ ...      249,600
                                                   ------------
                                                    372,154,637
                                                   ------------
   PHARMACEUTICALS -- 1.0%
      7,400   Allergan, Inc. .....................      632,700
      4,500   Caremark Rx, Inc.+ .................       74,025
      8,700   Genzyme Corporation+ ...............      530,700
     21,500   IMS Health, Inc. ...................      612,750
    487,413   IntraBiotics Pharmaceuticals, Inc.+       706,749
     15,050   IVAX Corporation+ ..................      586,950
      4,800   Sepracor, Inc.+ ....................      191,040
    824,140   United Therapeutics Corporation+ ...   11,002,269
      2,700   Watson Pharmaceuticals, Inc.+ ......      166,428
                                                   ------------
                                                     14,503,611
                                                   ------------
   PRINTING/PUBLISHING -- 1.8%
    565,000   Scholastic Corporation+ ............   25,425,000
      5,200   Tribune Company ....................      208,052
                                                   ------------
                                                     25,633,052
                                                   ------------
   REAL ESTATE INVESTMENT TRUSTS -- 0.1%
    122,976   Pinnacle Holdings, Inc.+ ...........      739,086
                                                   ------------
   RESTAURANTS -- 0.0%#
     10,800   Brinker International, Inc.+ .......      279,180
      5,800   Starbucks Corporation+ .............      133,400
                                                   ------------
                                                        412,580
                                                   ------------
   RETAIL -- 0.0%#
      1,000   BJ's Wholesale Club, Inc.+ .........       53,260
                                                   ------------
   SEMICONDUCTORS -- 0.1%
     16,800   Atmel Corporation+ .................      226,632
      6,500   Cypress Semiconductor Corporation+ .      155,025
      1,900   Integrated Device Technology, Inc.+        60,211
      1,400   Linear Technology Corporation ......       61,908
     20,100   LSI Logic Corporation+ .............      377,880
      4,300   QLogic Corporation+ ................      277,135
                                                   ------------
                                                      1,158,791
                                                   ------------
   SERVICES -- 5.8%
  1,460,380   CSG Systems International, Inc.+ ...   82,891,146
     43,280   Global Payments, Inc. ..............    1,302,728
      3,800   i2 Technologies, Inc.+ .............       75,240
      1,900   TMP Worldwide, Inc.+ ...............      112,309
                                                   ------------
                                                     84,381,423
                                                   ------------
   TELECOMMUNICATIONS -- 10.1%
     10,300   Advanced Fibre Communications, Inc.+      216,300
  1,731,390   American Tower Corporation, Class A+   35,787,831
    113,400   Aware, Inc.+ .......................    1,020,600
  1,177,132   Cable Design Technologies
               Corporation+ ......................   19,022,453
    418,100   CIENA Corporation+ .................   15,887,800
    459,730   Comverse Technology, Inc.+ .........   26,489,643
  1,231,163   EchoStar Communications Corporation,
               Class A+ ..........................   39,914,304



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
TELECOMMUNICATIONS -- (CONTINUED)
     34,700   SBA Communications Corporation+ .... $      858,825
    235,200   Tekelec+ ...........................      6,373,920
                                                   --------------
 .................................................    145,571,676
                                                   --------------
   UTILITIES -- 0.1%
     45,940   Reliant Resources, Inc.+ ...........      1,134,718
                                                   --------------
              Total Common Stocks
               (Cost $1,686,856,354) .............  1,387,950,447
                                                   --------------
   PRINCIPAL
    AMOUNT
    --------------
CONVERTIBLE BONDS -- 1.9%
   (Cost $28,156,505)
$29,680,000   EchStar Communications Corporation,
               5.750% due 05/15/2008**^ ..........     27,787,900
                                                   --------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 2.1%
   (Cost $30,294,367)
 30,301,000   Federal Home Loan Bank,
               3.940%++ due 07/02/2001 ...........     30,294,367
                                                   --------------
TOTAL INVESTMENTS (COST $1,745,307,226*)   100.3%   1,446,032,714
OTHER ASSETS AND LIABILITIES (NET)          (0.3)     (4,270,777)
                                           -----   --------------
NET ASSETS                                 100.0%  $1,441,761,937
                                           =====   ==============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exept from registration to qualified institutional buyers.
  ^ Illiquid security.
  + Non-income producing security.
 ++ Annualized yield at date of purchase.
  # Amount is less than 0.01%.

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 93.0%
   ADVERTISING -- 1.3%
     94,700   Lamar Advertising Company+ ......... $  4,166,800
                                                   ------------
   BANKS -- 0.7%
     49,000   TCF Financial Corporation ..........    2,269,190
                                                   ------------
   BROADCAST, RADIO AND TELEVISION-- 5.4%
     65,300   Adelphia Communications Corporation,
               Class A+ ..........................    2,677,300
    111,100   Charter Communications, Inc.,
               Class A+ ..........................    2,594,185
    126,300   Hispanic Broadcasting Corporation+ .    3,623,547
     52,300   Macrovision Corporation+ ...........    3,582,550
    113,600   Univision Communications, Inc.,
               Class A+ ..........................    4,859,808
                                                   ------------
                                                     17,337,390
                                                   ------------
   COMPUTER INDUSTRY -- 6.6%
     78,400   BMC Software, Inc.+                     1,767,136
     39,200   Brocade Communications Systems, Inc.+   1,724,408
     45,300   Check Point Software Technologies
               Ltd.+ .............................    2,290,821
    138,900   Citrix Systems, Inc.+ ..............    4,847,610
     71,700   Extreme Networks, Inc.+ ............    2,115,150
    176,000   Foundry Networks, Inc.+ ............    3,516,480
     52,000   Juniper Networks, Inc.+ ............    1,617,200
     98,000   Macromedia, Inc.+ ..................    1,764,000
     62,000   Micromuse, Inc.+ ...................    1,735,380
                                                   ------------
                                                     21,378,185
                                                   ------------
   ELECTRONICS -- 7.4%
    130,000   C-MAC Industries, Inc.+ ............    3,425,500
     30,000   Celestica, Inc.+ ...................    1,545,000
     75,800   International Game Technology+ .....    4,744,322
     52,000   Jabil Circuit, Inc.+ ...............    1,604,720
     41,500   Millipore Corporation ..............    2,572,170
     52,200   PerkinElmer, Inc. ..................    1,437,066
     71,900   Sawtek, Inc.+ ......................    1,691,807
     85,000   SCI Systems, Inc.+ .................    2,167,500
    130,700   Tektronix, Inc.+ ...................    3,548,505
     32,700   Veeco Instruments, Inc.+ ...........    1,299,825
                                                   ------------
                                                     24,036,415
                                                   ------------
   FINANCIAL SERVICES -- 6.1%
     63,100   Capital One Financial Corporation ..    3,786,000
     52,000   Countrywide Credit Industries, Inc.     2,385,760
     82,100   Edwards (A.G.), Inc. ...............    3,694,500
     71,900   Federated Investors, Inc., Class B .    2,315,180
     54,900   Fiserv, Inc.+ ......................    3,512,502
     82,100   SEI Investments Company ............    3,891,540
                                                   ------------
                                                     19,585,482
                                                   ------------
   HEALTH CARE -- 9.3%
     25,700   AmeriSource Health Corporation,
               Class A+ ..........................    1,421,210
     65,300   Cerner Corporation+ ................    2,742,600
     63,400   Express Scripts, Inc.+ .............    3,488,902
    126,200   Health Management Associates, Inc.,
               Class A+ ..........................    2,655,248
     63,100   Laboratory Corporation of America
               Holdings+ .........................    4,852,390
     51,200   Lincare Holdings, Inc.+ ............    1,536,512
     52,300   Oxford Health Plans, Inc.+ .........    1,495,780
    114,300   Triad Hospitals, Inc.+ .............    3,368,421
     94,700   Universal Health Services, Inc.,
               Class B ...........................    4,308,850
     44,200   Wellpoint Health Networks, Inc.+ ...    4,165,408
                                                   ------------
                                                     30,035,321
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   INSURANCE -- 2.7%
    137,200   ACE Ltd. ........................... $  5,363,148
     88,000   The Phoenix Companies, Inc.+ .......    1,636,800
     95,100   Willis Group Holdings Ltd.+ ........    1,688,025
                                                   ------------
                                                      8,687,973
                                                   ------------
   MANUFACTURING -- 1.3%
    132,600   Power-One, Inc.+ ...................    2,206,464
     50,000   The Shaw Group, Inc.+ ..............    2,005,000
                                                   ------------
                                                      4,211,464
                                                   ------------
   OIL AND GAS -- 4.5%
     32,700   Dynegy, Inc., Class A ..............    1,520,550
     75,500   ENSCO International, Inc. ..........    1,766,700
     94,700   National-Oilwell, Inc.+ ............    2,537,960
    126,300   Patterson-UTI Energy, Inc.+ ........    2,256,981
     88,400   Rowan Companies, Inc.+ .............    1,953,640
     43,300   Smith International, Inc.+ .........    2,593,670
     43,300   Weatherford International, Inc.+ ...    2,078,400
                                                   ------------
                                                     14,707,901
                                                   ------------
   PHARMACEUTICALS -- 9.0%
     63,100   Albany Molecular Research, Inc.+ ...    2,398,431
     60,600   Andrx Group+ .......................    4,666,200
     63,100   Barr Laboratories, Inc.+ ...........    4,442,871
    164,100   Caremark Rx, Inc.+ .................    2,699,445
     64,700   ICN Pharmaceuticals, Inc. ..........    2,052,284
     32,200   Invitrogen Corporation+ ............    2,311,960
     75,800   Medicis Pharmaceutical Corporation,
               Class A+ ..........................    4,017,400
     77,000   Shire Pharmaceuticals Group Plc, ADR+   4,273,500
     69,100   Syncor International Corporation+ ..    2,142,100
                                                   ------------
                                                     29,004,191
                                                   ------------
   RESTAURANTS -- 1.6%
    103,100   Brinker International, Inc.+ .......    2,665,135
    103,000   Starbucks Corporation+ .............    2,369,000
                                                   ------------
                                                      5,034,135
                                                   ------------
   RETAIL -- 7.6%
     39,200   American Eagle Outfitters, Inc.+ ...    1,381,408
    114,200   Bed Bath & Beyond, Inc.+ ...........    3,563,040
    107,300   CDW Computer Centers, Inc.+ ........    4,260,883
    180,000   Dollar General Corporation .........    3,510,000
    126,300   Dollar Tree Stores, Inc.+ ..........    3,516,192
     95,000   Pacific Sunwear of California, Inc.+    2,130,850
     42,600   The TJX Companies, Inc. ............    1,357,662
     45,700   Tiffany & Company ..................    1,655,254
    221,800   Venator Group, Inc.+ ...............    3,393,540
                                                   ------------
                                                     24,768,829
                                                   ------------
   SEMICONDUCTORS -- 13.4%
    376,000   Agere Systems, Inc., Class A+ ......    2,820,000
    102,200   Applied Micro Circuits Corporation+     1,757,840
     63,700   Axcelis Technologies, Inc.+ ........      942,760
     39,200   Broadcom Corporation, Class A+ .....    1,676,192
     50,700   Chartered Semiconductor
               Manufacturing Ltd., ADR+ ..........    1,280,175
    126,000   Credence Systems Corporation+ ......    3,054,240
    148,600   GlobeSpan, Inc.+ ...................    2,169,560
     64,200   Integrated Device Technology, Inc.+     2,034,498
     63,100   KLA-Tencor Corporation+ ............    3,689,457
     37,800   Lam Research Corporation+ ..........    1,120,770
    139,100   Microchip Technology, Inc.+ ........    4,764,175
     91,500   MIPS Technologies, Inc., Class A+ ..    1,582,950

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             STRATEGIC EQUITY SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   SEMICONDUCTORS -- (CONTINUED)
     63,100   Novellus Systems, Inc.+ ............ $  3,583,449
     32,100   QLogic Corporation+ ................    2,068,845
     95,200   Semtech Corporation+ ...............    2,856,000
     32,700   Teradyne, Inc.+ ....................    1,082,370
    221,600   TranSwitch Corporation+ ............    2,437,600
     91,500   TriQuint Semiconductor, Inc.+ ......    2,058,750
    195,500   Virata Corporation+ ................    2,316,675
                                                   ------------
                                                     43,296,306
                                                   ------------
   SERVICES -- 0.6%
     63,900   National Data Corporation ..........    2,070,360
                                                   ------------
   TELECOMMUNICATIONS -- 13.9%
    300,000   Acterna Corporation+ ...............    3,300,000
    347,200   ADC Telecommunications, Inc.+ ......    2,291,520
     98,000   Anaren Microwave, Inc.+ ............    1,960,000
    147,000   Avaya, Inc.+ .......................    2,013,900
    135,000   Broadwing, Inc.+ ...................    3,300,750
    195,700   CommScope, Inc.+ ...................    4,598,950
    189,500   Crown Castle International
               Corporation+ ......................    3,107,800
    160,200   Finisar Corporation+ ...............    2,992,536
     58,800   Newport Corporation ................    1,558,200
    228,700   Powerwave Technologies, Inc.+ ......    3,316,150
     65,300   RF Micro Devices, Inc.+ ............    1,750,040
     52,000   Scientific-Atlanta, Inc. ...........    2,111,200
    128,300   Stratos Lightwave, Inc.+ ...........    1,667,900
    378,800   UTStarcom, Inc.+ ...................    8,826,040
    757,100   Williams Communications Group, Inc.+    2,233,445
                                                   ------------
                                                     45,028,431
                                                   ------------
   UTILITIES -- 1.6%
     57,400   Kinder Morgan, Inc. ................    2,884,350
     98,500   NRG Energy, Inc.+ ..................    2,174,880
                                                   ------------
                                                      5,059,230
                                                   ------------
              Total Common Stocks
               (Cost $299,109,236) ...............  300,677,603
                                                   ------------
   PRINCIPAL
    AMOUNT
    --------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE -- 7.3%
   (Cost $23,424,871)
$23,430,000   Student Loan Marketing Association,
               3.940%++ due 07/02/2001 ...........   23,424,871
                                                   ------------
TOTAL INVESTMENTS (COST $322,534,107*) ... 100.3%   324,102,474
OTHER ASSETS AND LIABILITIES (NET) .......  (0.3)      (836,566)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $323,265,908
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
++ Annualized yield at date of purchase.

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                            SPECIAL SITUATIONS SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 77.6%
   AUTOMOTIVE -- 2.6%
     16,675   Delphi Automotive Systems
               Corporation ....................... $    265,633
     14,035   Visteon Corporation ................      257,963
                                                   ------------
                                                        523,596
                                                   ------------
   BANKS -- 2.2%
      7,115   Golden West Financial Corporation ..      457,068
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 2.8%
     10,295   Comcast Corporation, Special Class A+     446,803
        485   Grupo Televisa S.A., GDR+ ..........       19,405
      2,210   Viacom, Inc., Class B+ .............      114,367
                                                   ------------
                                                        580,575
                                                   ------------
   BUILDING/CONSTRUCTION -- 0.9%
      7,345   Cemex S.A. de C.V., ADR ............      194,642
                                                   ------------
   CHEMICALS -- 0.4%
      2,625   Cytec Industries, Inc.+ ............       99,750
                                                   ------------
   COMPUTER INDUSTRY -- 17.3%
     35,275   3Com Corporation+ ..................      167,556
     19,530   Apple Computer, Inc.+ ..............      454,072
     36,415   Cadence Design Systems, Inc.+ ......      678,411
     36,560   Ceridian Corporation+ ..............      700,855
     15,135   EarthLink, Inc.+ ...................      213,404
     11,390   Symantec Corporation+ ..............      497,629
     54,560   Unisys Corporation+ ................      802,578
                                                   ------------
                                                      3,514,505
                                                   ------------
   CONSUMER PRODUCTS -- 1.3%
     10,430   International Flavors & Fragrances,
               Inc. ..............................      262,106
                                                   ------------
   FINANCIAL SERVICES -- 5.8%
     10,630   Citigroup, Inc. ....................      561,689
     26,040   E*TRADE Group, Inc.+ ...............      167,958
      4,835   Lehman Brothers Holdings, Inc. .....      375,921
      2,425   Moody's Corporation ................       81,238
                                                   ------------
                                                      1,186,806
                                                   ------------
   HEALTH CARE -- 5.3%
      2,055   Bausch & Lomb, Inc. ................       74,473
     19,625   Becton, Dickinson & Company ........      702,379
      5,930   Tenet Healthcare Corporation+ ......      305,929
                                                   ------------
                                                      1,082,781
                                                   ------------
   HOTELS/RESORTS -- 0.8%
      9,890   Park Place Entertainment Corporation+     119,669
      3,030   Station Casinos, Inc.+ .............       48,480
                                                   ------------
                                                        168,149
                                                   ------------
   MANUFACTURING -- 8.4%
      1,540   Alcoa, Inc. ........................       60,676
      7,205   Cummins, Inc. ......................      278,834
     14,485   Honeywell International, Inc. ......      506,830
     12,690   KEMET Corporation+ .................      251,389
     11,370   Tyco International Ltd. ............      619,665
                                                   ------------
                                                      1,717,394
                                                   ------------
   OIL AND GAS -- 11.8%
      5,690   Anadarko Petroleum Corporation .....      307,431
        695   Burlington Resources, Inc. .........       27,765
     18,454   El Paso Corporation ................      969,573
      4,585   Kinder Morgan Management, LLC+ .....      314,073
      2,400   Magnum Hunter Resources, Inc.+ .....       21,360
      7,800   SK Corporation .....................       98,666



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
OIL AND GAS -- (CONTINUED)
     14,680   Triton Energy Ltd. ................. $    480,770
      3,815   Weatherford International, Inc.+ ...      183,120
                                                   ------------
                                                      2,402,758
                                                   ------------
   PHARMACEUTICALS -- 1.4%
      7,835   Schering-Plough Corporation ........      283,940
                                                   ------------
   PRINTING/PUBLISHING -- 0.5%
      7,265   Playboy Enterprises, Inc., Class B+       113,697
                                                   ------------
   RETAIL -- 4.3%
     11,465   Ames Department Stores, Inc.+ ......       15,936
     21,870   Mattel, Inc. .......................      413,780
     17,930   Toys "R" Us, Inc.+ .................      443,768
                                                   ------------
                                                        873,484
                                                   ------------
   SEMICONDUCTORS -- 5.1%
     29,905   Advanced Micro Devices, Inc.+ ......      863,656
      3,960   Linear Technology Corporation ......      175,111
                                                   ------------
                                                      1,038,767
                                                   ------------
   SERVICES -- 3.1%
     18,040   Arbitron, Inc.+ ....................      434,764
      6,855   Bally Total Fitness Holding
               Corporation+ ......................      202,977
                                                   ------------
                                                        637,741
                                                   ------------
   TELECOMMUNICATIONS -- 1.6%
     12,545   China Mobile (Hong Kong) Ltd., ADR+       336,081
                                                   ------------
   UTILITIES -- 2.0%
      8,595   Enron Corporation ..................      421,155
                                                   ------------
              Total Common Stocks
               (Cost $15,852,826) ................   15,894,995
                                                   ------------
   PRINCIPAL
    AMOUNT
    --------------
CORPORATE BONDS -- 0.0%#
   (Cost $10,935)
   RETAIL -- 0.0%#
  $  25,000   Ames Department Stores, Inc.,
               10.000% due 04/15/2006 ............        5,500
                                                   ------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 22.8%
   (Cost $4,399,037)
  4,400,000   Federal Home Loan Mortgage Corporation,
               3.940%++ due 07/02/2001 ...........    4,399,037
                                                   ------------
TOTAL INVESTMENTS (COST $20,262,798*) .... 100.4%    20,299,532
OTHER ASSETS AND LIABILITIES (NET) .......  (0.4)       (77,834)
                                           -----   ------------
NET ASSETS ............................... 100.0%  $ 20,221,698
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
++ Annualized yield at date of purchase.
 # Amount is less than 0.01%.

                              GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                                  GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 85.7%
   AEROSPACE/DEFENSE -- 0.9%
    218,815   The Boeing Company ................. $ 12,166,114
                                                   ------------
   BANKS -- 1.9%
    126,377   Fifth Third Bancorp ................    7,588,939
    415,845   J.P. Morgan Chase & Company ........   18,546,687
                                                   ------------
                                                     26,135,626
                                                   ------------
   BROADCAST, RADIO AND TELEVISION -- 21.5%
  1,673,892   AOL Time Warner, Inc.+ .............   88,716,276
  3,186,134   AT&T Corporation-Liberty Media Group,
               Class A+ ..........................   55,725,484
    665,665   Cablevision Systems Corporation,
               Class A+ ..........................   38,941,402
    307,462   Cablevision Systems
               Corporation-Rainbow Media Group+ ..    7,932,520
    873,115   Charter Communications, Inc.,
               Class A+ ..........................   20,387,235
  1,348,005   Comcast Corporation, Special Class A+  58,503,417
    430,110   Cox Communications, Inc., Class A+ .   19,053,873
    131,253   Viacom, Inc., Class B+ .............    6,792,343
                                                   ------------
                                                    296,052,550
                                                   ------------
   COMPUTER INDUSTRY -- 7.2%
    687,565   ASM Lithography Holding N.V.+ ......   15,298,321
    316,500   Brocade Communications Systems, Inc.+  13,922,835
    378,605   Electronic Arts, Inc.+ .............   21,921,229
    336,810   Juniper Networks, Inc.+ ............   10,474,791
    743,598   Openwave Systems, Inc.+ ............   25,802,851
    243,480   Sapient Corporation+ ...............    2,373,930
    156,955   VeriSign, Inc.+ ....................    9,418,870
                                                   ------------
                                                     99,212,827
                                                   ------------
   ELECTRONICS -- 6.2%
    591,775   Celestica, Inc.+ ...................   30,476,412
    878,935   Flextronics International Ltd.+ ....   22,948,993
    900,687   Symbol Technologies, Inc. ..........   19,995,251
    428,335   Waters Corporation+ ................   11,826,329
                                                   ------------
                                                     85,246,985
                                                   ------------
   FINANCIAL SERVICES -- 4.2%
    694,107   Citigroup, Inc. ....................   36,676,614
  1,346,720   E*TRADE Group, Inc.+ ...............    8,686,344
    140,465   The Goldman Sachs Group, Inc. ......   12,051,897
                                                   ------------
                                                     57,414,855
                                                   ------------
   FOOD AND BEVERAGES -- 0.9%
    289,235   Anheuser-Busch Companies, Inc. .....   11,916,482
                                                   ------------
   HEALTH CARE -- 7.5%
    552,665   Guidant Corporation+ ...............   19,895,940
    717,780   HCA, Inc. ..........................   32,436,478
    203,160   Laboratory Corporation of
               America Holdings+ .................   15,623,004
    420,890   McKesson HBOC, Inc. ................   15,623,437
    366,420   Tenet Healthcare Corporation+ ......   18,903,608
     15,045   UnitedHealth Group, Inc. ...........      929,029
                                                   ------------
                                                    103,411,496
                                                   ------------
   INSURANCE -- 0.4%
      2,125   Berkshire Hathaway, Inc., Class B+ .    4,887,500
                                                   ------------
   OIL AND GAS -- 3.6%
    321,430   Anadarko Petroleum Corporation         17,366,863
    256,610   El Paso Corporation                    13,482,289
    728,615   Petroleo Brasileiro S.A., ADR          18,943,990
                                                   ------------
                                                     49,793,142
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   PHARMACEUTICALS -- 6.2%
    232,580   Bristol-Myers Squibb Company ....... $   12,163,934
    335,745   Cardinal Health, Inc. ..............     23,166,405
    202,000   IVAX Corporation+ ..................      7,878,000
  1,058,345   Pfizer, Inc. .......................     42,386,717
                                                   --------------
                                                       85,595,056
                                                   --------------
   RETAIL -- 1.1%
  1,084,865   Amazon.com, Inc.+ ..................     15,350,840
      8,280   Tiffany & Company ..................        299,902
                                                   --------------
                                                       15,650,742
                                                   --------------
   SEMICONDUCTORS -- 4.3%
    973,645   Analog Devices, Inc.+ ..............     42,110,146
    143,070   Applied Materials, Inc.+ ...........      7,024,737
    219,460   Maxim Integrated Products, Inc.+ ...      9,702,327
                                                   --------------
                                                       58,837,210
                                                   --------------
   SERVICES -- 3.0%
    158,410   eBay, Inc.+ ........................     10,849,501
    615,275   i2 Technologies, Inc.+ .............     12,182,445
    306,265   TMP Worldwide, Inc.+ ...............     18,103,324
                                                   --------------
                                                       41,135,270
                                                   --------------
   TELECOMMUNICATIONS -- 13.6%
    412,715   America Movil S.A. de C.V.,
               Class L, ADR ......................      8,609,235
    780,360   AT&T Wireless Group+ ...............     12,758,886
    573,420   China Mobile (Hong Kong) Ltd., ADR+      15,361,922
  1,169,270   China Unicom Ltd., ADR+ ............     20,696,079
  3,469,619   Nokia Oyj, ADR .....................     76,470,403
      1,626   NTT DoCoMo, Inc. ...................     28,291,734
    383,495   ONI Systems Corporation+ ...........     10,699,510
    438,925   Qwest Communications International,
               Inc. ..............................     13,988,540
                                                   --------------
                                                      186,876,309
                                                   --------------
   UTILITIES -- 3.2%
    235,810   Dominion Resources, Inc. ...........     14,179,255
    625,050   Enron Corporation ..................     30,627,450
                                                   --------------
                                                       44,806,705
                                                   --------------
              Total Common Stocks
               (Cost $1,323,630,141) .............  1,179,138,869
                                                   --------------
   PRINCIPAL
    AMOUNT
    --------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 10.7%
   FEDERAL HOME LOAN BANK (FHLB):
$15,000,000    3.440%++ due 09/25/2001 ...........     14,875,300
 45,000,000    3.700%++ due 09/04/2001 ...........     44,694,750
 18,000,000    3.980%++ due 10/29/2001 ...........     17,759,210
   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC),
 30,000,000    3.740%++ due 09/10/2001 ...........     29,775,600
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA),
 40,000,000    3.550%++ due 09/27/2001 ...........     39,646,200
                                                   --------------
              Total U.S. Government Agency
               Discount Notes
               (Cost $146,753,804) ...............    146,751,060
                                                   --------------
COMMERCIAL PAPER -- 3.3%
   (Cost $45,789,466)
 45,800,000   CIT Group Holdings, Inc.
               4.140%++ due 07/02/2001 ...........     45,789,466
                                                   --------------
TOTAL INVESTMENTS (COST $1,516,173,411*) .  99.7%   1,371,679,395
OTHER ASSETS AND LIABILITIES (NET) .......   0.3        4,775,393
                                           -----   --------------
NET ASSETS ............................... 100.0%  $1,376,454,788
                                           =====   ==============
 ------------------------------
 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Annualized yield at date of purchase.

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                                  GROWTH SERIES

                            JUNE 30, 2001 (UNAUDITED)



                               SCHEDULE OF FORWARD
                       FOREIGN CURRENCY EXCHANGE CONTRACTS
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY
                   CONTRACTS TO RECEIVE
                 ------------------------
 EXPIRATION        LOCAL      IN EXCHANGE  VALUE IN    UNREALIZED
   DATE          CURRENCY     FOR U.S. $    U.S. $    DEPRECIATION
 ----------      --------      ----------  --------   ------------
10/26/2001 EUR   17,000,000  $14,473,461  $14,376,512   $ (96,949)
10/26/2001 JPY  340,000,000    2,847,334    2,760,540     (86,794)
11/02/2001 EUR    1,800,000    1,525,086    1,522,096      (2,990)
11/09/2001 EUR   22,700,000   19,954,647   19,193,811    (760,836)
11/09/2001 JPY  180,000,000    1,498,726    1,463,434     (35,292)
                                                        ----------
                                                        $(982,861)
                                                        ----------
               FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL

                          CONTRACTS TO DELIVER
                   ----------------------------------     UNREALIZED
 EXPIRATION          LOCAL      IN EXCHANGE  VALUE IN  APPRECIATION/
   DATE            CURRENCY     FOR U.S. $    U.S. $  (DEPRECIATION)
-----------        --------     -----------  -------- --------------
10/26/2001 EUR     17,000,000  $15,198,000  $14,376,512  $ 821,488
10/26/2001 JPY  1,610,000,000   13,449,242   13,071,966    377,276
11/02/2001 EUR     27,400,000   24,113,258   23,169,684    943,574
11/02/2001 HKD    134,000,000   17,180,480   17,182,130     (1,650)
11/02/2001 JPY    155,000,000    1,270,492    1,259,344     11,148
11/09/2001 EUR     34,900,000   31,726,616   29,509,427  2,217,189
11/09/2001 JPY    450,000,000    3,825,552    3,658,586    166,966
11/16/2001 EUR     14,400,000   12,785,760   12,190,579    595,181
                                                        ----------
                                                        $5,131,172
                                                        ----------
              Net Unrealized Appreciation
              of Forward Foreign Exchange Contracts     $4,148,311
                                                        ==========

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  EUR -- European Monetary Unit
                  HKD -- Hong Kong Dollar
                  JPY -- Japanese Yen

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 85.8%
   BRAZIL -- 8.1%
     34,210   Aracruz Celulose S.A., ADR ......... $    639,727
      6,300   Brasil Telecom Participacoes S.A.,
               ADR ...............................      264,663
     15,158   Companhia Brasileira de Distribuicao
               Grupo Pao de Acucar, ADR ..........      351,817
     46,195   Companhia de Bebidas das Americas,
               ADR ...............................    1,069,414
    138,100   Companhia Paranaese de
               Energia-Copel, ADR ................    1,037,131
 28,813,800   Companhia Siderurgica de Tubarao ...      270,741
 15,038,500   Companhia Siderurgica Nacional .....      280,005
      6,400   Companhia Siderurgica Nacional, ADR       117,760
     40,064   Companhia Vale do Rio Doce, ADR ....      929,485
     29,700   Embratel Participacoes S.A., ADR ...      222,156
     12,450   Empresa Brasileira de
               Aeronautica S.A., ADR .............      486,173
     42,500   Petroleo Brasileiro S.A., ADR ......    1,105,000
     27,900   Tele Centro Oeste Celular
               Participacoes, ADR ................      241,335
     30,351   Tele Norte Leste Participacoes S.A.,
               ADR ...............................      463,156
      5,500   Telemig Celular Participacoes S.A.,
               ADR ...............................      227,150
                                                   ------------
                                                      7,705,713
                                                   ------------
   CHILE -- 1.6%
     19,900   Companhia de Telecomunicaciones de
               Chile S.A., ADR+ ..................      280,192
     20,000   Distribucion y Servicio D&S S.A., ADR     296,000
     21,000   Embotelladora Andina S.A., Class A,
               ADR ...............................      283,080
     27,600   Empresa Nacional de
               Electricidad S.A., ADR+ ...........      310,500
      8,600   Vina Concha Y Toro S.A., ADR^ ......      383,130
                                                   ------------
                                                      1,552,902
                                                   ------------
   CHINA -- 1.1%
  2,262,000   Yanzhou Coal Mining Company Ltd.,
               Class H ...........................    1,044,050
                                                   ------------
   HONG KONG -- 7.8%
    878,000   Brilliance China Automotive Holdings
               Ltd. ..............................      213,882
    793,500   China Mobile (Hong Kong) Ltd.+ .....    4,191,507
    132,000   China Resources Enterprises Ltd. ...      222,549
    218,000   CNOOC Ltd.+ ........................      206,830
  1,384,000   Denway Motors Ltd.+ ................      496,844
  1,492,000   Huaneng Power International, Inc.,
               Class H ...........................      913,415
  5,268,000   PetroChina Company Ltd. ............    1,094,175
                                                   ------------
                                                      7,339,202
                                                   ------------
   HUNGARY -- 1.2%
      3,500   Gedeon Richter Ltd., GDR**^ ........      194,492
     32,600   Magyar Tavkozlesi Rt., ADR .........      487,370
     18,200   Mol Magyar Olaj-es Gazipari Rt.,
               GDR** .............................      254,800
      4,400   OTP Bank Rt., GDR** ................      228,800
                                                   ------------
                                                      1,165,462
                                                   ------------
   INDIA -- 4.0%
      6,700   Dr. Reddy's Laboratories Ltd., GDR**      229,359
     13,100   Hindalco Industries Ltd., GDR** ....      232,377
     15,300   I.T.C. Ltd., GDR** .................      281,137
     51,300   The India Fund, Inc.+1 .............      531,468
      6,700   Infosys Technologies Ltd., ADR .....      435,500
     53,825   Jardine Fleming India Fund+1^ ......      411,761
     23,600   Larsen & Toubro Ltd. ...............      241,310
     16,750   Reliance Industries Ltd., GDR** ....      263,153
     20,000   Reliance Industries Ltd., GDR**^ ...      311,800
     47,900   State Bank of India, GDR** .........      531,690



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
INDIA -- (CONTINUED)
     11,108   Videsh Sanchar Nigam Ltd., ADR ..... $    148,847
      7,300   Wipro Ltd., ADR+ ...................      204,254
                                                   ------------
                                                      3,822,656
                                                   ------------
   INDONESIA -- 1.0%
    261,000   PT Gudang Garam Tbk ................      302,487
  1,049,000   PT Ramayana Lestari Sentosa Tbk ....      290,120
  1,094,000   PT Telekomunikasi Indonesia ........      307,368
                                                   ------------
                                                        899,975
                                                   ------------
   ISRAEL -- 4.0%
    175,700   Bank Hapoalim Ltd. .................      430,627
    154,900   Bank Leumi Le-Israel ...............      311,668
    212,500   Bezeq Israeli Telecommunication
               Corporation Ltd. ..................      319,015
     25,500   Check Point Software Technologies
               Ltd.+ .............................    1,289,535
      7,100   IDB Holding Corporation Ltd. .......      193,767
      7,187   Orbotech Ltd.+ .....................      248,383
     15,700   Teva Pharmaceutical Industries Ltd.,
               ADR ...............................      978,110
                                                   ------------
                                                      3,771,105
                                                   ------------
   KOREA -- 11.8%
     39,800   Hyosung Corporation ................      459,070
    139,010   Kookmin Bank+ ......................    1,865,291
     44,320   Korea Electric Power Corporation+ ..      824,746
     20,325   Korea Telecom Corporation, ADR .....      446,744
     15,220   Kumkang Korea Chemical Company Ltd.       864,897
      3,220   Pohang Iron & Steel Company Ltd. ...      257,510
     45,098   Pohang Iron & Steel Company Ltd., ADR     889,333
      9,430   Samsung Electro Mechanics Company Ltd.    338,636
     23,894   Samsung Electronics ................    3,527,728
      7,096   Samsung Electronics, GDR** .........      556,681
      7,730   SK Telecom Company Ltd.+ ...........    1,138,291
                                                   ------------
                                                     11,168,927
                                                   ------------
   MALAYSIA -- 1.6%
     69,000   British American Tobacco
               (Malaysia) Berhad .................      631,013
    109,400   Malayan Banking Berhad .............      296,544
    350,000   Tanjong Plc ........................      589,499
                                                   ------------
                                                      1,517,056
                                                   ------------
   MEXICO -- 11.4%
     27,567   Cemex S.A. de C.V., ADR ............      730,526
     29,684   Coca-Cola Femsa S.A., ADR ..........      733,195
     38,511   Fomento Economico Mexicano
               S.A. de C.V. ......................      163,161
     15,400   Fomento Economico Mexicano
               S.A. de C.V., ADR .................      659,274
    221,200   Grupo Carso S.A. de C.V., Series A1+      654,800
  1,700,100   Grupo Financiero BBVA Bancomer
               S.A. de C.V., Class O+ ............    1,678,179
    282,100   Grupo Modelo S.A. de C.V., Series C       766,781
     29,411   Grupo Televisa S.A., GDR+ ..........    1,176,734
     15,900   Panamerican Beverages, Inc., Class A      322,770
     61,029   Telefonos de Mexico S.A., Class L,
               ADR ...............................    2,141,508
    634,800   Wal-Mart de Mexico S.A. de C.V.+ ...    1,718,476
                                                   ------------
                                                     10,745,404
                                                   ------------
   PERU -- 0.7%
     35,200   Compania de Minas Buenaventura
               S.A., ADR .........................      649,088
                                                   ------------
   POLAND -- 1.0%
     16,370   Bank Polska Kasa Opieki S.A., GDR+**      288,112

                       See Notes to Financial Statements.

                                  THE GCG TRUST
                             DEVELOPING WORLD SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- (CONTINUED)
   POLAND -- (CONTINUED)
     28,558   Polski Koncern Naftowy Orelen
               S.A., GDR** ....................... $    257,593
     88,375   Telekomunikacja Polska S.A., ADR**^       392,252
                                                   ------------
                                                        937,957
                                                   ------------
   RUSSIA -- 4.4%
      9,800   Mobile Telesystems, ADR+ ...........      268,520
     28,900   OAO Gazprom, ADR ...................      323,680
     29,750   OAO Lukoil Holding, ADR ............    1,426,964
     71,400   RAO Unified Energy System, ADR^ ....      813,960
    104,875   Surgutneftegaz, ADR+ ...............    1,341,351
                                                   ------------
                                                      4,174,475
                                                   ------------
   SOUTH AFRICA -- 8.0%
    150,400   ABSA Group Ltd. ....................      706,183
    431,682   African Bank Investments Ltd.+ .....      489,992
     37,000   Anglo American Platinum Corporation
               Ltd. ..............................    1,647,782
    582,500   FirstRand Ltd. .....................      611,322
     11,101   Impala Platinum Holdings Ltd. ......      554,145
     64,200   Liberty Group Ltd. .................      462,716
    225,400   M-Cell Ltd. ........................      517,284
     33,700   Nedcor Ltd. ........................      660,527
     51,163   Sappi Ltd.+ ........................      449,993
    108,702   Sasol Ltd.                                992,473
    104,500   Standard Bank Investment
               Corporation Ltd. ..................      455,016
                                                   ------------
                                                      7,547,433
                                                   ------------
   TAIWAN -- 12.3%
    412,604   Asustek Computer, Inc., GDR** ......    1,778,322
    175,563   China Steel Corporation, ADR+** ....    1,754,155
    187,789   Hon Hai Precision Industry
               Company Ltd., GDR** ...............    2,291,026
     92,542   Sunplus Technology Company
               Ltd., GDR+** ......................      781,980
     92,068   Synnex Technology International
               Corporation, GDR** ................      486,696
    166,104   Taiwan Semiconductor Manufacturing
               Company Ltd., ADR+ ................    2,523,126
    156,930   United Microelectronics
               Corporation, ADR+ .................    1,396,677
     72,619   Winbond Electronic Corporation, GDR       620,891
                                                   ------------
                                                     11,632,873
                                                   ------------
   THAILAND -- 1.3%
     40,400   Advanced Info Service Public
               Company Ltd. (Foreign) ............      430,068
     88,000   BEC World Public Company
               Ltd. (Foreign) ....................      470,335
    779,500   Ratchaburi Electricity Generating
               Holding Public Company Ltd.
               (Foreign)+ ........................      301,275
                                                   ------------
                                                      1,201,678
                                                   ------------
   TURKEY -- 0.5%
  9,220,000   Tofas Turk Otomobil Fabrikasi A.S.+        73,469
  4,500,000   Tupras-Turkiye Petrol Rafinerileri
               A.S. ..............................      114,745
 30,940,000   Turkiye Garanti Bankasi A.S.+ ......      155,322
 18,796,630   Turkiye Is Bankasi, Class C ........      133,303
                                                   ------------
                                                        476,839
                                                   ------------
   UNITED KINGDOM -- 3.1%
    132,882   Anglo American Plc .................    1,971,519
    127,457   Dimension Data Holdings Plc+ .......      502,008
     66,000   South African Breweries Plc ........      499,433
                                                   ------------
                                                      2,972,960
                                                   ------------
   VENEZUELA -- 0.9%
     36,400   Compania Anonima Nacional Telefonos
               de Venezuela, ADR ................. $    853,216
                                                   ------------
              Total Common Stocks
               (Cost $87,418,579) ................   81,178,971
                                                   ------------
PREFERRED STOCK -- 2.0%
   (Cost $1,782,695)
   BRAZIL -- 2.0%
 21,303,600   Banco Itau S.A. ....................    1,835,690
                                                   ------------
TOTAL INVESTMENTS (COST $89,201,274*) ....  87.8%    83,014,661
OTHER ASSETS AND LIABILITIES (NET) .......  12.2     11,568,097
                                           -----   ------------
NET ASSETS ............................... 100.0%  $ 94,582,758
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
 ** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  ^ Illiquid Security.
  + Non-income producing security.
  1 Closed end fund.

The industry classification of the Developing World Series at June 30, 2001 was as follows:

INDUSTRY CLASSIFICATION           % OF NET ASSETS  VALUE (NOTE 1)
-----------------------           ---------------  --------------
Aerospace/Defense                       0.5%        $   486,172
Automotive                              0.8             784,195
Banks                                   7.6           7,192,590
Broadcast, Radio and Television         1.7           1,647,069
Building/Construction                   0.8             730,526
Chemicals                               0.6             574,953
Computer Industry                       3.1           2,917,994
Consumer Products                       1.0             933,500
Diversified Operations                  1.2           1,158,487
Electronics                             9.2           8,740,777
Financial Services                      3.9           3,679,442
Food and Beverages                      5.2           4,880,238
Insurance                               0.5             462,716
Manufacturing                           5.4           5,087,152
Metals/Mining                           7.5           7,076,073
Mutual Funds                            1.0             943,229
Oil and Gas                             7.5           7,117,613
Paper and Forest Products               1.2           1,089,720
Pharmaceuticals                         1.5           1,401,961
Retail                                  2.8           2,656,413
Semiconductors                          5.6           5,322,673
Services                                0.6             589,499
Telecommunications                     14.2          13,340,642
Utilities                               4.4           4,201,027
                                      -----         -----------
TOTAL INVESTMENTS                      87.8%         83,014,661
OTHER ASSETS AND LIABILITIES (NET)     12.2          11,568,097
                                      -----         -----------
NET ASSETS                            100.0%        $94,582,758
                                      =====         ===========
------------
The activity for investments in Common Stocks of Affiliates is as follows:

                  SHARES AT  SHARES AT                         REALIZED
  DESCRIPTION     12/31/00   6/30/01     DIFFERENCE  DIVIDENDS   LOSS
  -----------     --------   ---------   ----------  --------- --------
Turkiye Is Bankasi,
   Class C      13,363,400  18,796,630    5,433,230    $3,433  $(163,662)
Yapi ve Kredi
   Bankasi A.S. 23,010,592           0  (23,010,592)        0   (191,251)

                                GLOSSARY OF TERMS
                  ADR -- American Depository Receipt
                  GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

    PORTFOLIO OF INVESTMENTS

                                  THE GCG TRUST
                    INTERNET TOLLKEEPER[SERVICE MARK] SERIES

                            JUNE 30, 2001 (UNAUDITED)


                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
COMMON STOCKS -- 95.5%
   COMPUTER HARDWARE -- 7.0%
      1,500   Brocade Communications Systems,
               Inc.+ ............................. $     65,985
      4,000   Cisco Systems, Inc.+ ...............       72,800
      4,800   EMC Corporation+ ...................      139,440
      2,150   Emulex Corporation+ ................       86,860
      3,810   Sun Microsystems, Inc.+ ............       59,893
                                                   ------------
                                                        424,978
                                                   ------------
   COMPUTER SOFTWARE -- 18.5%
        780   Avocent Corporation+ ...............       17,745
      2,080   CheckFree Corporation+ .............       72,946
      2,540   Gemstar-TV Guide International, Inc.+     111,760
      4,140   Intuit, Inc.+ ......................      165,559
      4,030   Microsoft Corporation+ .............      292,578
      3,000   Oracle Corporation+ ................       57,000
      6,140   Sabre Holdings Corporation+ ........      307,000
      1,410   VERITAS Software Corporation+ ......       93,807
                                                   ------------
                                                      1,118,395
                                                   ------------
   CONSUMER PRODUCTS -- 1.4%
      3,720   Energizer Holdings, Inc.+ ..........       85,374
                                                   ------------
   ELECTRICAL EQUIPMENT -- 4.3%
      3,400   American Tower Corporation, Class A+       70,278
        770   Avici Systems, Inc.+ ...............        6,599
      1,740   JDS Uniphase Corporation+ ..........       22,185
      2,880   McDATA Corporation+ ................       50,544
      1,840   QUALCOMM, Inc.+ ....................      107,603
                                                   ------------
                                                        257,209
                                                   ------------
   FINANCIAL SERVICES -- 3.6%
      5,150   The Charles Schwab Corporation .....       78,795
      2,150   First Data Corporation .............      138,137
                                                   ------------
                                                        216,932
                                                   ------------
   INTERNET -- 12.0%
      1,780   Check Point Software Technologies
               Ltd.+ .............................       90,015
      5,270   CNET Networks, Inc.+ ...............       68,510
      2,630   DoubleClick, Inc.+ .................       36,715
      5,550   E.piphany, Inc.+ ...................       56,388
      5,760   Interwoven, Inc.+ ..................       97,344
      3,720   Travelocity.com, Inc.+ .............      114,204
      3,850   VeriSign, Inc.+ ....................      231,038
      1,640   Yahoo!, Inc.+ ......................       32,784
                                                   ------------
                                                        726,998
                                                   ------------
   LEISURE ENTERTAINMENT -- 6.4%
      1,760   Metro-Goldwyn-Mayer, Inc.+ .........       39,864
      6,710   Viacom, Inc., Class B+ .............      347,242
                                                   ------------
                                                        387,106
                                                   ------------
   MEDIA -- 24.1%
      7,560   AOL Time Warner, Inc.+ .............      400,680
      2,440   Cablevision Systems Corporation,
               Class A+ ..........................      142,740
      1,380   Cablevision Systems Corporation-Rainbow
               Media Group+ ......................       35,604
      3,970   Clear Channel Communications, Inc.+       248,919
      5,510   Comcast Corporation, Special Class A+     239,134
      1,650   EchoStar Communications Corporation,
               Class A+ ..........................       53,493
      3,010   UnitedGlobalCom, Inc., Class A+ ....       26,036
      1,950   Univision Communications, Inc.,
               Class A+ ..........................       83,421
      6,210   Westwood One, Inc.+ ................      228,838
                                                   ------------
                                                      1,458,865
                                                   ------------



                                                       VALUE
   SHARES                                            (NOTE 1)
  ---------                                        ------------
   SEMICONDUCTORS -- 4.7%
      5,970   Integrated Circuit Systems, Inc.+ .. $    114,624
        910   Intersil Corporation+ ..............       33,124
      1,880   PMC-Sierra, Inc.+ ..................       58,412
      1,880   Xilinx, Inc.+ ......................       77,531
                                                   ------------
                                                        283,691
                                                   ------------
   SERVICES -- 0.9%
      1,460   Cendant Corporation+ ...............       28,470
        460   TMP Worldwide, Inc.+ ...............       27,191
                                                   ------------
                                                         55,661
                                                   ------------
   TELECOMMUNICATIONS -- 11.2%
     11,200   AT&T Corporation - Liberty Media
               Corporation, Class A+ .............      195,888
     15,950   Crown Castle International
               Corporation+ ......................      261,580
      2,350   NTL, Inc.+ .........................       28,317
      1,220   Openwave Systems, Inc.+ ............       42,334
      1,740   Qwest Communications International,
               Inc. ..............................       55,454
      3,770   Sprint Corporation (PCS Group)+ ....       91,046
                                                   ------------
                                                        674,619
                                                   ------------
   UTILITIES -- 1.4%
      1,950   The AES Corporation+ ...............       83,948
                                                   ------------
              Total Common Stocks
               (Cost $5,875,479) .................    5,773,776
                                                   ------------
TOTAL INVESTMENTS (COST $5,875,479*) .....  95.5%     5,773,776
OTHER ASSETS AND LIABILITIES (NET) .......   4.5        272,159
                                           -----   ------------
NET ASSETS ............................... 100.0%  $  6,045,935
                                           =====   ============
 ------------------------------
  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.

                       See Notes to Financial Statements.

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                                  THE GCG TRUST

                                  JUNE 30, 2001


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The GCG Trust, (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988 with an unlimited number of shares of beneficial interest with a par value of $0.001 each. At June 30, 2001 the Trust had twenty eight operational portfolios (the "Series"). All of the Series are diversified except for All Cap Series, Managed Global Series, Mid-Cap Growth Series, Hard Assets Series and Special Situations Series which are non-diversified Series. The information presented in these financial statements pertains to all of the Series except for The Fund For Life Series which is presented under separate cover. The Trust is intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts ("Variable Contracts") offered by insurance companies, and (ii) certain qualified pension and retirement plans, as permitted under the Federal tax rules relating to the Series serving as investment mediums for Variable Contracts. The Trust currently functions as an investment medium for contracts and policies offered by Golden American Life Insurance Company ("Golden American"), a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"), an indirect wholly owned subsidiary of ING Groep, N.V. ("ING"), Equitable Life Insurance Company of Iowa, an indirect wholly owned subsidiary of ING, Security Life of Denver, an indirect wholly owned subsidiary of ING, Southland Life Insurance Company, and indirect wholly owned subsidiary of ING, Reliastar Life Insurance Company, an indirect wholly owned subsidiary of ING, and First Golden Life Insurance Company ("First Golden"), a wholly owned subsidiary of Golden American. The Trust is also an investment medium for contracts offered by the Security Equity Life Insurance Company.

The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) VALUATION: Domestic and foreign portfolio securities, including options and futures contracts, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers or dealers.

Debt securities (except those purchased by Liquid Asset Series), including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Under certain circumstances, debt securities having a maturity of sixty days or less may be valued at amortized cost which approximates market value.

Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All of the portfolio securities of Liquid Asset Series are valued using the amortized cost method.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: Certain of the Series may engage in various portfolio strategies, as described below, primarily to seek to manage its exposure to the equity, bond, gold and other markets and also to manage fluctuations in interest and foreign currency rates. Buying futures and forward foreign currency exchange contracts, writing puts and buying calls tend to increase a Series' exposure to the underlying market or currency. Selling futures and forward foreign currency exchange contracts, buying puts and writing calls tend to decrease a Series' exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

                                  THE GCG TRUST

                                  JUNE 30, 2001


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
OPTIONS: Certain Series may engage in option transactions including purchasing options on securities and securities indexes ("purchased options") and writing covered call and secured put options ("written options"). Generally, purchased options are utilized to protect security holdings in a portfolio or protect against substantial increases in market prices in securities to be acquired in the future. Certain Series may use written options to generate additional income, protect partially against declines in the value of portfolio securities or facilitate a Series' ability to purchase a security at a price lower than the security's current market price. Option transactions may be engaged on exchanges and on over-the-counter markets. When a Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written. When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid. Realized and unrealized gains and losses arising from purchased option transactions are included in the net realized and unrealized gain/(loss) on investments.

The written option activity for Core Bond Series for the period ended June 30, 2001 was as follows:

                                                                                                       NUMBER OF
                                                                                                       CONTRACTS       PREMIUMS
                                                                                                       ---------       --------
Options outstanding at December 31, 2000 .............................................................      --               --
Options written during the period ....................................................................  31,000          $95,790
Options closed during the period .....................................................................      --               --
                                                                                                        ------          -------
Options outstanding at June 30, 2001 .................................................................  31,000          $95,790
                                                                                                        ======          =======

The written  option  activity  for All Cap Series for the period  ended June 30,
2001 was as follows:
                                                                                                       NUMBER OF
                                                                                                       CONTRACTS       PREMIUMS
                                                                                                       ---------       --------
Options outstanding at December 31, 2000 .............................................................      46          $ 4,749
Options written during the period ....................................................................      10           49,968
Options closed during the period .....................................................................      56           54,717
                                                                                                        ------          -------
Options outstanding at June 30, 2001 .................................................................      --               --
                                                                                                        ======          =======

The written option  activity for Investors  Series for the period ended June 30,
2001 was as follows:
                                                                                                       NUMBER OF
                                                                                                       CONTRACTS       PREMIUMS
                                                                                                       ---------       --------
Options outstanding at December 31, 2000 .............................................................      38          $ 4,059
Options written during the period ....................................................................     483           91,151
Options exercised during the period ..................................................................      12            5,364
Options expired during the period ....................................................................      23            1,104
Options closed during the period .....................................................................     227           48,542
                                                                                                        ------          -------
Options outstanding at June 30, 2001 .................................................................     259          $40,200
                                                                                                        ======          =======

                                  THE GCG TRUST

                                  JUNE 30, 2001


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
The written option activity for Capital Appreciation Series for the period ended June 30, 2001 was as follows:

                                                                                                       NUMBER OF
                                                                                                       CONTRACTS       PREMIUMS
                                                                                                       ---------       --------
Options outstanding at December 31, 2000 .............................................................   1,571       $1,392,957
Options exercised during the period ..................................................................     560          466,781
Options expired during the period ....................................................................     711          739,654
Options closed during the period .....................................................................     300          186,522
                                                                                                        ------          -------
Options outstanding at June 30, 2001 .................................................................      --               --
                                                                                                        ======          =======

FUTURES CONTRACTS: Certain Series may engage in various futures contracts including interest rate and stock index futures contracts. The transactions in futures contracts must constitute bona fide hedging or other strategies under regulations promulgated by the Commodities Futures Trading Commission. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2001, all futures transactions were conducted on U.S. exchanges. Contracts open, if any, at June 30, 2001 are included in the portfolio of investments and their related realized and unrealized gains and losses are included in the net realized and unrealized gain/(loss) on futures contracts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain of the Series may enter into forward foreign currency exchange contracts. A Series will engage in forward foreign currency exchange transactions to protect itself against fluctuations in currency exchange rates. Forward foreign currency exchange contracts are valued at the applicable forward rate and are marked to market daily. The change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Contracts open, if any, at June 30, 2001 and their related unrealized appreciation/(depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gains and losses arising from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at the rate of exchange prevailing when accrued.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from investments.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: All Series may enter into repurchase agreements in accordance with guidelines approved by the Board of Trustees of the Trust. Each Series bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Series is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Series seeks to exercise its rights. Each Series takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Series enters into repurchase agreements to evaluate potential risks. The market value of the underlying

                                  THE GCG TRUST

                                  JUNE 30, 2001


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Series has the right to use the underlying securities to offset the loss.

(E) FEDERAL INCOME TAXES: Each Series of the Trust is a separate entity for Federal income tax purposes. No provision for Federal income taxes has been made since each Series of the Trust has complied and intends to continue to comply with provisions of subchapter M of the Internal Revenue Code of 1986, as amended, available to regulated investment companies and to distribute its taxable income to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

(F) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed are reported as income when the Series identifies the dividend. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on an identified cost basis which is the same basis the Trust uses for Federal income tax purposes. Purchases of securities under agreements to resell are carried at cost, and the related accrued interest is included in interest receivable.

(G) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Net investment income of Liquid Asset Series is declared as a dividend daily and paid monthly. For all other Series, net investment income will be paid annually, except that Limited
Maturity Bond Series may declare a dividend monthly or quarterly. Any net realized long-term capital gains (the excess of net long-term capital gains over net short-term capital losses) for any Series will be declared and paid at least once annually. Net realized short-term capital gains may be declared and paid more frequently. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and net realized gains recorded by the Trust. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Series, timing differences and differing characterization of distributions made by each Series as a whole.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Directed Services, Inc. (the "Manager"), an indirect wholly owned subsidiary of ING, provides all of the Series with advisory and administrative services under a Management Agreement (the "Agreement"). Under the Agreement, the Manager has overall responsibility for engaging Portfolio Managers and for monitoring and evaluating the management of the assets of each Series by the Portfolio Managers. Portfolio Managers are compensated by the Manager and not the Trust. In some cases, Portfolio Managers may be affiliated with the Manager. Portfolio Managers have full investment discretion and make all determinations with respect to the investment of a Series' assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Agreement, the Manager also is responsible for providing or procuring, at the Manager's expense, the services reasonably necessary for the ordinary operation of the Trust including, among other things, custodial, administrative, transfer agency, portfolio accounting, dividend disbursing, auditing and ordinary legal services. The Manager does not bear the expense of brokerage fees, taxes, interest, fees and expenses of the independent trustees, and extraordinary expenses, such as litigation or indemnification expenses. As compensation for its services under the Management Agreement, the Trust pays the Manager a monthly fee (a "Unified Fee") based on the following annual rates of the average daily net assets of the
Series:

                                  THE GCG TRUST

                                  JUNE 30, 2001


2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)

  SERIES                                                         FEE
  ------                                                         ---
                                                                (based on combined assets of the indicated Groups of Series)
Liquid Asset Series and Limited Maturity Bond Series            0.60% of the first $200 million;
                                                                0.55% of the next $300 million; and
                                                                0.50% of the amount in excess of $500 million

Core Bond Series                                                1.00% of the first $100 million;
                                                                0.90% of the next $100 million; and
                                                                0.80% of the amount in excess of $200 million

Fully Managed Series, Equity Income Series, Value               1.00% of the first $750 million;
Equity  Series, Rising Dividends Series, Capital                0.95% of the next $1.250 billion;
Appreciation  Series, Strategic Equity Series, Small Cap        0.90% of the next $1.5 billion; and
Series, Real Estate Series and Hard Assets Series               0.85% of the amount in excess of $3.5 billion

Total Return Series, Research Series and Mid-Cap                1.00% of the first $250 million;
Growth Series                                                   0.95% of the next $400 million;
                                                                0.90% of the next $450 million; and
                                                                0.85% of the amount in excess of $1.1 billion

Investors Series and All Cap Series                             1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Growth and Income Series and Special Situations Series          1.10% of the first $250 million;
                                                                1.05% of the next $400 million;
                                                                1.00% of the next $450 million; and
                                                                0.95% of the amount in excess of $1.1 billion

Managed Global Series                                           1.25% of the first $500 million and
                                                                1.05% of the amount in excess of $500 million

Large Cap Value Series                                          1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Diversified Mid-Cap Series and Asset Allocation Growth Series   1.00% of the first $500 million;
                                                                0.95% of the next $250 million;
                                                                0.90% of the next $500 million; and
                                                                0.85% of the amount in excess of $1.25 billion

Capital Growth Series and Growth Series                         1.10% of the first $250 million;
                                                                1.05% of the next $400 million;
                                                                1.00% of the next $450 million; and
                                                                0.95% of the amount in excess of $1.1 billion

Developing World Series                                         1.75%

Internet Tollkeeper[SERVICE MARK] Series                        1.85% of the first $1 billion; and
                                                                1.75% of the amount in excess of $1 billion

                                  THE GCG TRUST

                                  JUNE 30, 2001


2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)
The Manager and the Trust have entered into Portfolio Management Agreements with the Portfolio Managers. These Portfolio Managers provide investment advice for the various Series and are paid by the Manager based on the average net assets of the respective Series. The Portfolio Managers of each of the Series are as follows (*related party Advisor):

SERIES                                                          PORTFOLIO MANAGER
------                                                          -----------------
Liquid Asset Series                                             ING Investment Management, LLC*
Limited Maturity Bond Series                                    ING Investment Management, LLC*
Core Bond Series                                                Pacific Investment Management Company
Fully Managed Series                                            T. Rowe Price Associates, Inc.
Total Return Series                                             Massachusetts Financial Services Company
Asset Allocation Growth Series                                  Fidelity Management & Research Company
Equity Income Series                                            T. Rowe Price Associates, Inc.
All Cap Series                                                  Salomon Brothers Asset Management, Inc.
Growth and Income Series                                        Janus Capital Corporation
Real Estate Series                                              The Prudential Investment Corporation
Value Equity Series                                             Eagle Asset Management, Inc.
Investors Series                                                Salomon Brothers Asset Management, Inc.
Rising Dividends Series                                         Kayne Anderson Rudnick Investment Management, LLC
Managed Global Series                                           Capital Guardian Trust Company
Large Cap Value Series                                          Capital Guardian Trust Company
Hard Assets Series                                              Baring International Investment Limited*
Diversified Mid-Cap Series                                      Fidelity Management & Research Company
Research Series                                                 Massachusetts Financial Services Company
Capital Growth Series                                           Alliance Capital Management L.P.
Capital Appreciation Series                                     A I M Capital Management Group, Inc.
Small Cap Series                                                Capital Guardian Trust Company
Mid-Cap Growth Series                                           Massachusetts Financial Services Company
Strategic Equity Series                                         A I M Capital Management Group, Inc.
Special Situations Series                                       Janus Capital Corporation
Growth Series                                                   Janus Capital Corporation
Developing World Series                                         Baring International Investment Limited*
Internet Tollkeeper[SERVICE MARK] Series                        Goldman Sachs Asset Management

During the period ended June 30, 2001, in the ordinary course of business, the following Series paid commissions to certain affiliates of the respective Portfolio Manager and/or the Manager in connection with the execution of various portfolio transactions.
                                                                AMOUNT OF
SERIES                                                         COMMISSIONS
--------                                                       -----------
Diversified Mid-Cap Series ....................................     $ 30
Developing World Series .......................................      480

                                  THE GCG TRUST

                                  JUNE 30, 2001


2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES--(CONTINUED)
The custodian for the Trust is The Bank of New York. The custodian is paid by the Manager and not the Trust.

Certain officers and trustees of the Trust are also officers and/or directors of the Manager, Golden American, First Golden and Equitable of Iowa Companies. Each Trustee of the Trust who is not an interested person of the Trust or Manager or Portfolio Manager (the "non-interested Trustees") receives an annual retainer of $20,000 plus $5,000 for each regular quarterly Board Meeting attended in person ($1,250 if attended by telephone), as well as reimbursement for expenses incurred in connection with attendance at such meetings or carrying out their responsibilities as Trustees of the Trust. In addition, the Trust pays their Trustees an annual stipend of $5,000 for each committee chairmanship and $1,000 for attendance at any committee meeting not held in conjunction with a regular Board meeting or for any specially called telephone meeting. The Trustee designated by the Board as Lead Trustee also receives additional compensation in an amount 50% greater than the amount paid for services as non-interested Trustee (i.e. 50% of the regular retainer of $20,000 plus 50% of the full quarterly meeting fee of $20,000 or $20,000).

3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended June 30, 2001 were as follows:
                                               PURCHASES             SALES
                                             ------------        ------------
Liquid Asset Series                                    --                  --
Limited Maturity Bond Series ............... $ 96,090,065        $ 48,483,510
Core Bond Series ...........................   13,620,584          33,986,806
Fully Managed Series .......................  134,113,721          42,915,209
Total Return Series ........................  383,566,009         291,623,270
Asset Allocation Growth Series .............   17,943,723           1,624,435
Equity Income Series .......................   82,824,074          36,402,560
All Cap Series .............................  149,089,832          54,955,701
Growth and Income Series ...................   32,519,583           4,151,120
Real Estate Series .........................   24,018,694          18,788,205
Value Equity Series ........................   80,521,000          46,293,018
Investors Series ...........................   41,424,582           6,350,770
Rising Dividends Series ....................  102,363,667         100,037,925
Managed Global Series ......................   64,128,548          37,501,034
Large Cap Value Series .....................   90,768,549          21,704,281
Hard Assets Series .........................   49,325,431          51,375,045
Diversified Mid-Cap Series .................   26,632,157           8,597,056
Research Series ............................  509,861,646         483,557,688
Capital Growth Series ......................  617,839,899         607,189,789
Capital Appreciation Series ................  133,317,887         107,696,486
Small Cap Series. ..........................  143,651,792          98,979,832
Mid-Cap Growth Series ......................  609,945,301         541,356,804
Strategic Equity Series ....................  317,474,525         322,149,284
Special Situations Series ..................   16,613,061           4,911,095
Growth Series ..............................  639,969,161         650,729,041
Developing World Series ....................   83,806,816          79,120,335
Internet Tollkeeper[SERVICE MARK] Series ...    5,940,067              65,135

                                  THE GCG TRUST

                                  JUNE 30, 2001


3. PURCHASES AND SALES OF SECURITIES--(CONTINUED)
At June 30, 2001, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were as follows:

                                                                                        NET TAX
                                                TAX BASIS          TAX BASIS             BASIS
                                                  GROSS              GROSS            UNREALIZED
                                               UNREALIZED         UNREALIZED         APPRECIATION/
                                              APPRECIATION       DEPRECIATION       (DEPRECIATION)
                                              ------------       -------------      --------------
Liquid Asset Series .........................           --                  --                  --
Limited Maturity Bond Series. ...............  $ 3,720,333          $  530,582        $  3,189,751
Core Bond Series ............................      278,551             501,255            (222,704)
Fully Managed Series ........................   67,228,747           8,845,253          58,383,494
Total Return Series .........................   49,688,939          17,659,888          32,029,051
Asset Allocation Growth Series ..............      720,073           1,116,043            (395,970)
Equity Income Series ........................   31,984,755          19,326,213          12,658,542
All Cap Series ..............................   16,966,635          15,469,841           1,496,794
Growth and Income Series ....................    2,018,499           2,222,043            (203,544)
Real Estate Series ..........................   11,884,754               9,337          11,875,417
Value Equity Series .........................   21,243,981           9,075,208          12,168,773
Investors Series ............................    3,070,938           4,163,570          (1,092,632)
Rising Dividends Series .....................  108,150,200          83,278,156          24,872,044
Managed Global Series .......................   23,929,110          46,660,927         (22,731,817)
Large Cap Value Series. .....................   15,505,352          14,389,322           1,116,030
Hard Assets Series ..........................    1,917,433           3,581,970          (1,664,537)
Diversified Mid-Cap Series ..................    1,824,815           1,444,987             379,828
Research Series .............................   56,385,832          99,656,765         (43,270,933)
Capital Growth Series .......................   55,687,699          21,375,895          34,311,804
Capital Appreciation Series .................   29,750,377          46,142,505         (16,392,128)
Small Cap Series. ...........................   72,441,976         163,128,560         (90,686,584)
Mid-Cap Growth Series .......................  179,368,595         478,643,107        (299,274,512)
Strategic Equity Series .....................   33,189,263          31,620,896           1,586,367
Special Situations Series ...................    1,094,224           1,057,490              36,734
Growth Series ...............................   56,435,393         200,929,409        (144,494,016)
Developing World Series .....................    2,471,842           8,658,455          (6,186,613)
Internet Tollkeeper[SERVICE MARK] Series ....      289,832             391,535            (101,703)

4. RESTRICTED AND ILLIQUID SECURITIES
Certain Series of the Trust may hold securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the "Act") and securities which are deemed illiquid because of low trading volumes or other factors. These restricted and illiquid securities (which do not include securities eligible for resale pursuant to Rule 144A of the Act and 4(2) commercial paper that are determined to be liquid under procedures adopted by the Board of Trustees) are valued under methods approved by the Board of
Trustees as reflecting fair value which includes obtaining quotes from independent sources if available.

                                  THE GCG TRUST

                                  JUNE 30, 2001


4. RESTRICTED AND ILLIQUID SECURITIES--(CONTINUED)
Total restricted and/or illiquid securities at June 30, 2001 were as follows:
                                 FAIR VALUE     % OF NET ASSETS
                                 -----------    ---------------
Liquid Asset Series ............ $32,999,414            4.05%
Limited Maturity Bond Series ...  11,603,781            3.78%
Core Bond Series ...............   2,997,435            5.17%
Fully Managed Series ...........  21,326,830            4.01%
Total Return Series ............  46,609,718            5.10%
All Cap Series .................   1,083,000            0.48%
Growth and Income Series .......      50,700            0.01%
Managed Global Series ..........     799,454            0.30%
Hard Assets Series .............   1,084,188            2.72%
Capital Growth Series ..........   4,038,160            0.76%
Mid-Cap Growth Series ..........  31,891,273            2.28%
Developing World Series ........  12,723,276           13.45%

5. CAPITAL LOSS CARRYFORWARDS
For Federal income tax purposes, the Series indicated below have capital loss carryforwards, which expire in the year indicated, as of June 30, 2001 which are available to offset future capital gains, if any:

                                       EXPIRING      EXPIRING      EXPIRING      EXPIRING     EXPIRING     EXPIRING       EXPIRING
  SERIES                                IN 2001       IN 2002       IN 2004       IN 2005      IN 2006      IN 2007        IN 2008
  ------                               --------      --------      --------      --------     ---------    ---------      ---------
Liquid Asset Series                       $172          $15          $1,432       $  816          $ 537     $  1,576      $  13,770
Limited Maturity Bond Series.               --           --              --        6,321             --    1,791,596      3,293,644
Core Bond Series                            --           --              --           --             --           --      1,747,206
Asset Allocation Growth Series              --           --              --           --             --           --         11,212
Growth and Income Series                    --           --              --           --             --           --            380
Real Estate Series                          --           --              --           --             --           --      2,503,725
Hard Assets Series                          --           --              --           --      5,310,830      986,485      1,395,577
Diversified Mid-Cap Series                  --           --              --           --             --           --        143,663
Capital Appreciation Series                 --           --              --           --             --           --      7,592,381

6. CONSOLIDATION OF EMERGING MARKETS SERIES INTO DEVELOPING WORLD SERIES
On April 27, 2001, the consolidation of Emerging Markets Series into Developing World Series took place at no cost to current contract holders. The separate accounts in the Series substituted 2,799,022 shares of Developing World Series for 2,609,839 shares of Emerging Markets Series in a non-taxable exchange as follows:

   SERIES REPLACED        SERIES SUBSTITUTED      SHARES ISSUED   VALUE OF NET ASSETS
   --------------         ------------------      -------------   -------------------
Emerging Markets Series   Developing World Series   2,799,022         $20,587,483

The aggregate net assets of the Developing World Series were $76,539,361 prior to the consolidation. The aggregate net assets of Developing World Series were $97,126,844 as a result of the consolidation.

                                  THE GCG TRUST

                                  JUNE 30, 2001


SPECIAL MEETINGS OF SHAREHOLDERS
At a special meeting of shareholders of the Global Fixed Income Series of the Trust held on April 17, 2001, the following actions were taken:

(1) The new portfolio management agreement among the Trust, DSI and Pacific Investment Management Company LLC on behalf of the Global Fixed Income Series was approved by the shareholders of the Trust as follows:

                        AGAINST OR
    FOR                  WITHHELD              ABSTAINED                 TOTAL
    ----                ----------             ---------               ---------
 3,821,322                51,787                416,489                4,289,598

(2) A change in the fundamental investment objective of the Global Fixed Income Series was approved by the shareholders of the Trust as follows:

                        AGAINST OR
    FOR                  WITHHELD              ABSTAINED                 TOTAL
    ----                ----------             ---------               ---------
 3,798,984                56,322                434,292                4,289,598

(3) A change in the Global Fixed Income Series' sub-classification under the Investment Company Act of 1940, as amended, from non-diversified to diversified, was approved by shareholders of the Trust as follows:

                        AGAINST OR
    FOR                  WITHHELD              ABSTAINED                 TOTAL
    ----                ----------             ---------               ---------
 3,827,662                47,539                414,397                4,289,598

At a special meeting of shareholders of the Emerging Markets Series of the Trust held on April 17, 2001, the following action was taken:

(1) The Plan of Reorganization to combine the Emerging Markets Series and the Developing World Series with the Developing World Series becoming the surviving Series of the Trust was approved by shareholders of the Emerging Market Series as follows:

                        AGAINST OR
    FOR                  WITHHELD              ABSTAINED                 TOTAL
    ----                ----------             ---------               ---------
 2,431,032                180,424               236,495                2,847,951

                                  THE GCG TRUST

                                 ---------------

                         TRUSTEES AND EXECUTIVE OFFICERS

                 Barnett Chernow, CHAIR, TRUSTEE AND PRESIDENT*
                           John R. Barmeyer, TRUSTEE*
                           J. Michael Earley, TRUSTEE
                         R. Barbara Gitenstein, TRUSTEE
                           Robert A. Grayson, TRUSTEE
                          Elizabeth J. Newell, TRUSTEE
                           Stanley B. Seidler, TRUSTEE
                            Roger B. Vincent, TRUSTEE
                          Mary Bea Wilkinson, TREASURER
                           Myles R. Tashman, SECRETARY
                               *INTERESTED TRUSTEE

                                 ---------------

                 Sutherland Asbill & Brennan LLP, LEGAL COUNSEL
                Directed Services, Inc., MANAGER AND DISTRIBUTOR
                     Ernst & Young LLP, INDEPENDENT AUDITORS